UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03459

Penn Series Funds, Inc.

(Exact name of registrant as specified in charter)

600 Dresher Road

Horsham, PA 19044

(Address of principal executive offices) (Zip code)

Steven Viola

Penn Series Funds, Inc.

600 Dresher Road

Horsham, PA 19044

(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 956-8129

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

PennMutual.

Annual Reports
December 31, 2017

Penn Mutual Variable Products

Dear Investor:

Thank you for your continued affiliation with The Penn Mutual Life Insurance Company. The confidence and trust you place in us reaffirms our commitment to helping policyholders take advantage of all life’s possibilities. We also take pride in being a financially strong mutual insurance company that delivers on our promises, and I’m very pleased to bring you the following capital markets summary. Please remember that regardless of what the markets may bring, short-term performance changes should not distract you from your long-term financial plan, and it’s a good idea to meet with your investment professional regularly to make sure that your asset allocation remains on target.

Stocks moved solidly higher in 2017 pushing the major equity benchmarks further into record territory. The year’s performance was marked by near-record-low volatility, with any correction shallow and short-lived. A general sense of confidence about earnings, tax reform, and economic growth drove the major indexes’ steady ascent. Economic signals were also encouraging as the “Goldilocks” U.S. economic recovery moved beyond its 100th month with few signs of normal late-cycle imbalances or excesses to derail the current expansion. Real Gross Domestic Product (GDP) growth in the U.S. was best described as steady but not spectacular. Growth showed signs of accelerating with consecutive 3% quarterly gains for GDP during the year. Labor market conditions in the U.S. continued to tighten with the unemployment rate ending the year at 4.1%, below what many economist define as full employment. However, wage gains remained elusive for the consumer as secular forces — globalization, technology and aging demographics — are mitigating typical late-cycle wage pressures. In this environment, the U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned a strong 20.99 percent for the full twelve-month period ending December 31.

On a relative basis, large capitalization stocks provided higher returns than did mid and small capitalization stocks during the year. Large capitalization stocks, as measured by the Russell 1000 Index, returned 21.69 percent, while mid capitalization stocks, as measured by the Russell Midcap Index returned 18.52 percent and small capitalization stocks, as measured by the Russell 2000 Index, returned 14.65 percent. From a style perspective, growth stocks quite handily outperformed value stocks in all market capitalizations, with the widest disparity being in the large capitalization space. For instance, large cap growth stocks, as measured by the Russell 1000 Growth Index returned 30.21 percent while large cap value stocks, as measured by the Russell 1000 Value Index returned 13.66 percent. Lastly, U.S. equity Real Estate Investment Trusts (REITs) significantly underperformed the broader equity market for the full year as the regional mall and shopping center sectors performed poorly.

International markets performed extremely well during the year as emerging market stocks posted a stellar 37.75 percent return, as measured by the MSCI Emerging Markets Index, and developed international stocks returned a very strong 25.62 percent, as measured by the MSCI EAFE Index. Synchronized global growth, improved corporate earnings and rising oil prices were all key drivers of this performance. Growth in Europe and Japan is benefiting from unprecedented levels of central bank monetary stimulus, including negative interest rates and quantitative easing programs. Commodity prices and emerging market currencies, which both fell sharply after the U.S. presidential election, steadily recovered in 2017.

Investment-grade fixed-income securities underperformed high yield bonds during the twelve-month period as noninvestment-grade bonds benefited from investor demand for higher yields, a strong equity market, and a backdrop of solid credit fundamentals with minimal defaults. Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 3.54 percent and the Bloomberg Barclays U.S. Corporate High Yield Bond Index, returned a solid 7.50 percent. During the year, persistent low inflation created growing disagreement among Federal Reserve policy makers about the relevance of traditional economic modeling. Core Personal Consumption Expenditure — the Federal Reserve’s preferred measure of inflation — unexpectedly fell during the year and ended 2017 below the 2% inflation target. 2017 also saw the Treasury yield curve flatten, with low inflation keeping the long-end well bid and incremental Federal Reserve tightening pressuring the front-end.

Once again, we thank you for the privilege of serving your financial needs and encourage you to work closely with your financial professional to continue to explore your options throughout all life’s stages.

Sincerely,

David M. O’Malley

President and Chief Operating Officer

The Penn Mutual Life Insurance Company

President

Penn Series Funds, Inc.

Source: This material is not intended to be relied upon as a forecast, research or investment advice, and is not a recommendation, offer or solicitation to buy or sell any securities or to adopt any investment strategy. The opinions expressed are subject to change as subsequent conditions vary. All economic and performance information is historical and not indicative of future results.

Penn Series Funds, Inc. Annual Report

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Limited Maturity Bond Fund

The Penn Series Limited Maturity Bond Fund returned 1.68% for the twelve-month period ending December 31, 2017, compared to the 0.84% return for its benchmark, the Bloomberg Barclays Capital U.S. Government/Credit 1-3 Year Index, for the same period.

The Federal Reserve picked up its pace to tighten monetary policy with three additional rate hikes during the year. The Treasury yield curve flattened steadily throughout 2017 with short rates pushing higher while long rates fell moderately in response to persistent low inflation. We expect newly appointed Federal Reserve Chairman, Jerome Powell, to maintain Janet Yellen’s gradual approach to normalize monetary policy.

Conservative duration (interest rate risk) and floating rate bond holdings benefitted Fund performance during the year. Additionally, we increased holdings of Treasury Inflation Protected securities (TIPs) in anticipation of mounting inflation pressures during the later stages of this extended economic expansion.

Fund overweight exposure to higher yielding structured securities, including collateralized loan obligations (CLOs) and corporate bonds represented another source of value-added performance during the year. Credit spreads moved steadily tighter driven by strong demand from both domestic and global investors. An improving global economic backdrop also contributed to credit market outperformance. We expect our disciplined investment approach with emphasis on relative value fixed income opportunities to generate positive value added results for investors in the current low interest rate and credit spread environment.

Penn Mutual Asset Management, LLC

Investment Adviser

Cumulative Performance Comparison

December 31, 2007 — December 31, 2017

An investment of $10,000 in the Limited Maturity Bond Fund on December 31, 2007 would have grown to $12,013. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Bloomberg Barclays Capital U.S. Government Credit 1–3 Year Bond Index, during the same period. A $10,000 investment in the Bloomberg Barclays Capital U.S. Government Credit 1–3 Year Bond Index on December 31, 2007 would have grown to $12,018.

Average Annual Total Returns1 as of 12/31/17

	1 Year	5 Year	10 Year
Limited Maturity Bond Fund	1.68%	1.02%	1.85%
Bloomberg Barclays Capital U.S. Government/Credit 1-3 year Index	0.84%	0.84%	1.85%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/17

Percent of Total Investments[1]
Corporate Bonds	47.6%
Asset Backed	26.3%
Commercial Mortgage Backed	13.6%
U.S Treasury Obligations	11.4%
Municipal Bonds	1.1%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Quality Bond Fund

The Penn Series Quality Bond Fund returned 4.63% for the twelve-month period ending December 31, 2017, compared to the 3.54% return for its benchmark, the Bloomberg Barclays Capital U.S. Aggregate Bond Index.

The Fund finished in the top quartile among actively managed intermediate duration bond funds as measured by Morningstar.

Equity and credit markets delivered positive returns for investors in a year marked by historically low volatility. For the first time on record, the S&P posted positive total returns during every month of the year. Improving global macro-economic fundamentals and continued strong demand for income helped drive credit spreads to the tightest levels since the financial crisis.

The long anticipated bond bear market was put on hold again in 2017 despite three additional rate hikes by the Federal Reserve. Persistent low inflation in the United States kept a lid on long-term Treasury yields while short-term yields increased in response to tighter monetary policy. The result was significant yield curve flattening which historically has been a warning sign for slower economic growth.

Active duration (interest rate risk) management and yield curve positioning benefited Fund performance. We continue to hold Treasury Inflation Protected securities (TIPs) in anticipation of building inflation pressures as we enter the late stages of this extended economic expansion.

Fund holdings of corporate bonds and structured securities (including collateralized loan obligations) represented another source of value added performance during the year. We are gradually transitioning portfolio holdings up in credit quality as risk premiums compress. We will continue to look for the most attractive relative value opportunities across the fixed income markets and take advantage of higher interest rate volatility heading into 2018.

Penn Mutual Asset Management, LLC

Investment Adviser

Cumulative Performance Comparison

December 31, 2007 — December 31, 2017

An investment of $10,000 in the Quality Bond Fund on December 31, 2007 would have grown to $15,006. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Bloomberg Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Bloomberg Barclays Capital U.S. Aggregate Bond Index on December 31, 2007 would have grown to $14,811.

Average Annual Total Returns1 as of 12/31/17

	1 Year	5 Year	10 Year
Quality Bond Fund	4.63%	2.24%	4.14%
Bloomberg Barclays Capital U.S. Aggregate Bond Index	3.54%	2.10%	4.01%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/17

Percent of Total Investments[1]
Corporate Bonds	46.6%
Commercial Mortgage Backed	18.4%
U.S. Treasury Obligation	11.7%
Asset Backed	10.5%
Residential Mortgage Backed	7.6%
Municipal Bonds	3.2%
Agency Obligations	1.5%
Preferred Stocks	0.5%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

High Yield Bond Fund

The Penn Series High Yield Bond Fund returned 7.42% for the twelve-month period ending December 31, 2017, compared to the 7.03% return for its benchmark, the CSFB High Yield Bond Index for the same time period.

Credit selection in the financials sector was the top relative performance contributor, while our overweight to cable operators detracted.

High yield bonds returned 7% in 2017 according to the Credit Suisse High Yield Index. The Federal Reserve raised short-term interest rates three times during the 12-month period and maintained its forecast for three additional quarter-point moves in 2018. The Treasury yield curve flattened throughout the year, as the yield on shorter-maturity securities increased while longer-maturity yields slightly declined. In the closing weeks of the year, Congress passed and President Trump signed into legislation a major tax reform measure. The new law includes a reduction in corporate and marginal tax rates for individuals at most income levels. The tax overhaul is likely to have widely varying impacts to individual companies, and its potential for positive effects on the U.S economy is being debated. Firmer commodities prices throughout most of the year supported the performance of the below investment-grade market. Oil prices rose after OPEC and other major oil producers agreed to limit output through the end of 2018 and then rallied further amid reports of falling U.S. inventories.

Gross new issue activity increased 15% year-over-year, with USD $328.1 billion coming to market in 2017. However, net issuance registered considerably lower than the gross value due to heavy refinancing use of proceeds. Specifically, refinancing transactions accounted for 63% of total issuance in 2017. Industry flow activity for the overall year was negative. The J.P. Morgan par-weighted default rate ended December at 1.27%, meaningfully below the historical average of 3.8%. The steep decline this year was due to elevated default activity in 2016, largely confined to commodity sectors rolling off of the 12-month calculation.

Credit selection within financials was the top contributor to relative performance for the year. We increased our exposure to financials throughout the 12-month period, notably through non-benchmark hybrid securities issued by European banks such as UniCredit, Intesa Sanpaolo, and Credit Agricole. Eurozone economic growth continued to improve, and European Central Bank (ECB) bond purchases have provided regional support. While the ECB has signaled its intention to begin tapering its purchase program in 2018, it is unlikely to begin raising interest rates until 2019.

Security selection and our underweight allocation to the “other telecommunications” segment, which includes both wireline and network infrastructure issuers, benefited. Avoiding Windstream and Frontier Communications, both traditional phone companies (aka wirelines) contributed to returns. Over the summer our investment team sold Frontier Communications via their tender offer, prompting our analyst to downgrade the name and we completely exited the position. Long-term secular headwinds and unsustainable leverage more than offset the attractive relative value of the bonds.

Within utilities, our holdings of NRG Energy, a leading U.S. power company, drove relative performance. NRG remains exposed to weaker power and natural gas prices. However, unlike coal or more highly levered peers, we believe this issuer has several options for improving operations and reducing leverage.

Our reserves position — necessary for portfolio liquidity — detracted from returns within an overall positive performance environment for credit.

An overweight allocation to cable operators was a drag on relative performance, although the negative impact was partly offset by our credit selection. Weakness in the sector was largely due to international cable and mobile services provider Altice’s prolonged issues with its French operations. These include continued subscriber losses, poor execution on product offerings, and little evidence of cost savings, although a weaker top-line from Portugal and some softness in its U.S operations also contributed.

Security selection in the retail sector was a drag on relative performance due, in part, to the portfolio’s investment in UK retailer New Look. These bonds traded lower after the company reported disappointing results for the second quarter of its 2018 fiscal year. Additionally, management revealed that inventory for nearly the entire second half of the fiscal year has already been purchased. This creates the risk that the retailer’s merchandise may not be in step with changing fashion trends as the year progresses, potentially weighing on earnings if the clothing has to be sold at deep discounts.

High yield bonds appear well positioned from a yield and duration perspective relative to many alternative fixed income sectors. The relatively low duration profile and higher income of the asset class are attractive in this environment. However, valuations are historically rich.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Though valuations appear stretched, solid corporate fundamentals based on strong earnings and ready access to capital mean that the default rate will likely remain low. Steady economic growth is supportive to high yield issuers, as they are typically more sensitive to macroeconomic factors. Even so, global geopolitics and central bank policy bring a level of uncertainty. As always, we aim to deliver high current income while seeking to contain volatility inherent in this market. Our team maintains a commitment to credit research and risk-conscious investing that has led to favorable returns for our high yield clients over various market cycles.

Penn Mutual Asset Management, LLC

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2007 — December 31, 2017

An investment of $10,000 in the High Yield Bond Fund on December 31, 2007 would have grown to $19,802. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the CSFB High Yield Bond Index, during the same period. A $10,000 investment in the CSFB High Yield Bond Index on December 31, 2007 would have grown to $20,773.

Average Annual Total Returns1 as of 12/31/17

	1 Year	5 Year	10 Year
High Yield Bond Fund	7.42%	5.70%	7.07%
CSFB High Yield Bond Index	7.03%	5.68%	7.58%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/17

Percent of Total Investments[1]
BBB/BB Rated & Above	10.0%
BB Rated	8.0%
BB/B Rated	29.9%
B Rated	13.9%
B/CCC Rated	18.9%
CCC and Below	1.0%
Not Rated	3.6%
Loan Agreements	12.0%
Equity Securities	2.7%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Flexibly Managed Fund

The Penn Series Flexibly Managed Fund returned 15.12% for the twelve-month period ending December 31, 2017, compared to the 21.83% return of its benchmark, the S&P 500 Index for the same time period.

The portfolio posted a positive return but lagged the all-equity S&P 500 Index in the 2017 calendar year. The portfolio outperformed its Morningstar peers but underperformed its Lipper peers. The portfolio’s equity allocation posted a strong return, outpacing its benchmark, the S&P 500 Index. The portfolio’s fixed income allocation also posted a positive return during the one-year period, outperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

Lifted in part by favorable corporate earnings and economic growth, U.S. stocks posted strong returns in 2017. Throughout the year, U.S. equities were buoyed by hopes that President Trump’s proposals for lower tax rates, reduced regulation, and increased infrastructure would be enacted. In the closing weeks of the year, Congress passed and President Trump signed legislation that reduces tax rates for corporations and closely held businesses, reduces marginal tax rates for individuals at most income levels, and changes the limits for various individual tax deductions.

Overall, we marginally added to our equity weight during the year, as we added selectively to names within the information technology sector and industrials and business services sector we believe will be solid performers in most economic scenarios. We trimmed select names in the consumer staples sector.

Our overall fixed income modestly declined from the prior year, as our high yield and bank loan exposure declined, while we added to investment-grade corporates and U.S. 10-year Treasury notes. High yield remains our largest weight within fixed income, but we view the sector as only moderately attractive at current levels due to tightening spreads over the past several quarters. While our fixed income duration remains relatively low, it increased during the year as we added to investment-grade corporates and U.S. 10-year Treasuries.

Within equities, the information technology sector detracted from relative returns, due to both our overweight position and stock selection. Within the sector, Fiserv and Fidelity National Information hindered results. The utilities sector also detracted from relative returns, due to stock selection, and PG&E was a detractor. Conversely, the health care sector benefited relative performance, due to security selection. Within the sector, Abbott Laboratories contributed. The energy sector also aided relative results, due to an underweight position and stock selection. Canadian Natural Resources was a contributor in the sector.

Overall, we remain cautious on the U.S. equity market, although our outlook is more nuanced across time frames. In the near term, we believe earnings growth could continue to drive stocks higher. We are also finding select opportunities in which we believe investors have not fully priced in the benefits of federal tax reform. However, we see increasing potential for a downturn in the midterm, as valuations across asset classes remain elevated relative to history and the U.S. appears to be in the later stages of an economic cycle. We are also concerned about potential geopolitical shocks to the market. With this perspective, we are favoring high-quality companies that we believe can perform well in a variety of economic and market scenarios.

Penn Mutual Asset Management, LLC

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2007 — December 31, 2017

An investment of $10,000 in the Flexibly Managed Fund on December 31, 2007 would have grown to $23,135. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the S&P 500 Index, during the same period. A $10,000 investment in the S&P 500 Index on December 31, 2007 would have grown to $22,603.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/17

	1 Year	5 Year	10 Year
Flexibly Managed Fund	15.12%	12.36%	8.75%
S&P 500 Index	21.83%	15.79%	8.50%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/17

Percent of Total Investments[1]
Consumer, Non-cyclical	30.0%
Financials	17.7%
Technology	12.2%
Communications	10.5%
Consumer, Cyclical	10.3%
Industrials	10.2%
Utilities	4.4%
U.S. Treasury Obligations	2.6%
Energy	1.8%
Asset Backed	0.2%
Basic Materials	0.1%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Balanced Fund

The Penn Series Balanced Fund returned 14.32% for the twelve-month period ending December 31, 2017, compared to its benchmarks, the S&P 500 Index’s return of 21.83% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of 3.54% for the same time period.

The Balanced Fund is comprised of a target allocation of 60% to an equity fund and 40% to a fixed income fund. The equity allocation of the Fund is comprised of the Penn Series Index 500 Fund which seeks a total return that corresponds to that of the S&P 500 Index. The fixed income allocation of the Fund consists of an allocation to the Penn Series Quality Bond Fund.

At the broad asset class level, the Balanced Fund’s equity allocation performed in line with its broad equity benchmark the S&P 500 Index for the twelve-month period. The Fund’s fixed income allocation outperformed the Bloomberg Barclays Capital U.S. Aggregate Bond Index for the same period.

The Fund’s overweight in CMBS (commercial mortgage-backed securities) and CLO (collateralized loan obligations) have contributed positively to the performance. High Yield bonds also performed well.

Penn Mutual Asset Management, LLC

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2017

An investment of $10,000 in the Balanced Fund on August 25, 2008 would have grown to $20,946. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the S&P 500 Index and the Bloomberg Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the S&P 500 Index on August 25, 2008 would have grown to $25,334. A $10,000 investment in the Bloomberg Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $14,595.

Average Annual Total Returns1 as of 12/31/17

	1 Year	5 Year	Since Inception[2]
Balanced Fund	14.32%	9.81%	8.23%
S&P 500 Index	21.83%	15.79%	10.45%
Bloomberg Barclays Capital U.S. Aggregate Bond Index	3.54%	2.10%	4.13%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
[2]	The Fund’s inception date was August 25, 2008.

Asset Allocation Target as of 12/31/17

Index 500	60.0%
Intermediate Bonds	40.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Growth Stock Fund

The Penn Series Large Growth Stock Fund returned 33.16% for the twelve-month period ending December 31, 2017, compared to the 30.21% return for its benchmark, the Russell 1000 Growth Index for the same time period.

The portfolio delivered positive returns for the twelve months ended December 31, 2017, outpacing the benchmark Russell 1000 Growth Index. Overall, stock selection and group weighting combined for relative outperformance. Information technology, health care, and consumer staples were the leading relative outperformers. Financials was the only significant detractor.

U.S. stocks posted strong returns in 2017, buoyed by solid corporate earnings and economic growth. Throughout the year, hopes that President Trump’s proposals for lower tax rates, reduced regulation, and increased infrastructure spending would be enacted supported the market. While the Federal Reserve raised its interest rate target three times in 2017, the central bank’s moves were widely expected and did not disrupt equity markets. Growth stocks outpaced value shares, while large-caps outperformed small-caps, as measured by Russell indexes. Most major stock indexes finished the year near record levels amid expectations that the new tax law would add to economic growth in 2018.

Information technology was the leading relative outperformer, mainly due to stock selection, but overweighting the benchmark’s second-strongest performer also helped. Higher-than-expected revenue growth in its gaming and cloud-computing businesses has helped drive shares of Tencent Holdings higher over the past year. The company, which operates the dominant social media platform in China, is the best-positioned mobile Internet player in the region with its WeChat messaging service and portfolio of other promising assets. Shares of Alibaba Group Holding have rallied sharply over the past year, with results consistently exceeding expectations, driven by the strength in its core Chinese e-commerce business.

Health care outperformed due to stock selection. Intuitive Surgical share prices soared largely due to accelerated growth in the number of global procedures being performed by da Vinci, the company’s robotic surgical system. Procedure growth — the engine of the business model — could get an additional boost as the company rolls out its new and more affordable system (da Vinci X), which should provide opportunities to expand into many more hospitals. Vertex Pharmaceuticals performed strongly thanks in large part to successful results from its Phase III clinical trial for a new drug designed to treat patients with cystic fibrosis. The population served by its existing treatment did well in the trial, without the same tolerability issues.

Consumer staples was an outperformer due to significant underweighting against the benchmark. In our view, valuations remain stretched as investors have bid up the sector over the past several years for its defensive characteristics and dividend support against a backdrop of historically low yields in fixed income.

Financials was the only significant relative detractor, mainly due to stock selection, but overweighting also hurt results. Unfavorable stock selection, particularly in the capital markets industry that comprises our major allocation in this sector, weighed on results.

The current environment is almost an ideal one for equities, with elevated prices for a range of assets and high expectations for profit and economic growth encouraging investors to accept a higher level of risk. The strong earnings performance of 2017 will set a higher bar for year-over-year profit comparisons but investors are likely to look past some slowing in earnings growth if the overall economy remains healthy.

Penn Mutual Asset Management, LLC

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2007 — December 31, 2017

An investment of $10,000 in the Large Growth Stock Fund on December 31, 2007 would have grown to $25,443. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on December 31, 2007 would have grown to $25,930.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/17

	1 Year	5 Year	10 Year
Large Growth Stock Fund	33.16%	17.53%	9.79%
Russell 1000 Growth Index	30.21%	17.33%	10.00%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/2017

Percent of Total Investments[1]
Communications	26.7%
Consumer, Non-cyclical	21.6%
Technology	20.2%
Financials	13.4%
Consumer, Cyclical	8.3%
Industrials	8.0%
Utilities	1.8%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Cap Growth Fund

The Penn Series Large Cap Growth Fund returned 28.19% for the twelve-month period ending December 31, 2017, compared to the 30.21% return for its benchmark, the Russell 1000 Growth Index for the same time period.

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US during the period fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition at the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late in the end of the period. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a selloff in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

The portfolio’s underweight position in the technology sector detracted from the portfolio’s performance relative to the Russell 1000® Growth Index. Within this sector, an underweight position in mobile phones and personal computer maker Apple and not holding shares of social media provider Facebook held back relative results.

Security selection in the special products & services sector also dampened relative returns led by an overweight position in business services company Equifax.

Security selection and an underweight position in the industrial goods & services sector further weighed on relative results. Here, not holding shares of aerospace company Boeing weakened relative performance.

Security selection in the basic materials sector also hindered relative results. However, there were no individual stocks within this sector that were among the portfolio’s largest relative detractors during the reporting period.

Individual stocks that held back relative performance included not holding shares of internet retailer Amazon.com and overweight positions in automotive replacement parts distributor AutoZone, drugstore retailer CVS Health Corp, US discount apparel and home fashions retailer TJX Companies and consumer products company Colgate-Palmolive.

The portfolio’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the portfolio strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the portfolio’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Security selection in both the consumer staples and financial services sectors contributed to relative

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

performance. Within the consumer staples sector, overweight positions in beauty products maker Estee Lauder and infant and children’s pediatric nutrition producer Mead Johnson Nutrition(h) aided relative returns. Within the financial services sector, there were no individual stocks that were among the portfolio’s largest relative contributors during the reporting period.

Security selection in the health care sector also bolstered relative performance. Here, an overweight position in diversified health care products manufacturer Abbott Laboratories and not holding shares of biotechnology firm Celgene buoyed relative returns.

Elsewhere, the portfolio’s position in luxury goods company LVMH(b) (France), and overweight positions in paint and coating manufacturer Sherwin-Williams, credit rating agency Moody’s and US analog and digital semiconductor manufacturer Texas Instruments, contributed to relative returns. Additionally, not holding shares of both diversified infrastructure and financial services company General Electric and diversified technology products and services company International Business Machines (IBM) aided relative results.

During the reporting period, the portfolio’s relative currency exposure, resulting primarily from differences between the portfolio’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, contributed to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Penn Mutual Asset Management, LLC

Investment Adviser

MFS Investments

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2007 — December 31, 2017

An investment of $10,000 in the Large Cap Growth Fund on December 31, 2007 would have grown to $16,592. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on December 31, 2007 would have grown to $25,930.

Average Annual Total Returns1 as of 12/31/17

	1 Year	5 Year	10 Year
Large Cap Growth Fund	28.19%	13.19%	5.19%
Russell 1000 Growth Index	30.21%	17.33%	10.00%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/17

Percent of Total Investments[1]
Consumer, Non-cyclical	30.6%
Technology	22.1%
Consumer, Cyclical	14.2%
Communications	10.0%
Financials	9.7%
Industrials	8.1%
Basic Materials	4.5%
Energy	0.8%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Core Growth Fund

The Penn Series Large Core Growth Fund returned 32.78% for the twelve-month period ending December 31, 2017, compared to the 30.21% return for its benchmark, the Russell 1000 Growth Index for the same time period.

Major U.S. stock indexes spent most of 2017 climbing toward, then exceeding, new record highs. Fueling their momentum was a combination of strong economic growth, robust corporate profits (aided, in part, by a weak dollar) and optimism for tax reform. While the Federal Reserve raised its benchmark interest rate three times in 2017, the moves were incremental and not considered a headwind to the economy’s momentum. Notable uncertainties in domestic politics and geopolitics also failed to disrupt the market’s advance. Overall, market volatility remained historically low, further bolstering investor confidence in stocks.

The Russell 1000 Growth Index’s top-performing sector during the period was utilities, followed by information technology (IT) and financials. The energy sector was the only Index sector with a negative return, and telecommunication services and consumer staples were also among the bottom-performing sectors for the period.

The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. In this reporting period, both stock selection and sector allocation were favorable to relative performance.

The financials sector contributed the most to relative performance. Stock selection in financials added value, with strong performance from holdings in S&P Global and MSCI. An overweight position in the financials sector was also modestly beneficial. The Fund’s lack of exposure to the consumer staples sector was advantageous in this period, as the sector lagged the broad market in this period. Stock selection in IT also drove relative gains, led by the strong rallies in Facebook and Alphabet shares.

Conversely, stock selection in the industrials and consumer discretionary sectors underperformed. Although all of the industrials stocks held by the Fund appreciated during the period, the Fund was less exposed to other stronger-performing names within the sector, which was disadvantageous on a relative performance basis. In the consumer discretionary sector, the Fund was hampered by weak performance in apparel makers Under Armor and Michael Kors.

The portfolio does not hold any derivatives.

Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the portfolio; accordingly, we have had turnover in the portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own. At the end of the period, the Fund’s largest sector weights were in consumer discretionary, IT and industrials, with no exposure to the consumer staples, energy, telecommunication services, real estate and utilities sectors.

Penn Mutual Asset Management, LLC

Investment Adviser

Morgan Stanley Investment Management

Investment Sub-Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2017

An investment of $10,000 in the Large Core Growth Fund on August 25, 2008 would have grown to $21,732. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on August 25, 2008 would have grown to $28,357.

Average Annual Total Returns1 as of 12/31/17

	1 Year	5 Year	Since Inception[2]
Large Core Growth Fund	32.78%	14.97%	8.66%
Russell 1000 Growth Index	30.21%	17.33%	11.79%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 12/31/17

Percent of Total Investments[1]
Communications	28.9%
Consumer, Cyclical	22.7%
Industrials	19.2%
Technology	10.4%
Consumer, Non-cyclical	9.2%
Financials	7.9%
Basic Materials	1.7%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Cap Value Fund

The Penn Series Large Cap Value Fund returned 14.60% for the twelve-month period ending December 31, 2017, compared to the 13.66% return for its benchmark, the Russell 1000 Value Index for the same time period.

Buoyed by accommodative monetary policy, solid earnings and economic growth, 2017 ended well. Given low volatility, positive earnings surprises and the promise of US tax reform, equities markets (as measured by the S&P 500) rose 20%. The S&P 500 also delivered an entire year of positive monthly returns. Despite this string of gains, it’s worthy to note that seven out of these twelve months’ returns were under 2%, and perhaps indicative that sentiment was still cautious as investors constantly underestimated earnings results. Yet a strong earnings season, healthy economic growth and delivery of US tax cuts ended up extending one of the longest bull markets in history, even as some investors remained nervous over the length of the rally.

Although the rally was broad-based, it was dominated by strong stock performance in consumer discretionary names like Amazon and technology companies like Facebook; both of which gained over 50% for the year. Therefore, it is not surprising in this growth-oriented environment that large value managers (+13.7%) lagged their growth brethren (+30.2%) for the year. The Penn Series Large Cap Value Fund was up 14.60%, ahead of its benchmark by 90bps. The outperformance was broad-based due to strong stock selection in the industrials, telecommunications, financials, real estate and telecommunication sectors. A relative overweight to both the information technology and healthcare sectors, as well as an underweight to the energy sector also proved beneficial.

The top individual holdings were Bank of America (BAC) and JP Morgan Chase (JPM), as the market began discounting tax reform passage. Solid earnings results plus various positive developments on the deregulation front also helped serve as positive catalysts for the group. Both will likely benefit from lower taxes, higher interest rates and improving loan growth. BAC was also allowed to repurchase additional stock by the Federal Reserve outside of the normal stress-test protocol, affirming the market’s belief in a kinder regulatory approach going forward.

The largest detractors from performance were Advance Auto Parts, which has since rallied, and Anadarko Petroleum. Shares of Advance Auto were under severe pressure throughout the year given the combination of elevated expectations and industry deceleration resulted. Anadarko underperformed, post the Colorado home explosion that originated from a gas leak in a nearby well. While it is unclear who is ultimately responsible for the mistake, Anadarko is the current owner of the well, which resulted in a decrease of shares following this news. Additionally, E&P’s saw their multiples compress as investors penalized companies for growing production without regard to the corresponding returns. APC has amended their executive compensation to better align management incentives with returns on capital and the stock has rebounded since this change.

Looking forward, after a banner year for equity markets worldwide, we remain constructive on the potential for a continued global growth environment in 2018, albeit at possibly a slower pace, as a recovery in corporate profits has lifted consumer and business confidence. Given the current favorable environment, we expect the central bank to hike at least two to three times in 2018, continuing its gradual pace. Aggressive tightening of short-term rates by the Federal Reserve remains a risk, particularly if fiscal stimulus stokes inflation beyond the target rate. We expect investors’ risk appetite to ebb and flow with the markets, but long-term expectations for global expansion improvement and corporate earnings growth suggest staying the course. We remain cautiously optimistic and continue to take a long-term, security-specific approach and, as always, view opportunities as defined by our reward to risk profiles.

This portfolio is actively managed and holdings are subject to change. Reference to specific securities or holdings should not be considered recommendations for action by investors. There is no guarantee the portfolio continues to invest as indicated.

Penn Mutual Asset Management, LLC

Investment Adviser

Loomis, Sayles & Co.

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

December 31, 2007 — December 31, 2017

An investment of $10,000 in the Large Cap Value Fund on December 31, 2007 would have grown to $16,686. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Value Index, during the same period. A $10,000 investment in the Russell 1000 Value Index on December 31, 2007 would have grown to $19,863.

Average Annual Total Returns1 as of 12/31/17

	1 Year	5 Year	10 Year
Large Cap Value Fund	14.60%	12.65%	5.25%
Russell 1000 Value Index	13.66%	14.04%	7.10%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/17

Percent of Total Investments[1]
Financials	31.4%
Consumer, Non-cyclical	20.1%
Industrials	15.3%
Energy	9.3%
Communications	7.6%
Technology	6.8%
Consumer, Cyclical	4.1%
Utilities	3.8%
Basic Materials	1.6%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Core Value Fund

The Penn Series Large Core Value Fund returned 15.21% for the twelve-month period ending December 31, 2017, compared to the 13.66% return for its benchmark, the Russell 1000 Value Index for the same time period.

Equity markets delivered broad-based robust gains in calendar year 2017 as strong global economic growth, rising corporate profits, and low trading volatility boosted stocks during the period.

In the U.S., despite persistent investor concerns about the prospects of President Trump’s economic initiatives, in part due to unsuccessful efforts to enact legislative health care reform, investors cheered the passage of the Republican tax reform package in December. Deep cuts in corporate taxes, a key element of the bill, raised corporate-profit expectations. Stocks also benefited from positive U.S. economic data. The jobless rate fell to 4.1% in October, a 17-year low. Retail sales rose sharply in November, beating forecasts. Manufacturing and industrial production also remained strong during the period.

In response to the strengthening economy, the U.S. Federal Reserve (the “Fed”) raised short-term interest rates three times during the period. With inflation still in check, most investors took the rate hikes in stride and continued to drive stock prices higher.

Overseas, emerging market equities, powered by world economic growth and low interest rates, continued to generally outperform developed markets. In China, a strong housing market, backed by government supports, helped spur economic growth. Rising corporate profits lifted European stocks. Amid the economic optimism, stocks largely shrugged off geopolitical issues, such as the North Korea crisis and Britain’s exit from the European Union.

In the U.S, the S&P 500 Index rose 21.83% and large-cap stocks generally outperformed their small-cap counterparts during the calendar year period. Globally, the MSCI EAFE and MSCI Emerging Markets indices delivered robust gains of 25.03% and 37.28% respectively for the period.

The Fund’s outperformance versus the index was primarily the result of strong stock selection, while sector allocation had a modestly positive impact for the period. Among U.S. large-cap equities, growth stocks outperformed value stocks during the period by a wide margin. Nine of the eleven economic sectors within the Index appreciated during the period, led by Information Technology, Materials, and Financials. Telecommunication Services and Energy were the lone sectors that generated negative returns.

Stock selection was positive in 6 of the 11 sectors in which the strategy was invested. Stock selection gains were greatest within the Information Technology and Industrials sectors. The Fund’s overweight to the strong-performing Health Care sector also contributed to relative results. Within Industrials, the Fund’s overweight to Caterpillar was the largest contributor to the Fund’s relative performance during the period. Additionally, not owning conglomerate General Electric in the fourth quarter aided relative performance results for the calendar year period. In Information Technology, positions in Qualcomm, Alphabet, and Apple were among the top 10 contributing relative stocks over the period. Elsewhere, underexposure to Exxon Mobil, a large component of the Index which lagged the broader market, and an overweight to Utilities firm NextEra Energy, were beneficial to relative performance.

On a sector basis, unfavorable stock selection in Consumer Staples and Real Estate detracted from relative performance. Within Consumer Staples, the Fund’s avoidance of Wal-Mart Stores weighed on relative results. In Real Estate, the Fund’s overweight positions in Simon Property Group and Public Storage hurt relative performance results. Elsewhere, the Fund’s position in Philip Morris International was the largest relative detractor during the period. Other top detractors included Energy companies Pioneer Natural Resources Company and Occidental Petroleum.

The S&P 500 went through 2017 without experiencing a correction of more than 3%. This level of steadiness is unusual for an asset class that sits at the bottom of the corporate capital structure, collecting the residual cash flows, for better or worse. Much has been written and said about the low levels of asset price volatility around the world. In our view, the best explanation seems to be some combination of excessive liquidity resulting from ongoing easy money policies from the world’s central banks, along with the technical aspects of the market structure (i.e., ETF flows and volatility targeting trading strategies).

It is reasonable to predict that volatility will come back to the stock market at some point. It is much more difficult to identify precisely when that will occur. A number of looming catalysts, including tax reform, new European regulations (MiFID II), and a host of unknown risks, are likely to materialize in the future. We believe that active management within an investing environment where volatility and event-driven outcomes remain uncertain provides investors the best opportunities for attractive portfolio returns.

In regard to sector weights, Real Estate and Consumer Staples are the Fund’s largest overweight positions, while Financials and Healthcare are its largest underweights.

Penn Mutual Asset Management, LLC

Investment Adviser

Eaton Vance Management

Investment Sub-Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2017

An investment of $10,000 in the Large Core Value Fund on August 25, 2008 would have grown to $18,833. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Value Index, during the same period. A $10,000 investment in the Russell 1000 Value Index on August 25, 2008 would have grown to $22,742.

Average Annual Total Returns1 as of 12/31/17

	1 Year	5 Year	Since Inception[2]
Large Core Value Fund	15.21%	12.57%	7.00%
Russell 1000 Value Index	13.66%	14.04%	9.18%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
[2]	The Fund’s inception date was August 25, 2008.

Portfolio Composition as of 12/31/17

Percent of Total Investments[1]
Financials	30.6%
Consumer, Non-cyclical	22.0%
Energy	11.2%
Industrials	9.4%
Communications	6.8%
Consumer, Cyclical	6.2%
Utilities	6.0%
Technology	5.7%
Basic Materials	2.1%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Index 500 Fund

The Penn Series Index 500 Fund returned 21.50% for the twelve-month period ending December 31, 2017, compared to the 21.83% return for its benchmark, the S&P 500 Index for the same time period.

The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Small security misweights, cash drag, futures exposure, as-of cash flows, and compounding contributed to the difference between the Fund’s performance and that of the Index.

Our goal is to remain fully invested in the equity market at all times. Accordingly, we typically hold a small amount (between 1-3% of the portfolio’s value) in exchange traded, CFTC — approved equity index futures contracts to accommodate cash flows into and out of the portfolio. We also may invest in futures to provide market exposure for cash and cash equivalents, such as dividend, income and trade receivables within the portfolio.

On an individual security level, the top positive contributors to the Fund’s performance were Apple, Microsoft Corporation, and Amazon.com. The top negative contributors to the Fund’s performance were General Electric Company, Schlumberger NV, and Exxon Mobil Corporation.

Nine out of the eleven sectors of the S&P 500 had positive returns for the year. The fund’s performance had the biggest positive contributions from Information Technology, Financials, and Health Care. The negative impacts to the index over the year were Energy and Telecommunication Services.

Penn Mutual Asset Management, LLC

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2007 — December 31, 2017

An investment of $10,000 in the Index 500 Fund on December 31, 2007 would have grown to $22,261. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the S&P 500 Index, during the same period. A $10,000 investment in the S&P 500 Index on December 31, 2007 would have grown to $22,603.

Average Annual Total Returns1 as of 12/31/17

	1 Year	5 Year	10 Year
Index 500 Fund	21.50%	15.37%	8.33%
S&P 500 Index	21.83%	15.79%	8.50%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/17

Percent of Total Investments[1]
Consumer, Non-cyclical	21.8%
Financials	19.0%
Technology	15.2%
Communications	13.5%
Industrials	10.1%
Consumer, Cyclical	8.9%
Energy	6.1%
Utilities	2.9%
Basic Materials	2.5%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Cap Growth Fund

The Penn Series Mid Cap Growth Fund returned 27.08% for the twelve-month period ending December 31, 2017, compared to the 25.27% return for its benchmark, the Russell Midcap Growth Index for the same time period.

The managers primarily emphasize a bottom-up approach and may look at a number of factors in its consideration of a company. These include new or innovative products or services, adaptive or creative management, strong financial and operational capabilities to sustain multi-year growth, market potential, profit potential, stable and consistent revenue, earnings, and cash flow. Mid-cap growth stocks as measured by the Russell Midcap Growth Index (the Fund’s benchmark) gained 25.3% in the 12-month period ending December 31, 2017.

For the reporting period, the Fund outperformed the benchmark. The top four sectors that contributed positively to the Fund’s performance were information technology, consumer staples, consumer discretionary and health care. Those sectors that detracted from the Fund’s performance were materials, energy and financials. Industrials were neutral to the Fund’s performance. The Fund had no exposure to real estate, telecommunication services and utilities. Cash had no real impact and Equity Options were 0.14% to the negative.

Stock selection was the overwhelming important factor for performance, especially in the information technology and consumer staples sectors. Sector allocation was a minor positive, with information technology, consumer discretionary and consumer staples providing the greatest positive returns, helping to offset the negative allocation related to the Fund’s energy exposure. The Fund’s financials and energy holdings posed the biggest challenges to performance last year. The portfolio was overweight the outperforming financials sector, but the performance of those names fell well short of the benchmark, and detracted significantly from overall Fund performance. The issues were two-fold: bank holdings struggled to perform and the portfolio had little exposure to the strong performing capital markets stocks. Materials sector performance was related to stock underperformance relative to the index, as the Fund was underweight this underperforming group.

The top three securities contributing to the Fund’s relative performance for the reporting period were Mercadolibre, Inc., Grubhub, Inc. and Intuitive Surgical, Inc. The top three securities detracting from the Fund’s relative performance for the reporting period were Pandora Media, Inc., Noble Energy, Inc. and Chipotle Mexican Grill. Not owning NVIDIA Corporation, which performed well for the index, was a significant opportunity cost for the Fund during the period.

Penn Mutual Asset Management, LLC

Investment Adviser

Ivy Investment Management

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2007 — December 31, 2017

An investment of $10,000 in the Mid Cap Growth Fund on December 31, 2007 would have grown to $17,887. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Midcap Growth Index, during the same period. A $10,000 investment in the Russell Midcap Growth Index on December 31, 2007 would have grown to $23,895.

Average Annual Total Returns1 as of 12/31/17

	1 Year	5 Year	10 Year
Mid Cap Growth Fund	27.08%	13.79%	5.99%
Russell MidCap Growth Index	25.27%	15.30%	9.10%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 12/31/17

Percent of Total Investments[1]
Consumer, Non-cyclical	28.7%
Consumer, Cyclical	26.4%
Industrials	14.1%
Technology	11.8%
Financials	7.5%
Communications	7.4%
Energy	2.5%
Basic Materials	1.6%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Cap Value Fund

The Penn Series Mid Cap Value Fund returned 17.45% for the twelve-month period ending December 31, 2017, compared to the 13.34% return for its benchmark, the Russell Micap Value Index for the same time period.

The Trump administration moved quickly to implement business friendly policies which have led to improved business and consumer confidence and have been well received in the market. The new tax bill signed into law at year-end should be extremely favorable for corporate America and could lead to an increase in capital spending improving the already robust earnings outlook for 2018.

Large cap growth stocks have significantly outpaced smaller, value oriented companies both in 2017 and during the past nine years. This has resulted in a wide disparity in valuation between growth and value companies. With worldwide economic growth showing signs of accelerating and the Trump tax plan favoring the more value oriented sectors of the market this trend could reverse during 2018 as it has during the last few weeks of the year. This would favor our cash flow oriented, value investment style.

While market volatility remained historically low in 2017, individual stock volatility increased and companies that failed to meet analyst’s expectations were severely punished. This impacted some of our holdings as our focus on value companies selling at material discounts to our estimates of intrinsic value that are undergoing change can, in the short run, experience temporary disruptions as their new strategic plan is taking hold. Market multiples are well above the ten-year average of around 15 times and leave little margin of safety for adverse economic or geopolitical events.

The portfolio benefited from stock picking and our overweight to the benchmark in the Technology sector. The largest performance contributors in Technology included ON Semiconductor and Skyworks Solutions. The purchase of Whole Foods by Amazon and Orbital ATK by Northrop Grumman at substantial premiums to our purchase price also helped performance during 2017. Our overweight to the benchmark in the Health Care sector, along with poor stock selection detracted from performance. An increasingly challenging environment for generic pharmaceutical companies caused Teva Pharmaceutical’s stock to come under pressure following a substantial reduction in their earnings projections. The stock rallied off its lows as the newly appointed CEO presented a meaningful restructuring plan. Envision Healthcare also significantly lowered guidance. After declining sharply, the stock rallied at year-end as management announced its intention to explore alternatives to maximize shareholder value. In the Consumer area, Treehouse Foods and Macy’s also hurt performance for the year.

Looking ahead to 2018, it doesn’t appear that a recession is on the horizon. In our view, while the market is way overdue for a correction, absent a significant downturn in the economy a sustained bear market would be unusual. With the bull market entering its ninth year, we believe general stock market returns will be less robust and that individual stock picking should become more meaningful. Additionally, with clarity around tax reform, we expect merger and acquisition activity to accelerate during 2018. While the portfolio’s discount to our estimate of intrinsic value has narrowed, some of our newer positions could begin to appreciate in value. We also expect that there may be some price improvement in a number of our lagging positions as managements’ strategic plans take hold. In general, we believe that our cash generating franchise companies selling at material discounts to our estimates of intrinsic value should generate solid returns in what could be a less robust general market moving forward.

Penn Mutual Asset Management, LLC

Investment Adviser

Neuberger Berman Management

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2007 — December 31, 2017

An investment of $10,000 in the Mid Cap Value Fund on December 31, 2007 would have grown to $20,637. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Midcap Value Index, during the same period. A $10,000 investment in the Russell Midcap Value Index on December 31, 2007 would have grown to $23,888.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/17

	1 Year	5 Year	10 Year
Mid Cap Value Fund	17.45%	14.42%	7.51%
Russell MidCap Value Index	13.34%	14.68%	9.10%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/17

Percent of Total Investments[1]
Consumer, Non-cyclical	18.5%
Industrials	17.2%
Technology	17.1%
Financials	13.5%
Consumer, Cyclical	13.1%
Utilities	6.2%
Energy	6.0%
Communications	4.9%
Basic Materials	3.5%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Core Value Fund

The Penn Series Mid Core Value Fund returned 11.55% for the twelve-month period ending December 31, 2017, compared to the 13.34% return for its benchmark, the Russell Midcap Value Index for the same time period.

Major U.S. stock market benchmarks climbed to record highs during the year, with large-cap stocks outperforming mid-cap and small-cap stocks according to the FTSE Russell Indices. Market gains were fueled by positive economic and earnings news, moderate inflation, and passage of the largest corporate tax cut in decades.

The outperformance of growth versus value was pronounced in 2017. This created headwinds for our approach to value investing as quality and value factors are key determinants of the portfolio’s performance over time.

During the first half of 2017, oil and gas prices weakened as investors became concerned that both markets would switch back to an oversupplied state in 2018. Additionally, a much higher-than-expected rig count increase in the U.S. led to concerns over service cost inflation. These factors pressured the stocks of many energy companies. Against this backdrop, the portfolio’s energy overweight and several holdings in the energy sector detracted from performance. Although oil prices recovered during the second half of the year, Anadarko Petroleum, Imperial Oil, and Noble Energy were among the top individual detractors from relative performance over the trailing 12-month period.

A competitive environment, which intensified following Amazon’s announcement that it would purchase Whole Foods Market, presented challenges to many consumer discretionary stocks. Within the portfolio, Advance Auto Parts was a top detractor from performance. The stock underperformed due to reports that Amazon was increasing its focus on the aftermarket automotive parts sector. The company also reported first-quarter and second-quarter earnings that missed estimates, and it materially lowered guidance for its fiscal 2017 year. Our longer-term investment thesis, however, remains intact.

Many real estate stocks remained overvalued, which led to a sizable underweight in the sector. This underweight was beneficial to performance, as rising interest rates caused many stocks in this interest-rate sensitive sector to underperform. We were, however, able to identify select stocks in the sector that offered attractive valuations. Among those holdings, American Tower, a REIT that owns and operates wireless communications towers, turned in strong performance. The stock benefited from positive revisions to earnings guidance and from expectations for more traffic to the company’s towers given the increase in unlimited data plans offered by wireless telecommunication services companies.

Within the information technology sector, semiconductor holdings Applied Materials, Lam Research, and Teradyne outperformed and were among the portfolio’s top contributors. These companies all reported strong financial results as they benefited from robust orders due to strong end-market demand.

At period-end, consumer staples was a top sector overweight. When Amazon announced its plan to acquire Whole Foods Market in the second quarter of 2017, many food companies fell on fears of increased competition. This decline continued into the third quarter, providing us with the opportunity to add to select names as their valuations became more attractive. The portfolio was also overweight in energy, where we favor well-managed, higher-quality energy companies with strong balance sheets such as Occidental Petroleum and EQT. Conversely, the portfolio’s sizable underweight in real estate was driven by our belief that the sector has generally been overvalued for some time. The portfolio also ended the year underweight in consumer discretionary because it is difficult to find higher-quality companies with sustainable business models in the sector.

Penn Mutual Asset Management, LLC

Investment Adviser

American Century Investment Management

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2007 — December 31, 2017

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

An investment of $10,000 in the Mid Core Value Fund on December 31, 2007 would have grown to $21,623. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Midcap Value Index, during the same period. A $10,000 investment in the Russell Midcap Value Index on December 31, 2007 would have grown to $23,888.

Average Annual Total Returns1 as of 12/31/17

	1 Year	5 Year	10 Year
Mid Core Value Fund	11.55%	15.18%	8.02%
Russell MidCap Value Index	13.34%	14.68%	9.10%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/17

Percent of Total Investments[1]
Financials	28.5%
Consumer, Non-cyclical	21.0%
Industrials	19.5%
Energy	14.1%
Utilities	6.7%
Consumer, Cyclical	5.6%
Technology	4.3%
Communications	0.3%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

SMID Cap Growth Fund

The Penn Series SMID Cap Growth Fund returned 27.56% for the twelve-month period ending December 31, 2017, compared to the 24.46% return for its benchmark, the Russell 2500 Growth Index for the same time period.

The S&P 500 Index gained 21.83% in 2017. In January, U.S. equities rallied on the prospect of deregulation and optimism around infrastructure spending. U.S. equities continued to rally in February, driven by risk-on sentiment owing to potential U.S. tax reform and stronger economic data. In March, the U.S. Federal Reserve Board (Fed) raised interest rates for the third time since the 2008 global financial crisis, while domestic political risks drove U.S. equities lower. U.S. equities continued to climb higher in April on strong earnings results and receding European political risk. Although the labor market remained strong and wage growth accelerated, activity and inflation data moderated over the second quarter. U.S. activity and labor market data showed consistent strength in the third quarter, with a reversal of five consecutive downside inflation surprises. Progress on tax reform and strong economic activity data were supportive for U.S. equities in October and November. The Fed delivered its third rate hike of 2017 in December, as had been widely expected, and maintained its projections for three hikes in 2018. The best performing sectors over the year were Information Technology, Materials and Consumer Discretionary, while the worst performing sectors were Telecommunication Services, Energy and Real Estate.

During 2017, the GSAM US SMID Cap Growth outperformed the Russell 2500 Growth Index (gross). In the 12-month period, stock selection in the Consumer Staples and Industrials sectors contributed to performance, while stock selection in the Financials and Health Care sectors detracted from results.

Panera Bread Co. was a top contributor to returns in 2017. Its gains were driven by JAB Holdings’ purchase of the fast casual restaurant chain. The premium paid for Panera Bread was a positive recognition of company’s previous investments to improve efficiencies and grow margins. Following strong performance and a potential shift in leadership, we decided to exit the position. VCA, Inc. was also a top contributor to performance during the period. During this time, the company announced that it had accepted a buyout offer from Mars, Inc. We had initiated a position in 2016 as we believed that there was positive momentum in the U.S. veterinary market and the company’s same store revenue growth remained strong. We were encouraged by this acquisition news and exited our position accordingly.

Electronics For Imaging, Inc. was a top detractor from returns during the year. At the beginning of August, the company indefinitely postponed the release of its June quarter results, as there was an issue stemming from the timing of revenue recognition. While the company announced that there was no material aggregate misstatement, the uncertainty surrounding the situation caused the stock to fall sharply. At the end of October, the company announced results that were lower than market estimates on both earnings per share and revenue and also cut fourth quarter guidance, causing the stock to fall sharply. Despite the shortfall, we still believe the company has a strong market position in its legacy printer controllers business that provides strong cash flow to fund its other growth businesses. Overall, we believe the company could benefit from favorable secular trends as analog continues to shift toward digital printing. Advance Auto Parts, Inc. was also a top detractor from returns in 2017. Throughout the year the stock had been weak as a combination of concerns around increased competition within the auto part industry and weaker than expected earnings weighed on performance. The company announced first quarter earnings that were lower than market estimates on earnings, causing the stock to fall even further. While we still feel that the company is attractively valued and could see continued same store sales growth, we felt that the risk/reward was less compelling given the competitive headwinds and decided to exit the position.

We continue to believe that equities are more attractive than other asset classes in an improved growth environment. As economic conditions continue to strengthen, we believe this will act as a catalyst for revenue-driven earnings growth in the U.S., presenting a positive backdrop for equities. Valuations are elevated, but many potential tailwinds could provide upside for return. We believe that some of the factors that underpinned the strong performance in 2017, such as healthy macroeconomic growth and solid earnings, will continue to support equities over the coming year. In addition to strong fundamentals, we believe that equities as an asset class are well-positioned the benefit from U.S. tax reform.

We are also encouraged by the improved environment for traditional active managers as stock correlations have declined and reached multi-decade lows. With U.S. markets

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

touching on all-time highs and accelerating disruption widening the gap between the winners and losers, we are strong believers that a selective approach driven by bottom-up research will be well-rewarded again. After years of difficult market conditions for fundamental stock pickers, we welcome the long overdue change.

Penn Mutual Asset Management, LLC

Investment Adviser

Goldman Sachs Asset Management

Investment Sub-Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2017

An investment of $10,000 in the SMID Cap Growth Fund on August 25, 2008 would have grown to $26,380. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2500 Growth Index, during the same period. A $10,000 investment in the Russell 2500 Growth Index on August 25, 2008 would have grown to $26,821.

Average Annual Total Returns1 as of 12/31/17

	1 Year	5 Year	Since Inception[2]
SMID Cap Growth Fund	27.56%	13.92%	10.93%
Russell 2500 Growth Index	24.46%	15.47%	11.13%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
[2]	The Fund’s inception date was August 25, 2008.

Portfolio Composition as of 12/31/17

Percent of Total Investments[1]
Consumer, Non-cyclical	30.5%
Industrial	22.4%
Technology	16.6%
Consumer, Cyclical	11.3%
Financial	10.0%
Basic Materials	4.4%
Communications	2.8%
Energy	2.0%

100%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

SMID Cap Value Fund

The Penn Series SMID Cap Value Fund returned 13.00% for the twelve-month period ending December 31, 2017, compared to the 10.36% return for its benchmark, the Russell 2500 Value Index for the same time period.

Equity markets continued to march higher in 2017. Broad-based global economic growth, a continued recovery in corporate profits, and US policy reforms boosted investor confidence. The Russell 2000 Value Index rose 7.84% for the year, while the Russell 2500 Value Index was up 10.36%. After a stellar 2016 rally, smaller-cap stocks lagged their larger-cap peers in 2017, with the Russell 1000 Value Index advancing 13.66%. Growth stocks also outperformed value stocks in 2017, as the Russell 2500 Growth Index ended up 24.46%. Significant sector rotation took place during the year. Fears of monetary-policy tightening and geopolitical tensions early in the year gave way to optimism about stronger economic growth policy reforms. For the year as a whole, more domestic growth-driven sectors such as industrials and consumer discretionary outperformed, while more defensive sectors such as real estate lagged.

For the year, the portfolio rose in absolute terms and outperformed its benchmark, the Russell 2500 Value Index. Security selection was the biggest driver of outperformance, while sector selection also contributed positively. Positive stock selection was led by consumer-discretionary and financials holdings. Stock selection in technology detracted. Having an overweight to technology and an underweight to real estate contributed to outperformance relative to the benchmark, while an overweight in energy and an underweight in utilities detracted.

Shares of homebuilder CalAtlantic Group rose as the company agreed to be acquired by fellow housing company Lennar for a mixture of cash and Lennar shares. Diverging from broader energy sector performance for the year, HollyFrontier’s shares rose as the refiner continued to benefit from wider spreads between the cost of its oil inputs and prices for the gasoline and other refined products it sells. Icon’s shares rose as the contract research company beat earnings expectations and showed a strong level of new business bookings.

In contrast, several energy names were among the biggest detractors in the year amidst broader underperformance in the energy sector. Among the detractors were QEP Resources and Oasis Petroleum, whose shares were pressured amid investor concern over the impact on shareholders from raising additional capital to purchase acreage. Similarly, SM Energy’s shares fell. While the company delivered better-than-expected initial drilling results from its recently acquired acreage, investors remain skeptical about the company’s ability to show the value it believes exists in the acreage.

The end of 2017 marked the ninth year of the economic recovery following the global financial crisis. Over this period, smaller-cap companies have significantly improved their profits through a mix of solid revenue growth and strong cost discipline. Their valuations have appreciated and the market has recognized this improved profitability. Entering 2018, investors are now asking whether the asset class remains attractive. We believe the opportunity for smaller-cap stocks rests on looking at the trees rather than the forest. While the economic expansion has benefited smaller companies overall, it’s effects have not been evenly spread. Left behind are numerous smaller-cap companies that remain unrewarded by investors despite having created significant value. It is these types of companies that we seek to identify with our value-with-a-catalyst approach.

Penn Mutual Asset Management, LLC

Investment Adviser

AllianceBernstein

Investment Sub-Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2017

An investment of $10,000 in the SMID Cap Value Fund on August 25, 2008 would have grown to $28,048. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2500 Value Index, during the same period. A $10,000 investment in the Russell 2500 Value Index on August 25, 2008 would have grown to $24,206.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/17

	1 Year	5 Year	Since Inception[2]
SMID Cap Value Fund	13.00%	15.00%	11.66%
Russell 2500 Value Index	10.36%	13.27%	9.91%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
[2]	The Fund’s inception date was August 25, 2008.

Portfolio Composition as of 12/31/17

Percent of Total Investments[1]
Industrial	37.6%
Financial	15.3%
Consumer, Non-cyclical	13.1%
Energy	9.6%
Consumer, Cyclical	8.8%
Basic Materials	5.7%
Technology	4.7%
Communications	3.5%
Government	1.7%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Growth Fund

The Penn Series Small Cap Growth Fund returned 24.84% for the twelve-month period ending December 31, 2017, compared to the 22.17% return for its benchmark, the Russell 2000 Growth Index for the same time period.

Small-cap stocks registered strong gains in 2017. Equities enjoyed a strong start to the year, as investors considered the potential impact of some of the Trump administration’s proposed corporate tax cuts and pro-growth initiatives. Strong corporate earnings and signs of a strengthening global economy continued to bolster stocks throughout the year. U.S. equities continued to climb higher in the fourth quarter as corporate tax reform appeared likely, and was eventually signed into law. Volatility remained low throughout most of the year.

Within the technology sector, some of our holdings tied to the semiconductor industry performed particularly well. Cadence Design Systems was our largest contributor within the sector. A strong outlook for semiconductor research and development spending lifted the stock of the semiconductor equipment company. We continue to like Cadence’s competitive position as one of only two companies specializing in semiconductor design software, which has become increasingly important as semiconductors continue to grow more complex.

ON Semiconductor was another top contributor within the sector. The company produces semiconductors for a wide range of fast-growing industrial end markets, including power management and automobiles, where image sensors are becoming more prevalent. The stock was up after the company announced strong earnings results that demonstrated the strong synergies and costs savings ON can achieve from its recent acquisition of Fairchild. We continue to like the company’s growth prospects, and its potential to improve margins.

HEICO was our top contributor within the industrials sector. Stronger growth in the aerospace parts manufacturer’s aftermarket business has helped drive the stock, as have a few bolt-on acquisitions that were viewed favorably by the market. We continue to like HEICO, and believe HEICO’s aftermarket business provides a resilient, recurring revenue stream for the company.

While pleased with our relative performance during the year, we still held some stocks that produced disappointing results. AMC Entertainment was our largest detractor. A Department of Justice ruling that it must divest its stake in National CineMedia (another holding in our portfolio that also detracted) due to its purchase of two other movie exhibitors weighed on the stock. A weak summer box office season was also a headwind. Despite the near-term issues, we continue to like the company. We believe the new CEO is introducing some exciting innovations to improve monetization of the movie theater experience. Examples include new pricing tactics to improve monetization from blockbuster movies, an expanded menu item at the concession stand and a rewards program for moviegoers.

Eagle Pharmaceuticals was another detractor. The stock fell after the FDA denied approval of Ryanodex, the company’s treatment for exertional heat strokes. We were surprised by the rejection, since the FDA reviewer had already fast-tracked the drug for approval. While the announcement was a setback, we still see a strong use case for the treatment and believe it will eventually get approved; the timing has just been delayed. We continue to like the company and the value it provides in improving formulations of drugs to make intake of treatments easier or faster for patients.

As mentioned, National CineMedia also detracted from performance. The company sells pre-feature advertising in movie theaters. A sluggish advertising spending environment has negatively affected the stock, as has the perception that box office sales would be weak. We sold our small position in the company, but it was still a large detractor from performance.

After impressive gains in 2017, we would expect lower returns from small-cap stocks this year. That doesn’t mean we have a negative outlook. Indeed, the operating environment for small-cap companies is more positive than at any point since before the financial crisis: the economy is strengthening, tax reform is stimulative and the regulatory environment for U.S. companies is turning more favorable. However, much of the optimism is already priced into small-cap stocks, which remain at the high end of historical averages.

Going forward, we believe inflation could pose a headwind for equities. We’re hearing management teams discuss the issue more frequently, reporting higher labor costs, a tougher commodity pricing environment and other rising input costs. If inflation does start to pick up and the Federal Reserve has to start raising rates quicker, it would likely put a damper on higher equity multiples.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

We believe an inflationary environment would underscore the importance of one of our key investment criteria: pricing power. As part of our investment focus on companies with steady and durable earnings streams, we seek companies that have a differentiated product or service that gives them pricing power with their customers. Such companies should be better positioned to pass on rising prices to their end customers, and continue to grow in an inflationary backdrop.

Penn Mutual Asset Management, LLC

Investment Adviser

Janus Capital Management

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2007 — December 31, 2017

An investment of $10,000 in the Small Cap Growth Fund on December 31, 2007 would have grown to $17,930. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Growth Index, during the same period. A $10,000 investment in the Russell 2000 Growth Index on December 31, 2007 would have grown to $24,089.

Average Annual Total Returns1 as of 12/31/17

	1 Year	5 Year	10 Year
Small Cap Growth Fund	24.84%	15.11%	6.01%
Russell 2000 Growth Index	22.17%	15.21%	9.19%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/17

Percent of Total Investments[1]
Consumer, Non-cyclical	31.7%
Technology	21.4%
Industrials	19.0%
Consumer, Cyclical	9.5%
Financials	8.4%
Communications	5.9%
Basic Materials	4.1%

Total	100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Value Fund

The Penn Series Small Cap Value Fund returned 12.25% for the twelve-month period ending December 31, 2017, compared to the 7.84% return for its benchmark, the Russell 2000 Value Index for the same time period.

The S&P 500 Index gained 21.83% in 2017. In January, U.S. equities rallied on the prospect of deregulation and optimism around infrastructure spending. U.S. equities continued to rally in February, driven by risk-on sentiment owing to potential U.S. tax reform and stronger economic data. In March, the U.S. Federal Reserve Board (Fed) raised interest rates for the third time since the 2008 global financial crisis, while domestic political risks drove U.S. equities lower. U.S. equities continued to climb higher in April on strong earnings results and receding European political risk. Although the labor market remained strong and wage growth accelerated, activity and inflation data moderated over the second quarter. U.S. activity and labor market data showed consistent strength in the third quarter, with a reversal of five consecutive downside inflation surprises. Progress on tax reform and strong economic activity data were supportive for U.S. equities in October and November. The Fed delivered its third rate hike of 2017 in December, as had been widely expected, and maintained its projections for three hikes in 2018. The best performing sectors over the year were Information Technology, Materials and Consumer Discretionary, while the worst performing sectors were Telecommunication Services, Energy and Real Estate.

During the year, the GSAM U.S. Small Cap Value composite outperformed the Russell 2000 Value Index (gross). In the portfolio for the year, our investments in the Industrials and Consumer Discretionary sectors contributed to performance, whereas the Utilities and Health Care sectors detracted from returns.

For the year, XPO Logistics, Inc. (1.1% of the portfolio), a freight logistics provider based in North America and Europe, contributed to results. The stock had strong performance throughout the year based on solid execution and improving macro demand since July. In October, the market reacted positively to the announcement of strong third quarter earnings with above-expected revenue and an affirmation of 2017-2018 cash flow. We remain optimistic on XPO Logistics’ business, as we believe that it aligns well with the structural changes in the freight industry due to outsourcing, ecommerce and new federal regulation of electronic logging. Over the previous year, SM Energy Company (0%), an independent crude oil and natural gas exploration and production company, was a top detractor from returns. The company, like others in the Energy sector, faced headwinds, such as the elevated oil inventory levels in the U.S. and a slow recovery of commodity prices. In August, when Hurricane Harvey hit the southern gulf of Texas, the company experienced some curtails to production of the Eagle Ford Shale and of downstream, third-party facilities. The company underperformed its peer group as a result of its 2017 guidance, which implied weaker-than-expected production growth.

During the year, we initiated a position in MGIC Investment Corp. (0.9%), a long-tenured and well-managed mortgage insurance company, as we expect the company to continue to benefit from a broadening of the housing market. The company has a strong balance sheet, based on both their reserves, as well as their capital levels. We also initiated a position in SkyWest, Inc. (0.6%), a leading regional North American airline, during a period of increased competition and pricing pressures of airlines. We believe that SkyWest was unjustly punished, since a majority of the business is not exposed to commercial pricing deflation. We remain constructive on management’s execution of renewal contracts and its competitive advantage of labor costs.

During the year, we exited our position in Radian Group Inc. (0%), a company that engages in the provision of private mortgage insurance. Radian Group has been a main holding for several years due to steady improvement in housing credit following the 2008 financial crisis. The company has demonstrated high quality and prospective profitability of the insured assets they have been writing post-crisis. Given significant improvement in valuation, we sold out of the position in favor of better risk-reward investments. We also exited our investment in PacWest Bancorp (0%), a provider of commercial banking services. Due to share appreciation, acquisitions, and organic growth, we believe that this stock is more suitable for our GSAM US Small/Mid Cap Value strategy at the current market capitalization. Therefore, we sold out of the position in our Small Cap Value strategy, but we continue to hold it in our Small/Mid Cap Value strategy.

As we enter 2018, we remain cautiously optimistic that the robust macroeconomic environment and strong earnings could continue to drive positive growth. In addition to stimulating fiscal policy, including increased spending and a less restrictive regulatory environment, we believe many companies could potentially benefit from the reduction of corporate taxes by virtue of U.S. tax reform. All else being

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

equal, broadening global growth may be supportive of a continuation in earnings growth and equity market appreciation. While our market return expectations continue to be relatively muted given extended valuations, we believe U.S. equities are more attractive than most other asset classes. Additionally, after several years of thematic-driven markets, we are excited about lower correlations at the stock level. We believe an active approach is poised to continue to benefit in this type of environment.

Regardless of the market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies that we own and believe they have the potential to outperform relative to the broader market regardless of the growth environment. We continue to focus on undervalued companies that we believe are in control of their own future, such as innovators with differentiated products, companies with low-cost structures, or ones that have been investing in their own businesses and are poised to gain market share. We maintain our discipline in identifying companies with strong or improving balance sheets, led by quality management teams, trading at discounted valuations, and remain focused on the long-term outperformance of the portfolio.

Penn Mutual Asset Management, LLC

Investment Adviser

Goldman Sachs Asset Management

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2007 — December 31, 2017

An investment of $10,000 in the Small Cap Value Fund on December 31, 2007 would have grown to $27,061. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Value Index, during the same period. A $10,000 investment in the Russell 2000 Value Index on December 31, 2007 would have grown to $21,937.

Average Annual Total Returns1 as of 12/31/17

	1 Year	5 Year	10 Year
Small Cap Value Fund	12.25%	14.53%	10.47%
Russell 2000 Value Index	7.84%	13.01%	8.17%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/17

Percent of Total Investments[1]
Financials	37.4%
Industrials	18.3%
Consumer, Cyclical	13.3%
Consumer, Non-cyclical	8.6%
Energy	6.0%
Technology	5.8%
Utilities	5.1%
Basic Materials	3.4%
Communications	2.1%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Index Fund

The Penn Series Small Cap Index Fund returned 13.79% for the twelve-month period ending December 31, 2017, compared to the 14.65% return for its benchmark, the Russell 2000 Index for the same time period.

The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Small security misweights, cash drag, futures exposure, as-of cash flows, and compounding contributed to the difference between the Fund’s performance and that of the Index.

Our goal is to remain fully invested in the equity market at all times. Accordingly, we typically hold a small amount (between 1-3% of the portfolio’s value) in exchange traded, CFTC — approved equity index futures contracts to accommodate cash flows into and out of the portfolio. We also may invest in futures to provide market exposure for cash and cash equivalents, such as dividend, income and trade receivables within the portfolio.

On an individual security level, the top positive contributors to the Fund’s performance were Kite Pharma, Nektar Therapeutics, and Bluebird Bio. The top negative contributors to the Fund’s performance were U.S. Silica Holdings, Oasis Petroleum, and Cardtronics plc Class A.

Ten out of the eleven sectors of the S&P 500 had positive returns for the year. The fund’s performance had the biggest positive contributions from Health Care, Information Technology and Industrials. The negative impacts to the index over the year were from the Energy sector.

Penn Mutual Asset Management, LLC

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2017

An investment of $10,000 in the Small Cap Index Fund on August 25, 2008 would have grown to $23,004. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Index, during the same period. A $10,000 investment in the Russell 2000 Index on August 25, 2008 would have grown to $23,744.

Average Annual Total Returns1 as of 12/31/17

	1 Year	5 Year	Since Inception[2]
Small Cap Index Fund	13.79%	13.34%	9.30%
Russell 2000 Index	14.65%	14.12%	9.69%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 12/31/17

Percent of Total Investments[1]
Consumer, Non-cyclical	22.0%
Financials	21.9%
Industrials	16.2%
Consumer, Cyclical	12.7%
Technology	10.5%
Communications	6.4%
Utilities	3.5%
Basic Materials	3.4%
Energy	3.2%
Government	0.1%
Diversified	0.1%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Developed International Index Fund

The Penn Series Developed International Index Fund returned 24.52% for the twelve-month period ending December 31, 2017, compared to the 25.62% return for its benchmark, the MSCI EAFE Index for the same time period.

The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Small security misweights, dividend tax withholding differences, cash drag, futures exposure, as-of cash flows, and compounding contributed to the difference between the Fund’s performance and that of the Index.

Our goal is to remain fully invested in the equity market at all times. Accordingly, we typically hold a small amount (between 1-3% of the portfolio’s value) in exchange traded, CFTC — approved equity index futures contracts to accommodate cash flows into and out of the portfolio. We also may invest in futures to provide market exposure for cash and cash equivalents, such as dividend, income and trade receivables within the portfolio.

On an individual security level, the top positive contributors to the Fund’s performance were Nestle SA, HSBC Holdings plc, and AIA Group Limited. The top negative contributors to the Fund’s performance were Teva Pharmaceutical Industries Limited, BT Group plc, and H&M Hennes & Mauritz AB Class B.

All eleven sectors of the S&P 500 had positive returns for the year. The fund’s performance had the biggest positive contributions from Financials, Industrials, and Consumer Discretionary. The least positive impactful sectors to the index over the year were Telecommunication Services, Utilities, and Real Estate

All countries that are members of the MSCI EAFE Index had positive contributions over the year. Japan, United Kingdom, and France were the largest contributors. Israel, New Zealand, and Portugal were the least positive contributors to the index over the period.

Penn Mutual Asset Management, LLC

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2017

An investment of $10,000 in the Developed International Index Fund on August 25, 2008 would have grown to $14,282. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI EAFE Index, during the same period. A $10,000 investment in the MSCI EAFE Index on August 25, 2008 would have grown to $15,582.

Average Annual Total Returns1 as of 12/31/17

	1 Year	5 Year	Since Inception[2]
Developed International Index Fund	24.52%	6.98%	3.88%
MSCI EAFE Index	25.62%	8.39%	4.86%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 12/31/17

Percent of Total Investments[1]
Japan	24.1%
United Kingdom	14.9%
France	9.9%
Germany	9.8%
Switzerland	8.7%
Australia	6.8%
Netherlands	5.9%
Hong Kong	3.3%
Spain	3.2%
Sweden	2.6%
Italy	2.1%
Denmark	1.7%
Singapore	1.3%
Belgium	1.1%
Ireland	1.1%
Finland	0.9%
Norway	0.7%
Israel	0.5%
Luxembourg	0.3%
Austria	0.3%
New Zealand	0.2%
Portugal	0.2%
China	0.1%
South Africa	0.1%
Jersey	0.1%
Bermuda	0.1%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

International Equity Fund

The Penn Series International Equity Fund returned 31.68% for the twelve-month period ending December 31, 2017, compared to the 27.77% return for its benchmark, the MSCI ACWI ex U.S. Index for the same time period.

HDFC Bank continued to perform well through the third quarter as the bank reported strong results for the fiscal quarter ended in June. HDFC Bank is a prime beneficiary of continued healthy deposit growth as India’s middle income group accumulates savings, as well as the recent surge in deposits due to the monetization push, providing funding to cater to the strong demand for credit from a variety of areas from consumers and small and medium sized businesses. HDFC Bank is a high-quality Indian private sector bank which has been a cornerstone investment in the portfolio for many years.

Tencent’s results in the fourth quarter were strong with revenue growth over 60%. Tencent Holdings is a major Internet platform in China with a strong presence in online gaming, instant messaging, and is one of the country’s largest web portals. The company has been successful in providing popular services to attract new users and creating a network effect to maintain existing users.

Shimano, a Japanese multinational manufacturer of cycling equipment, lowered guidance for FY2017 due to weak sales in China and North America. We believe that weak sales in 2017 were due to cyclical factors, mainly inventory adjustment, and not necessarily to a change in the business model or secular trends. The company has dominant market share and a strong brand associated with quality components and technology.

Inditex, a Spanish global retail chain operator, reported a marginally lower-than-expected third quarter earnings, though we noted the company faced a tough comparable base in the prior year. Overall, we believe Inditex has the strongest business model in fashion retail with its speed and logistics advantage to deliver consistently strong comps, and better opportunities for space growth globally.

Macroeconomic conditions and earnings growth across the world’s major economies were strong and consistent in 2017. In the first quarter, global equity markets across the board posted gains, with emerging markets more than recovering the ground lost in the fourth quarter of 2016. Momentum continued into the second quarter, with both developed and emerging equity markets registering positive returns. European equities, as measured by the MSCI Europe Index, advanced 0.68% in euros but 7.37% in

USD terms over the quarter. Across the board, international equity markets registered positive returns for the third quarter. Emerging markets continued to perform well, outpacing their developed market counterparts. In Europe, confidence in the strength of the economic recovery continued. In the fourth quarter, Europe’s economic momentum continued to build steam. Emerging market equities consistently performed well throughout 2017 outperforming the broader MSCI ACWI in all four quarters. Returns were driven by ongoing growth and stable outlooks for major emerging market economies, such as China and India. Asian IT companies in particular were major contributors to emerging markets performance over the year.

While the global expansion is likely to remain intact in 2018, the near-perfect macro backdrop could deteriorate due to changes in monetary policy by central banks in the U.S., Europe and perhaps Japan, or other factors. As central banks become less accommodative, market volatility could rise. Escalating geopolitical tensions represent potential risks that could also shake up markets.

Penn Mutual Asset Management, LLC

Investment Adviser

Vontobel Asset Management

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2007 — December 31, 2017

An investment of $10,000 in the International Equity Fund on December 31, 2007 would have grown to $13,690. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI ACWI ex-U.S. Index, during the same period. A $10,000 investment in the MSCI ACWI ex-U.S. Index on December 31, 2007 would have grown to $12,562.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/17

	1 Year	5 Year	10 Year
International Equity Fund	31.68%	7.13%	3.19%
MSCI ACWI ex-U.S. Index	27.77%	7.28%	2.31%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/17

Percent of Total Investments[1]
United Kingdom	13.9%
United States	12.4%
Ireland	8.9%
India	7.8%
Canada	7.6%
France	7.5%
Switzerland	6.2%
Netherlands	5.8%
Japan	5.4%
Spain	5.4%
China	4.3%
Germany	3.4%
Belgium	2.7%
Taiwan	2.2%
South Africa	1.9%
Israel	1.5%
Brazil	1.1%
Australia	1.0%
Mexico	1.0%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Emerging Markets Equity Fund

The Penn Series Emerging Markets Equity Fund returned 35.03% for the twelve-month period ending December 31, 2017, compared to the 37.75% return for its benchmark, the MSCI Emerging Markets Index for the same time period.

Emerging markets (EM) equities outperformed developed market equities in 2017 with the Index returning 37.75% versus the MSCI World Index return of 22.40%. The strong EM equity rally in 2017 is notable for several reasons. As with the U.S. bull market in 2017, technology companies within EM have dominated the surge. On both a sector and country basis, leadership has been historically narrow and it is the first year in almost two decades that leadership has not been driven by commodity prices. Further, volatility has been extremely low and the minor 5% drawdown was the smallest in EM since 1993.

Information technology (IT) companies dominated returns to an extent not seen since the dot com era of the late 1990s. Real estate and consumer discretionary also outperformed the Index, but to a much lesser degree. The Index’s technology sector rose 61% versus 49% for real estate and 40% for consumer discretionary stocks. China, Poland and South Korea were the only countries to meaningfully outperform the Index. The Fund had an average weight of 23% in technology versus the Index’s weighting at 26% over the year, and a 19% allocation in China versus the Index’s allocation at 28%.

We have long held underweight allocations to China and Korea in the portfolio over concern about both countries’ slowing economic growth and China’s massive debt build-up in its “old” and state-controlled portions of the economy and market. Our portfolio makes important distinctions within China, owning only those companies, including tech, which we believe have constructive secular long-term earnings growth prospects; we largely avoid those companies with state control that are not focused on shareholder returns. Considering the underweights to China and Korea, the Fund delivered strong performance by finding those other pockets of accelerating, sustainable growth in such countries as Poland and India and specific companies in Russia, Argentina and Brazil, which are recovering from historically deep recessions.

While our underweight allocation to China was the biggest detractor from performance from a country allocation standpoint, our strong stock selection in the country was the biggest contributor from a stock selection standpoint, and more than offset losses from allocation. Similarly, our stock selection choices leading to our slightly underweight allocation to the IT sector detracted from returns, but these losses were more than offset by our stock selection within the IT sector.

A bullish case can be made that the leading EM tech stocks still have enormous room to grow. We are very careful in our stock selection within the sector. The question, however, is whether tech stocks will remain the only game in global markets, as seemed to be case for much of last year. 2017 was a year of unusually low volatility, accompanied by abnormally intense concentration both in the U.S. and EMs. Whether we look at emerging markets returns by country, sector or company, they were unusually concentrated on one bet — the big tech firms, particularly from China.

Historically, when markets become this stretched, they tend to snap back into some semblance of balance. That snap could produce the first significant corrections in many months. But it could also produce a shift toward sectors and countries that have been overlooked and have underperformed as investors were all-consumed by the tech story. The time seems ripe for a shift, given that the global recovery has been unusually broad, lifting every major economy out of the doldrums, and creating potential opportunity in many sectors.

What keeps EM equities in good health as an asset class — even if they do experience a drawdown — is that for EM in aggregate, the EM current account is in surplus and capital account is no longer negative, placing the asset class in better shape to sustain what has been a gradually rising U.S. interest rate environment. This has been a well-signaled U.S. rate hike cycle and the Federal Reserve’s moves have been only 25 basis points at a time — in sharp contrast to the abrupt and larger rate hikes that occurred in the 1990s and early 2000s.

With all this in mind, we continue to own technology companies that are growing for structural reasons; we are underweight more cyclical tech plays.

We are constructive on those EM financials benefiting from underpenetrated credit markets and favorable interest rate environments in individual countries, and on companies benefiting from healthy domestic demand, particularly in regard to health care, travel and leisure, and select consumer discretionary and staples.

On a country basis, we continue to overweight Eastern Europe, Brazil, the Philippines and Indonesia on various factors including healthy domestic demand,

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

underpenetrated credit and the economic benefits of selective reform. We are underweight countries with decelerating growth or heavy dependence on exports such as China, Taiwan and Korea.

We believe Eastern Europe growth should continue to improve. Western European growth continues to gradually recover, as consumer pent-up demand rebounds from depressed levels and monetary conditions remain loose. Eastern Europe offers exposure to that recovery. The region has competitive currencies and labor markets, and it has been gaining market share in global manufactured exports for the past few years. Wage pressure could lead to higher inflation, especially in Poland, Hungary and Romania, which could help nominal gross domestic product GDP and earnings growth.

We remain constructive on the Southeast Asian countries of Indonesia, Malaysia and the Philippines.

Indonesia and Malaysia have adjusted to lower commodity prices, leading to better current and fiscal account positions, as well as bottoming GDP growth. The Philippines is one of the highest-growing countries in EM, and we think this could translate into superior earnings growth for the equity market. For the region as whole, fiscal reforms such as subsidy reduction, tax amnesty and a widening of the tax base and infrastructure spending could provide a positive policy backdrop for the equity markets.

Penn Mutual Asset Management, LLC

Investment Adviser

Morgan Stanley Investment Management

Investment Sub-Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2017

An investment of $10,000 in the Emerging Markets Equity Fund on August 25, 2008 would have grown to $13,858. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI Emerging Markets Index, during the same period. A $10,000 investment in the MSCI Emerging Markets Index on August 25, 2008 would have grown to $15,606.

Average Annual Total Returns1 as of 12/31/17

	1 Year	5 Year	Since Inception[2]
Emerging Markets Equity Fund	35.03%	3.66%	3.55%
MSCI Emerging Markets Index	37.75%	4.73%	4.87%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 12/31/17

Percent of Total Investments[1]
China	19.0%
South Korea	10.3%
India	9.0%
Taiwan	7.7%
Brazil	7.4%
Russia	5.0%
Indonesia	4.9%
Poland	4.9%
South Africa	4.3%
Malaysia	4.2%
Hong Kong	3.9%
Argentina	3.2%
Philippines	3.0%
Mexico	3.0%
Peru	1.5%
United States	1.3%
Hungary	1.2%
Chile	1.2%
Austria	0.9%
Czech Republic	0.8%
Germany	0.7%
Panama	0.7%
Egypt	0.6%
Portugal	0.5%
Pakistan	0.5%
Switzerland	0.3%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Real Estate Securities Fund

The Penn Series Real Estate Securities Fund returned 7.40% for the twelve-month period ending December 31, 2017, compared to the 5.23% return for its benchmark, the FTSE NAREIT Equity REIT Index for the same time period.

U.S. real estate continued to benefit from a healthy economy in 2017, which drove demand for nearly all types of property and pushed occupancy rates in many markets to near-record levels. REIT balance sheets were generally in strong shape and companies were able to access capital at historically attractive rates. And although new supply became a greater factor in some sectors, it generally remained consistent with long-term averages.

Performance during the year varied significantly among different property sectors, with e-commerce trends having a major influence on REIT returns. Regional malls and shopping centers struggled amid store closings and tenant bankruptcies, although the impact on real estate companies was far from uniform. At the same time, the growth of e-commerce provided a huge lift to REIT sectors that provide infrastructure for the digital ecosystem.

Retail property owners struggled through the first three quarters of the year, weighed down by soft year-over-year sales comparisons for some major brick-and-mortar retailers and store closing announcements from several department store chains. The stocks later stabilized as their seemingly low valuations attracted buyers and on mergers and acquisition activity, including Brookfield Property Partner’s bid for GGP.

Among regional malls REITs (–2.7% total return in the index), however, there was a considerable separation in company performance. Owners of high-quality assets ended the year largely unchanged, while those with lower-tier properties experienced double-digit declines. Class B and C mall owners lagged far behind on continuing concerns about future occupancy rates and capital expenditure requirements.

Owners of cell towers (not in the index), data centers (28.4%) and industrial (20.6%) properties enjoyed substantial gains due to insatiable demand for faster mobile networks, more bandwidth and data storage, and faster parcel delivery times.

As consumers continue to do more of their shopping online, many retailers are shifting resources away from physical storefronts and enhancing their e-commerce capabilities. Growing mobile data and video traffic is forcing wireless carriers and broadband data providers to continuously improve their networks and increasingly lease more space on towers. The continued adoption of cloud computing and digital media consumption are providing companies in the data storage sector with healthy demand growth.

An overweight allocation and stock selection in data centers contributed to relative performance, as stocks enjoyed strong gains amid secular tailwinds for the sector. Stock selection in hotels also contributed. Most notably, the portfolio held out-of-benchmark positions in Hilton and Red Rock Resorts, which rose sharply as, in addition to healthy fundamentals, they are organized as corporations and are expected to benefit more from tax reform than their REIT peers.

An underweight allocation and stock selection in regional malls also aided performance, as the portfolio benefited from a focus on companies with high-quality assets, which considerably outperformed REITs with lower-quality properties. An out-of-index allocation to tower companies, which were among the year’s top-performing REITs, additionally contributed to relative performance.

Factors that detracted from the relative performance included stock selection and an overweight in apartments. This was primarily due to overweight positions in certain student housing REITs that declined after lowering their guidance amid an excess of supply. Stock selection in the free standing sector (3.1% total return in the index) also hindered relative performance. Spirit Realty Capital declined due to credit issues with some of its retail tenants and on concerns about management turnover. The stock was subsequently sold from the portfolio.

Penn Mutual Asset Management, LLC

Investment Adviser

Cohen & Steers Capital Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

December 31, 2007 — December 31, 2017

An investment of $10,000 in the Real Estate Securities Fund on December 31, 2007 would have grown to $19,083. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the FTSE NAREIT Equity REIT Index, during the same period. A $10,000 investment in the FTSE NAREIT Equity REIT Index on December 31, 2007 would have grown to $20,490.

Average Annual Total Returns1 as of 12/31/17

	1 Year	5 Year	10 Year
Real Estate Securities Fund	7.40%	9.87%	6.68%
FTSE NAREIT Equity REIT Index	5.23%	9.46%	7.44%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/17

Percent of Total Investments[1]
Apartments	19.2%
Office Property	13.1%
Diversified	15.5%
Regional Malls	7.7%
Industrial	6.8%
Storage & Warehousing	6.6%
Healthcare	6.6%
Strip Centers	6.0%
Hotels & Resorts	6.0%
Telecommunications	5.4%
Manufactured Homes	3.9%
Lodging	1.2%
Entertainment	1.2%
Building & Real Estate	0.8%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Aggressive Allocation Fund

The Penn Series Aggressive Allocation Fund returned 20.08% for the twelve-month period ending December 31, 2017, compared to its benchmarks, the Russell 3000 Index’s return of 21.13% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of 3.54% for the same time period.

The Aggressive Allocation Fund is comprised of a target allocation of 90% equity funds and 10% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

During the year of 2017, Aggressive Allocation Fund outperformed its 90% stock/10% bond performance benchmark by 81bps.

The asset allocation of Aggressive Allocation Fund contributed negatively to its performance. During the period, the fund’s allocation to value and REITs funds underperformed the Russell 3000 Index; the allocation in growth funds, emerging market and international equity market generated positive asset allocation performance. On fixed income side, allocation to short-term bond fund contributed negatively to the performance.

Fund selection of Aggressive Allocation Fund contributed positively to its performance. During the period, our managers for Penn Series International Equity Fund, Penn Series Small Cap Value Fund, Penn Series SMID Cap Value Fund and Penn Series Mid Cap Value Fund outperformed their respective benchmark by more than 3%. Penn Series Emerging Market Equity Fund and Penn Series Large Cap Growth Fund underperformed the benchmark by more than 2%. On the fixed income side, Quality Bond Fund outperformed its benchmark by 1.02% and Limited Maturity Bond Fund outperformed its benchmark by 0.84%.

During the year of 2017, the yield curve has flattened significantly, which makes short term fixed income assets more attractive. We decided to move 1% of assets out of Quality Bond Fund and move them into Limited Maturity Bond fund. Going forward, we will continually review the fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.

Penn Mutual Asset Management, LLC

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2017

An investment of $10,000 in the Aggressive Allocation Fund on August 25, 2008 would have grown to $19,511. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Bloomberg Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have grown to $25,336. A $10,000 investment in the Bloomberg Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $14,595.

Average Annual Total Returns1 as of 12/31/17

	1 Year	5 Year	Since Inception[2]
Aggressive Allocation Fund	20.08%	10.68%	7.41%
Russell 3000 Index	21.13%	15.58%	10.45%
Bloomberg Barclays Capital U.S. Aggregate Bond Index	3.54%	2.10%	4.13%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Asset Allocation Target as of 12/31/17

International Stocks	24.0%
Large Cap Value Stocks	19.0%
Mid Cap Value Stocks	13.0%
Emerging Markets	11.0%
Large Cap Growth Stocks	7.0%
Small Cap Value Stocks	6.0%
Intermediate Bonds	5.0%
Small Cap Growth Stocks	4.0%
Mid Cap Growth Stocks	3.0%
Short Term Bonds	3.0%
Domestic REITs	3.0%
High Yield Bonds	2.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderately Aggressive Allocation Fund

The Penn Series Moderately Aggressive Allocation Fund returned 17.58% for the twelve-month period ending December 31, 2017, compared to its benchmarks, the Russell 3000 Index’s return of 21.13% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of 3.54% for the same time period.

The Moderately Aggressive Allocation Fund is comprised of a target allocation of 80% equity funds and 20% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

During the year of 2017, Moderately Aggressive Allocation Fund outperformed its 80% stock/20% bond benchmark by 16bps.

The asset allocation of Moderately Aggressive Allocation Fund contributed negatively to its performance. During the period, the fund’s allocation to value funds and REITs funds underperformed the Russell 3000 Index; the allocation in growth funds, emerging market and international equity market generated positive asset allocation performance. On fixed income side, allocation to high yield bond contributed positively while short-term bond fund contributed negatively to the performance.

Fund selection of Moderately Aggressive Allocation Fund contributed positively to its performance. During the period, our managers for Penn Series International Equity Fund, Penn Series Small Cap Value Fund, Penn Series SMID Cap Value Fund and Penn Series Mid Cap Value Fund outperformed their respective benchmark by more than 3%. Penn Series Emerging Market Equity Fund and Penn Series Large Cap Growth Fund underperformed benchmark by more than 2%. On Fixed income side, Quality Bond Fund outperformed its benchmark by 1.02%; Limited Maturity Bond Fund outperformed its benchmark by 0.84%.

During the year of 2017, the yield curve has flattened significantly, which makes short term fixed income assets more attractive. We decided to move 2% of assets out of Quality Bond Fund and move them into Limited Maturity Bond fund. Going forward, we will continually review the fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.

Penn Mutual Asset Management, LLC

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2017

An investment of $10,000 in the Moderately Aggressive Allocation Fund on August 25, 2008 would have grown to $20,061. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Bloomberg Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have grown to $25,336. A $10,000 investment in the Bloomberg Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $14,595.

Average Annual Total Returns1 as of 12/31/17

	1 Year	5 Year	Since Inception[2]
Moderately Aggressive Allocation Fund	17.58%	9.62%	7.73%
Russell 3000 Index	21.13%	15.58%	10.45%
Bloomberg Barclays Capital U.S. Aggregate Bond Index	3.54%	2.10%	4.13%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Asset Allocation Target as of 12/31/17

Large Cap Value Stocks	20.0%
International Stocks	19.0%
Intermediate Bonds	11.0%
Mid Cap Value Stocks	10.0%
Large Cap Growth Stocks	8.0%
Emerging Markets	8.0%
Short Term Bonds	7.0%
Small Cap Value Stocks	6.0%
Mid Cap Growth Stocks	3.0%
Small Cap Growth Stocks	3.0%
Domestic REITs	3.0%
High Yield Bonds	2.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderate Allocation Fund

The Penn Series Moderate Allocation Fund returned 14.00% for the twelve-month period ending December 31, 2017, compared to its benchmarks, the Russell 3000 Index’s return of 21.13% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of 3.54% for the same time period.

The Moderate Allocation Fund is comprised of a target allocation of 60% equity funds and 40% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

During the year of 2017, the Moderate Allocation Fund outperformed its 60% stock/40% bond performance benchmark by 19bps.

The asset allocation of Moderate Allocation Fund contributed negatively to its performance. During the period, the fund’s allocation to value funds and REITs funds underperformed the Russell 3000 Index; the allocation in growth funds, emerging market and international equity market generated positive asset allocation performance. On fixed income side, allocation to short-term bond fund contributed negatively to the performance.

Fund selection of Moderately Allocation Fund contributed positively to its performance. During the period, our managers for Penn Series International Equity Fund, Penn Series Small Cap Value Fund, Penn Series SMID Cap Value Fund and Penn Series Mid Cap Value Fund outperformed their respective benchmark by more than 3%. Penn Series Emerging Market Equity Fund and Penn Series Large Cap Growth Fund underperformed benchmark by more than 2%. On Fixed income side, Quality Bond Fund outperformed its benchmark by 1.02%; Limited Maturity Bond Fund outperformed its benchmark by 0.84%.

During the year of 2017, the yield curve has flattened significantly, which makes short term fixed income assets more attractive. We decided to move 3% of assets out of Quality Bond Fund and move them into Limited Maturity Bond Fund. Going forward, we will continually review the fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.

Penn Mutual Asset Management, LLC

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2017

An investment of $10,000 in the Moderate Allocation Fund on August 25, 2008 would have grown to $17,939. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Bloomberg Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have grown to $25,336. A $10,000 investment in the Bloomberg Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $14,595.

Average Annual Total Returns1 as of 12/31/17

	1 Year	5 Year	Since Inception[2]
Moderate Allocation Fund	14.00%	7.89%	6.45%
Russell 3000 Index	21.13%	15.58%	10.45%
Bloomberg Barclays Capital U.S. Aggregate Bond Index	3.54%	2.10%	4.13%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Asset Allocation Target as of 12/31/17

Intermediate Bonds	27.0%
International Stocks	14.0%
Large Cap Value Stocks	13.0%
Short Term Bonds	10.0%
Mid Cap Value Stocks	9.0%
Large Cap Growth Stocks	7.0%
Emerging Markets	5.0%
Small Cap Value Stocks	5.0%
High Yield Bonds	3.0%
Mid Cap Growth Stocks	3.0%
Small Cap Growth Stocks	2.0%
Domestic REITs	2.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderately Conservative Allocation Fund

The Penn Series Moderately Conservative Allocation Fund returned 9.99% for the twelve-month period ending December 31, 2017, compared to its benchmarks, the Russell 3000 Index’s return of 21.13% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of 3.54% for the same time period.

The Moderately Conservative Allocation Fund is comprised of a target allocation of 40% equity funds and 60% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

During the year of 2017, the Moderately Conservative Allocation Fund underperformed its 40% stock/60% bond performance benchmark by 31bps.

The asset allocation of Moderately Conservative Allocation Fund contributed negatively to its performance. During the period, the fund’s allocation to large cap value and small cap value funds underperformed the Russell 3000 Index; the allocation in emerging market and international equity market generated positive asset allocation performance. On fixed income side, allocation to short-term bond fund contributed negatively to the performance.

Fund selection of Moderately Conservative Allocation Fund contributed positively to its performance. During the period, our managers for Penn Series International Equity Fund, Penn Series Large Growth Stock Fund, Penn Series Small Cap Value Fund and Penn Series Mid Cap Value Fund outperformed their respective benchmark by more than 3%. Penn Series Emerging Market Equity Fund and Penn Series Large Cap Growth Fund underperformed benchmark by more than 2%. On the fixed income side, Quality Bond Fund outperformed its benchmark by 1.02%; Limited Maturity Bond Fund outperformed its benchmark by 0.84%.

During the year of 2017, emerging market stocks have performed very well. Considering their valuation and crowded positioning, plus the risk appetite in moderately conservative fund, we decided to reduce the fund’s exposure to emerging market stocks at the end of 2017 and increase allocation to Mid Cap Value by 1%. Also, the yield curve has flattened significantly during the year of 2017, which makes short term fixed income assets much more attractive. We decided to move 3% of assets out of Quality Bond Fund and move them into Limited Maturity

Bond Fund. Going forward, we will continually review the fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.

Penn Mutual Asset Management, LLC

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2017

An investment of $10,000 in the Moderately Conservative Allocation Fund on August 25, 2008 would have grown to $16,337. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Bloomberg Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have grown to $25,336. A $10,000 investment in the Bloomberg Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $14,595.

Average Annual Total Returns1 as of 12/31/17

	1 Year	5 Year	Since Inception[2]
Moderately Conservative Allocation Fund	9.99%	5.97%	5.39%
Russell 3000 Index	21.13%	15.58%	10.45%
Bloomberg Barclays Capital U.S. Aggregate Bond Index	3.54%	2.10%	4.13%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Asset Allocation Target as of 12/31/17

Intermediate Bonds	36.0%
Short Term Bonds	20.0%
Large Cap Value Stocks	13.0%
International Stocks	9.0%
Large Cap Growth Stocks	5.0%
High Yield Bonds	4.0%
Mid Cap Value Stocks	4.0%
Emerging Markets	3.0%
Small Cap Value Stocks	3.0%
Domestic REITs	2.0%
Small Cap Growth Stocks	1.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Conservative Allocation Fund

The Penn Series Conservative Allocation Fund returned 6.38% for the twelve-month period ending December 31, 2017, compared to its benchmarks, the Russell 3000 Index’s return of 21.13% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of 3.54% for the same time period.

The Conservative Allocation Fund is comprised of a target allocation of 20% equity funds and 80% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

During the year of 2017, the Conservative Allocation Fund underperformed its 20% stock/80% bond performance benchmark by 50bps.

The asset allocation of Conservative Allocation Fund contributed negatively to its performance. During the period, the fund’s allocation to large cap value, mid cap value and REITs funds underperformed the Russell 3000 Index; the allocation in large cap growth, emerging market and international equity market generated positive asset allocation performance. On the fixed income side, the Fund’s allocation to short-term bonds contributed negatively to the performance.

Fund selection of Conservative Allocation Fund contributed positively to its performance. During the period, our managers for Penn Series International Equity Fund outperformed their respective benchmark by 3.91%. On the fixed income side, Quality Bond Fund outperformed its benchmark by 1.02%; Limited Maturity Bond Fund outperformed its benchmark by 0.84%.

During the year of 2017, emerging market stocks have performed very well. Considering their valuation and the risk appetite in Conservative Fund, we decided to reduce the Fund’s exposure to emerging market stocks at the end of 2017 and increase allocation to Mid Cap Value by 1%. Also, the yield curve has flattened significantly during 2017, which makes short term fixed income assets more attractive. We decided to move 3% of assets out of Quality Bond Fund and move them into Limited Maturity Bond Fund. Going forward, we will continually review the Fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.

Penn Mutual Asset Management, LLC

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2017

An investment of $10,000 in the Conservative Allocation Fund on August 25, 2008 would have grown to $14,638. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Bloomberg Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have grown to $25,336. A $10,000 investment in the Bloomberg Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $14,595.

Average Annual Total Returns1 as of 12/31/17

	1 Year	5 Year	Since Inception[2]
Conservative Allocation	6.38%	3.85%	4.16%
Russell 3000 Index	21.13%	15.58%	10.45%
Bloomberg Barclays Capital U.S. Aggregate Bond Index	3.54%	2.10%	4.13%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Asset Allocation Target as of 12/31/17

Intermediate Bonds	46.0%
Short Term Bonds	30.0%
Large Cap Value Stocks	9.0%
High Yield Bonds	4.0%
International Stocks	4.0%
Large Cap Growth Stocks	3.0%
Mid Cap Value Stocks	2.0%
Domestic REITs	1.0%
Emerging Markets	1.0%

100.0%

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

We believe that it is important for you to understand the effect of fees on your investment. All mutual funds have operating expenses. As a participant in any of the Penn Series Funds, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The Penn Series Funds are the underlying investment vehicles for the variable life and variable annuity contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company. These contracts have transaction costs, additional administrative expense fees and mortality and expense risk charges. Because of these additional expenses, the costs to investors will be higher than the figures shown in the following expense examples. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other funds.

These examples are based on an investment of $1,000 invested for six months beginning July 1, 2017 and held through December 31, 2017. The examples illustrate your fund’s costs in two ways:

•	Actual Fund Performance in the table below provides information about actual account values and actual expenses. The “Ending Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

•	Hypothetical 5% Annual Return is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case — because the return used is not the fund’s actual return — the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

Please note that the expenses shown in the table are only meant to highlight and help you compare your ongoing costs of investing in the funds and do not reflect any fees and charges deducted under your insurance contract. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated and will be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2017.

Disclosure of Fund Expenses

For the Period July 1, 2017 to December 31, 2017

Expense Table

	Beginning Value July 1, 2017	Ending Value December 31, 2017	Annualized Expense Ratio	Expenses Paid During Period *
Money Market Fund
Actual	$1,000.00	$1,000.06	1.05%	$5.27
Hypothetical	$1,000.00	$1,019.87	1.05%	$5.34
Limited Maturity Bond Fund
Actual	$1,000.00	$1,004.99	0.71%	$3.57
Hypothetical	$1,000.00	$1,021.61	0.71%	$3.60

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value July 1, 2017	Ending Value December 31, 2017	Annualized Expense Ratio	Expenses Paid During Period *
Quality Bond Fund
Actual	$1,000.00	$1,015.91	0.66%	$3.36
Hypothetical	$1,000.00	$1,021.84	0.66%	$3.37
High Yield Bond Fund
Actual	$1,000.00	$1,028.86	0.87%	$4.45
Hypothetical	$1,000.00	$1,020.77	0.87%	$4.44
Flexibly Managed Fund
Actual	$1,000.00	$1,055.51	0.89%	$4.60
Hypothetical	$1,000.00	$1,020.68	0.89%	$4.53
Balanced Fund
Actual	$1,000.00	$1,072.50	0.19%	$1.00
Hypothetical	$1,000.00	$1,014.23	0.19%	$0.98
Large Growth Stock Fund
Actual	$1,000.00	$1,116.40	0.97%	$5.18
Hypothetical	$1,000.00	$1,020.26	0.97%	$4.95
Large Cap Growth Fund
Actual	$1,000.00	$1,113.33	0.90%	$4.77
Hypothetical	$1,000.00	$1,020.64	0.90%	$4.57
Large Core Growth Fund
Actual	$1,000.00	$1,138.74	0.88%	$4.72
Hypothetical	$1,000.00	$1,020.74	0.88%	$4.47
Large Cap Value Fund
Actual	$1,000.00	$1,075.72	0.90%	$4.71
Hypothetical	$1,000.00	$1,020.61	0.90%	$4.60
Large Core Value Fund
Actual	$1,000.00	$1,104.92	0.90%	$4.76
Hypothetical	$1,000.00	$1,020.63	0.90%	$4.58
Index 500 Fund
Actual	$1,000.00	$1,112.42	0.36%	$1.90
Hypothetical	$1,000.00	$1,023.39	0.36%	$1.82
Mid Cap Growth Fund
Actual	$1,000.00	$1,125.88	0.97%	$5.18
Hypothetical	$1,000.00	$1,020.27	0.97%	$4.94
Mid Cap Value Fund
Actual	$1,000.00	$1,067.28	0.79%	$4.10
Hypothetical	$1,000.00	$1,021.20	0.79%	$4.01
Mid Core Value Fund
Actual	$1,000.00	$1,072.19	1.01%	$5.30
Hypothetical	$1,000.00	$1,020.03	1.01%	$5.18
SMID Cap Growth Fund
Actual	$1,000.00	$1,108.86	1.05%	$5.57
Hypothetical	$1,000.00	$1,019.86	1.05%	$5.35

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value July 1, 2017	Ending Value December 31, 2017	Annualized Expense Ratio	Expenses Paid During Period *
SMID Cap Value Fund
Actual	$1,000.00	$1,115.55	1.16%	$6.18
Hypothetical	$1,000.00	$1,019.29	1.16%	$5.92
Small Cap Growth Fund
Actual	$1,000.00	$1,100.72	1.02%	$5.38
Hypothetical	$1,000.00	$1,020.03	1.02%	$5.18
Small Cap Value Fund
Actual	$1,000.00	$1,101.83	0.98%	$5.18
Hypothetical	$1,000.00	$1,020.22	0.98%	$4.99
Small Cap Index Fund
Actual	$1,000.00	$1,087.02	0.66%	$3.50
Hypothetical	$1,000.00	$1,021.82	0.66%	$3.39
Developed International Index Fund
Actual	$1,000.00	$1,089.65	0.85%	$4.49
Hypothetical	$1,000.00	$1,020.86	0.85%	$4.35
International Equity Fund
Actual	$1,000.00	$1,084.58	1.12%	$5.89
Hypothetical	$1,000.00	$1,019.48	1.12%	$5.73
Emerging Markets Equity Fund
Actual	$1,000.00	$1,127.45	1.43%	$7.69
Hypothetical	$1,000.00	$1,017.89	1.43%	$7.32
Real Estate Securities Fund
Actual	$1,000.00	$1,030.73	0.95%	$4.89
Hypothetical	$1,000.00	$1,020.34	0.95%	$4.87
Aggressive Allocation Fund
Actual	$1,000.00	$1,084.74	0.32%	$1.67
Hypothetical	$1,000.00	$1,023.58	0.32%	$1.63
Moderately Aggressive Allocation Fund
Actual	$1,000.00	$1,076.09	0.30%	$1.55
Hypothetical	$1,000.00	$1,023.70	0.30%	$1.51
Moderate Allocation Fund
Actual	$1,000.00	$1,059.93	0.29%	$1.52
Hypothetical	$1,000.00	$1,023.71	0.29%	$1.50
Moderately Conservative Allocation Fund
Actual	$1,000.00	$1,042.05	0.31%	$1.58
Hypothetical	$1,000.00	$1,023.64	0.31%	$1.57
Conservative Allocation Fund
Actual	$1,000.00	$1,025.31	0.32%	$1.65
Hypothetical	$1,000.00	$1,023.56	0.32%	$1.65

*	Expenses are equal to the fund’s annualized expense ratio multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Money Market Fund

	Par (000)	Value†
AGENCY OBLIGATION — 67.0%
Federal Farm Credit Banks 3.150%, 01/12/18	$1,000	$1,000,528
1.202%, 01/31/18	990	989,010
0.940%, 03/19/18	1,500	1,499,269
(3 M ICE LIBOR + 0.050%) 1.625%, 03/26/18•	500	500,188
1.000%, 04/02/18	1,000	999,145
0.700%, 04/06/18	1,360	1,358,183
(1 M ICE LIBOR + 0.050%) 1.5975%, 04/09/18•	2,000	2,000,975
Federal Home Loan Banks 1.121%, 01/02/18	2,500	2,499,922
0.850%, 02/27/18	1,730	1,729,132
1.375%, 03/09/18	1,400	1,400,459
1.136%, 03/13/18	4,500	4,489,971
1.297%, 04/30/18	4,000	3,982,943
Federal Home Loan Mortgage Corp. 0.750%, 01/12/18	3,865	3,864,489
1.272%, 02/23/18	2,500	2,495,329
1.288%, 04/30/18	8,000	7,966,151
Federal National Mortgage Association 1.000%, 01/30/18	2,000	1,999,768
0.875%, 02/08/18	2,310	2,309,280
1.213%, 02/16/18	5,000	4,992,269
0.875%, 03/28/18	3,540	3,536,150
Tennessee Valley Authority 1.231%, 01/02/18	3,000	2,999,898
1.201%, 01/09/18	6,000	5,998,400
4.500%, 04/01/18	2,726	2,747,120

TOTAL AGENCY OBLIGATION (Cost $61,358,579)		61,358,579

U.S. TREASURY OBLIGATIONS — 15.8%
United States Treasury Bill 1.202%, 01/11/18	4,500	4,498,499
1.147%, 02/22/18	4,000	3,993,399
United States Treasury Note 0.875%, 01/16/18	5,000	4,999,439
3.500%, 02/15/18	1,000	1,002,637

TOTAL U.S. TREASURY OBLIGATIONS (Cost $14,493,974)		14,493,974

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 8.4%
Goldman Sachs Financial Square Funds - Government Fund (Cost $7,664,153)	7,664,153	7,664,153

TOTAL INVESTMENTS — 91.2% (Cost $83,516,706)		$83,516,706

Other Assets & Liabilities — 8.8%		8,049,797

TOTAL NET ASSETS — 100.0%		$91,566,503

†	See Security Valuation Note.
•	Variable Rate Security. The rate shown is the rate in effect on December 31, 2017, and the date shown is the final maturity date, not the next reset or put date. The rate floats based upon the published reference rate and spread disclosed in the Schedule of Investments.

Summary of inputs used to value the Fund’s investments as of 12/31/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. TREASURY OBLIGATIONS	$14,493,974	$—	$14,493,974	$—
AGENCY OBLIGATION	61,358,579	—	61,358,579	—
SHORT-TERM INVESTMENTS	7,664,153	7,664,153	—	—

TOTAL INVESTMENTS	$83,516,706	$7,664,153	$75,852,553	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Limited Maturity Bond Fund

	Par (000)	Value†
ASSET BACKED SECURITIES — 23.4%
Allegro CLO II Ltd. 2014 (3 M ICE LIBOR + 1.310%) 2.673%, 01/21/27 144A @,•	$2,250	$2,262,413
Ally Auto Receivables Trust 2014-2 2.100%, 03/16/20	1,000	1,001,038
AmeriCredit Automobile Receivables Trust 2013-5 2.290%, 11/08/19	328	328,409
Apidos CLO XVIII 2014 (3 M ICE LIBOR + 3.250%) 4.613%, 07/22/26 144A @,•	1,000	1,002,750
Ares XXXI CLO Ltd. 2014 (3 M ICE LIBOR + 1.550%) 3.018%, 08/28/25 144A @,•	1,000	1,003,011
B&M CLO 2014-1 Ltd. 2014 (3 M ICE LIBOR + 2.800%) 4.159%, 04/16/26 144A @,•	1,500	1,508,598
Babson CLO Ltd. 2014-3 (3 M ICE LIBOR + 1.320%) 2.679%, 01/15/26 144A @,•	1,500	1,501,944
BlueMountain CLO Ltd. 2015-1 (3 M ICE LIBOR + 1.330%) 2.689%, 04/13/27 144A @,•	1,400	1,409,523
Brentwood CLO Corp. 2006-1A (3 M ICE LIBOR + 0.820%) 2.197%, 02/01/22 144A @,•	1,916	1,910,068
Chrysler Capital Auto Receivables Trust 2013-BA 2.240%, 09/16/19 144A @	1,455	1,455,514
Chrysler Capital Auto Receivables Trust 2014-BA144A @ 1.760%, 12/16/19	918	918,370
2.150%, 01/15/20	1,000	1,000,380
Consumers Securitization Funding LLC 2014-A 1.334%, 11/01/20	983	975,935
Entergy Arkansas Restoration Funding LLC 2.300%, 08/01/21	811	811,936
Ford Credit Auto Owner Trust 2013-D 1.540%, 03/15/19	1,292	1,291,371
Ford Credit Auto Owner Trust 2014-A 1.710%, 05/15/19	1,359	1,358,844
FS Senior Funding 2015-1 Ltd. 2015 (3 M ICE LIBOR + 1.800%) 3.159%, 05/28/25 144A @,•	1,500	1,500,248
Grayson CLO Ltd. 1A (3 M ICE LIBOR + 0.700%) 2.077%, 11/01/21 144A @,•	2,000	1,988,966
Greenbriar CLO Ltd. 1A (3 M ICE LIBOR + 1.750%) 3.127%, 11/01/21 144A @,•	3,367	3,368,226
Honda Auto Receivables Owner Trust 2014-4 1.460%, 10/15/20	2,500	2,499,114
Limerock CLO III LLC 2014-3A (3 M ICE LIBOR + 1.200%) 2.563%, 10/20/26 144A @,•	1,695	1,696,926
Mercedes-Benz Auto Lease Trust 2016-B 1.350%, 08/15/19	2,500	2,491,501

	Par (000)	Value†

Navient Private Education Loan Trust 2015-A (1 M ICE LIBOR + 1.700%) 3.177%, 11/15/30 144A @,•	$1,500	$1,547,821
Nissan Auto Lease Trust 2016-A 1.490%, 03/15/19	2,500	2,497,280
Oak Hill Credit Partners XII Ltd. 2015 5.080%, 01/23/27 144A @	1,500	1,509,847
Rockwall CDO II Ltd. 2007-1A (3 M ICE LIBOR + 0.700%) 2.077%, 08/01/24 144A @,•	2,065	2,060,021
SLM Student Loan Trust 2005-10 (3 M ICE LIBOR + 0.270%) 1.637%, 10/26/26•	2,438	2,352,635
SMB Private Education Loan Trust 2015-C (1 M ICE LIBOR + 1.950%) 3.427%, 08/16/32 144A @,•	2,405	2,518,516
Sound Point CLO VI Ltd. 2014-2A (3 M ICE LIBOR + 1.140%) 2.503%, 10/20/26 144A @,•	2,500	2,506,287
THL Credit Wind River 2014-2 CLO Ltd. (3 M ICE LIBOR + 1.450%) 2.809%, 07/15/26 144A @,•	900	900,905
Toyota Auto Receivables 2016-C 1.000%, 01/15/19	374	373,409
Verizon Owner Trust 2017-3 2017 2.380%, 04/20/22 144A @	1,000	996,306
Wellfleet CLO 2017-1 Ltd. 2017 (3 M ICE LIBOR + 1.320%) 2.683%, 04/20/29 144A @,•	1,250	1,257,169
Westchester CLO Ltd. 2007-1A B (3 M ICE LIBOR + 0.440%) 1.817%, 08/01/22 144A @,•	1,779	1,779,068

TOTAL ASSET BACKED SECURITIES (Cost $53,315,441)		53,584,349

COMMERCIAL MORTGAGE BACKED SECURITIES — 12.1%
BAMLL Commercial Mortgage Securities Trust 2013-DSNY, Class B (1 M LIBOR + 1.500%) 2.977%, 09/15/26 144A @,•	1,000	1,001,600
Chicago Skyscraper Trust 2017 SKY (1 M LIBOR + 1.100%) 2.577%, 02/15/30 144A @,•	1,000	1,001,255
FHLMC Multifamily Structured Pass-Through Certificates Series K019 Class X1 1.676%, 03/25/22•	28,496	1,654,797
FREMF Mortgage Trust Series 2010-K6 Class B 5.367%, 12/25/46 144A @,•	3,000	3,147,436
FREMF Mortgage Trust Series 2010-K7 Class B 5.685%, 04/25/20 144A @,•	1,200	1,266,887
FREMF Mortgage Trust Series 2011-K14 Class B 5.167%, 02/25/47 144A @,•	1,050	1,128,970
FREMF Mortgage Trust Series 2011-K702 Class B 4.774%, 04/25/44 144A @,•	2,275	2,275,577

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Limited Maturity Bond Fund

	Par (000)	Value†
COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)
FREMF Mortgage Trust Series 2011-K703 Class B 4.881%, 07/25/44 144A @,•	$2,000	$2,014,814
FREMF Mortgage Trust Series 2012-K705 Class B 4.159%, 09/25/44 144A @,•	3,155	3,186,707
FREMF Mortgage Trust Series 2012-K708 Class C 3.750%, 02/25/45 144A @,•	2,000	2,011,821
FREMF Mortgage Trust Series 2012-K710 Class B 3.812%, 06/25/47 144A @,•	2,110	2,123,867
Government National Mortgage Association 2011-92 Class B 3.200%, 11/16/44	362	361,620
GS Mortgage Securities Trust Series 2010-C1 5.148%, 08/10/43 144A @	2,000	2,087,904
GSCCRE Commercial Mortgage Trust 2015-HULA Class B (1 M LIBOR + 2.300%) 3.777%, 08/15/32 144A @,•	2,000	2,005,044
WFRBS Commercial Mortgage Trust 2012-C7 Class XA 1.441%, 06/15/45 144A @,•	51,289	2,522,963

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $28,627,128)		27,791,262

CORPORATE BONDS — 42.2%
Airlines — 8.6%
Air Canada 2013-1 Class B Pass Through Trust 5.375%, 11/15/22 144A @	1,096	1,147,135
American Airlines 2013-1 Class C Pass Through Trust 6.125%, 07/15/18 144A @	2,004	2,033,966
Continental Airlines 1999-1 Class A, Pass Through Trust 6.545%, 08/02/20	496	508,416
Continental Airlines 1999-2 Pass Through Trust 7.256%, 09/15/21	1,524	1,600,616
Continental Airlines 2000-2 Pass Through Trust 7.707%, 10/02/22	282	308,517
Continental Airlines 2012-1 Class B Pass Through Trust 6.250%, 10/11/21	1,387	1,453,830
Continental Airlines 2012-3 Class C Pass Through Trust 6.125%, 04/29/18	1,910	1,930,055
Delta Air Lines 2007-1 Class B Pass Through Trust 8.021%, 02/10/24	1,063	1,192,588
Delta Air Lines 2010-1 Class A Pass Through Trust 6.200%, 01/02/20	980	997,054
Delta Air Lines 2012-1 Class B Pass Through Trust 6.875%, 05/07/19 144A @	1,740	1,813,921

	Par (000)	Value†

Airlines — (continued)
Delta Air Lines, Inc. 2.875%, 03/13/20	$2,000	$2,011,606
Northwest Airlines 2007-1 Class A Pass Through Trust 7.027%, 05/01/21	2,410	2,593,434
US Airways 2012-1 Class B Pass Through Trust 8.000%, 04/01/21	2,038	2,206,182

		19,797,320

Banks — 2.5%
Citigroup, Inc. 6.125%, 05/15/18	1,600	1,624,244
JPMorgan Chase Bank NA 1.450%, 09/21/18	1,000	995,783
State Street Corp. 4.956%, 03/15/18	3,000	3,017,162

		5,637,189

Beverages — 0.4%
Anheuser-Busch InBev Worldwide, Inc. (3 M ICE LIBOR + 0.690%) 2.067%, 08/01/18•	900	902,733

Chemicals — 0.6%
Methanex Corp. 3.250%, 12/15/19	1,453	1,459,484

Computers — 0.9%
EMC Corp. 1.875%, 06/01/18	2,000	1,990,490

Diversified Financial Services — 1.7%
Air Lease Corp. 2.625%, 09/04/18	2,000	2,005,895
Ally Financial, Inc. 3.600%, 05/21/18	1,000	1,003,000
3.250%, 11/05/18	1,000	1,002,500

		4,011,395

Electric — 1.1%
Fortive Corp. 1.800%, 06/15/19	1,500	1,489,172
San Diego Gas & Electric Co. 1.914%, 02/01/22	1,032	1,007,420

		2,496,592

Entertainment — 1.7%
International Game Technology 7.500%, 06/15/19	700	742,000
Royal Caribbean Cruises Ltd. 2.650%, 11/28/20	1,500	1,498,889
Scientific Games International, Inc. 7.000%, 01/01/22 144A @	1,500	1,580,625

		3,821,514

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Limited Maturity Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Food — 1.5%
Mondelez International Holdings Netherlands BV 1.625%, 10/28/19 144A @	$1,500	$1,478,353
Smithfield Foods, Inc. 2.700%, 01/31/20 144A @	2,000	1,986,949

		3,465,302

Healthcare Products — 0.4%
Stryker Corp. 2.000%, 03/08/19	1,000	998,456

Healthcare Services — 4.1%
Abbott Laboratories 2.350%, 11/22/19	2,000	2,002,175
Aetna Inc. 1.700%, 06/07/18	1,500	1,497,642
Becton Dickinson and Co. 2.404%, 06/05/20	2,000	1,989,153
HCA, Inc. 3.750%, 03/15/19	3,000	3,026,250
Humana, Inc. 2.500%, 12/15/20	1,000	999,234

		9,514,454

Housewares — 2.3%
DR Horton, Inc. 2.550%, 12/01/20	2,000	1,997,011
Lennar Corp. 2.950%, 11/29/20 144A @	1,000	992,500
Newell Brands, Inc. 5.000%, 11/15/23	2,250	2,374,695

		5,364,206

Internet — 1.2%
eBay Inc. 2.500%, 03/09/18	1,000	1,000,931
Tencent Holdings Ltd. 2.875%, 02/11/20 144A @	1,750	1,759,975

		2,760,906

Machinery — Diversified — 1.3%
Stanley Black & Decker, Inc. 1.622%, 11/17/18	2,000	1,992,665
2.451%, 11/17/18	1,000	1,003,021

		2,995,686

Media — 0.9%
Historic TW, Inc. 6.875%, 06/15/18	2,000	2,042,045

Oil & Gas — 0.4%
EQT Corp. 2.500%, 10/01/20	1,000	993,030

Oil & Gas Services — 0.9%
Schlumberger Holdings Corp. 2.350%, 12/21/18 144A @	2,000	2,004,489

	Par (000)	Value†

Pharmaceuticals — 1.3%
Shire Acquisitions Investments Ireland DAC 1.900%, 09/23/19	$2,000	$1,981,893
Teva Pharmaceutical Finance Netherlands III BV 1.700%, 07/19/19	1,000	971,596

		2,953,489

Pipelines — 2.9%
Midcontinent Express Pipeline LLC 6.700%, 09/15/19 144A @	2,000	2,089,000
NuStar Logistics LP 8.400%, 04/15/18	1,500	1,524,375
Rockies Express Pipeline LLC144A @ 6.850%, 07/15/18	950	966,625
6.000%, 01/15/19	2,000	2,055,000

		6,635,000

Retail — 1.1%
Alimentation Couche-Tard, Inc. 2.700%, 07/26/22 144A @	1,000	990,807
QVC, Inc. 3.125%, 04/01/19	1,500	1,505,598

		2,496,405

Semiconductors — 1.8%
NXP BV/NXP Funding LLC144A @ 3.750%, 06/01/18	1,000	1,006,000
5.750%, 03/15/23	1,000	1,032,500
QUALCOMM, Inc. (3 M ICE LIBOR + 0.450%) 1.886%, 05/20/20•	2,000	2,000,857

		4,039,357

Software — 2.0%
Activision Blizzard, Inc. 2.300%, 09/15/21	1,000	986,875
CDK Global, Inc. 3.800%, 10/15/19	1,500	1,530,000
VMware, Inc. 2.300%, 08/21/20	2,000	1,988,660

		4,505,535

Telecommunications — 1.9%
Crown Castle Towers LLC 6.113%, 01/15/40 144A @	1,867	1,968,084
Sprint Communications, Inc. 9.000%, 11/15/18 144A @	556	585,246
Sprint Spectrum Co. LLC 3.360%, 03/20/23 144A @	1,875	1,886,719

		4,440,049

Trucking and Leasing — 0.7%
Aviation Capital Group Corp. 2.875%, 09/17/18 144A @	1,500	1,505,033

TOTAL CORPORATE BONDS (Cost $96,899,311)		96,830,159

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Limited Maturity Bond Fund

	Par (000)	Value†
MUNICIPAL BOND — 1.0%
State of California, Los Angeles Department of Water & Power Power System Revenue 6.166%, 07/01/40 (Cost $2,186,567)	$2,000	$2,188,580

RESIDENTIAL MORTGAGE BACKED SECURITIES — 0.0%
Fannie Mae Pool — 0.0%
Fannie Mae Pool 4.000%, 06/01/20 (Cost $48,280)	48	49,456

U.S TREASURY OBLIGATION — 10.1%
U.S. Treasury Inflation Indexed Bonds 0.125%, 04/15/20	2,633	2,627,850
0.125%, 04/15/21	2,602	2,591,128
0.375%, 07/15/27	4,790	4,764,208
U.S. Treasury Note 0.875%, 07/15/18	1,050	1,046,227
0.750%, 07/31/18	800	796,062
1.250%, 12/15/18	3,000	2,984,297
1.375%, 12/31/18	1,250	1,244,482
1.250%, 01/31/19	2,500	2,484,375
0.875%, 04/15/19	1,500	1,481,426
1.625%, 12/31/19	3,200	3,183,274

TOTAL U.S TREASURY OBLIGATION (Cost $23,357,859)		23,203,329

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $895,539)	895,539	895,539

TOTAL INVESTMENTS — 89.2% (Cost $205,330,125)		$204,542,674

Other Assets & Liabilities — 10.8%		24,641,523

TOTAL NET ASSETS — 100.0%		$229,184,197

†	See Security Valuation Note.
144A @	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

CLO — Collateralized Loan Obligation.

LLC — Limited Liability Company.

LP — Limited Partnership.

Country Weightings as of 12/31/2017††
United States	83%
Cayman Islands	12
Canada	2
Cote D’Ivoire (Ivory Coast)	1
Ireland	1
Netherlands	1

Total	100%

††%	of total investments as of December 31, 2017

Summary of inputs used to value the Fund’s investments as of 12/31/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S TREASURY OBLIGATION	$23,203,329	$—	$23,203,329	$—
ASSET BACKED SECURITIES	53,584,349	—	53,584,349	—
COMMERCIAL MORTGAGE BACKED SECURITIES	27,791,262	—	27,791,262	—
CORPORATE BONDS	96,830,159	—	96,830,159	—
MUNICIPAL BONDS	2,188,580	—	2,188,580	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	49,456	—	49,456	—
SHORT-TERM INVESTMENTS	895,539	895,539	—	—

TOTAL INVESTMENTS	$204,542,674	$895,539	$203,647,135	—

OTHER FINANCIAL INSTRUMENTS(1)
Futures Contracts	$12,844	$12,844	$—	$—

TOTAL ASSETS — OTHER FINANCIAL INSTRUMENTS	$12,844	$12,844	$—	$—

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Limited Maturity Bond Fund

LIABILITIES TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
OTHER FINANCIAL INSTRUMENTS(1)
Futures Contracts	$(135,624)	$(135,624)	$—	$—

TOTAL LIABILITIES — OTHER FINANCIAL INSTRUMENTS	$(135,624)	$(135,624)	$—	$—

(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Future Contracts:

Type	Futures Contract	Expiration Date	Number of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Sell/Short	US Treasury Note	3/31/2018	(20)	1,000	116	(2,323,200)	$12,844	$—
Buy/Long	US Treasury Note	3/31/2018	280	2,000	107	59,920,000	—	(135,624)

							$12,844	$(135,624)

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Quality Bond Fund

	Par (000)	Value†
AGENCY OBLIGATIONS — 1.6%
Federal Home Loan Bank Bonds — 1.6%
Federal Home Loan Banks 2.750%, 07/11/31 (Cost $7,572,420)	$8,000	$7,664,176

ASSET BACKED SECURITIES — 10.8%
Brentwood CLO Corp. 2006-1A (3 M ICE LIBOR + 0.820%) 2.197%, 02/01/22 144A @,•	3,833	3,820,137
Chrysler Capital Auto Receivables Trust 2014-BA 2.700%, 05/15/20 144A @	3,000	3,010,703
Cole Park CLO Ltd. 2015-1A 3.130%, 10/20/28 144A @	2,993	2,971,361
Ford Credit Auto Owner Trust 2013-D 1.540%, 03/15/19	3,159	3,158,750
KeyCorp Student Loan Trust 2006-A (3 M ICE LIBOR + 0.310%) 1.985%, 09/27/35•	1,764	1,761,654
Navient Private Education Loan Trust 2015-A (1 M ICE LIBOR + 1.700%) 3.177%, 11/15/30 144A @,•	3,000	3,095,643
Oak Hill Credit Partners XII Ltd. 2015 5.080%, 01/23/27 144A @	2,000	2,013,130
Rockwall CDO II Ltd. 2007-1A (3 M ICE LIBOR + 0.700%) 2.077%, 08/01/24 144A @,•	4,000	3,990,356
SLM Student Loan Trust• (3 M ICE LIBOR + 0.270%) 1.637%, 10/26/26 2005-10	5,000	4,824,928
(1 M ICE LIBOR + 1.000%) 2.552%, 04/27/43 2012-6	7,205	6,595,237
SMB Private Education Loan Trust 2015-C (1 M ICE LIBOR + 1.950%) 3.427%, 08/16/32 144A @,•	5,000	5,236,000
Sound Point CLO VI Ltd. 2014-2A (3 M ICE LIBOR + 1.140%) 2.503%, 10/20/26 144A @,•	5,000	5,012,575
Stratford CLO Ltd. 2007 (3 M ICE LIBOR + 2.000%) 3.377%, 11/01/21 144A @,•	3,500	3,504,196
Westchester CLO Ltd. 2007-1A B (3 M ICE LIBOR + 0.440%) 1.817%, 08/01/22 144A @,•	3,203	3,202,323

TOTAL ASSET BACKED SECURITIES (Cost $51,904,475)		52,196,993

COMMERCIAL MORTGAGE BACKED SECURITIES — 18.8%
CFCRE Commercial Mortgage Trust 2011-C1 4.961%, 04/15/44 144A @,•	946	993,632
FHLMC Multifamily Structured Pass-Through Certificates 1.676%, 03/25/22 Series K019 Class X1•	51,409	2,985,392

	Par (000)	Value†

3.062%, 12/25/24 Series K043 Class A2	$5,636	$5,777,425
2.811%, 01/25/25 Series K044 Class A2	5,000	5,043,818
3.010%, 07/25/25 Series K049 Class A2	5,405	5,503,962
2.525%, 05/25/26 Series K056 Class A2	5,000	4,899,800
2.653%, 08/25/26 Series K058 Class A2	5,000	4,941,260
3.347%, 11/25/26 Series K061 Class A2•	4,750	4,939,004
Freddie Mac REMICS 3.500%, 09/15/43	5,899	5,975,243
FREMF Mortgage Trust Series 2010-K6 Class B 5.367%, 12/25/46 144A @,•	7,795	8,178,088
FREMF Mortgage Trust Series 2012-K19 Class C 4.033%, 05/25/45 144A @,•	4,500	4,542,471
FREMF Mortgage Trust Series 2012-K20 Class C 3.870%, 05/25/45 144A @,•	6,000	6,002,368
FREMF Mortgage Trust Series 2012-K23 Class C 3.656%, 10/25/45 144A @,•	5,000	4,956,356
FREMF Mortgage Trust Series 2012-K707 Class B 3.883%, 01/25/47 144A @,•	8,272	8,358,846
FREMF Mortgage Trust Series 2012-K710 Class B 3.812%, 06/25/47 144A @•	5,175	5,209,010
FREMF Mortgage Trust Series 2012-K711 Class C 3.562%, 08/25/45 144A @,•	6,000	6,013,673
FREMF Mortgage Trust Series 2014-K503 Class B 3.002%, 10/25/47 144A @,•	5,000	5,014,753
Government National Mortgage Association Series 2011-77 Class D 4.666%, 10/16/45•	2,000	2,078,698

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $91,977,378)		91,413,799

CORPORATE BONDS — 47.6%
Aerospace & Defense — 0.6%
Lockheed Martin Corp. 3.100%, 01/15/23	3,000	3,048,254

Airlines — 5.0%
Air Canada 2013-1 Class B Pass Through Trust 5.375%, 11/15/22 144A @	4,004	4,191,900
Continental Airlines 2012-1 Class B Pass Through Trust 6.250%, 10/11/21	709	743,449
Continental Airlines 2012-3 Class C Pass Through Trust 6.125%, 04/29/18	3,500	3,536,750

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Airlines — (continued)
Delta Air Lines 2007-1 Class A Pass Through Trust 6.821%, 02/10/24	$3,530	$4,015,817
Delta Air Lines 2015-1 Class B Pass Through Trust 4.250%, 01/30/25	2,621	2,704,210
Northwest Airlines 2007-1 Class A Pass Through Trust 7.027%, 05/01/21	3,556	3,826,973
United Airlines 2014-1 Class B Pass Through Trust 4.750%, 10/11/23	2,241	2,317,419
United Airlines 2016-1 Class AA Pass Through Trust 3.100%, 01/07/30	3,000	2,992,500

		24,329,018

Banks — 6.5%
BAC Capital Trust XIII (3 M ICE LIBOR + 0.400%) 4.000%, 06/15/49•	2,896	2,595,801
Bank of America Corp. 5.650%, 05/01/18	1,000	1,011,933
JPMorgan Chase & Co. 3.875%, 09/10/24	3,600	3,755,242
KeyCorp. Capital I (3 M ICE LIBOR + 0.740%) 2.435%, 07/01/28•	2,640	2,468,400
NTC Capital I (3 M ICE LIBOR + 0.520%) 1.879%, 01/15/27•	5,595	5,231,325
PNC Capital Trust C• (3 M ICE LIBOR + 0.570%) 2.051%, 06/01/28	2,000	1,870,000
(3 M ICE LIBOR + 1.020%) 3.500%, 10/15/66	3,000	2,715,000
State Street Corp. 4.956%, 03/15/18	5,915	5,948,837
(3 M ICE LIBOR + 0.560%) 1.976%, 05/15/28•	2,000	1,850,000
Wells Fargo & Co. 3.000%, 02/19/25	4,000	3,966,594

		31,413,132

Biotechnology — 1.0%
Amgen, Inc. 2.700%, 05/01/22	3,000	2,996,811
2.650%, 05/11/22	2,000	1,994,619

		4,991,430

Building Materials — 1.4%
Martin Marietta Materials, Inc. 4.250%, 07/02/24	3,000	3,155,606
Vulcan Materials Co. 4.500%, 04/01/25	3,565	3,798,882

		6,954,488

	Par (000)	Value†

Chemicals — 1.6%
Methanex Corp. 3.250%, 12/15/19	$3,159	$3,173,096
Sherwin-Williams Co. 4.500%, 06/01/47	4,000	4,373,377

		7,546,473

Commercial Services — 0.6%
Drawbridge Special Opportunities Fund LP 5.000%, 08/01/21 144A @	2,000	2,063,999
ERAC USA Finance LLC 2.350%, 10/15/19 144A @	1,000	997,146

		3,061,145

Computers — 0.7%
Diamond 1 Finance Corp. 5.450%, 06/15/23 144A @	3,000	3,241,917

Diversified Financial Services — 1.7%
Air Lease Corp. 3.750%, 02/01/22	2,000	2,066,461
Carlisle Cos, Inc. 3.750%, 12/01/27	3,000	3,031,162
General Electric Capital Corp. 7.500%, 08/21/35	2,263	3,237,119

		8,334,742

Electric — 0.9%
FirstEnergy Corp. 3.900%, 07/15/27	4,000	4,098,583

Engineering & Construction — 0.6%
SBA Tower Trust 3.156%, 10/10/45 144A @	3,000	3,022,500

Food — 2.7%
JM Smucker Co. 3.375%, 12/15/27	2,000	2,002,659
Kellogg Co. 2.650%, 12/01/23	3,000	2,980,209
Land O’ Lakes, Inc. 6.000%, 11/15/22 144A @	3,500	3,902,500
Smithfield Foods, Inc. 3.350%, 02/01/22 144A @	3,000	3,006,084
WM Wrigley Jr. Co. 2.400%, 10/21/18 144A @	1,000	1,002,840

		12,894,292

Forest Products & Paper — 0.5%
Georgia-Pacific LLC 3.163%, 11/15/21 144A @	2,500	2,544,588

Healthcare Products — 1.1%
Becton Dickinson and Co. 3.700%, 06/06/27	3,000	3,023,130
Edwards Lifesciences Corp. 2.875%, 10/15/18	1,000	1,006,746
Zimmer Biomet Holdings, Inc. 4.625%, 11/30/19	1,000	1,038,330

		5,068,206

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Healthcare Services — 0.6%
HCA, Inc. 3.750%, 03/15/19	$3,000	$3,026,250

Housewares — 1.8%
Lennar Corp. 2.950%, 11/29/20 144A @	1,000	992,500
Newell Brands, Inc. 5.000%, 11/15/23	3,517	3,711,912
Newell Rubbermaid, Inc. 4.200%, 04/01/26	2,000	2,088,816
Toll Brothers Finance Corp. 4.875%, 03/15/27	2,000	2,075,000

		8,868,228

Insurance — 1.2%
New York Life Insurance Co. 5.875%, 05/15/33 144A @	4,425	5,691,078

Internet — 0.8%
Alibaba Group Holding Ltd. 3.400%, 12/06/27	1,000	999,748
Tencent Holdings Ltd. 2.875%, 02/11/20 144A @	3,000	3,017,099

		4,016,847

Investment Companies — 0.2%
Ares Capital Corp. 4.875%, 11/30/18	1,000	1,022,831

Lodging — 0.8%
Marriott International, Inc. 4.500%, 10/01/34	3,500	3,718,689

Media — 1.6%
Charter Communications Operating LLC 4.464%, 07/23/22	3,000	3,130,047
Comcast Cable Holdings LLC 9.875%, 06/15/22	1,000	1,266,142
Historic TW, Inc. 6.875%, 06/15/18	3,000	3,063,068

		7,459,257

Mining — 0.2%
Goldcorp, Inc. 3.625%, 06/09/21	1,000	1,021,971

Oil & Gas — 0.7%
BG Energy Capital PLC 4.000%, 10/15/21 144A @	1,000	1,048,527
BP Capital Markets PLC 2.500%, 11/06/22	2,500	2,487,103

		3,535,630

Pharmaceuticals — 2.4%
AbbVie, Inc. 2.300%, 05/14/21	3,000	2,978,080
GlaxoSmithKline Capital, Inc. 5.375%, 04/15/34	1,000	1,228,966

	Par (000)	Value†

Pharmaceuticals — (continued)
Mead Johnson Nutrition Co. 4.125%, 11/15/25	$2,000	$2,121,218
Mylan NV 3.000%, 12/15/18	2,000	2,010,695
Zoetis, Inc. 4.500%, 11/13/25	3,000	3,269,668

		11,608,627

Pipelines — 4.3%
Energy Transfer Equity LP 7.500%, 10/15/20	3,000	3,300,000
Enterprise Products Operating LLC (3 M ICE LIBOR + 2.680%) 7.034%, 01/15/68•	3,175	3,175,000
Midcontinent Express Pipeline LLC 6.700%, 09/15/19 144A @	4,000	4,178,000
NuStar Logistics LP 8.400%, 04/15/18	3,000	3,048,750
Regency Energy Partners LP 5.875%, 03/01/22	2,000	2,186,512
Rockies Express Pipeline LLC 6.000%, 01/15/19 144A @	2,500	2,568,750
Tallgrass Energy Partners LP 5.500%, 09/15/24 144A @	2,500	2,565,625

		21,022,637

Real Estate Investment Trusts — 1.1%
American Tower Corp. 4.700%, 03/15/22	2,500	2,676,189
Kimco Realty Corp. 2.800%, 10/01/26	3,000	2,831,804

		5,507,993

Retail — 0.6%
Alimentation Couche-Tard, Inc. 3.550%, 07/26/27 144A @	3,000	2,997,222

Semiconductors — 0.6%
NXP BV/NXP Funding LLC 5.750%, 03/15/23 144A @	2,824	2,915,780

Software — 1.8%
Activision Blizzard, Inc. 6.125%, 09/15/23 144A @	2,000	2,120,261
CDK Global, Inc. 3.800%, 10/15/19	3,500	3,570,000
VMware, Inc. 2.950%, 08/21/22	3,000	2,991,617

		8,681,878

Telecommunications — 2.7%
AT&T, Inc. 4.900%, 08/14/37	2,000	2,025,189
Crown Castle Towers LLC 3.663%, 05/15/45 144A @	4,000	4,068,360
Nokia OYJ 4.375%, 06/12/27	1,325	1,309,763
6.625%, 05/15/39	1,482	1,637,610

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Telecommunications — (continued)
Sprint Communications, Inc. 9.000%, 11/15/18 144A @	$1,298	$1,366,275
Sprint Spectrum Co. LLC 3.360%, 03/20/23 144A @	2,813	2,830,078

		13,237,275

Transportation — 0.8%
BNSF Railway Co. 2015-1 Pass Through Trust 3.442%, 06/16/28 144A @	2,718	2,772,328
Federal Express Corp 1999 Pass Through Trust 7.650%, 07/15/24	966	1,077,624

		3,849,952

Trucking and Leasing — 0.5%
Aviation Capital Group Corp. 2.875%, 09/17/18 144A @	2,500	2,508,389

TOTAL CORPORATE BONDS (Cost $227,295,302)		231,239,302

MUNICIPAL BONDS — 3.2%
Florida Governmental Utility Authority, Lindrick Utility System, Build America Bonds 7.630%, 10/01/30	2,250	2,513,273
Northeast Ohio Regional Sewer District 6.038%, 11/15/40	3,755	4,136,245
Pennsylvania Economic Development Financing Authority, UPMC Revenue Bonds 4.000%, 11/15/42	3,390	3,568,483
State of California, Los Angeles Department of Water & Power Power System Revenue 6.166%, 07/01/40	5,000	5,471,450

Total MUNICIPAL BONDS (Cost $15,609,234)		15,689,451

RESIDENTIAL MORTGAGE BACKED SECURITIES — 7.8%
Fannie Mae Pool — 7.3%
2.500%, 01/01/43	2,569	2,491,158
2.500%, 02/01/43	7,412	7,187,351
2.500%, 05/01/43	10,025	9,707,356
3.500%, 09/01/43	1,273	1,310,979
3.000%, 01/01/48	15,000	15,000,000

		35,696,844

Freddie Mac Gold Pool — 0.4%
3.500%, 01/01/41	1,681	1,734,295

Ginnie Mae Pool — 0.1%
6.000%, 10/15/38	245	273,710

	Par (000)	Value†

Ginnie Mae Pool — (continued)
6.000%, 10/15/38	$139	$155,457

		429,167

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $37,504,731)		37,860,306

	Number of Shares	Value†
PREFERRED STOCKS — 0.5%
Financial Services — 0.5%
Morgan Stanley (Cost $2,445,300)	90,000	2,439,000

	Par (000)	Value†
U.S TREASURY OBLIGATION — 12.0%
U.S. Treasury Bond 2.250%, 11/15/24	3,000	2,984,531
2.125%, 05/15/25	2,500	2,461,816
1.625%, 05/15/26	1,500	1,412,813
4.375%, 02/15/38	3,000	3,834,961
2.875%, 05/15/43	5,000	5,141,211
3.625%, 08/15/43	2,000	2,334,219
3.750%, 11/15/43	2,050	2,442,623
U.S. Treasury Inflation Indexed Bonds
0.625%, 01/15/24	4,757	4,840,424
0.250%, 01/15/25	7,602	7,534,998
0.375%, 07/15/25	7,281	7,292,107
1.000%, 02/15/46	4,164	4,448,336
U.S. Treasury Note 2.000%, 07/31/22	650	645,049
1.625%, 08/15/22	3,000	2,929,922
1.750%, 05/15/23	2,550	2,487,147
2.500%, 08/15/23	2,000	2,027,109
2.000%, 02/15/25	3,500	3,421,387
2.375%, 05/15/27	2,000	1,994,297

Total U.S TREASURY OBLIGATION (Cost $58,182,417)		58,232,950

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 2.8%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $13,699,589)	13,699,589	13,699,589

TOTAL INVESTMENTS — 105.1% (Cost $506,190,846)		$510,435,566

Other Assets & Liabilities — (5.1)%		(24,837,370)

TOTAL NET ASSETS — 100.0%		$485,598,196

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Quality Bond Fund

†	See Security Valuation Note.
144A @	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

CLO — Collateralized Loan Obligation.

LLC — Limited Liability Company.

LP — Limited Partnership.

PLC — Public Limited Company.

REMICS — Real Estate Mortgage Investment Conduits.

Country Weightings as of 12/31/2017††
United States	90%
Cayman Islands	4
Canada	2
Cote D’Ivoire (Ivory Coast)	1
Finland	1
Netherlands	1
United Kingdom	1

Total	100%

††%	of total investments as of December 31, 2017

Summary of inputs used to value the Fund’s investments as of 12/31/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S TREASURY OBLIGATION	$58,232,950	$—	$58,232,950	$—
AGENCY OBLIGATIONS	7,664,176	—	7,664,176	—
ASSET BACKED SECURITIES	52,196,993	—	52,196,993	—
COMMERCIAL MORTGAGE BACKED SECURITIES	91,413,799	—	91,413,799	—

ASSETS TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
CORPORATE BONDS	$231,239,302	$—	$231,239,302	$—
RESIDENTIAL MORTGAGE BACKED SECURITIES	37,860,306	—	37,860,306	—
MUNICIPAL BONDS	15,689,451	—	15,689,451	—
PREFERRED STOCK	2,439,000	2,439,000	—	—
SHORT-TERM INVESTMENTS	13,699,589	13,699,589	—	—

TOTAL INVESTMENTS	$510,435,566	$16,138,589	$494,296,977	—

OTHER FINANCIAL INSTRUMENTS(1)
Futures Contracts	$187,500	$187,500	$—	$—

TOTAL ASSETS — OTHER FINANCIAL INSTRUMENTS	$187,500	$187,500	$—	$—

LIABILITIES TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
OTHER FINANCIAL INSTRUMENTS(1)
Futures Contracts	$(5,000)	$(5,000)	$—	$—

TOTAL LIABILITIES — OTHER FINANCIAL INSTRUMENTS	$(5,000)	$(5,000)	$—	$—

(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Quality Bond Fund

Future Contracts:

Type	Futures Contract	Expiration Date	Number of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Sell/Short	US Treasury Note	3/31/2018	(105)	1,000	124	(13,020,000)	$87,773	$—
Buy/Long	US Treasury Bond	3/31/2018	20	1,000	153	3,060,000	—	(5,000)
Buy/Long	US Treasury Ultra Bond	3/31/2018	115	1,000	168	19,320,000	99,727	—

							$187,500	$(5,000)

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

High Yield Bond Fund

	Par (000)	Value†
ASSET BACKED SECURITIES — 0.1%
VB-S1 Issuer LLC, 2016-IA F 6.901%, 06/15/46 144A @ (Cost $95,000)	$95	$97,467

	Number of Shares	Value†
COMMON STOCKS — 1.2%
Entertainment — 0.0%
New Cotai Participation, Class B*144A @(1),^,~	1	4,965

Lodging — 0.2%
Caesars Entertainment Corp.*	24,779	313,454

Media — 0.3%
Liberty Broadband Corp., Class A*	2,150	182,857
Liberty Broadband Corp., Class C*	2,925	249,093
Liberty Global PLC LiLAC, Class C*	286	5,689

		437,639

Mining — 0.1%
Constellium NV, Class A*	13,425	149,689

Oil & Gas — 0.2%
Frontera Energy Corp.*	9,079	286,021
Frontera Energy Corp.*~	4,300	135,466

		421,487

Real Estate — 0.1%
The Howard Hughes Corp.*	1,675	219,877

Telecommunications — 0.3%
T-Mobile US, Inc.*	8,475	538,247

TOTAL COMMON STOCKS (Cost $1,632,617)		2,085,358

	Par (000)	Value†
PREFERRED STOCKS — 1.4%
Electric — 0.2%
NextEra Energy, Inc.	$6,100	342,820

Healthcare Products — 0.2%
Becton Dickinson and Co., CONV	5,900	341,610

Oil & Gas — 1.0%
Hess Corp.	5,875	340,045
Targa Resources Corp.(1)^,~	1,175	1,318,937

		1,658,982

Packaging and Containers — 0.0%
Smurfit-Stone Container Corp. (Escrow) CONV.*(1),^,~	725	0

TOTAL PREFERRED STOCKS (Cost $2,252,663)		2,343,412

	Par (000)	Value†
CORPORATE BONDS — 81.6%
Advertising — 0.5%
MDC Partners, Inc. 6.500%, 05/01/24 144A @	$491	$493,455
Outfront Media Capital LLC 5.625%, 02/15/24	400	423,000

		916,455

Aerospace & Defense — 0.7%
StandardAero Aviation Holdings, Inc. 10.000%, 07/15/23 144A @	930	1,018,350
Triumph Group, Inc. 7.750%, 08/15/25 144A @	240	254,700

		1,273,050

Airlines — 0.1%
American Airlines 2013-1 Class B Pass Through Trust 5.625%, 07/15/22 144A @	59	61,158
United Airlines 2014-2 Class B Pass Through Trust 4.625%, 03/03/24	57	58,404

		119,562

Auto Manufacturers — 0.8%
Aston Martin Capital Holdings Ltd. 6.500%, 04/15/22 144A @	200	210,000
Tesla, Inc. 5.300%, 08/15/25 144A @	1,215	1,160,325

		1,370,325

Auto Parts & Equipment — 1.0%
Allison Transmission, Inc. 5.000%, 10/01/24 144A @	175	180,469
American Axle & Manufacturing, Inc. 6.250%, 04/01/25 144A @	865	910,412
Nexteer Automotive Group Ltd. 5.875%, 11/15/21 144A @	200	208,500
TI Group Automotive Systems LLC 8.750%, 07/15/23 144A @	176	188,760
Titan International, Inc. 6.500%, 11/30/23 144A @	260	264,550

		1,752,691

Banks — 5.3%
Ally Financial, Inc.
5.125%, 09/30/24	75	81,094
5.750%, 11/20/25	795	866,550
Banco Bilbao Vizcaya Argentaria S.A. (Euro 5 Yr Swap + 6.160%) 7.000%, 12/29/49•	400	504,338
Banco Do Brasil (cayman) 9.000%, 12/18/65	250	268,438
Credit Agricole S.A. (USD Swap Semi 30/360 5 Yr + 4.900%) 7.875%, 12/29/49•144A @	700	791,875
Credit Suisse Group AG•
(USD Swap Semi 30/360 5 Yr + 4.600%) 7.500%, 12/29/49 144A @	385	439,824

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Banks — (continued)
(USD Swap Semi 30/360 5 Yr + 5.110%) 7.125%, 07/29/66	$340	$372,130
DNB Bank ASA (USD Swap Semi 30/360 5 Yr + 5.080%) 6.500%, 03/26/66•	405	435,375
Freedom Mortgage Corp. 8.125%, 11/15/24 144A @	335	341,281
Halyk Savings Bank of Kazakhstan JSC 7.250%, 01/28/21 144A @	400	439,538
ING Groep NV (USD Swap Semi 30/360 5 Yr + 5.120%) 6.875%, 04/16/66•	415	453,387
Intesa Sanpaolo SpA (USD Swap Semi 30/360 5 Yr + 5.460%) 7.700%, 12/29/49•144A @	800	866,000
Royal Bank of Scotland Group PLC (USD Swap Semi 30/360 5 Yr + 5.800%) 7.500%, 09/30/66•	415	438,862
Societe Generale SA (USD Swap Semi 30/360 5 Yr + 6.240%) 7.375%, 12/29/49•144A @	425	460,615
Standard Chartered PLC (USD Swap Semi 30/360 5 Yr + 6.300%) 7.500%, 12/29/49•144A @	970	1,047,600
UBS Group AG (USD Swap Semi 30/360 5 Yr + 5.880%) 7.125%, 08/10/66•	400	435,120
UniCredit SpA (USD Swap Semi 30/360 5 Yr + 5.180%) 8.000%, 04/03/49•	780	853,629

		9,095,656

Building Materials — 0.7%
James Hardie International Finance DAC 4.750%, 01/15/25 144A @	200	201,500
Jeld-Wen, Inc. 4.625%, 12/15/25 144A @	155	156,163
Masonite International Corp. 5.625%, 03/15/23 144A @	175	182,927
NCI Building Systems, Inc. 8.250%, 01/15/23 144A @	225	238,500
Norbord, Inc. 6.250%, 04/15/23 144A @	225	245,531
Summit Materials LLC/Summit Materials Finance Corp. 5.125%, 06/01/25 144A @	150	153,000

		1,177,621

Chemicals — 2.1%
CF Industries, Inc. 5.375%, 03/15/44	385	380,187
CVR Partners LP 9.250%, 06/15/23 144A @	725	780,281
H&E Equipment Services, Inc. 5.625%, 09/01/25 144A @	340	355,300
INEOS Group Holdings S.A. 5.625%, 08/01/24 144A @	375	390,937

	Par (000)	Value†

Chemicals — (continued)
Kissner Holdings LP 8.375%, 12/01/22 144A @	$490	$494,900
Platform Specialty Products Corp. 6.500%, 02/01/22 144A @	225	232,594
5.875%, 12/01/25 144A @	195	193,537
PQ Corp. 6.750%, 11/15/22 144A @	175	186,813
5.750%, 12/15/25 144A @	115	117,013
Rayonier AM Products, Inc. 5.500%, 06/01/24 144A @	20	19,925
Univar USA, Inc. 6.750%, 07/15/23 144A @	355	370,975

		3,522,462

Coal — 0.1%
Alliance Resource Operating Partners LP 7.500%, 05/01/25 144A @	225	239,063

Commercial Services — 3.7%
Alliance Data Systems Corp. 5.875%, 11/01/21 144A @	315	322,875
Ashtead Capital, Inc. 4.125%, 08/15/25 144A @	200	202,000
4.375%, 08/15/27 144A @	200	203,000
Booz Allen Hamilton, Inc. 5.125%, 05/01/25 144A @	230	230,575
Brand Industrial Services, Inc. 8.500%, 07/15/25 144A @	285	299,250
Brink’s Co. 4.625%, 10/15/27 144A @	435	426,300
CDK Global, Inc. 4.875%, 06/01/27 144A @	675	683,437
Gartner, Inc. 5.125%, 04/01/25 144A @	110	114,950
Harland Clarke Holdings Corp. 6.875%, 03/01/20 144A @	125	127,500
9.250%, 03/01/21 144A @	215	218,225
8.375%, 08/15/22 144A @	485	503,648
Laureate Education, Inc. 8.250%, 05/01/25 144A @	520	551,200
Live Nation Entertainment, Inc. 4.875%, 11/01/24 144A @	10	10,250
Prime Security Services Borrower LLC 9.250%, 05/15/23 144A @	538	597,180
Team Health Holdings, Inc. 6.375%, 02/01/25 144A @	340	303,450
TMS International Corp. 7.250%, 08/15/25 144A @	365	381,425
United Rentals North America, Inc. 5.500%, 05/15/27	225	236,813
4.875%, 01/15/28	600	603,000
West Corp. 8.500%, 10/15/25 144A @	355	350,563

		6,365,641

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Computers — 0.9%
Dell International LLC 5.875%, 06/15/21 144A @	$175	$181,563
Riverbed Technology, Inc. 8.875%, 03/01/23 144A @	255	240,656
Western Digital Corp. 10.500%, 04/01/24	980	1,135,575

		1,557,794

Cosmetics & Personal Care — 0.2%
Avon International Operations, Inc. 7.875%, 08/15/22 144A @	275	279,813

Diversified Financial Services — 2.8%
Barclays PLC (GBP 5 Yr Swap + 6.100%) 7.875%, 12/29/49•	360	539,597
BNP Paribas SA (USD Swap Semi 30/360 5 Yr + 5.150%) 7.375%, 02/19/66•	415	479,325
Consolidated Energy Finance S.A. 6.750%, 10/15/19 144A @	296	301,180
6.875%, 06/15/25 144A @	225	238,500
Fly Leasing Ltd. 5.250%, 10/15/24	335	335,000
Ladder Capital Finance Holdings LLLP. 5.875%, 08/01/21 144A @	175	180,250
LPL Holdings, Inc. 5.750%, 09/15/25 144A @	825	839,437
Navient Corp. 8.000%, 03/25/20	250	270,312
6.500%, 06/15/22	195	204,653
7.250%, 09/25/23	220	234,300
6.125%, 03/25/24	110	111,375
NFP Corp. 6.875%, 07/15/25 144A @	440	443,300
Quicken Loans, Inc. 5.750%, 05/01/25 144A @	80	82,801
Vantiv LLC / Vanity Issuer Corp. 3.875%, 11/15/25 144A @	225	306,213
4.375%, 11/15/25 144A @	200	202,536

		4,768,779

Electric — 2.2%
AES Corp. 5.500%, 03/15/24	325	338,000
6.000%, 05/15/26	225	243,000
5.125%, 09/01/27	275	288,750
DPL, Inc. 7.250%, 10/15/21	450	499,500
NRG Energy, Inc. 7.250%, 05/15/26	1,120	1,219,389
6.625%, 01/15/27	690	729,675
5.750%, 01/15/28 144A @	520	525,200

		3,843,514

Energy-Alternate Sources — 0.1%
TerraForm Power Operating LLC 4.250%, 01/31/23 144A @	95	94,288

	Par (000)	Value†

Energy-Alternate Sources — (continued)
5.000%, 01/31/28 144A @	$150	$148,500

		242,788

Engineering & Construction — 0.3%
Weekley Homes LLC 6.625%, 08/15/25 144A @	515	512,425

Entertainment — 3.3%
AMC Entertainment, Inc. 5.750%, 06/15/25	820	810,775
Codere Finance 2 Luxembourg S.A. 7.625%, 11/01/21 144A @	430	436,536
Eldorado Resorts, Inc. 7.000%, 08/01/23	525	561,094
6.000%, 04/01/25	135	141,075
EMI Music Publishing Group North America Holdings, Inc. 7.625%, 06/15/24 144A @	125	137,500
International Game Technology PLC 6.500%, 02/15/25 144A @	615	687,262
Scientific Games International, Inc. 10.000%, 12/01/22	1,860	2,041,350
5.000%, 10/15/25 144A @	490	491,225
Six Flags Entertainment Corp. 5.500%, 04/15/27 144A @	335	346,725

		5,653,542

Environmental Control — 0.2%
Advanced Disposal Services, Inc. 5.625%, 11/15/24 144A @	175	178,938
Wrangler Buyer Corp. 6.000%, 10/01/25 144A @	127	130,810

		309,748

Food — 2.1%
Albertsons Cos LLC 6.625%, 06/15/24	400	379,000
5.750%, 03/15/25	275	248,050
Chobani LLC 7.500%, 04/15/25 144A @	715	757,900
FAGE International SA/FAGE USA Dairy Industry, Inc. 5.625%, 08/15/26 144A @	750	723,750
Iceland Bondco PLC 4.625%, 03/15/25	200	254,503
Lamb Weston Holdings, Inc. 4.625%, 11/01/24 144A @	225	231,750
Minerva Luxembourg S.A. 6.500%, 09/20/26 144A @	200	205,500
Post Holdings, Inc. 5.500%, 03/01/25 144A @	170	175,950
8.000%, 07/15/25 144A @^	175	196,875
5.750%, 03/01/27 144A @	170	172,975
5.625%, 01/15/28 144A @	250	251,325

		3,597,578

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Forest Products & Paper — 0.2%
Cascades, Inc. 5.500%, 07/15/22 144A @	$150	$154,125
Mercer International, Inc. 5.500%, 01/15/26 144A @	240	243,600

		397,725

Gas — 0.3%
NGL Energy Partners LP 7.500%, 11/01/23	480	495,600

Hand & Machine Tools — 0.3%
Apex Tool Group LLC 7.000%, 02/01/21 144A @	590	567,875

Healthcare Products — 0.5%
Hill-Rom Holdings, Inc. 5.750%, 09/01/23 144A @	150	156,937
Kinetic Concepts, Inc. 12.500%, 11/01/21 144A @	480	538,800
Ortho-Clinical Diagnostics, Inc. 6.625%, 05/15/22 144A @	250	251,250

		946,987

Healthcare Services — 3.6%
Centene Corp. 6.125%, 02/15/24	100	105,750
Community Health Systems, Inc. 6.250%, 03/31/23	655	589,500
DaVita, Inc. 5.125%, 07/15/24	450	454,500
5.000%, 05/01/25	450	449,865
Eagle Holding Co. II LLC PIK (Cash coupon 7.625%, PIK 8.375%) 7.625%, 05/15/22 144A @	120	121,200
HCA, Inc. 5.000%, 03/15/24	220	228,800
5.500%, 06/15/47	1,445	1,441,387
Mednax, Inc. 5.250%, 12/01/23 144A @	335	340,863
Molina Healthcare, Inc. 5.375%, 11/15/22	275	286,688
MPH Acquisition Holdings LLC 7.125%, 06/01/24 144A @	125	133,125
Polaris Intermediate Corp. PIK (Cash coupon 8.50%) 8.500%, 12/01/22 144A @	220	228,250
Surgery Center Holdings, Inc. 8.875%, 04/15/21 144A @	250	258,750
Tenet Healthcare Corp. 7.500%, 01/01/22 144A @	125	131,250
8.125%, 04/01/22	525	534,187
6.750%, 06/15/23	475	460,750
5.125%, 05/01/25 144A @	340	331,500

		6,096,365

	Par (000)	Value†

Home Builders — 0.7%
AV Homes, Inc. 6.625%, 05/15/22	$160	$168,200
Shea Homes LP 5.875%, 04/01/23 144A @	200	207,500
Taylor Morrison Communities, Inc. 5.875%, 04/15/23 144A @	250	264,062
William Lyon Homes, Inc. 7.000%, 08/15/22	375	386,250
5.875%, 01/31/25	160	163,400

		1,189,412

Household Products & Wares — 0.2%
American Greetings Corp. 7.875%, 02/15/25 144A @	160	172,800
Central Garden & Pet Co. 5.125%, 02/01/28	180	180,000

		352,800

Housewares — 0.3%
RSI Home Products, Inc. 6.500%, 03/15/23 144A @	450	471,375

Insurance — 1.4%
Acrisure LLC / Acrisure Finance Inc. 7.000%, 11/15/25 144A @	475	457,786
Alliant Holdings Intermediate LLC 8.250%, 08/01/23 144A @	775	813,750
AssuredPartners, Inc. 7.000%, 08/15/25 144A @	360	358,200
CNO Financial Group, Inc. 5.250%, 05/30/25	315	332,325
Hub Holdings LLC PIK (Cash coupon 8.125%, PIK 8.875%) 8.125%, 07/15/19 144A @	425	425,531

		2,387,592

Internet — 0.8%
Match Group, Inc. 5.000%, 12/15/27 144A @	90	91,350
Netflix, Inc. 4.875%, 04/15/28 144A @	365	357,700
VeriSign, Inc. 5.250%, 04/01/25	30	32,663
4.750%, 07/15/27	260	265,850
Zayo Group LLC 6.375%, 05/15/25	525	555,187
5.750%, 01/15/27 144A @	130	132,600

		1,435,350

Iron & Steel — 1.2%
AK Steel Corp. 6.375%, 10/15/25	345	341,550
ArcelorMittal 6.125%, 06/01/25	70	80,588
7.500%, 10/15/39	260	332,800
7.250%, 03/01/41	20	25,300
Big River Steel LLC 7.250%, 09/01/25 144A @	195	206,212

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Iron & Steel — (continued)
Joseph T Ryerson & Son, Inc. 11.000%, 05/15/22 144A @	$680	$760,750
United States Steel Corp. 6.875%, 08/15/25	345	360,111

		2,107,311

Leisure Time — 0.7%
Carlson Travel, Inc. 6.750%, 12/15/23 144A @	200	181,000
LTF Merger Sub, Inc. 8.500%, 06/15/23 144A @	400	423,500
Sabre GLBL, Inc. 5.375%, 04/15/23 144A @	125	128,750
Silversea Cruise Finance Ltd. 7.250%, 02/01/25 144A @	205	220,887
Vista Outdoor, Inc. 5.875%, 10/01/23	225	216,000

		1,170,137

Lodging — 0.9%
Boyd Gaming Corp. 6.375%, 04/01/26	270	290,925
Caesars Entertainment Corp. 5.000%, 10/01/24	92	177,163
CRC Escrow Issuer LLC 5.250%, 10/15/25 144A @	710	715,325
Seminole Hard Rock Entertainment, Inc. 5.875%, 05/15/21 144A @	300	304,500

		1,487,913

Machinery — Diversified — 0.1%
Welbilt, Inc. 9.500%, 02/15/24	100	113,875

Media — 7.2%
AMC Networks, Inc. 4.750%, 08/01/25	205	203,206
Block Communications, Inc. 6.875%, 02/15/25 144A @	85	89,038
CCO Holdings LLC 5.500%, 05/01/26 144A @	1,230	1,260,750
5.000%, 02/01/28 144A @	1,175	1,142,687
Cequel Communications Holdings I LLC 7.750%, 07/15/25 144A @	380	404,700
Clear Channel Worldwide Holdings, Inc. 7.625%, 03/15/20	345	338,100
6.500%, 11/15/22	505	512,575
CSC Holdings LLC 6.625%, 10/15/25 144A @	600	649,488
10.875%, 10/15/25 144A @	1,725	2,052,750
DISH DBS Corp. 5.875%, 07/15/22	160	160,800
7.750%, 07/01/26	675	709,594
iHeartCommunications, Inc. 9.000%, 12/15/19	225	167,062
9.000%, 09/15/22	355	254,712

	Par (000)	Value†

Media — (continued)
Sirius XM Radio, Inc. 5.000%, 08/01/27 144A @	$155	$155,388
Townsquare Media, Inc. 6.500%, 04/01/23 144A @	386	377,315
Unitymedia GmbH 6.125%, 01/15/25 144A @	225	237,375
Unitymedia Hessen GmbH & Co. KG 5.000%, 01/15/25 144A @	400	410,000
Univision Communications, Inc. 5.125%, 02/15/25 144A @	300	292,125
UPCB Finance IV Ltd. 5.375%, 01/15/25 144A @	600	604,140
Videotron Ltd. 5.125%, 04/15/27 144A @	235	245,575
VTR Finance BV 6.875%, 01/15/24 144A @	1,150	1,213,250
Ziggo Bond Finance BV 6.000%, 01/15/27 144A @	825	804,375

		12,285,005

Metal Fabricate/Hardware — 0.3%
Zekelman Industries, Inc. 9.875%, 06/15/23 144A @	525	590,625

Mining — 3.5%
Constellium NV 6.625%, 03/01/25 144A @	500	526,875
5.875%, 02/15/26 144A @	500	509,375
First Quantum Minerals Ltd. 7.250%, 04/01/23 144A @	400	431,000
FMG Resources August 2006 Pty Ltd. 4.750%, 05/15/22 144A @	220	222,750
5.125%, 05/15/24 144A @	315	318,937
Freeport-McMoRan, Inc. 5.400%, 11/14/34	650	661,375
5.450%, 03/15/43	635	634,206
Hudbay Minerals, Inc. 7.250%, 01/15/23 144A @	150	159,000
7.625%, 01/15/25 144A @	645	706,275
New Gold, Inc. 6.250%, 11/15/22 144A @	385	397,512
6.375%, 05/15/25 144A @	205	217,300
Northwest Acquisitions ULC / Dominion Finco, Inc. 7.125%, 11/01/22 144A @	215	221,988
Novelis Corp. 6.250%, 08/15/24 144A @	350	366,625
5.875%, 09/30/26 144A @	200	204,000
Park-Ohio Industries, Inc. 6.625%, 04/15/27	90	96,975
Teck Resources Ltd. 6.000%, 08/15/40	155	172,438
6.250%, 07/15/41	204	233,580

		6,080,211

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Miscellaneous Manufacturing — 0.1%
Koppers, Inc. 6.000%, 02/15/25 144A @	$85	$90,100

Office & Business Equipment — 0.1%
CDW LLC 5.000%, 09/01/25	125	129,375

Oil & Gas — 8.2%
Carrizo Oil & Gas, Inc. 8.250%, 07/15/25	210	230,738
Cenovus Energy, Inc. 6.750%, 11/15/39	50	59,874
Centennial Resource Production LLC 5.375%, 01/15/26 144A @	175	178,281
Chesapeake Energy Corp. 6.125%, 02/15/21	190	192,375
8.000%, 06/15/27 144A @	175	168,000
Continental Resources, Inc. 4.375%, 01/15/28 144A @	300	296,160
Covey Park Energy LLC/Covey Park Finance Corp. 7.500%, 05/15/25 144A @	250	260,550
CrownRock LP / CrownRock Finance, Inc. 5.625%, 10/15/25 144A @	350	351,750
Endeavor Energy Resources LP / EER Finance, Inc. 5.500%, 01/30/26 144A @	125	127,188
5.750%, 01/30/28 144A @	125	128,375
Ensco PLC 8.000%, 01/31/24	494	495,235
Felix Energy 7.810%, 08/09/22(2)~	337	333,300
Frontera Energy Corp.^ 10.000%, 11/02/21 PIK (Cash coupon 10.000%, PIK 14.000%)	15	17,063
10.000%, 11/02/21 PIK (Cash coupon 10.000%, PIK 14.000%) 144A @	505	574,437
10.000%, 11/02/21 PIK (Cash coupon 10.000%, PIK 14.000%)	172	195,650
Hess Corp. 7.875%, 10/01/29	210	261,811
Kosmos Energy Ltd. 7.875%, 08/01/21 144A @	495	506,137
7.875%, 08/01/21 144A @	600	613,500
Laredo Petroleum, Inc. 6.250%, 03/15/23	260	269,178
Matador Resources Co. 6.875%, 04/15/23	491	516,777
MEG Energy Corp. 7.000%, 03/31/24 144A @	380	320,625
6.500%, 01/15/25 144A @	250	246,875
Parsley Energy LLC / Parsley Finance Corp. 5.625%, 10/15/27 144A @	480	490,800
PDC Energy, Inc. 5.750%, 05/15/26 144A @	240	246,000

	Par (000)	Value†

Oil & Gas — (continued)
Petrobras Global Finance BV 6.125%, 01/17/22	$230	$244,088
8.750%, 05/23/26	485	579,575
6.875%, 01/20/40	200	202,000
6.750%, 01/27/41	300	299,958
Pride International, Inc. 6.875%, 08/15/20	162	169,088
QEP Resources, Inc. 6.875%, 03/01/21	425	459,000
5.375%, 10/01/22	295	301,637
Rowan Cos, Inc. 7.375%, 06/15/25	185	188,238
Sable Permian Resources LLC 7.125%, 11/01/20 144A @	295	238,950
Seven Generations Energy Ltd. 6.750%, 05/01/23 144A @	585	621,562
6.875%, 06/30/23 144A @	150	159,375
5.375%, 09/30/25 144A @	370	373,700
Southwestern Energy Co. 7.500%, 04/01/26	430	456,875
Tapstone Energy LLC/Tapstone Energy Finance Corp. 9.750%, 06/01/22 144A @	200	171,250
Transocean, Inc. 7.500%, 01/15/26 144A @	240	245,772
Vine Oil & Gas LP / Vine Oil & Gas Finance Corp. 8.750%, 04/15/23 144A @	345	334,650
WPX Energy, Inc. 8.250%, 08/01/23	470	533,450
YPF S.A 8.500%, 07/28/25	825	957,000
YPF S.A. 8.500%, 03/23/21 144A @	305	344,955

		13,961,802

Oil & Gas Services — 1.0%
Archrock Partners LP 6.000%, 04/01/21	160	160,000
6.000%, 10/01/22	328	328,000
CSI Compressco LP / CSI Compressco Finance, Inc. 7.250%, 08/15/22	380	358,150
Exterran Energy Solutions LP 8.125%, 05/01/25 144A @	570	612,750
Weatherford International Ltd. 7.750%, 06/15/21	315	321,103

		1,780,003

Packaging and Containers — 2.6%
ARD Finance SA PIK (Cash coupon 7.125%, PIK 7.875%) 7.125%, 09/15/23	825	862,125
Ardagh Packaging Finance PLC 7.250%, 05/15/24 144A @	725	789,344

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Packaging and Containers — (continued)
BWAY Holding Co. 5.500%, 04/15/24 144A @	$315	$327,600
7.250%, 04/15/25 144A @	330	340,725
Crown Cork & Seal Co., Inc. 7.375%, 12/15/26	100	116,500
Horizon Parent Holdings Sarl PIK (Cash coupon 8.25%) 8.250%, 02/15/22 144A @	295	376,792
Kleopatra Holdings 1 SCA PIK (Cash coupon 8.50%) 8.500%, 06/30/23	505	614,872
Pactiv LLC 7.950%, 12/15/25	175	198,187
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.750%, 10/15/20	218	221,320
7.000%, 07/15/24 144A @	275	294,250
SIG Combibloc Holdings S.C.A. 7.750%, 02/15/23 144A @	225	281,687

		4,423,402

Pharmaceuticals — 1.4%
Endo Finance LLC 7.250%, 01/15/22 144A @	265	229,225
6.000%, 02/01/25 144A @	325	251,875
Valeant Pharmaceuticals International, Inc. 7.500%, 07/15/21 144A @	435	442,612
6.500%, 03/15/22 144A @	245	257,250
7.000%, 03/15/24 144A @	570	609,900
5.500%, 11/01/25 144A @	255	259,463
9.000%, 12/15/25 144A @	325	338,715

		2,389,040

Pipelines — 3.1%
Andeavor Logistics LP 5.250%, 01/15/25	225	236,632
Boardwalk Pipelines LP 5.950%, 06/01/26	130	145,009
Cheniere Corpus Christi Holdings LLC 7.000%, 06/30/24	500	569,062
5.875%, 03/31/25	225	243,844
Crestwood Midstream Partners LP 6.250%, 04/01/23	500	519,600
DCP Midstream LP (3 M ICE LIBOR + 5.150%) 7.375%, 06/15/66•	340	337,280
DCP Midstream Operating, LP 9.750%, 03/15/19 144A @	125	135,156
8.125%, 08/16/30	75	87,750
(3 M ICE LIBOR + 3.850%) 5.850%, 05/21/43 144A @•	550	511,500
Energy Transfer Equity LP 5.500%, 06/01/27	280	285,600
NGPL PipeCo LLC 4.375%, 08/15/22 144A @	170	172,869

	Par (000)	Value†

Pipelines — (continued)
NuStar Logistics LP 4.800%, 09/01/20	$50	$50,750
5.625%, 04/28/27	305	310,337
Plains All American Pipeline LP (3 M ICE LIBOR + 4.110%) 6.125%, 11/15/66•	235	234,648
Rockies Express Pipeline LLC 6.000%, 01/15/19 144A @	100	102,750
Tallgrass Energy Partners LP 5.500%, 09/15/24 144A @	595	610,619
Targa Resources Partners LP 5.250%, 05/01/23	50	51,125
5.125%, 02/01/25	625	639,844

		5,244,375

Real Estate — 1.8%
Five Point Operating Co. LP / Five Point Capital Corp. 7.875%, 11/15/25 144A @	650	661,375
Greystar Real Estate Partners LLC 5.750%, 12/01/25 144A @	200	206,000
iStar, Inc. 4.625%, 09/15/20	85	86,275
MPT Operating Partnership LP 5.000%, 10/15/27	430	438,063
MPT Operating Partnership LP 6.375%, 03/01/24	250	264,375
The Howard Hughes Corp. 5.375%, 03/15/25 144A @	710	727,750
VEREIT Operating Partnership LP 4.875%, 06/01/26	330	349,235
VICI Properties 1 LLC / VICI FC, Inc. 8.000%, 10/15/23	260	290,498

		3,023,571

Retail — 1.8%
Beacon Escrow Corp. 4.875%, 11/01/25 144A @	145	145,544
Ferrellgas Partners LP 6.500%, 05/01/21	310	290,237
6.750%, 01/15/22	210	194,250
6.750%, 06/15/23	100	91,750
Group 1 Automotive, Inc. 5.250%, 12/15/23 144A @	175	180,687
Jo-Ann Stores Holdings, Inc. PIK (Cash coupon 9.750%, PIK 10.500%) 9.750%, 10/15/19 144A @	425	416,500
KFC Holding Co./Pizza Hut Holdings/Taco Bell of America LLC 5.000%, 06/01/24 144A @	125	128,906
5.250%, 06/01/26 144A @	250	263,125
New Albertson’s, Inc. 7.450%, 08/01/29	175	154,000
8.000%, 05/01/31	125	112,813
New Red Finance, Inc. 5.000%, 10/15/25 144A @	250	251,875

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Retail — (continued)
PF Chang’s China Bistro, Inc. 10.250%, 06/30/20 144A @	$135	$122,850
Sonic Automotive, Inc. 5.000%, 05/15/23	200	193,000
Suburban Propane Partners LP 5.500%, 06/01/24	105	103,950
Yum! Brands, Inc. 6.875%, 11/15/37	115	126,213
5.350%, 11/01/43	365	352,225

		3,127,925

Semiconductors — 0.9%
Advanced Micro Devices, Inc. 7.000%, 07/01/24	565	585,481
Microsemi Corp. 9.125%, 04/15/23 144A @	375	421,875
Sensata Technologies UK Financing Co. PLC 6.250%, 02/15/26 144A @	425	462,188

		1,469,544

Software — 1.5%
Rackspace Hosting, Inc. 8.625%, 11/15/24 144A @	150	160,125
RP Crown Parent LLC 7.375%, 10/15/24 144A @	150	157,125
Solera LLC 10.500%, 03/01/24 144A @	595	669,363
SS&C Technologies Holdings, Inc. 5.875%, 07/15/23	200	211,000
Veritas US, Inc. 7.500%, 02/01/23 144A @	600	628,500
10.500%, 02/01/24 144A @	800	832,000

		2,658,113

Telecommunications — 8.9%
Altice Financing S.A. 6.625%, 02/15/23 144A @	350	366,485
7.500%, 05/15/26 144A @	925	985,125
Altice Finco S.A. 8.125%, 01/15/24 144A @	600	627,000
Altice Luxembourg S.A. 7.625%, 02/15/25 144A @	2,050	1,962,875
C&W Senior Financing DAC 6.875%, 09/15/27 144A @	245	256,638
CenturyLink, Inc. 7.500%, 04/01/24	320	319,200
Digicel Group Ltd. 8.250%, 09/30/20 144A @	725	713,248
Equinix, Inc. 5.375%, 01/01/22	275	286,000
5.750%, 01/01/25	150	159,188
5.375%, 05/15/27	250	267,500
First Data Corp. 5.375%, 08/15/23 144A @	425	442,382
GTT Communications, Inc. 7.875%, 12/31/24 144A @	225	237,375

	Par (000)	Value†

Telecommunications — (continued)
Hughes Satellite Systems Corp. 7.625%, 06/15/21	$325	$359,125
6.625%, 08/01/26	420	439,950
Intelsat Jackson Holdings S.A. 7.250%, 10/15/20	640	601,600
7.500%, 04/01/21	360	327,600
9.500%, 09/30/22 144A @	940	1,083,350
Level 3 Financing, Inc. 5.625%, 02/01/23	150	151,125
5.375%, 05/01/25	175	174,781
5.250%, 03/15/26	125	122,694
Millicom International Cellular SA 5.125%, 01/15/28 144A @	200	200,000
SoftBank Group Corp. 5.125%, 09/19/27	600	594,812
Sprint Capital Corp. 6.875%, 11/15/28	235	236,469
8.750%, 03/15/32	430	488,050
Sprint Communications, Inc. 7.000%, 08/15/20	525	556,500
11.500%, 11/15/21	110	132,825
Sprint Corp. 7.250%, 09/15/21	525	555,844
T-Mobile US, Inc. 4.000%, 04/15/22	455	466,659
TBG Global Pte Ltd. 5.250%, 02/10/22	200	204,021
Telesat Canada/Telesat LLC 8.875%, 11/15/24 144A @	385	431,200
ViaSat, Inc. 5.625%, 09/15/25 144A @	380	382,850
Virgin Media Secured Finance PLC 5.250%, 01/15/26 144A @	200	202,000
5.500%, 08/15/26 144A @	600	615,000
6.250%, 03/28/29	175	252,938

		15,202,409

Transportation — 0.9%
DAE Funding LLC 4.000%, 08/01/20 144A @	175	176,750
4.500%, 08/01/22 144A @	200	196,500
5.000%, 08/01/24 144A @	210	207,375
Park Aerospace Holdings Ltd. 5.250%, 08/15/22 144A @	45	44,719
4.500%, 03/15/23 144A @	250	238,750
5.500%, 02/15/24 144A @	420	416,850
Watco Cos. LLC 6.375%, 04/01/23 144A @	250	258,750

		1,539,694

TOTAL CORPORATE BONDS (Cost $136,436,907)		139,814,018

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

High Yield Bond Fund

	Par (000)	Value†
LOAN AGREEMENTS — 11.6%‡
Building Materials — 0.1%
Fairmount Santro, Inc. (3 M LIBOR + 6.000%) 7.693%, 11/01/22•	$255	$257,614

Chemicals — 0.4%
Solenis International LP (12 M LIBOR + 6.750%) 8.229%, 07/31/22•	675	643,498

Commercial Services — 0.6%
Brickman Group Ltd. (3 M LIBOR + 3.000%) 4.430%, 12/18/20•	315	316,594
Hercules Bankruptcy Claim (3 M LIBOR + 9.500%) 10.500%, 05/06/20 ^,•,~	148	110,837
Laureate Education, Inc. (1 M LIBOR + 4.500%) 6.069%, 04/26/24•	258	259,985
Sedgwick Claims Management Services, Inc. (12 M LIBOR + 5.750%) 7.319%, 02/28/22•	375	376,406

		1,063,822

Electric — 0.8%
Energy Future Intermediate Holding Company LLC (1 M LIBOR + 3.000%) 4.567%, 06/30/18•	1,025	1,027,193
Vistra Operations Co. LLC, Class B (1 M LIBOR + 2.500%) 4.021%, 08/04/23•	348	349,661
Vistra Operations Co. LLC, Class C (Overnight LIBOR + 4.500%) 3.834%, 08/04/23•	62	61,808

		1,438,662

Energy-Alternate Sources — 0.1%
Medallion Midland Acquisition LLC (12 M LIBOR + 3.250%) 4.819%, 10/30/24•	180	180,225
Terra-Gen Finance Co. LLC (12 M LIBOR + 4.250%) 5.820%, 12/09/21 ^,•	39	35,461

		215,686

Finance — 0.1%
Acrisure LLC (6 M LIBOR + 4.250%) 5.647%, 11/22/23	159	160,192

Healthcare Services — 0.5%
Envision Heathcare Corp. (12 M LIBOR + 3.000%) 4.570%, 12/01/23•	470	471,290

	Par (000)	Value†

Healthcare Services — (continued)
Weight Watchers International, Inc. (12 M LIBOR + 4.750%) 6.230%, 11/29/24•	$465	$466,939

		938,229

Household Products & Wares — 0.2%
Diamond (2 M LIBOR + 3.000%) 4.423%, 09/06/24•	345	345,207

Industrial — 0.4%
BWay Holding Company (3 M LIBOR + 3.250%) 4.599%, 04/03/24•	169	169,754
Daeavi Holdings (3 M LIBOR + 3.75%) 5.320%, 07/07/22	229	230,943
Peak 10 Holding Corp. (3 M LIBOR + 3.500%) 5.193%, 08/01/24•	254	253,966

		654,663

Insurance — 1.7%
Asurion LLC•
(12 M LIBOR + 2.750%) 4.319%, 08/04/22	687	689,939
(12 M LIBOR + 3.000%) 4.569%, 11/03/23	632	634,887
(12 M LIBOR + 6.000%) 7.569%, 08/04/25	1,495	1,534,707

		2,859,533

Internet — 1.5%
Ancestry.com Operations, Inc. (12 M LIBOR + 3.250%) 4.660%, 10/19/23•	444	446,179
Hoya Midco LLC (12 M LIBOR + 4.000%) 5.350%, 06/30/24•	259	258,485
MA Financeco LLC (12 M LIBOR + 2.750%) 4.319%, 06/21/24•	53	52,881
McAfee, LLC (12 M LIBOR + 4.500%) 6.069%, 09/30/24•	130	129,166
Seattle Escrow Borrower LLC (12 M LIBOR + 2.750%) 4.319%, 06/21/24•	357	357,119
TierPoint, LLC (12 M LIBOR + 3.750%) 5.319%, 05/06/24•	144	143,104
Uber Technologies, Inc. (12 M LIBOR + 4.000%) 5.552%, 07/13/23•	1,234	1,240,238

		2,627,172

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

High Yield Bond Fund

	Par (000)	Value†
LOAN AGREEMENTS‡ — (continued)
Iron & Steel — 0.1%
Big River Steel LLC (3 M LIBOR + 5.000%) 6.693%, 08/15/23•	$140	$140,697

Machinery — Diversified — 0.2%
Garder Denver, Inc. (12 M LIBOR + 2.750%) 4.443%, 07/30/24•	340	341,256

Media — 0.5%
EIG Investors Corp. (3 M LIBOR + 4.000%) 5.462%, 02/09/23•	486	488,838
iHeartCommunications, Inc. (3 M LIBOR + 6.750%) 8.443%, 01/30/19•	525	392,437

		881,275

Metal Fabricate/Hardware — 0.2%
Zekelman Industries, Inc. (3 M LIBOR + 2.750%) 4.408%, 06/14/21•	320	321,546

Miscellaneous Manufacturing — 0.3%
Filtration Group, Inc. (3 M LIBOR + 3.000%) 4.380%, 11/21/20•	490	493,906

Oil & Gas — 0.4%
Eagleclaw Midstream Ventures LLC (3 M LIBOR + 4.250%) 5.729%, 06/24/24•	607	608,850

Retail — 1.1%
Academy Ltd. (3 M LIBOR + 4.000%) 5.546%, 07/01/22•	455	357,331
Alpha Topco Limited — Delta 2 (Lux) Sarl (12 M LIBOR + 3.000%) 4.569%, 02/01/24•	675	678,233
ASHCO LLC 6.570%, 09/25/24	259	258,378
Jo-Ann Stores, Inc. (3 M LIBOR + 5.000%) 6.551%, 10/20/23•	599	577,227

		1,871,169

Software — 1.6%
Kronos, Inc.•
(3 M LIBOR + 8.250%) 4.903%, 11/01/23	679	683,660
(3 M LIBOR + 3.500%) 9.627%, 11/01/24	350	362,775
SolarWinds Holdings, Inc. (12 M LIBOR + 3.500%) 5.069%, 02/03/23•	369	370,502

	Par (000)	Value†

Software — (continued)
Veritas US, Inc. (3 M LIBOR + 4.500%) 6.193%, 01/27/23•	$1,304	$1,305,991

		2,722,928

Telecommunications — 0.4%
Colorado Buyer, Inc. (3 M LIBOR + 3.000%) 4.380%, 05/01/24•	109	110,066
Digicel International Finance (1 M LIBOR + 3.750%) 5.310%, 05/27/24•	269	270,335
Intelsat Jackson Holdings SA 6.19%, 01/02/24	235	237,155

		617,556

Transportation — 0.4%
Truck Hero, Inc.•
(3 M LIBOR + 4.000%) 5.642%, 04/22/24	438	437,826
(3 M LIBOR + 8.250%) 9.892%, 04/21/25	240	240,600

		678,426

TOTAL LOAN AGREEMENTS (Cost $19,830,461)		19,881,887

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 2.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	610,903	610,903
T. Rowe Price Investment, Ltd.	3,946,046	3,946,046

TOTAL SHORT-TERM INVESTMENTS (Cost $4,556,949)		4,556,949

TOTAL INVESTMENTS — 98.5% (Cost $164,804,597)		$168,779,091

Other Assets & Liabilities — 1.5%		2,687,703

TOTAL NET ASSETS — 100.0%		$171,466,794

(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Schedule of Investments.
(2)	Represents a security which has additional commitments and contingencies of $166,650. Principal amount and value excludes unfunded commitments.
†	See Security Valuation Note.
‡

Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

High Yield Bond Fund

or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at December 31, 2017. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
*	Non-income producing security.
144A @	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
^	Illiquid security. The total market value of illiquid securities at December 31, 2017 is $2,454,225.
•	Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
~	Fair valued security. The total market value of fair valued securities at December 31, 2017 is $2,070,155.

CONV — Convertible Security.

CVR — Contingent Valued Rights.

LLC — Limited Liability Company.

LP — Limited Partnership.

PIK — Payment in Kind Security.

PLC — Public Limited Company.

STEP — Step Coupon Bond.

Country Weightings as of 12/31/2017††
United States	75%
Luxembourg	7
Canada	5
United Kingdom	3
Netherlands	2
Bermuda	1
Switzerland	1
Other	6

Total	100%

††% of total investments as of December 31, 2017

Summary of inputs used to value the Fund’s investments as of 12/31/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
ASSET BACKED SECURITIES	$97,467	$—	$97,467	$—
COMMON STOCKS
Entertainment	4,965	—	—	4,965
Lodging	313,454	313,454	—	—
Media	437,639	437,639	—	—
Mining	149,689	149,689	—	—
Oil & Gas	421,487	286,021	135,466	—
Real Estate	219,877	219,877	—	—
Telecommunications	538,247	538,247	—	—

TOTAL COMMON STOCKS	2,085,358	1,944,927	135,466	4,965

PREFERRED STOCKS
Electric	342,820	342,820	—	—
Healthcare Products	341,610	341,610	—	—
Oil & Gas	1,658,982	340,045	—	1,318,937

TOTAL PREFERRED STOCKS	2,343,412	1,024,475	—	1,318,937

CORPORATE BONDS	139,980,668	—	139,980,668	—

LOAN AGREEMENTS	19,881,887	—	19,881,887	—

SHORT-TERM INVESTMENTS	4,556,949	4,556,949	—	—

TOTAL INVESTMENTS	$168,945,741	$7,526,351	$160,095,488	$1,323,902

OTHER FINANCIAL INSTRUMENTS(1)
Forward Foreign Currency Contracts	$12,660	$—	$12,660	$—

TOTAL ASSETS — OTHER FINANCIAL INSTRUMENTS	$12,660	$—	$12,660	$—

LIABILITIES TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
OTHER FINANCIAL INSTRUMENTS(1)
Forward Foreign Currency Contracts	$(58,405)	$—	$(58,405)	$—

TOTAL LIABILITIES —OTHER FINANCIAL INSTRUMENTS	$(58,405)	$—	$(58,405)	$—

(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

High Yield Bond Fund

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2016	$26,352
Change in Appreciation/(Depreciation)	(18,450)
Purchases	1,316,000

Balance as of 12/31/2017	$1,323,902

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Open forward foreign currency contracts held by High Yield Bond Fund at December 31, 2017 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain	Unrealized Foreign Exchange Loss
Sell	Canadian Dollar	Merrill Lynch	01/26/2018	(483,000)	1.25647	$(393,633)	$(384,411)	$9,222	$—
Buy	Canadian Dollar	JP Morgan Chase	01/26/2018	21,016	1.25647	16,867	16,727	—	(140)
Buy	Canadian Dollar	HSBC Securities	01/26/2018	77,693	1.25647	61,720	61,835	115	—
Buy	Canadian Dollar	Merrill Lynch	01/26/2018	57,766	1.25647	46,244	45,975	—	(269)
Sell	Euro	Citibank	02/23/2018	(880,147)	0.83074	(1,037,182)	(1,059,469)	—	(22,287)
Sell	Euro	Merrill Lynch	02/23/2018	(630,690)	0.83074	(739,676)	(759,187)	—	(19,511)
Sell	Pound Sterling	HSBC Securities	01/26/2018	(95,579)	0.73995	(128,632)	(129,170)	—	(538)
Sell	Pound Sterling	Citibank	01/26/2018	(95,816)	0.73995	(129,017)	(129,491)	—	(474)
Sell	Pound Sterling	Merrill Lynch	01/26/2018	(217,913)	0.73995	(292,173)	(294,498)	—	(2,325)
Sell	Pound Sterling	JP Morgan Chase	01/26/2018	(714,000)	0.73995	(952,074)	(964,935)	—	(12,861)
Buy	Pound Sterling	Citibank	01/26/2018	99,206	0.73995	130,749	134,072	3,323	—

	Total							$12,660	$(58,405)

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Flexibly Managed Fund

	Par (000)	Value†
ASSET BACKED SECURITIES — 0.2%
Continental Airlines 2009-2 Class A, Pass Through Trust 7.250%, 05/10/21	$517	$557,044
Continental Airlines 2012-1 Class A, Pass Through Trust 4.150%, 10/11/25	1,721	1,797,943
Taco Bell Funding LLC 2016-1A A21 3.832%, 05/25/46 144A @	3,560	3,608,246
Wendys Funding LLC 2015-1A A21 3.371%, 06/15/45 144A @	2,268	2,273,878

TOTAL ASSET BACKED SECURITIES (Cost $8,070,523)		8,237,111

	Number of Shares	Value†
COMMON STOCKS — 64.9%
Agriculture — 2.5%
British American Tobacco PLC	287,581	19,440,086
Philip Morris International, Inc.	753,483	79,605,479

		99,045,565

Auto Parts & Equipment — 1.4%
Adient PLC	303,837	23,911,972
Magna International, Inc.	570,344	32,321,394

		56,233,366

Banks — 3.1%
State Street Corp.	294,066	28,703,782
The Bank of New York Mellon Corp.	437,391	23,557,879
The PNC Financial Services Group, Inc.	480,198	69,287,770

		121,549,431

Beverages — 2.0%
Dr. Pepper Snapple Group, Inc.	612,977	59,495,547
PepsiCo, Inc.	165,629	19,862,230

		79,357,777

Biotechnology — 0.9%
Biogen, Inc.	112,244	35,757,571
Bioverativ, Inc.*	6,455	348,054

		36,105,625

Building Materials — 0.4%
Johnson Controls International PLC	401,707	15,309,054

Commercial Services — 3.7%
Aramark	1,515,626	64,777,855
Equifax, Inc.	276,900	32,652,048
Mastercard, Inc., Class A	177,171	26,816,603
RELX PLC	924,838	21,685,745

		145,932,251

Computers — 0.6%
Apple, Inc.	146,400	24,775,272

Cosmetics & Personal Care — 0.3%
Essity AB, Class B	463,683	13,176,902

	Number of Shares	Value†

Diversified Financial Services — 4.1%
Intercontinental Exchange, Inc.	331,472	$23,388,664
Nasdaq, Inc.	37,446	2,876,976
Visa, Inc., Class A	1,162,831	132,585,991

		158,851,631

Electric — 1.5%
DTE Energy Co.	128,118	14,023,796
Eversource Energy	247,668	15,647,664
PG&E Corp.	595,242	26,684,699

		56,356,159

Electronics — 4.1%
Fortive Corp.	586,820	42,456,427
PerkinElmer, Inc.	1,152,231	84,251,131
Thermo Fisher Scientific, Inc.	175,330	33,291,660

		159,999,218

Environmental Control — 0.7%
Waste Connections, Inc.	393,172	27,891,622

Food — 2.3%
Mondelez International, Inc., Class A	463,439	19,835,189
The Kraft Heinz Co.	626,419	48,710,341
Tyson Foods, Inc., Class A	237,964	19,291,742

		87,837,272

Healthcare Products — 2.2%
Becton Dickinson & Co.,	401,714	85,990,899

Healthcare Services — 3.7%
Aetna, Inc.	197,734	35,669,236
Anthem, Inc.	126,035	28,359,135
Cigna Corp.	68,472	13,905,979
Humana, Inc.	73,696	18,281,767
UnitedHealth Group, Inc.	209,858	46,265,295

		142,481,412

Insurance — 3.4%
Marsh & McLennan Cos., Inc.	1,402,827	114,176,089
RSA Insurance Group PLC	1,981,940	16,893,929

		131,070,018

Internet — 5.7%
Alphabet, Inc., Class A*	16,616	17,503,295
Alphabet, Inc., Class C*	95,520	99,952,128
Amazon.com, Inc.*	73,339	85,767,760
The Priceline Group, Inc.*	11,500	19,984,010

		223,207,193

Machinery — Diversified — 1.7%
Roper Technologies, Inc.	179,211	46,415,649
The Middleby Corp.*	136,952	18,481,672

		64,897,321

Media — 0.8%
Comcast Corp., Class A	470,503	18,843,645
Liberty Global PLC, Class C*	302,485	10,236,093

		29,079,738

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Flexibly Managed Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — 3.1%
Danaher Corp.	1,115,726	$103,561,687
General Electric Co.	1,000,918	17,466,019

		121,027,706

Oil & Gas — 0.7%
Canadian Natural Resources Ltd.	501,300	17,906,436
TOTAL S.A.	138,331	7,635,840

		25,542,276

Packaging and Containers — 0.9%
Amcor Ltd.	1,687,117	20,215,575
Ball Corp.	361,059	13,666,083

		33,881,658

Pharmaceuticals — 3.2%
Abbott Laboratories	1,387,991	79,212,646
Perrigo Co. PLC	120,490	10,501,909
Zoetis, Inc.	477,400	34,391,896

		124,106,451

Pipelines — 0.4%
Enterprise Products Partners LP	586,377	15,544,854

Retail — 3.1%
AutoZone, Inc.*	23,769	16,908,554
CVS Health Corp.	201,400	14,601,500
O’Reilly Automotive, Inc.*	123,230	29,641,744
Yum! Brands, Inc.	726,893	59,321,738

		120,473,536

Semiconductors — 0.5%
Texas Instruments, Inc.	203,113	21,213,122

Software — 7.9%
Fidelity National Information Services, Inc.	832,856	78,363,421
Fiserv, Inc.*	857,309	112,418,929
Intuit, Inc.	178,008	28,086,102
Microsoft Corp.	1,039,200	88,893,168

		307,761,620

TOTAL COMMON STOCKS (Cost $2,029,204,424)		2,528,698,949

	Par (000)	Value†
REAL ESTATE INVESTMENT TRUSTS — 0.8%
Diversified — 0.8%
SBA Communications Corp.*	$83,111	13,577,013
SBA Communications Corp.	16,450,000	16,902,375

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $27,593,270)		30,479,388

	Number of Shares	Value†
PREFERRED STOCKS — 3.2%
Banks — 0.4%
State Street Corp.	19,850	$525,231
U.S. Bancorp, Series F•	71,000	2,003,620
Wells Fargo & Co.	9,476	12,413,465

		14,942,316

Diversified — 0.5%
American Tower Corp.	113,718	14,300,038
Crown Castle International Corp.	3,569	3,745,987

		18,046,025

Diversified Financial Services — 0.1%
The Charles Schwab Corp.	150,000	4,032,000
The Charles Schwab Corp.	12,000	324,000

		4,356,000

Electric — 1.2%
Alabama Power Co.	100,000	2,658,000
DTE Energy Co.	267,708	14,445,524
DTE Energy Co.*	340,000	8,738,000
NextEra Energy, Inc.	73,986	4,158,013
SCE Trust II	14,730	356,024
SCE Trust III•	161,355	4,364,653
SCE Trust IV•	340,000	8,772,000
SCE Trust V•	100,000	2,643,000
SCE Trust VI	75,000	1,801,500

		47,936,714

Healthcare Products — 1.0%
Becton Dickinson and Co., CONV	658,993	38,155,695

TOTAL PREFERRED STOCKS (Cost $111,787,632)		123,436,750

	Par (000)	Value†
CORPORATE BONDS — 18.6%
Advertising — 0.0%
Lamar Media Corp. 5.875%, 02/01/22	$1,450	1,480,813

Aerospace & Defense — 0.7%
Harris Corp. 1.999%, 04/27/18	1,080	1,078,871
Moog, Inc. 5.250%, 12/01/22 144A @	650	672,750
Northrop Grumman Corp. 2.550%, 10/15/22	5,930	5,887,747
2.930%, 01/15/25	7,195	7,152,251
3.250%, 01/15/28	12,704	12,722,558

		27,514,177

Agriculture — 0.3%
Philip Morris International, Inc. (3 M ICE LIBOR + 0.420%) 1.861%, 02/21/20•	2,285	2,296,048
2.000%, 02/21/20	3,420	3,398,709
2.625%, 02/18/22	4,270	4,269,639

		9,964,396

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Airlines — 0.1%
Continental Airlines 2012-1 Class B Pass Through Trust 6.250%, 10/11/21	$253	$265,110
Delta Air Lines 2009-1, Class A, Pass Through Trust 7.750%, 06/17/21	269	291,284
Delta Air Lines 2011-1, Class A , Pass Through Trust 5.300%, 10/15/20	318	328,964
U.S. Airways 2010-1 Class A, Pass Through Trust 6.250%, 10/22/24	1,434	1,584,165
U.S. Airways 2012-2 Class A, Pass Through Trust 4.625%, 12/03/26	211	223,692
U.S. Airways 2012-2 Class B, Pass Through Trust 6.750%, 12/03/22^	421	457,298
U.S. Airways 2013-1 Class A, Pass Through Trust 3.950%, 05/15/27	4	4,026
U.S. Airways 2013-1 Class B, Pass Through Trust 5.375%, 05/15/23	4	4,295

		3,158,834

Auto Manufacturers — 0.3%
Tesla, Inc. 5.300%, 08/15/25 144A @	11,435	10,920,425

Banks — 0.6%
The PNC Financial Services Group, Inc. (3 M ICE LIBOR + 3.300%) 5.000%, 12/29/49•	7,085	7,492,387
Regions Bank 7.500%, 05/15/18	75	76,502
State Street Corp. (3 M ICE LIBOR + 3.600%) 5.250%, 12/29/49•	4,360	4,572,768
The Bank of New York Mellon Corp.• (3 M ICE LIBOR + 3.130%) 4.625%, 12/29/49	3,175	3,226,594
(3 M ICE LIBOR + 3.420%) 4.950%, 12/29/49	5,800	6,003,290
U.S. Bancorp (3 M ICE LIBOR + 2.910%) 5.300%, 04/15/49•	3,010	3,258,476

		24,630,017

Beverages — 0.3%
Anheuser-Busch InBev Finance, Inc. 1.900%, 02/01/19	2,995	2,988,790
(3 M ICE LIBOR + 1.260%) 2.641%, 02/01/21•	3,820	3,941,963
2.650%, 02/01/21	1,690	1,698,480
3.300%, 02/01/23	2,175	2,225,663

	Par (000)	Value†

Beverages — (continued)
PepsiCo, Inc. 1.250%, 04/30/18	$1,635	$1,633,636

		12,488,532

Building Materials — 0.0%
Lennox International, Inc. 3.000%, 11/15/23	760	750,451

Chemicals — 0.1%
Ecolab, Inc. 2.000%, 01/14/19	2,330	2,326,131

Commercial Services — 0.9%
Aramark Services, Inc. 5.000%, 04/01/25 144A @	10,960	11,577,048
IHS Markit Ltd. 5.000%, 11/01/22 144A @	4,300	4,662,060
Iron Mountain, Inc. 6.000%, 08/15/23	1,450	1,515,250
5.750%, 08/15/24	6,335	6,414,188
Service Corp. International 7.625%, 10/01/18	680	708,050
5.375%, 05/15/24	6,405	6,749,269
4.625%, 12/15/27	2,115	2,145,921

		33,771,786

Computers — 0.3%
Apple, Inc. 1.500%, 09/12/19	10,920	10,828,925

Diversified Financial Services — 0.4%
Caterpillar Financial Services Corp. 2.250%, 12/01/19	1,155	1,156,815
Ford Motor Credit Co. LLC 2.145%, 01/09/18	3,360	3,360,068
5.000%, 05/15/18	1,800	1,818,322
2.375%, 03/12/19	4,275	4,276,533
2.597%, 11/04/19	5,350	5,353,501

		15,965,239

Electric — 1.0%
Berkshire Hathaway Energy Co. 2.400%, 02/01/20	2,550	2,561,908
CMS Energy Corp. 8.750%, 06/15/19	137	149,073
Dominion Energy, Inc., STEP 2.962%, 07/01/19	350	352,709
DTE Energy Co. 3.800%, 03/15/27	8,575	8,843,519
Edison International 2.125%, 04/15/20	4,300	4,262,308
Eversource Energy 2.750%, 03/15/22	2,550	2,554,616
2.900%, 10/01/24	1,700	1,687,066
Fortive Corp. 1.800%, 06/15/19	345	342,510
NSTAR Electric Co. 3.200%, 05/15/27	3,415	3,456,359

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Electric — (continued)
Pacific Gas & Electric Co. 3.300%, 03/15/27	$4,300	$4,267,407
The Southern Co. 1.550%, 07/01/18	3,795	3,787,306
1.850%, 07/01/19	1,770	1,759,292
Virginia Electric & Power Co. 3.150%, 01/15/26	1,525	1,539,635
3.500%, 03/15/27	3,010	3,112,023

		38,675,731

Electronics — 0.1%
Amphenol Corp. 2.200%, 04/01/20	2,585	2,572,224
3.200%, 04/01/24	1,290	1,298,722

		3,870,946

Engineering & Construction — 0.3%
SBA Communications Corp. 4.875%, 07/15/22	11,060	11,364,150

Entertainment — 0.2%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. 5.375%, 06/01/24	4,155	4,341,975
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.375%, 04/15/27 144A @	1,860	1,953,000

		6,294,975

Food — 0.1%
B&G Foods, Inc. 4.625%, 06/01/21	2,525	2,562,875
The Kroger Co. 2.000%, 01/15/19	1,330	1,327,618
TreeHouse Foods, Inc. 6.000%, 02/15/24 144A @	600	624,000

		4,514,493

Gas — 0.4%
NiSource Finance Corp. 3.490%, 05/15/27	6,525	6,641,413
4.375%, 05/15/47	4,495	4,926,860
Southern California Gas Co. 3.200%, 06/15/25	3,625	3,705,805

		15,274,078

Healthcare Products — 1.3%
Becton Dickinson and Co. 2.675%, 12/15/19	1,895	1,901,849
(3 M ICE LIBOR + 1.030%) 2.539%, 06/06/22•	3,685	3,704,339
3.363%, 06/06/24	3,805	3,815,630
Hologic, Inc.144A @ 5.250%, 07/15/22	16,601	17,182,035
4.375%, 10/15/25	4,550	4,618,250

	Par (000)	Value†

Healthcare Products — (continued)
Medtronic Global Holdings SCA 1.700%, 03/28/19	$4,300	$4,282,152
3.350%, 04/01/27	2,465	2,529,261
Medtronic, Inc. 1.500%, 03/15/18	4,025	4,022,102
2.500%, 03/15/20	2,845	2,861,838
Teleflex, Inc. 4.875%, 06/01/26	900	929,250
4.625%, 11/15/27	845	852,225
Thermo Fisher Scientific, Inc. 3.200%, 08/15/27	3,270	3,241,045

		49,939,976

Healthcare Services — 1.3%
Centene Corp. 5.625%, 02/15/21	11,610	11,929,275
4.750%, 05/15/22	4,565	4,736,188
6.125%, 02/15/24	7,515	7,947,112
Fresenius Medical Care U.S. Finance, Inc. 5.750%, 02/15/21 144A @	1,125	1,217,160
HCA, Inc. 3.750%, 03/15/19	1,725	1,740,094
4.250%, 10/15/19	3,781	3,861,346
6.500%, 02/15/20	18,920	20,055,200
Universal Health Services, Inc. 3.750%, 08/01/19 144A @	520	528,450

		52,014,825

Household Products & Wares — 0.2%
Reckitt Benckiser Treasury Services PLC (3 M ICE LIBOR + 0.560%) 2.235%, 06/24/22 144A @,•	4,140	4,138,523
Spectrum Brands, Inc. 6.625%, 11/15/22	2,711	2,805,885
6.125%, 12/15/24	1,500	1,588,125

		8,532,533

Insurance — 0.5%
HUB International Ltd. 7.875%, 10/01/21 144A @	11,201	11,663,041
Marsh & McLennan Cos., Inc. 2.350%, 03/06/20	1,205	1,204,316
2.750%, 01/30/22	1,705	1,708,436
3.300%, 03/14/23	525	538,052
Trinity Acquisition PLC 4.400%, 03/15/26	2,400	2,538,213

		17,652,058

Internet — 1.0%
Amazon.com, Inc. 2.600%, 12/05/19	4,155	4,197,396
Netflix, Inc. 5.875%, 02/15/25	2,010	2,135,625
4.375%, 11/15/26	12,270	11,993,925
4.875%, 04/15/28 144A @	22,085	21,643,300

		39,970,246

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Lodging — 0.0%
Hilton Domestic Operating Co., Inc. 4.250%, 09/01/24	$1,350	$1,363,500

Machinery — Diversified — 0.2%
CNH Industrial Capital LLC 3.625%, 04/15/18	5,700	5,729,526
Welbilt, Inc. 9.500%, 02/15/24	1,190	1,355,112
Xylem, Inc. 4.875%, 10/01/21	415	447,591
3.250%, 11/01/26	640	636,636

		8,168,865

Media — 1.3%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.250%, 03/15/21	1,900	1,932,063
5.250%, 09/30/22	7,165	7,344,125
5.750%, 09/01/23	3,600	3,708,000
5.750%, 01/15/24	4,225	4,341,188
Cequel Communications Holdings I LLC/Cequel Capital Corp. 6.375%, 09/15/20 144A @	6,012	6,102,180
Charter Communications Operating LLC/Charter Communications Operating Capital 3.579%, 07/23/20	2,225	2,266,476
DISH DBS Corp. 4.250%, 04/01/18	1,530	1,535,738
Sirius XM Radio, Inc. 6.000%, 07/15/24 144A @	6,280	6,641,100
Time Warner Cable LLC 6.750%, 07/01/18	3,975	4,063,106
Unitymedia GmbH 6.125%, 01/15/25 144A @	6,225	6,567,375
Ziggo Secured Finance BV 5.500%, 01/15/27 144A @	7,925	7,865,562

		52,366,913

Miscellaneous Manufacturing — 0.2%
3M Co. 2.250%, 03/15/23	3,400	3,371,689
2.875%, 10/15/27	4,250	4,227,211

		7,598,900

Oil & Gas — 0.5%
Canadian Natural Resources Ltd. 1.750%, 01/15/18	1,000	999,821
Chevron Corp. 1.365%, 03/02/18	4,400	4,397,054
EQT Corp. 8.125%, 06/01/19	1,754	1,888,996
Matador Resources Co. 6.875%, 04/15/23	3,300	3,473,250
Shell International Finance BV (3 M ICE LIBOR + 0.450%) 1.863%, 05/11/20•	6,720	6,781,486

		17,540,607

	Par (000)	Value†

Packaging and Containers — 0.6%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.750%, 10/15/20	$10,689	$10,849,597
6.875%, 02/15/21	4,245	4,303,660
(3 M ICE LIBOR + 3.500%) 4.859%, 07/15/21 144A @,•	4,875	4,948,125
5.125%, 07/15/23 144A @	2,725	2,820,375

		22,921,757

Pharmaceuticals — 0.3%
Eli Lilly & Co. 1.250%, 03/01/18	2,200	2,198,331
Pfizer, Inc. 1.200%, 06/01/18	8,525	8,506,335

		10,704,666

Pipelines — 0.0%
Enbridge Energy Partners LP 6.500%, 04/15/18	120	121,590

Real Estate — 0.2%
American Tower Corp. 3.300%, 02/15/21	3,575	3,640,550
CBRE Services, Inc. 5.000%, 03/15/23	2,100	2,159,474
Iron Mountain, Inc. 4.375%, 06/01/21 144A @	2,940	2,983,747

		8,783,771

Retail — 1.9%
AutoZone, Inc. 1.625%, 04/21/19	365	361,962
2.500%, 04/15/21	1,915	1,901,650
Dollar Tree, Inc. 5.750%, 03/01/23	6,550	6,861,125
KFC Holding Co./Pizza Hut Holdings/Taco Bell of America LLC144A @ 5.000%, 06/01/24	3,680	3,795,000
5.250%, 06/01/26	4,893	5,149,882
4.750%, 06/01/27	17,900	18,302,750
L Brands, Inc. 8.500%, 06/15/19	6,784	7,369,120
McDonald’s Corp. 2.100%, 12/07/18	505	505,516
Yum! Brands, Inc. 6.250%, 03/15/18	3,120	3,143,400
5.300%, 09/15/19	2,190	2,277,600
3.875%, 11/01/20	4,460	4,549,200
3.750%, 11/01/21	10,690	10,850,350
3.875%, 11/01/23	4,300	4,326,875
6.875%, 11/15/37	2,425	2,661,438
5.350%, 11/01/43	2,055	1,983,075

		74,038,943

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Semiconductors — 0.6%
NXP BV/NXP Funding LLC144A @ 3.750%, 06/01/18	$22,510	$22,645,060
4.125%, 06/15/20	450	460,813
Texas Instruments, Inc. 2.900%, 11/03/27	2,125	2,117,984

		25,223,857

Software — 1.1%
Fiserv, Inc. 2.700%, 06/01/20	5,175	5,207,331
Microsoft Corp. 3.300%, 02/06/27	31,805	32,806,893
MSCI, Inc.144A @ 5.250%, 11/15/24	4,129	4,350,934
5.750%, 08/15/25	1,169	1,255,214

		43,620,372

Telecommunications — 1.2%
Crown Castle International Corp. 4.875%, 04/15/22	7,850	8,418,055
5.250%, 01/15/23	13,865	15,181,419
Level 3 Financing, Inc. 5.375%, 08/15/22	3,500	3,544,800
5.625%, 02/01/23	2,975	2,997,312
T-Mobile USA, Inc. 6.836%, 04/28/23	2,125	2,225,938
Verizon Communications, Inc. (3 M ICE LIBOR + 1.000%) 2.600%, 03/16/22•	4,300	4,384,653
3.125%, 03/16/22	4,300	4,359,795
Virgin Media Finance PLC 6.000%, 10/15/24 144A @	3,125	3,207,031
Virgin Media Secured Finance PLC 5.250%, 01/15/26 144A @	3,450	3,484,500

		47,803,503

Transportation — 0.1%
Burlington Northern Santa Fe LLC 3.250%, 06/15/27	2,995	3,063,726

TOTAL CORPORATE BONDS (Cost $717,496,001)		725,224,707

LOAN AGREEMENTS — 1.4%‡
Chemicals — 0.1%
HB Fuller Co. (12 M LIBOR + 2.250%) 3.750%, 10/20/24•	2,429	2,435,325

Diversified Financial Services — 0.2%
Global Payments, Inc. (12 M LIBOR + 1.750%) 3.319%, 07/31/20^•	2,901	2,900,625
Institutional Sharehoder Services, Inc.•,^ (3 M LIBOR + 1.000%) 1.000%, 10/16/24	70	70,117

	Par (000)	Value†

Diversified Financial Services — (continued)
(3 M LIBOR + 3.750%) 5.109%, 10/16/24	$770	$771,286
Vantiv LLC (3 M LIBOR) 3.559%, 08/09/24•	2,540	2,549,525

		6,291,553

Entertainment — 0.0%
Kasima LLC (3 M LIBOR + 2.500%) 4.167%, 05/17/21•	222	224,465

Insurance — 0.6%
Hub International Ltd. (3 M LIBOR + 3.000%) 4.413%, 10/02/20•	22,987	23,081,789

Machinery — Diversified — 0.1%
Welbilt, Inc. (12 M LIBOR + 2.750%) 4.319%, 03/03/23•	4,953	4,985,727

Media — 0.1%
Charter Communications Operating LLC (3 M LIBOR) 3.570%, 04/30/25•	3,275	3,276,179

Oil & Gas — 0.1%
Eagleclaw Midstream Ventures LLC (3 M LIBOR + 4.250%) 5.729%, 05/24/24•	4,254	4,266,939

Pharmaceuticals — 0.2%
Change Healthcare Holdings LLC (12 M LIBOR + 2.750%) 4.319%, 03/01/24•	9,032	9,044,214
Prestige Brands Holdings, Inc. (12 M LIBOR + 2.750%) 4.319%, 01/26/24•	392	394,315

		9,438,529

Retail — 0.0%
Dollar Tree, Inc. 4.250%, 07/06/22	250	251,562

Software — 0.0%
Fiserv, Inc. (12 M LIBOR + 1.250%) 2.819%, 10/25/18•,^	591	589,950

TOTAL LOAN AGREEMENTS (Cost $54,342,546)		54,842,018

U.S TREASURY OBLIGATION — 2.4%
United States Treasury Note 2.250%, 11/15/27 (Cost $93,348,493)	95,344	93,999,304

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Flexibly Managed Fund

	Number of Contracts	Value†
PURCHASED OPTIONS — 0.1%
Call Options — 0.1%
TOTAL PURCHASED OPTIONS (See open purchased options schedule) (Cost $1,890,077)	12,864	$4,271,346

SHORT-TERM INVESTMENTS — 9.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	27,094,801	27,094,801
T. Rowe Price Investment, Ltd.	336,707,825	336,707,825

TOTAL SHORT-TERM INVESTMENTS (Cost $363,802,626)		363,802,626

TOTAL INVESTMENTS — 100.9% (Cost $3,407,535,592)		$3,932,992,199

Other Assets & Liabilities — (0.9)%		(34,695,370)

TOTAL NET ASSETS — 100.0%		3,898,296,829

	Number of Contracts	Value†
WRITTEN OPTIONS
Call Options
TOTAL WRITTEN OPTIONS (See open written options schedule) (Premiums $(11,085,568))	(22,890)	$(39,847,984)

†	See Security Valuation Note.
*	Non-income producing security.
144A @	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security. The rate shown is the rate in effect on December 31, 2017, and the date shown is the final maturity date, not the next reset or put date. The rate floats based upon the published reference rate and spread disclosed in the Schedule of Investments.
^	Illiquid security. The total market value of illiquid securities at December 31, 2017 is $4,789,276.
‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at December 31, 2017. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
~	Fair valued security. The total market value of fair valued securities at December 31, 2017 is $104,720.
CONV	— Convertible Security.
LLC	— Limited Liability Company.
LP	— Limited Partnership.
PLC	— Public Limited Company.
STEP	— Step Coupon Bond.

Country Weightings as of 12/31/2017††
United States	92%
Canada	2
United Kingdom	2
Australia	1
Ireland	1
Netherlands	1
Other	1

Total	100%

††% of total investments as of December 31, 2017

Summary of inputs used to value the Fund’s investments as of 12/31/2017 are as follows (See Security Valuation Note):

ASSETS TABLE

Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
ASSET BACKED SECURITIES	$8,237,111	$—	$8,237,111	$—
COMMON STOCKS
Agriculture	99,045,565	79,605,479	19,440,086	—
Auto Parts & Equipment	56,233,366	56,233,366	—	—
Banks	121,549,431	121,549,431	—	—
Beverages	79,357,777	79,357,777	—	—
Biotechnology	36,105,625	36,105,625	—	—
Building Materials	15,309,054	15,309,054	—	—
Commercial Services	145,932,251	124,246,506	21,685,745	—
Computers	24,775,272	24,775,272	—	—
Cosmetics & Personal Care	13,176,902	—	13,176,902	—
Diversified Financial Services	158,851,631	158,851,631	—	—
Electric	56,356,159	56,356,159	—	—
Electronics	159,999,218	159,999,218	—	—
Environmental Control	27,891,622	27,891,622	—	—
Food	87,837,272	87,837,272	—	—
Healthcare Products	85,990,899	85,990,899	—	—
Healthcare Services	142,481,412	142,481,412	—	—
Insurance	131,070,018	114,176,089	16,893,929	—
Internet	223,207,193	223,207,193	—	—

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Flexibly Managed Fund

ASSETS TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobser vable Input
COMMON STOCKS (continued)
Machinery — Diversified	$64,897,321	$64,897,321	$—	$—
Media	29,079,738	29,079,738	—	—
Miscellaneous Manufacturing	121,027,706	121,027,706	—	—
Oil & Gas	25,542,276	17,906,436	7,635,840	—
Packaging and Containers	33,881,658	13,666,083	20,215,575	—
Pharmaceuticals	124,106,451	124,106,451	—	—
Pipelines	15,544,854	15,544,854	—	—
Retail	120,473,536	120,473,536	—	—
Semiconductors	21,213,122	21,213,122	—	—
Software	307,761,620	307,761,620	—	—

TOTAL COMMON STOCKS	2,528,698,949	2,429,650,872	99,048,077	—

REAL ESTATE INVESTMENT TRUSTS	30,479,388	13,577,013	16,902,375	—

PREFERRED STOCKS	123,436,750	123,436,750	—	—

U.S TREASURY OBLIGATION	93,999,304	—	93,999,304	—

ASSETS TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobser vable Input
CORPORATE BONDS	$725,224,707	$—	$725,224,707	$—

LOAN AGREEMENTS	54,842,018	—	54,842,018	—

PURCHASED OPTIONS	4,271,346	4,166,626	104,720	—

SHORT-TERM INVESTMENTS	363,802,626	363,802,626	—	—

TOTAL INVESTMENTS	$3,932,992,199	$2,934,633,887	$998,358,312	$—

LIABILITIES TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
WRITTEN OPTIONS	$(39,847,984)	$(39,847,984)	$—	$—

Total Liabilities	$(39,847,984)	$(39,847,984)	$—	$—

The accompanying notes are an integral part of these financial statements.

Open Purchased Options

Call Options — 0.01%

Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
Altria Group Inc.	170	$1,105,000	$65	3/16/2018	$124,780
Altria Group Inc.	170	1,147,500	68	6/15/2018	103,700
AT & T Inc.	1,693	6,602,700	39	4/20/2018	248,871
AT & T Inc.	1,693	6,772,000	40	6/15/2018	237,020
Comcast Corp.	848	3,392,000	40	6/15/2018	217,936
Consumer Discretionary SELT	889	8,445,500	95	3/16/2018	422,275
Consumer Discretionary SELT	889	8,445,500	95	6/15/2018	515,620
CVS Health Corp .	170	1,445,000	85	5/18/2019	12,920
Dr Pepper Snapple Group Inc.	170	1,572,500	93	5/18/2018	108,800
Dr Pepper Snapple Group Inc.	170	1,615,000	95	5/18/2018	88,400
Financial Select Sector SPDR	1,904	4,950,400	26	3/16/2018	437,920
Financial Select Sector SPDR	1,904	4,950,400	26	6/15/2018	498,848
Genuine Parts Co.	85	765,000	90	5/18/2018	63,155
JM Smucker Co ./The	169	1,943,500	115	4/20/2018	196,885
Kraft Heinz Co/The	339	2,881,500	85	4/20/2018	22,035
O’Reilly Automotive Inc.	63	1,386,000	220	5/18/2018	188,370
Synchrony Financial	169	523,900	31	3/16/2018	131,820
Sysco Corp.	85	467,500	55	5/18/2018	55,675
Verizon Communications Inc.	488	2,440,000	50	4/20/2018	180,560
Verizon Communications Inc.	488	2,440,000	50	6/15/2018	198,616
Wells Fargo & Co.~	154	847,000	55	5/18/2018	104,720
Wells Fargo & Co.	154	847,000	55	6/15/2018	112,420

Total Purchased Options					$4,271,346

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Flexibly Managed Fund

Open Written Options

Call Options

Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
Alphabet Inc.	74	$8,880,000	$1,200	1/18/2019	$(307,840)
Alphabet Inc.	37	4,440,000	1,200	1/18/2019	(174,603)
Alphabet Inc.	40	3,360,000	840	1/19/2018	(820,800)
Alphabet Inc.	40	3,440,000	860	1/19/2018	(748,680)
Alphabet Inc.	116	10,208,000	880	1/19/2018	(1,929,312)
Alphabet Inc.	192	17,280,000	900	1/19/2018	(2,840,064)
Alphabet Inc.	186	17,112,000	920	1/19/2018	(2,380,800)
Alphabet Inc.	168	15,792,000	940	1/19/2018	(1 ,831 ,200)
Amazon.com	105	10,500,000	1,000	1/19/2018	(1 ,805,685)
Amazon.com	174	16,530,000	950	1/19/2018	(3,923,700)
Apple, Inc.	547	9,572,500	175	1/19/2018	(43,760)
Apple, Inc.	548	9,864,000	180	1/19/2018	(13,152)
Bank of New York Mellon	892	4,906,000	55	1/18/2019	(358,584)
Bank of New York Mellon	2,339	14,034,000	60	1/18/2019	(411 ,664)
Biogen, Inc.	129	4,515,000	350	1/19/2018	(93,396)
Danaher Corp.	2,225	20,025,000	90	1/19/2018	(778,750)
Mastercard Inc.	846	11,844,000	140	1/19/2018	(1 ,053,270)
Mastercard Inc.	55	660,000	120	1/19/2018	(176,825)
Mastercard Inc.	26	325,000	125	1/19/2018	(71,344)
Mastercard Inc.	1	13,000	130	1/19/2018	(2,214)
State Street Corp.	586	5,860,000	100	1/18/2019	(477,590)
The PNC Financial Services	1,030	13,905,000	135	1/19/2018	(1,077,380)
The PNC Financial Services	99	1,386,000	140	1/18/2019	(136,125)
The PNC Financial Services	99	1,435,500	145	1/18/2019	(117,315)
The PNC Financial Services	99	1,485,000	150	1/18/2019	(94,050)
The PNC Financial Services	99	1,534,500	155	1/18/2019	(68,805)
The Priceline Group Inc.	23	4,370,000	1,900	1/18/2019	(313,950)
The Priceline Group Inc.	23	4,600,000	2,000	1/18/2019	(220,800)
Visa Inc.	543	6,516,000	120	1/18/2019	(434,400)
Visa Inc.	938	9,849,000	105	1/18/2018	(914,550)
Visa Inc.	197	2,068,500	105	1/18/2019	(321,701)
Visa Inc.	197	2,167,000	110	1/18/2019	(260,040)
Visa Inc.	197	2,265,500	115	1/18/2019	(204,289)
Visa Inc.	534	6,675,000	125	1/18/2019	(323,070)
Visa Inc.	1,611	14,499,000	90	1/19/2018	(3,995,280)
Visa Inc.	3,101	29,459,500	95	1/19/2018	(6,093,465)
Zoetis, Inc.	2,429	14,574,000	60	1/19/2018	(2,866,220)
Zoetis, Inc.	1,567	9,793,750	63	1/19/2018	(1,618,711)
Zoetis, Inc.	778	5,057,000	65	1/19/2018	(544,600)

Total Written Options					$(39,847,984)

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Balanced Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 59.7%
Penn Series Index 500 Fund* (Cost $20,424,892)	2,306,409	$50,441,167

AFFILIATED FIXED INCOME FUNDS — 39.9%
Penn Series Quality Bond Fund* (Cost $27,568,890)	2,292,259	33,650,367

SHORT-TERM INVESTMENTS — 0.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $162,735)	162,735	162,735

TOTAL INVESTMENTS — 99.8% (Cost $48,156,517)		$84,254,269

Other Assets & Liabilities — 0.2%		149,184

TOTAL NET ASSETS — 100.0%		$84,403,453

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$50,441,167	$50,441,167	$—	$—
AFFILIATED FIXED INCOME FUNDS	33,650,367	33,650,367	—	—
SHORT-TERM INVESTMENTS	162,735	162,735	—	—

TOTAL INVESTMENTS	$84,254,269	$84,254,269	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Large Growth Stock Fund

	Number of Shares	Value†
COMMON STOCKS — 94.5%
Aerospace & Defense — 2.6%
The Boeing Co.	27,136	$8,002,678

Agriculture — 1.9%
British American Tobacco PLC	24,934	1,685,504
Philip Morris International, Inc.	39,112	4,132,183

		5,817,687

Airlines — 1.8%
American Airlines Group, Inc.	76,800	3,995,904
United Continental Holdings, Inc.*	20,703	1,395,382

		5,391,286

Apparel — 0.3%
NIKE, Inc., Class B	15,900	994,545

Auto Manufacturers — 1.9%
Ferrari N.V.	19,483	2,042,598
Tesla Motors, Inc.*	12,374	3,852,645

		5,895,243

Auto Parts & Equipment — 0.3%
Aptiv PLC	12,200	1,034,926

Banks — 3.1%
First Republic Bank	11,359	984,144
JPMorgan Chase & Co.	30,600	3,272,364
Morgan Stanley	75,600	3,966,732
State Street Corp.	14,800	1,444,628

		9,667,868

Biotechnology — 4.5%
Alexion Pharmaceuticals, Inc.*	27,440	3,281,550
Alnylam Pharmaceuticals, Inc.*	10,487	1,332,373
Biogen, Inc.*	6,941	2,211,194
Celgene Corp.*	11,300	1,179,268
Incyte Corp.*	16,000	1,515,360
Vertex Pharmaceuticals, Inc.*	29,667	4,445,897

		13,965,642

Building Materials — 0.5%
Fortune Brands Home & Security, Inc.	23,367	1,599,237

Commercial Services — 5.9%
Equifax, Inc.	20,461	2,412,761
Mastercard, Inc., Class A	38,500	5,827,360
PayPal Holdings, Inc.*	64,709	4,763,876
TransUnion*	38,157	2,097,109
Vantiv, Inc., Class A*	40,300	2,964,065

		18,065,171

Computers — 6.2%
Apple, Inc.	111,611	18,887,929

Diversified Financial Services — 4.4%
Intercontinental Exchange, Inc.	37,800	2,667,168
TD Ameritrade Holding Corp.	63,183	3,230,547
Visa, Inc., Class A	66,500	7,582,330

		13,480,045

	Number of Shares	Value†

Electric — 0.7%
NextEra Energy, Inc.	14,300	$2,233,517

Electrical Components & Equipment — 0.9%
Acuity Brands, Inc.	15,925	2,802,800

Electronics — 1.8%
Fortive Corp.	32,488	2,350,507
Honeywell International, Inc.	21,600	3,312,576

		5,663,083

Food — 0.3%
The Kraft Heinz Co.	10,900	847,584

Gas — 0.5%
Sempra Energy	13,406	1,433,369

Healthcare Products — 4.5%
Becton Dickinson & Co.,	23,479	5,025,915
Intuitive Surgical, Inc.	11,520	4,204,109
Stryker Corp.	29,300	4,536,812

		13,766,836

Healthcare Services — 5.4%
Aetna, Inc.	2,539	458,010
Anthem, Inc.	14,700	3,307,647
Centene Corp.*	12,979	1,309,321
Cigna Corp.	15,433	3,134,288
Humana, Inc.	5,211	1,292,693
UnitedHealth Group, Inc.	31,600	6,966,536

		16,468,495

Insurance — 0.8%
Chubb Ltd.	16,600	2,425,758

Internet — 25.3%
Alibaba Group Holding Ltd. ADR*	48,668	8,391,823
Alphabet, Inc., Class A*	7,430	7,826,762
Alphabet, Inc., Class C*	8,030	8,402,592
Amazon.com, Inc.*	16,000	18,711,520
Facebook, Inc., Class A*	70,427	12,427,549
Netflix, Inc.*	14,100	2,706,636
Symantec Corp.	136,978	3,843,603
Tencent Holdings Ltd.	74,800	3,871,495
The Priceline Group, Inc.*	6,680	11,608,103

		77,790,083

Lodging — 1.1%
Caesars Entertainment Corp.*	139,265	1,761,702
Marriott International, Inc., Class A	6,239	846,820
MGM Resorts International	22,990	767,636

		3,376,158

Machinery — Diversified — 1.3%
Roper Technologies, Inc.	10,742	2,782,178
Wabtec Corp.	13,341	1,086,358

		3,868,536

Miscellaneous Manufacturing — 1.2%
Danaher Corp.	14,600	1,355,172

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Large Growth Stock Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — (continued)
Illinois Tool Works, Inc.	13,800	$2,302,530

		3,657,702

Pharmaceuticals — 0.4%
Merck & Co., Inc.	14,200	799,034
Zoetis, Inc.	7,100	511,484

		1,310,518

Retail — 2.3%
Dollar General Corp.	13,350	1,241,683
Dollarama, Inc.	9,135	1,141,330
Restaurant Brands International, Inc.	26,879	1,652,521
The Home Depot, Inc.	2,900	549,637
Yum! Brands, Inc.	28,700	2,342,207

		6,927,378

Semiconductors — 1.2%
ASML Holding N.V.	5,700	990,774
Xilinx, Inc.	40,642	2,740,084

		3,730,858

Software — 12.4%
Electronic Arts, Inc.*	26,300	2,763,078
Fidelity National Information Services, Inc.	23,400	2,201,706
Fiserv, Inc.*	18,003	2,360,733
Intuit, Inc.	26,700	4,212,726
Microsoft Corp.	154,600	13,224,484
Red Hat, Inc.*	10,000	1,201,000
salesforce.com, Inc.*	37,000	3,782,510
ServiceNow, Inc.*	19,522	2,545,474
VMware, Inc., Class A*	28,081	3,519,111
Workday, Inc., Class A*	22,308	2,269,616

		38,080,438

Telecommunications — 0.5%
T-Mobile US, Inc.*	24,500	1,555,995

Water — 0.5%
American Water Works Co., Inc.	17,400	1,591,926

TOTAL COMMON STOCKS (Cost $206,816,615)		290,333,291

PREFERRED STOCKS — 1.6%
Internet — 0.7%
Dropbox Inc., Class A*(1),^,~	24,940	292,047
Flipkart Ltd., Ordinary Shares*(1),^,~	474	41,282
Flipkart Ltd., Series A*(1),^,~	164	14,283
Flipkart Ltd., Series C*(1),^,~	285	24,822
Flipkart Ltd., Series E*(1),^,~	532	46,334
Flipkart Ltd., Series G*(1),^,~	2,417	286,109
Flipkart Ltd., Series H*(1),^,~	2,159	303,540
Uber Technologies, Inc., Series G, CONV*(1),^,~	12,545	432,519
Xiaoju Kuaizhi, Inc (didi), CONV*(1),^,~	11,920	607,111

		2,048,047

	Number of Shares	Value†

Lodging — 0.5%
Airbnb, Inc., Series D, CONV*(1),^,~	9,999	$1,170,383
Airbnb, Inc., Series E, CONV*(1),^,~	3,694	432,382

		1,602,765

Real Estate — 0.1%
WeWork Companies, Inc., Class A*(1),^,~	329	15,085
WeWork Companies, Inc., Series E, CONV*(1),^,~	8,297	380,417

		395,502

Software — 0.3%
Magic Leap Inc., Series C, CONV*(1),^,~	15,808	426,816
Magic Leap, Inc., Series D, CONV*(1),^,~	10,934	295,218

		722,034

TOTAL PREFERRED STOCKS (Cost $3,871,587)		4,768,348

REAL ESTATE INVESTMENT TRUSTS — 2.9%
Diversified — 2.7%
American Tower Corp.	18,100	2,582,327
Crown Castle International Corp.	52,033	5,776,183

		8,358,510

Telecommunications — 0.2%
Equinix, Inc.	1,189	538,879

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $6,728,196)		8,897,389

	Par (000)	Value†
CORPORATE BONDS — 0.2%
Lodging — 0.2%
Caesars Entertainment Corp. 5.000%, 10/01/24 (Cost $682,126)	$373	721,814

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 0.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	1,183,770	1,183,770
T. Rowe Price Investment, Ltd.	1,401,360	1,401,360

TOTAL SHORT-TERM INVESTMENTS (Cost $2,585,130)		2,585,130

TOTAL INVESTMENTS — 100.1% (Cost $220,683,654)		$307,305,972

Other Assets & Liabilities — (0.1)%		(174,717)

TOTAL NET ASSETS — 100.0%		$307,131,255

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Large Growth Stock Fund

(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Schedule of Investments.
^	Illiquid security. The total market value of illiquid securities at December 31, 2017 is $4,768,348.
†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2017 is $4,768,348.

ADR — American Depository Receipt.

CONV — Convertible Security.

PLC — Public Limited Company.

Country Weightings as of 12/31/2017††
United States	92%
China	4
Canada	1
Italy	1
Switzerland	1
United Kingdom	1

Total	100%

††% of total investments as of December 31, 2017

Summary of inputs used to value the Fund’s investments as of 12/31/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Aerospace & Defense	$8,002,678	$8,002,678	$—	$—
Agriculture	5,817,687	4,132,183	1,685,504	—
Airlines	5,391,286	5,391,286	—	—
Apparel	994,545	994,545	—	—
Auto Manufacturers	5,895,243	5,895,243	—	—
Auto Parts & Equipment	1,034,926	1,034,926	—	—
Banks	9,667,868	9,667,868	—	—
Biotechnology	13,965,642	13,965,642	—	—
Building Materials	1,599,237	1,599,237	—	—
Commercial Services	18,065,171	18,065,171	—	—
Computers	18,887,929	18,887,929	—	—
Diversified Financial Services	13,480,045	13,480,045	—	—
Electric	2,233,517	2,233,517	—	—
Electrical Components & Equipment	2,802,800	2,802,800	—	—
Electronics	5,663,083	5,663,083	—	—
Food	847,584	847,584	—	—
Gas	1,433,369	1,433,369	—	—

ASSETS TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS (continued)
Healthcare Products	$13,766,836	$13,766,836	$—	$—
Healthcare Services	16,468,495	16,468,495	—	—
Hotels & Resorts	1,761,702	1,761,702	—	—
Insurance	2,425,758	2,425,758	—	—
Internet	77,790,083	73,918,588	3,871,495	—
Lodging	1,614,456	1,614,456	—	—
Machinery — Diversified	3,868,536	3,868,536	—	—
Miscellaneous Manufacturing	3,657,702	3,657,702	—	—
Pharmaceuticals	1,310,518	1,310,518	—	—
Retail	6,927,378	6,927,378	—	—
Semiconductors	3,730,858	3,730,858	—	—
Software	38,080,438	38,080,438	—	—
Telecommunications	1,555,995	1,555,995	—	—
Water	1,591,926	1,591,926	—	—

TOTAL COMMON STOCKS	290,333,291	284,776,292	5,556,999	—

REAL ESTATE INVESTMENT TRUSTS	8,897,389	8,897,389	—	—

PREFERRED STOCKS	4,768,348	—	—	4,768,348
CORPORATE BONDS	721,814	—	721,814	—
SHORT-TERM INVESTMENTS	2,585,130	2,585,130	—	—

TOTAL INVESTMENTS	$307,305,972	$296,258,811	$6,278,813	$4,768,348

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2016	$4,474,572
Change in Appreciation/(Depreciation)	562,414
Purchases	295,218
Sales/Exchange	(501,240)
Realized Gain (Loss)	(62,616)

Balance as of 12/31/2017	$4,768,348

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Large Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 100.3%
Aerospace & Defense — 1.3%
United Technologies Corp.	5,957	$759,935

Apparel — 6.4%
LVMH Moet Hennessy Louis Vuitton S.E.	3,352	983,827
NIKE, Inc., Class B	29,557	1,848,790
VF Corp.	12,099	895,326

		3,727,943

Beverages — 2.5%
PepsiCo, Inc.	6,696	802,984
Pernod Ricard S.A.	4,154	656,974

		1,459,958

Chemicals — 6.8%
Ecolab, Inc.	10,179	1,365,818
LyondellBasell Industries NV, Class A	1,746	192,619
Monsanto Co.	5,042	588,805
PPG Industries, Inc.	7,785	909,443
The Sherwin-Williams Co.	2,298	942,272

		3,998,957

Commercial Services — 6.5%
Equifax, Inc.	4,284	505,169
Mastercard, Inc., Class A	6,961	1,053,617
Moody’s Corp.	7,247	1,069,730
Verisk Analytics, Inc.*	11,855	1,138,080

		3,766,596

Computers — 9.0%
Accenture PLC, Class A	16,811	2,573,596
Apple, Inc.	9,422	1,594,485
Cognizant Technology Solutions Corp., Class A	15,351	1,090,228

		5,258,309

Cosmetics & Personal Care — 8.2%
Colgate-Palmolive Co.	22,499	1,697,550
Coty, Inc., Class A	45,987	914,681
L’Oreal S.A.	2,199	487,255
The Estee Lauder Cos., Inc., Class A	13,102	1,667,098

		4,766,584

Diversified Financial Services — 6.0%
CME Group, Inc.	2,051	299,549
The Blackstone Group LP	31,404	1,005,556
The Charles Schwab Corp.	10,948	562,399
Visa, Inc., Class A	14,476	1,650,553

		3,518,057

Electronics — 7.3%
Amphenol Corp., Class A	11,019	967,468
Fortive Corp.	4,928	356,541
Mettler-Toledo International, Inc.*	1,033	639,964
Thermo Fisher Scientific, Inc.	8,819	1,674,552
Waters Corp.*	3,250	627,867

		4,266,392

Entertainment — 0.8%
Paddy Power Betfair PLC	3,967	471,920

	Number of Shares	Value†

Food — 0.6%
Compass Group PLC	16,348	$352,498

Healthcare Products — 1.2%
DENTSPLY SIRONA, Inc.	2,399	157,926
The Cooper Cos., Inc.	1,728	376,497
Zimmer Biomet Holdings, Inc.	1,560	188,245

		722,668

Household Products & Wares — 1.9%
Church & Dwight Co., Inc.	7,797	391,175
Reckitt Benckiser Group PLC	7,766	724,516

		1,115,691

Insurance — 1.9%
Aon PLC	8,490	1,137,660

Internet — 6.7%
Alphabet, Inc., Class A*	3,688	3,884,939

Media — 3.4%
Comcast Corp., Class A	28,761	1,151,878
The Walt Disney Co.	1,850	198,894
Twenty-First Century Fox, Inc., Class A	17,844	616,153

		1,966,925

Miscellaneous Manufacturing — 2.2%
Colfax Corp.*	10,032	397,468
Danaher Corp.	9,385	871,116

		1,268,584

Oil & Gas Services — 0.8%
Schlumberger Ltd.	6,650	448,144

Pharmaceuticals — 5.5%
Abbott Laboratories	18,205	1,038,959
Eli Lilly & Co.	3,591	303,296
Express Scripts Holding Co.*	4,567	340,881
Roche Holding AG	2,879	727,971
Zoetis, Inc.	11,413	822,192

		3,233,299

Retail — 6.4%
AutoZone, Inc.*	739	525,703
CVS Health Corp.	8,072	585,220
Starbucks Corp.	28,067	1,611,888
The TJX Cos., Inc.	13,592	1,039,244

		3,762,055

Semiconductors — 4.1%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	18,060	716,079
Texas Instruments, Inc.	16,210	1,692,972

		2,409,051

Software — 9.1%
Electronic Arts, Inc.*	8,186	860,021
Fidelity National Information Services, Inc.	12,595	1,185,064
Fiserv, Inc.*	7,436	975,083

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Large Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
Microsoft Corp.	26,684	$2,282,549

		5,302,717

Transportation — 1.7%
Union Pacific Corp.	7,430	996,363

TOTAL COMMON STOCKS (Cost $44,187,726)		58,595,245

SHORT-TERM INVESTMENTS — 0.9%
Money Market — 0.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $509,877)	509,877	509,877

TOTAL INVESTMENTS — 101.2% (Cost $44,697,603)		$59,105,122

Other Assets & Liabilities — (1.2)%		(716,395)

TOTAL NET ASSETS — 100.0%		$58,388,727

†	See Security Valuation Note.
*	Non-income producing security.

LP — Limited Partnership.

ADR — American Depository Receipt.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Aerospace & Defense	$759,935	$759,935	$—	$—
Apparel	3,727,943	2,744,116	983,827	—
Beverages	1,459,958	802,984	656,974	—
Chemicals	3,998,957	3,998,957	—	—
Commercial Services	3,766,596	3,766,596	—	—
Computers	5,258,309	5,258,309	—	—
Cosmetics & Personal Care	4,766,584	4,279,329	487,255	—
Diversified Financial Services	3,518,057	3,518,057	—	—
Electronics	4,266,392	4,266,392	—	—
Entertainment	471,920	—	471,920	—
Food	352,498	—	352,498	—
Healthcare Products	722,668	722,668	—	—
Household Products & Wares	1,115,691	391,175	724,516	—
Insurance	1,137,660	1,137,660	—	—
Internet	3,884,939	3,884,939	—	—

ASSETS TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS (continued)
Media	$1,966,925	$1,966,925	$—	$—
Miscellaneous Manufacturing	1,268,584	1,268,584	—	—
Oil & Gas Services	448,144	448,144	—	—
Pharmaceuticals	3,233,299	2,505,328	727,971	—
Retail	3,762,055	3,762,055	—	—
Semiconductors	2,409,051	2,409,051	—	—
Software	5,302,717	5,302,717	—	—
Transportation	996,363	996,363	—	—

TOTAL COMMON STOCKS	58,595,245	54,190,284	4,404,961	—

SHORT-TERM INVESTMENTS	509,877	509,877	—	—

TOTAL INVESTMENTS	$59,105,122	$54,700,161	$4,404,961	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Large Core Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 97.3%
Aerospace & Defense — 8.6%
TransDigm Group, Inc.	15,330	$4,209,925
United Technologies Corp.	50,976	6,503,008

		10,712,933

Apparel — 7.6%
LVMH Moet Hennessy Louis Vuitton S.E.	20,638	6,057,346
NIKE, Inc., Class B	54,454	3,406,098

		9,463,444

Building Materials — 3.2%
Martin Marietta Materials, Inc.	9,079	2,006,822
Vulcan Materials Co.	15,170	1,947,373

		3,954,195

Chemicals — 1.7%
The Sherwin-Williams Co.	5,134	2,105,145

Commercial Services — 5.5%
IHS Markit Ltd.*	41,471	1,872,415
Mastercard, Inc., Class A	12,388	1,875,048
S&P Global, Inc.	18,065	3,060,211

		6,807,674

Electronics — 1.4%
Fortive Corp.	24,813	1,795,221

Insurance — 6.2%
Berkshire Hathaway, Inc., Class B*	32,238	6,390,216
Markel Corp.*	1,124	1,280,382

		7,670,598

Internet — 23.7%
Alphabet, Inc., Class C*	7,180	7,513,152
Amazon.com, Inc.*	8,969	10,488,977
Facebook, Inc., Class A*	30,241	5,336,327
The Priceline Group, Inc.*	1,065	1,850,693
Twitter, Inc.*	179,335	4,305,833

		29,494,982

Leisure Time — 1.1%
Harley-Davidson, Inc.	26,638	1,355,341

Media — 4.4%
The Walt Disney Co.	51,252	5,510,103

Miscellaneous Manufacturing — 2.5%
Danaher Corp.	33,350	3,095,547

Pharmaceuticals — 2.4%
Zoetis, Inc.	42,387	3,053,559

Retail — 12.4%
L Brands, Inc.	20,727	1,248,180
Starbucks Corp.	107,690	6,184,637
The TJX Cos., Inc.	59,626	4,559,004
Ulta Beauty, Inc.*	15,500	3,466,730

		15,458,551

Software — 10.1%
Activision Blizzard, Inc.	67,225	4,256,687

	Number of Shares	Value†

Software — (continued)
salesforce.com, Inc.*	45,797	$4,681,827
ServiceNow, Inc.*	14,514	1,892,481
Workday, Inc., Class A*	17,699	1,800,696

		12,631,691

Textiles — 1.0%
Mohawk Industries, Inc.*	4,575	1,262,243

Transportation — 5.5%
Union Pacific Corp.	50,703	6,799,272

TOTAL COMMON STOCKS (Cost $100,384,695)		121,170,499

SHORT-TERM INVESTMENTS — 2.8%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $3,486,133)	3,486,133	3,486,133

TOTAL INVESTMENTS — 100.1% (Cost $103,870,828)		$124,656,632

Other Assets & Liabilities — (0.1)%		(163,372)

TOTAL NET ASSETS — 100.0%		$124,493,260

†	See Security Valuation Note.
*	Non-income producing security.

Country Weightings as of 12/31/2017††
United States	94%
France	5
United Kingdom	1

Total	100%

††%	of total investments as of December 31, 2017

Summary of inputs used to value the Fund’s investments as of 12/31/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Aerospace & Defense	$10,712,933	$10,712,933	$—	$—
Apparel	9,463,444	3,406,098	6,057,346	—
Building Materials	3,954,195	3,954,195	—	—
Chemicals	2,105,145	2,105,145	—	—
Commercial Services	6,807,674	6,807,674	—	—
Electronics	1,795,221	1,795,221	—	—
Insurance	7,670,598	7,670,598	—	—

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Large Core Growth Fund

ASSETS TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS (continued)
Internet	$29,494,982	$29,494,982	$—	$—
Leisure Time	1,355,341	1,355,341	—	—
Media	5,510,103	5,510,103	—	—
Miscellaneous Manufacturing	3,095,547	3,095,547	—	—
Pharmaceuticals	3,053,559	3,053,559	—	—
Retail	15,458,551	15,458,551	—	—
Software	12,631,691	12,631,691	—	—
Textiles	1,262,243	1,262,243	—	—
Transportation	6,799,272	6,799,272	—	—

TOTAL COMMON STOCKS	121,170,499	115,113,153	6,057,346	—

SHORT-TERM INVESTMENTS	3,486,133	3,486,133	—	—

TOTAL INVESTMENTS	$124,656,632	$118,599,286	$6,057,346	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Large Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 97.7%
Aerospace & Defense — 5.4%
Harris Corp.	26,236	$3,716,329
Northrop Grumman Corp.	9,717	2,982,245
United Technologies Corp.	33,312	4,249,612

		10,948,186

Agriculture — 1.5%
Philip Morris International, Inc.	28,983	3,062,054

Banks — 16.5%
Bank of America Corp.	219,640	6,483,773
Citigroup, Inc.	65,574	4,879,362
Fifth Third Bancorp	82,542	2,504,324
JPMorgan Chase & Co.	66,305	7,090,657
State Street Corp.	27,818	2,715,315
The PNC Financial Services Group, Inc.	26,225	3,784,005
Wells Fargo & Co.	93,787	5,690,057

		33,147,493

Beverages — 1.4%
PepsiCo, Inc.	23,820	2,856,494

Building Materials — 2.6%
Johnson Controls International PLC	86,945	3,313,474
Vulcan Materials Co.	15,637	2,007,322

		5,320,796

Chemicals — 1.6%
DowDuPont, Inc.	45,947	3,272,345

Commercial Services — 1.5%
Alliance Data Systems Corp.	11,716	2,969,772

Computers — 1.8%
Apple, Inc.	13,507	2,285,790
Diebold Nixdorf, Inc.	78,781	1,288,069

		3,573,859

Diversified Financial Services — 5.4%
American Express Co.	24,680	2,450,971
Ameriprise Financial, Inc.	20,193	3,422,108
Discover Financial Services	35,598	2,738,198
FNF Group	57,647	2,262,068

		10,873,345

Electric — 3.8%
Exelon Corp.	80,948	3,190,160
NextEra Energy, Inc.	19,737	3,082,722
PG&E Corp.	28,360	1,271,379

		7,544,261

Electronics — 1.6%
Honeywell International, Inc.	21,082	3,233,135

Food — 1.6%
Mondelez International, Inc., Class A	72,923	3,121,104

Healthcare Products — 2.0%
Medtronic PLC	50,669	4,091,522

	Number of Shares	Value†

Healthcare Services — 4.2%
Humana, Inc.	8,446	$2,095,199
Laboratory Corp. of America Holdings*	19,110	3,048,236
UnitedHealth Group, Inc.	15,387	3,392,218

		8,535,653

Housewares — 0.7%
Newell Brands, Inc.	46,893	1,448,994

Insurance — 4.7%
American International Group, Inc.	59,465	3,542,924
MetLife, Inc.	63,562	3,213,695
The Travelers Cos, Inc.	20,539	2,785,910

		9,542,529

Internet — 1.9%
Liberty Interactive Corp. QVC Group, Class A*	90,828	2,218,020
Symantec Corp.	54,432	1,527,362

		3,745,382

Leisure Time — 0.8%
Harley-Davidson, Inc.	31,575	1,606,536

Media — 4.6%
Comcast Corp., Class A	101,888	4,080,615
Nielsen Holdings PLC	60,628	2,206,859
The Walt Disney Co.	7,555	812,238
Twenty-First Century Fox, Inc., Class B	61,951	2,113,768

		9,213,480

Miscellaneous Manufacturing — 2.5%
Eaton Corp. PLC	27,535	2,175,541
Pentair PLC	39,031	2,756,369

		4,931,910

Oil & Gas — 6.9%
Anadarko Petroleum Corp.	56,092	3,008,775
Chevron Corp.	34,025	4,259,590
Hess Corp.	31,016	1,472,329
Marathon Petroleum Corp.	43,715	2,884,316
Royal Dutch Shell PLC ADR, Class A	34,772	2,319,640

		13,944,650

Oil & Gas Services — 2.3%
Baker Hughes a GE Co.	76,254	2,412,677
Halliburton Co.	45,536	2,225,344

		4,638,021

Packaging and Containers — 1.6%
Sealed Air Corp.	64,482	3,178,963

Pharmaceuticals — 8.2%
Abbott Laboratories	67,019	3,824,774
Allergan PLC	16,273	2,661,938
Bristol-Myers Squibb Co.	27,526	1,686,793
Eli Lilly & Co.	20,124	1,699,673
Merck & Co., Inc.	53,155	2,991,032
Pfizer, Inc.	100,205	3,629,425

		16,493,635

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Large Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Real Estate — 1.2%
CBRE Group, Inc., Class A*	54,828	$2,374,601

Retail — 1.5%
Advance Auto Parts, Inc.	17,872	1,781,660
CVS Health Corp.	17,022	1,234,095

		3,015,755

Semiconductors — 1.2%
QUALCOMM, Inc.	37,372	2,392,555

Software — 3.8%
Microsoft Corp.	43,803	3,746,908
Oracle Corp.	83,774	3,960,835

		7,707,743

Telecommunications — 3.4%
Cisco Systems, Inc.	97,708	3,742,216
Verizon Communications, Inc.	57,641	3,050,938

		6,793,154

Transportation — 1.5%
Norfolk Southern Corp.	21,269	3,081,878

TOTAL COMMON STOCKS (Cost $146,760,112)		196,659,805

REAL ESTATE INVESTMENT TRUSTS — 2.0%
Advertising — 0.7%
Outfront Media, Inc.	59,470	1,379,704

Diversified — 1.3%
Weyerhaeuser Co.	74,627	2,631,348

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,522,039)		4,011,052

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $966,706)	966,706	966,706

TOTAL INVESTMENTS — 100.2% (Cost $151,248,857)		$201,637,563

Other Assets & Liabilities — (0.2)%		(419,059)

TOTAL NET ASSETS — 100.0%		$201,218,504

†	See Security Valuation Note.
*	Non-income producing security.
ADR	— American Depository Receipt.
PLC	— Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$196,659,805	$196,659,805	$—	$—

REAL ESTATE INVESTMENT TRUSTS	4,011,052	4,011,052	—	—

SHORT-TERM INVESTMENTS	966,706	966,706	—	—

TOTAL INVESTMENTS	$201,637,563	$201,637,563	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Large Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — 93.3%
Agriculture — 3.6%
Altria Group, Inc.	23,524	$1,679,849
Philip Morris International, Inc.	57,125	6,035,256

		7,715,105

Apparel — 1.8%
NIKE, Inc., Class B	29,526	1,846,851
VF Corp.	28,432	2,103,968

		3,950,819

Auto Parts & Equipment — 0.5%
The Goodyear Tire & Rubber Co.	35,926	1,160,769

Banks — 16.4%
Bank of America Corp.	263,168	7,768,719
Credit Suisse Group AG ADR	134,115	2,393,953
First Republic Bank	29,635	2,567,576
Great Western Bancorp, Inc.	35,732	1,422,134
JPMorgan Chase & Co.	69,014	7,380,357
KeyCorp.	166,073	3,349,693
The PNC Financial Services Group, Inc.	15,901	2,294,355
U.S. Bancorp	54,778	2,935,005
Wells Fargo & Co.	86,444	5,244,558

		35,356,350

Beverages — 1.0%
PepsiCo, Inc.	17,061	2,045,955

Biotechnology — 1.1%
Gilead Sciences, Inc.	33,847	2,424,799

Computers — 1.4%
Leidos Holdings, Inc.	45,231	2,920,566

Cosmetics & Personal Care — 2.3%
Colgate-Palmolive Co.	47,909	3,614,734
The Estee Lauder Cos., Inc., Class A	10,210	1,299,120

		4,913,854

Diversified Financial Services — 4.4%
Ally Financial, Inc.	68,126	1,986,554
Discover Financial Services	31,566	2,428,057
E*TRADE Financial Corp.*	36,681	1,818,277
Raymond James Financial, Inc.	14,773	1,319,229
The Charles Schwab Corp.	39,240	2,015,759

		9,567,876

Electric — 4.4%
CMS Energy Corp.	72,795	3,443,204
Edison International	8,297	524,702
NextEra Energy, Inc.	35,133	5,487,423

		9,455,329

Electronics — 1.4%
FLIR Systems, Inc.	66,502	3,100,323

Food — 3.6%
McCormick & Co., Inc.	31,904	3,251,337
Mondelez International, Inc., Class A	108,063	4,625,096

		7,876,433

	Number of Shares	Value†

Forest Products & Paper — 1.3%
International Paper Co.	50,090	$2,902,215

Gas — 1.6%
Sempra Energy	32,757	3,502,378

Healthcare Products — 1.0%
Boston Scientific Corp.*	84,617	2,097,655

Healthcare Services — 1.2%
Aetna, Inc.	9,840	1,775,037
Anthem, Inc.	3,890	875,289

		2,650,326

Insurance — 2.7%
American Financial Group, Inc.	11,848	1,285,982
Berkshire Hathaway, Inc., Class B*	23,269	4,612,381

		5,898,363

Internet — 1.0%
Alphabet, Inc., Class C*	2,120	2,218,368

Media — 1.1%
The Walt Disney Co.	21,502	2,311,680

Mining — 0.8%
Rio Tinto PLC ADR	32,219	1,705,352

Miscellaneous Manufacturing — 3.3%
Hexcel Corp.	36,807	2,276,513
Parker-Hannifin Corp.	6,766	1,350,358
Textron, Inc.	62,601	3,542,591

		7,169,462

Oil & Gas — 9.2%
Chevron Corp.	45,275	5,667,977
ConocoPhillips	76,160	4,180,422
EOG Resources, Inc.	33,930	3,661,386
Exxon Mobil Corp.	45,273	3,786,634
Phillips 66	26,079	2,637,891

		19,934,310

Oil & Gas Services — 2.1%
Core Laboratories N.V.	15,365	1,683,236
Halliburton Co.	43,282	2,115,191
Oceaneering International, Inc.	33,525	708,719

		4,507,146

Packaging and Containers — 0.7%
Ball Corp.	39,845	1,508,133

Pharmaceuticals — 8.4%
Eli Lilly & Co.	18,943	1,599,926
Johnson & Johnson	68,102	9,515,211
Pfizer, Inc.	144,899	5,248,242
Zoetis, Inc.	25,089	1,807,412

		18,170,791

Retail — 3.9%
Lululemon Athletica, Inc.*	29,702	2,334,280
Starbucks Corp.	37,381	2,146,791

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Large Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
The Home Depot, Inc.	13,718	$2,599,973
Tiffany & Co.	13,179	1,369,957

		8,451,001

Semiconductors — 4.4%
Intel Corp.	105,103	4,851,555
QUALCOMM, Inc.	71,067	4,549,709

		9,401,264

Telecommunications — 4.7%
AT&T, Inc.	56,295	2,188,750
Verizon Communications, Inc.	151,443	8,015,878

		10,204,628

Transportation — 4.0%
C.H. Robinson Worldwide, Inc.	53,509	4,767,117
CSX Corp.	69,175	3,805,317

		8,572,434

TOTAL COMMON STOCKS (Cost $175,314,985)		201,693,684

REAL ESTATE INVESTMENT TRUSTS — 7.3%
Apartments — 1.6%
Equity Residential	54,521	3,476,804

Diversified Financial Services — 0.8%
DCT Industrial Trust, Inc.	28,694	1,686,633

Office Property — 1.1%
Boston Properties, Inc.	17,377	2,259,531

Regional Malls — 2.3%
Simon Property Group, Inc.	29,418	5,052,248

Storage & Warehousing — 1.5%
Public Storage	15,922	3,327,698

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $16,158,154)		15,802,914

SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $903,854)	903,854	903,854

TOTAL INVESTMENTS — 101.0% (Cost $192,376,993)		$218,400,452

Other Assets & Liabilities — (1.0)%		(2,186,646)

TOTAL NET ASSETS — 100.0%		$216,213,806

†	See Security Valuation Note.
*	Non-income producing security.
ADR	— American Depository Receipt.
PLC	— Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$201,693,684	$201,693,684	$—	$—

REAL ESTATE INVESTMENT TRUSTS	15,802,914	15,802,914	—	—

SHORT-TERM INVESTMENTS	903,854	903,854	—	—

TOTAL INVESTMENTS	$218,400,452	$218,400,452	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — 97.0%
Advertising — 0.1%
Omnicom Group, Inc.	4,867	$354,464
The Interpublic Group of Cos., Inc.	7,882	158,901

		513,365

Aerospace & Defense — 2.5%
Arconic, Inc.	7,949	216,610
General Dynamics Corp.	5,889	1,198,117
Harris Corp.	2,600	368,290
L3 Technologies, Inc.	1,600	316,560
Lockheed Martin Corp.	5,313	1,705,739
Northrop Grumman Corp.	3,692	1,133,112
Raytheon Co.	6,176	1,160,162
Rockwell Collins, Inc.	3,545	480,773
The Boeing Co.	11,821	3,486,131
TransDigm Group, Inc.	1,000	274,620
United Technologies Corp.	15,713	2,004,507

		12,344,621

Agriculture — 1.4%
Altria Group, Inc.	40,870	2,918,527
Archer-Daniels-Midland Co.	11,799	472,904
Philip Morris International, Inc.	32,837	3,469,229

		6,860,660

Airlines — 0.5%
Alaska Air Group, Inc.	2,800	205,828
American Airlines Group, Inc.	9,100	473,473
Delta Air Lines, Inc.	14,100	789,600
Southwest Airlines Co.	11,615	760,202
United Continental Holdings, Inc.*	5,400	363,960

		2,593,063

Apparel — 0.6%
Hanesbrands, Inc.	7,600	158,916
Michael Kors Holdings Ltd.*	3,400	214,030
NIKE, Inc., Class B	27,899	1,745,082
Ralph Lauren Corp.	1,228	127,331
Under Armour, Inc., Class A*	3,900	56,277
Under Armour, Inc., Class C*	3,927	52,308
VF Corp.	6,908	511,192

		2,865,136

Auto Manufacturers — 0.5%
Ford Motor Co.	83,167	1,038,756
General Motors Co.	27,070	1,109,599
PACCAR, Inc.	7,644	543,336

		2,691,691

Auto Parts & Equipment — 0.2%
Aptiv PLC	5,700	483,531
BorgWarner, Inc.	4,300	219,687
The Goodyear Tire & Rubber Co.	5,606	181,130

		884,348

Banks — 8.0%
Bank of America Corp.	206,211	6,087,349
BB&T Corp.	17,199	855,134

	Number of Shares	Value†

Banks — (continued)
Capital One Financial Corp.	10,341	$1,029,757
Citigroup, Inc.	56,169	4,179,535
Citizens Financial Group, Inc.	10,690	448,766
Comerica, Inc.	3,844	333,698
Fifth Third Bancorp	14,847	450,458
Huntington Bancshares, Inc.	23,365	340,194
JPMorgan Chase & Co.	73,811	7,893,348
KeyCorp.	23,399	471,958
M&T Bank Corp.	3,228	551,956
Morgan Stanley	29,877	1,567,646
Northern Trust Corp.	4,647	464,189
Regions Financial Corp.	24,794	428,440
State Street Corp.	7,647	746,424
SunTrust Banks, Inc.	10,288	664,502
The Bank of New York Mellon Corp.	22,180	1,194,615
The Goldman Sachs Group, Inc.	7,443	1,896,179
The PNC Financial Services Group, Inc.	10,118	1,459,926
U.S. Bancorp	33,608	1,800,716
Wells Fargo & Co.	94,216	5,716,085
Zions Bancorporation	4,304	218,772

		38,799,647

Beverages — 2.0%
Brown-Forman Corp., Class B	3,886	266,851
Constellation Brands, Inc., Class A	3,610	825,138
Dr. Pepper Snapple Group, Inc.	4,000	388,240
Molson Coors Brewing Co., Class B	3,938	323,192
Monster Beverage Corp.*	8,504	538,218
PepsiCo, Inc.	30,323	3,636,334
The Coca-Cola Co.	81,569	3,742,386

		9,720,359

Biotechnology — 2.2%
Alexion Pharmaceuticals, Inc.*	4,700	562,073
Amgen, Inc.	15,524	2,699,624
Biogen, Inc.*	4,465	1,422,415
Celgene Corp.*	16,656	1,738,220
Gilead Sciences, Inc.	27,744	1,987,580
Illumina, Inc.*	3,100	677,319
Incyte Corp.*	3,700	350,427
Regeneron Pharmaceuticals, Inc.*	1,600	601,536
Vertex Pharmaceuticals, Inc.*	5,400	809,244

		10,848,438

Building Materials — 0.4%
Fortune Brands Home & Security, Inc.	3,200	219,008
Johnson Controls International PLC	19,698	750,691
Martin Marietta Materials, Inc.	1,292	285,584
Masco Corp.	6,777	297,781
Vulcan Materials Co.	2,841	364,699

		1,917,763

Chemicals — 2.2%
Air Products & Chemicals, Inc.	4,573	750,338
Albemarle Corp.	2,400	306,936
CF Industries Holdings, Inc.	5,300	225,462

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Chemicals — (continued)
DowDuPont, Inc.	49,710	$3,540,346
Eastman Chemical Co.	2,982	276,252
Ecolab, Inc.	5,459	732,489
FMC Corp.	2,800	265,048
International Flavors & Fragrances, Inc.	1,675	255,622
LyondellBasell Industries NV, Class A	6,900	761,208
Monsanto Co.	9,336	1,090,258
PPG Industries, Inc.	5,428	634,099
Praxair, Inc.	6,026	932,102
The Mosaic Co.	7,600	195,016
The Sherwin-Williams Co.	1,734	711,009

		10,676,185

Commercial Services — 2.3%
Allegion PLC	1,966	156,415
Alliance Data Systems Corp.	1,000	253,480
Automatic Data Processing, Inc.	9,414	1,103,227
Cintas Corp.	1,801	280,650
Equifax, Inc.	2,677	315,672
Gartner, Inc.*	2,000	246,300
Global Payments, Inc.	3,281	328,887
H&R Block, Inc.	4,166	109,232
IHS Markit Ltd.*	7,000	316,050
Mastercard, Inc., Class A	19,822	3,000,258
Moody’s Corp.	3,473	512,650
Paychex, Inc.	6,975	474,858
PayPal Holdings, Inc.*	23,782	1,750,831
Quanta Services, Inc.*	3,400	132,974
Robert Half International, Inc.	2,707	150,347
S&P Global, Inc.	5,386	912,388
The Western Union Co.	9,878	187,781
Total System Services, Inc.	3,477	274,996
United Rentals, Inc.*	1,729	297,232
Verisk Analytics, Inc.*	3,300	316,800

		11,121,028

Computers — 5.6%
Accenture PLC, Class A	13,200	2,020,788
Apple, Inc.	109,165	18,473,993
Cognizant Technology Solutions Corp., Class A	12,404	880,932
CSRA, Inc.	3,357	100,441
DXC Technology Co.	5,925	562,282
Hewlett Packard Enterprise Co.	34,483	495,176
HP, Inc.	35,158	738,670
International Business Machines Corp.	18,318	2,810,348
NetApp, Inc.	5,821	322,018
Seagate Technology PLC	6,300	263,592
Western Digital Corp.	6,197	492,847

		27,161,087

Cosmetics & Personal Care — 1.5%
Colgate-Palmolive Co.	18,804	1,418,762
Coty, Inc., Class A	10,656	211,948
The Estee Lauder Cos., Inc., Class A	4,774	607,444
The Procter & Gamble Co.	54,232	4,982,836

		7,220,990

	Number of Shares	Value†

Distribution & Wholesale — 0.2%
Fastenal Co.	6,200	$339,078
Genuine Parts Co.	3,205	304,507
LKQ Corp.*	6,400	260,288
W.W. Grainger, Inc.	1,172	276,885

		1,180,758

Diversified Financial Services — 3.0%
Affiliated Managers Group, Inc.	1,200	246,300
American Express Co.	15,273	1,516,762
Ameriprise Financial, Inc.	3,090	523,662
BlackRock, Inc.	2,599	1,335,132
Cboe Global Markets, Inc.	2,300	286,557
CME Group, Inc.	7,260	1,060,323
Discover Financial Services	7,819	601,438
E*TRADE Financial Corp.*	5,881	291,521
Franklin Resources, Inc.	7,156	310,069
Intercontinental Exchange, Inc.	12,550	885,528
Invesco Ltd.	8,867	324,000
Nasdaq, Inc.	2,500	192,075
Navient Corp.	6,134	81,705
Raymond James Financial, Inc.	2,800	250,040
Synchrony Financial	16,212	625,945
T. Rowe Price Group, Inc.	4,981	522,656
The Charles Schwab Corp.	25,369	1,303,206
Visa, Inc., Class A	38,525	4,392,621

		14,749,540

Diversified Operations — 0.0%
Leucadia National Corp.	6,365	168,609

Electric — 2.6%
AES Corp.	14,644	158,595
Alliant Energy Corp.	4,717	200,991
Ameren Corp.	5,005	295,245
American Electric Power Co., Inc.	10,329	759,905
CMS Energy Corp.	6,243	295,294
Consolidated Edison, Inc.	6,605	561,095
Dominion Resources, Inc.	13,509	1,095,040
DTE Energy Co.	3,892	426,018
Duke Energy Corp.	14,918	1,254,753
Edison International	6,808	430,538
Entergy Corp.	3,847	313,107
Eversource Energy	6,793	429,182
Exelon Corp.	19,610	772,830
FirstEnergy Corp.	9,256	283,419
NextEra Energy, Inc.	9,979	1,558,620
NRG Energy, Inc.	6,300	179,424
PG&E Corp.	10,950	490,888
Pinnacle West Capital Corp.	2,369	201,791
PPL Corp.	14,698	454,903
Public Service Enterprise Group, Inc.	10,749	553,573
SCANA Corp.	3,100	123,318
The Southern Co.	21,143	1,016,767
WEC Energy Group, Inc.	6,750	448,403
Xcel Energy, Inc.	11,030	530,653

		12,834,352

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electrical Components & Equipment — 0.3%
Acuity Brands, Inc.	800	$140,800
AMETEK, Inc.	5,000	362,350
Emerson Electric Co.	13,776	960,049

		1,463,199

Electronics — 1.5%
Agilent Technologies, Inc.	6,692	448,163
Amphenol Corp., Class A	6,604	579,831
FLIR Systems, Inc.	3,043	141,865
Fortive Corp.	6,505	470,637
Garmin Ltd.	2,400	142,968
Honeywell International, Inc.	16,225	2,488,266
Mettler-Toledo International, Inc.*	555	343,834
PerkinElmer, Inc.	2,516	183,970
TE Connectivity Ltd.	7,400	703,296
Thermo Fisher Scientific, Inc.	8,382	1,591,574
Waters Corp.*	1,758	339,628

		7,434,032

Engineering & Construction — 0.1%
Fluor Corp.	3,170	163,730
Jacobs Engineering Group, Inc.	2,583	170,375

		334,105

Environmental Control — 0.2%
Republic Services, Inc.	4,914	332,235
Stericycle, Inc.*	1,700	115,583
Waste Management, Inc.	8,700	750,810

		1,198,628

Food — 1.4%
Campbell Soup Co.	4,016	193,210
Conagra Brands, Inc.	8,691	327,390
General Mills, Inc.	12,210	723,931
Hormel Foods Corp.	5,600	203,784
Kellogg Co.	5,466	371,579
McCormick & Co., Inc.	2,419	246,520
Mondelez International, Inc., Class A	31,669	1,355,433
Sysco Corp.	10,352	628,677
The Hershey Co.	2,987	339,054
The J.M. Smucker Co.	2,434	302,400
The Kraft Heinz Co.	12,797	995,095
The Kroger Co.	18,634	511,503
Tyson Foods, Inc., Class A	6,249	506,607

		6,705,183

Forest Products & Paper — 0.1%
International Paper Co.	8,867	513,754

Gas — 0.2%
CenterPoint Energy, Inc.	9,322	264,372
NiSource, Inc.	7,365	189,060
Sempra Energy	5,398	577,154

		1,030,586

	Number of Shares	Value†

Hand & Machine Tools — 0.2%
Snap-on, Inc.	1,228	$214,041
Stanley Black & Decker, Inc.	3,199	542,838

		756,879

Healthcare Products — 2.1%
Align Technology, Inc.*	1,487	330,396
Baxter International, Inc.	10,542	681,435
Becton Dickinson & Co.,	5,618	1,202,562
Boston Scientific Corp.*	29,548	732,495
DENTSPLY SIRONA, Inc.	4,726	311,113
Edwards Lifesciences Corp.*	4,537	511,365
Henry Schein, Inc.*	3,400	237,592
Hologic, Inc.*	5,900	252,225
IDEXX Laboratories, Inc.*	1,900	297,122
Intuitive Surgical, Inc.*	2,353	858,704
Medtronic PLC	28,677	2,315,668
Patterson Cos., Inc.	1,974	71,321
ResMed, Inc.	3,100	262,539
Stryker Corp.	6,681	1,034,486
The Cooper Cos., Inc.	1,000	217,880
Varian Medical Systems, Inc.*	1,961	217,965
Zimmer Biomet Holdings, Inc.	4,329	522,380

		10,057,248

Healthcare Services — 2.3%
Aetna, Inc.	6,908	1,246,134
Anthem, Inc.	5,439	1,223,829
Centene Corp.*	3,700	373,256
Cigna Corp.	5,357	1,087,953
DaVita, Inc.*	3,398	245,506
Envision Healthcare Corp.*	2,623	90,651
HCA Healthcare, Inc.*	6,200	544,608
Humana, Inc.	3,110	771,498
IQVIA Holdings Inc.*	3,000	293,700
Laboratory Corp. of America Holdings*	2,177	347,253
Quest Diagnostics, Inc.	2,987	294,190
UnitedHealth Group, Inc.	20,508	4,521,194
Universal Health Services, Inc., Class B	1,955	221,599

		11,261,371

Home Builders — 0.2%
D.R. Horton, Inc.	7,376	376,692
Lennar Corp., Class A	4,236	267,885
PulteGroup, Inc.	5,834	193,980

		838,557

Home Furnishings — 0.1%
Whirlpool Corp.	1,569	264,596

Household Products & Wares — 0.4%
Avery Dennison Corp.	1,883	216,281
Church & Dwight Co., Inc.	5,200	260,884
Kimberly-Clark Corp.	7,603	917,378
The Clorox Co.	2,797	416,026

		1,810,569

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Housewares — 0.1%
Newell Brands, Inc.	10,416	$321,854

Insurance — 4.3%
Aflac, Inc.	8,310	729,452
American International Group, Inc.	18,685	1,113,252
Aon PLC	5,344	716,096
Arthur J Gallagher & Co.	4,000	253,120
Assurant, Inc.	1,160	116,974
Berkshire Hathaway, Inc., Class B*	40,853	8,097,882
Brighthouse Financial, Inc.*	2,135	125,196
Chubb Ltd.	9,960	1,455,455
Cincinnati Financial Corp.	3,292	246,801
Everest Re Group Ltd.	900	199,134
Lincoln National Corp.	4,773	366,900
Loews Corp.	5,825	291,425
Marsh & McLennan Cos., Inc.	10,882	885,686
MetLife, Inc.	22,485	1,136,842
Principal Financial Group, Inc.	5,765	406,778
Prudential Financial, Inc.	9,030	1,038,269
The Allstate Corp.	7,676	803,754
The Hartford Financial Services Group, Inc.	7,927	446,132
The Progressive Corp.	12,556	707,154
The Travelers Cos, Inc.	5,831	790,917
Torchmark Corp.	2,314	209,903
Unum Group	4,976	273,133
Willis Towers Watson PLC	2,745	413,644
XL Group Ltd.	5,549	195,103

		21,019,002

Internet — 7.8%
Alphabet, Inc., Class A*	6,326	6,663,809
Alphabet, Inc., Class C*	6,403	6,700,099
Amazon.com, Inc.*	8,502	9,942,834
eBay, Inc.*	20,531	774,840
Expedia, Inc.	2,594	310,684
F5 Networks, Inc.*	1,300	170,586
Facebook, Inc., Class A*	50,700	8,946,522
Netflix, Inc.*	9,169	1,760,081
Symantec Corp.	12,738	357,428
The Priceline Group, Inc.*	1,038	1,803,774
TripAdvisor, Inc.*	2,594	89,389
VeriSign, Inc.*	1,909	218,466

		37,738,512

Iron & Steel — 0.1%
Nucor Corp.	6,735	428,211

Leisure Time — 0.3%
Carnival Corp.	8,545	567,132
Harley-Davidson, Inc.	3,828	194,768
Norwegian Cruise Line Holdings Ltd.*	3,800	202,350
Royal Caribbean Cruises Ltd.	3,500	417,480

		1,381,730

Lodging — 0.4%
Hilton Worldwide Holdings, Inc.	4,400	351,384
Marriott International, Inc., Class A	6,666	904,776

	Number of Shares	Value†

Lodging — (continued)
MGM Resorts International	10,500	$350,595
Wyndham Worldwide Corp.	2,260	261,866
Wynn Resorts Ltd.	1,730	291,661

		2,160,282

Machinery — Construction & Mining — 0.4%
Caterpillar, Inc.	12,528	1,974,162

Machinery — Diversified — 0.6%
Cummins, Inc.	3,374	595,983
Deere & Co.	6,832	1,069,276
Flowserve Corp.	2,800	117,964
Rockwell Automation, Inc.	2,771	544,086
Roper Technologies, Inc.	2,200	569,800
Xylem, Inc.	3,854	262,843

		3,159,952

Media — 2.7%
CBS Corp., Class B	7,470	440,730
Charter Communications, Inc., Class A*	4,142	1,391,546
Comcast Corp., Class A	99,739	3,994,547
Discovery Communications, Inc., Class A*	3,500	78,330
Discovery Communications, Inc., Class C*	4,700	99,499
DISH Network Corp., Class A*	5,000	238,750
News Corp., Class A	7,615	123,439
News Corp., Class B	2,500	41,500
Nielsen Holdings PLC	7,400	269,360
Scripps Networks Interactive, Inc., Class A	2,056	175,541
The Walt Disney Co.	32,087	3,449,674
Time Warner, Inc.	16,439	1,503,675
Twenty-First Century Fox, Inc., Class A	22,792	787,008
Twenty-First Century Fox, Inc., Class B	9,100	310,492
Viacom, Inc., Class B	7,381	227,409

		13,131,500

Mining — 0.2%
Freeport-McMoRan, Inc.*	28,596	542,180
Newmont Mining Corp.	11,283	423,338

		965,518

Miscellaneous Manufacturing — 2.4%
3M Co.	12,680	2,984,492
A.O. Smith Corp.	3,200	196,096
Danaher Corp.	12,968	1,203,690
Dover Corp.	3,405	343,871
Eaton Corp. PLC	9,306	735,267
General Electric Co.	183,974	3,210,346
Illinois Tool Works, Inc.	6,519	1,087,695
Ingersoll-Rand PLC	5,500	490,545
Leggett & Platt, Inc.	2,854	136,221
Parker-Hannifin Corp.	2,881	574,990
Pentair PLC	3,619	255,574
Textron, Inc.	5,776	326,864

		11,545,651

Office & Business Equipment — 0.0%
Xerox Corp.	4,538	132,283

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — 4.9%
Anadarko Petroleum Corp.	12,059	$646,845
Andeavor	2,980	340,733
Apache Corp.	8,157	344,388
Cabot Oil & Gas Corp.	9,788	279,937
Chesapeake Energy Corp.*	18,110	71,716
Chevron Corp.	40,079	5,017,490
Cimarex Energy Co.	2,100	256,221
Concho Resources, Inc.*	3,200	480,704
ConocoPhillips	25,338	1,390,803
Devon Energy Corp.	11,029	456,601
EOG Resources, Inc.	12,316	1,329,020
EQT Corp.	5,000	284,600
Exxon Mobil Corp.	90,142	7,539,477
Helmerich & Payne, Inc.	2,300	148,672
Hess Corp.	5,697	270,437
Marathon Oil Corp.	18,151	307,296
Marathon Petroleum Corp.	10,627	701,169
Newfield Exploration Co.*	4,100	129,273
Noble Energy, Inc.	9,538	277,937
Occidental Petroleum Corp.	16,386	1,206,993
Phillips 66	9,081	918,543
Pioneer Natural Resources Co.	3,700	639,545
Range Resources Corp.	3,923	66,926
Valero Energy Corp.	9,440	867,630

		23,972,956

Oil & Gas Services — 0.8%
Baker Hughes a GE Co.	9,428	298,302
Halliburton Co.	18,542	906,148
National Oilwell Varco, Inc.	7,802	281,028
Schlumberger Ltd.	29,415	1,982,277
TechnipFMC PLC	9,072	284,044

		3,751,799

Packaging and Containers — 0.2%
Ball Corp.	7,252	274,488
Packaging Corp. of America	2,000	241,100
Sealed Air Corp.	3,831	188,868
WestRock Co.	5,446	344,242

		1,048,698

Pharmaceuticals — 6.2%
Abbott Laboratories	36,795	2,099,891
AbbVie, Inc.	33,703	3,259,417
Allergan PLC	7,113	1,163,545
AmerisourceBergen Corp.	3,600	330,552
Bristol-Myers Squibb Co.	34,982	2,143,697
Cardinal Health, Inc.	6,782	415,533
Eli Lilly & Co.	20,554	1,735,991
Express Scripts Holding Co.*	12,264	915,385
Johnson & Johnson	57,104	7,978,571
McKesson Corp.	4,425	690,079
Merck & Co., Inc.	58,330	3,282,229
Mylan NV*	11,556	488,934
Perrigo Co. PLC	2,700	235,332
Pfizer, Inc.	126,205	4,571,145

	Number of Shares	Value†

Pharmaceuticals — (continued)
Zoetis, Inc.	10,307	$742,516

		30,052,817

Pipelines — 0.4%
Kinder Morgan, Inc.	40,736	736,099
ONEOK, Inc.	8,300	443,635
The Williams Cos., Inc.	17,934	546,808

		1,726,542

Real Estate — 0.1%
CBRE Group, Inc., Class A*	6,401	277,227

Retail — 5.6%
Advance Auto Parts, Inc.	1,600	159,504
AutoZone, Inc.*	606	431,090
Best Buy Co., Inc.	5,768	394,935
CarMax, Inc.*	3,967	254,404
Chipotle Mexican Grill, Inc.*	500	144,515
Costco Wholesale Corp.	9,328	1,736,127
CVS Health Corp.	21,767	1,578,107
Darden Restaurants, Inc.	2,640	253,493
Dollar General Corp.	5,300	492,953
Dollar Tree, Inc.*	5,154	553,076
Foot Locker, Inc.	2,700	126,576
Kohl’s Corp.	3,501	189,859
L Brands, Inc.	5,260	316,757
Lowe’s Cos., Inc.	17,940	1,667,344
Macy’s, Inc.	7,027	177,010
McDonald’s Corp.	16,878	2,905,041
Nordstrom, Inc.	2,331	110,443
O’Reilly Automotive, Inc.*	1,800	432,972
PVH Corp.	1,700	233,257
Ross Stores, Inc.	8,471	679,798
Signet Jewelers Ltd.	1,200	67,860
Starbucks Corp.	30,107	1,729,045
Tapestry, Inc.	6,277	277,632
Target Corp.	11,532	752,463
The Gap, Inc.	4,382	149,251
The Home Depot, Inc.	24,853	4,710,389
The TJX Cos., Inc.	13,467	1,029,687
Tiffany & Co.	2,264	235,343
Tractor Supply Co.	2,600	194,350
Ulta Beauty, Inc.*	1,300	290,758
Wal-Mart Stores, Inc.	31,009	3,062,139
Walgreens Boots Alliance, Inc.	18,228	1,323,717
Yum! Brands, Inc.	7,025	573,310

		27,233,205

Savings & Loans — 0.0%
People’s United Financial, Inc.	6,500	121,550

Semiconductors — 3.9%
Advanced Micro Devices, Inc.*	17,000	174,760
Analog Devices, Inc.	7,869	700,577
Applied Materials, Inc.	22,830	1,167,069
Broadcom Ltd.	8,651	2,222,442
Intel Corp.	99,303	4,583,826

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Savings & Loans — (continued)
KLA-Tencor Corp.	3,427	$360,075
Lam Research Corp.	3,359	618,291
Microchip Technology, Inc.	4,518	397,042
Micron Technology, Inc.*	23,897	982,645
NVIDIA Corp.	12,816	2,479,896
Qorvo, Inc.*	2,800	186,480
QUALCOMM, Inc.	31,499	2,016,566
Skyworks Solutions, Inc.	4,000	379,800
Texas Instruments, Inc.	20,993	2,192,509
Xilinx, Inc.	5,364	361,641

		18,823,619

Software — 5.6%
Activision Blizzard, Inc.	16,200	1,025,784
Adobe Systems, Inc.*	10,558	1,850,184
Akamai Technologies, Inc.*	3,760	244,550
ANSYS, Inc.*	1,800	265,662
Autodesk, Inc.*	4,686	491,233
CA, Inc.	6,995	232,794
Cadence Design Systems, Inc.*	6,000	250,920
Cerner Corp.*	6,300	424,557
Citrix Systems, Inc.*	2,991	263,208
Electronic Arts, Inc.*	6,630	696,548
Fidelity National Information Services, Inc.	7,159	673,590
Fiserv, Inc.*	4,414	578,808
Intuit, Inc.	5,092	803,416
Microsoft Corp.	164,184	14,044,299
Oracle Corp.	64,324	3,041,239
Red Hat, Inc.*	3,695	443,770
salesforce.com, Inc.*	14,200	1,451,666
Synopsys, Inc.*	3,300	281,292

		27,063,520

Telecommunications — 3.1%
AT&T, Inc.	130,240	5,063,731
CenturyLink, Inc.	21,326	355,718
Cisco Systems, Inc.	105,012	4,021,960
Corning, Inc.	19,015	608,290
Juniper Networks, Inc.	7,971	227,173
Motorola Solutions, Inc.	3,488	315,106
Verizon Communications, Inc.	86,273	4,566,430

		15,158,408

Textiles — 0.1%
Mohawk Industries, Inc.*	1,308	360,877

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	2,412	219,226
Mattel, Inc.	7,481	115,058

		334,284

Transportation — 1.7%
C.H. Robinson Worldwide, Inc.	3,139	279,653
CSX Corp.	18,841	1,036,443
Expeditors International of Washington, Inc.	3,882	251,127
FedEx Corp.	5,266	1,314,078
J.B. Hunt Transport Services, Inc.	1,800	206,964

	Number of Shares	Value†

Transportation — (continued)
Kansas City Southern	2,200	$231,484
Norfolk Southern Corp.	6,152	891,425
Union Pacific Corp.	16,669	2,235,313
United Parcel Service, Inc., Class B	14,674	1,748,407

		8,194,894

Water — 0.1%
American Water Works Co., Inc.	3,800	347,662

TOTAL COMMON STOCKS (Cost $219,867,097)		471,247,062

REAL ESTATE INVESTMENT TRUSTS — 2.8%
Apartments — 0.4%
Apartment Investment & Management Co., Class A	3,162	138,211
AvalonBay Communities, Inc.	2,992	533,803
Equity Residential	7,892	503,273
Essex Property Trust, Inc.	1,400	337,918
Mid-America Apartment Communities, Inc.	2,500	251,400
UDR, Inc.	6,000	231,120

		1,995,725

Building & Real Estate — 0.1%
Realty Income Corp.	5,700	325,014

Commercial Services — 0.0%
Iron Mountain, Inc.	5,197	196,083

Diversified — 0.9%
American Tower Corp.	9,059	1,292,447
Crown Castle International Corp.	8,400	932,484
Digital Realty Trust, Inc.	4,400	501,160
Duke Realty Corp.	7,700	209,517
SBA Communications Corp.*	2,600	424,736
Vornado Realty Trust	3,787	296,068
Weyerhaeuser Co.	16,301	574,773

		4,231,185

Healthcare — 0.2%
HCP, Inc.	10,040	261,843
Ventas, Inc.	7,653	459,257
Welltower, Inc.	7,800	497,406

		1,218,506

Hotels & Resorts — 0.1%
Host Hotels & Resorts, Inc.	16,376	325,064

Industrial — 0.2%
Prologis, Inc.	11,499	741,800

Office Property — 0.2%
Alexandria Real Estate Equities, Inc.	2,000	261,180
Boston Properties, Inc.	3,242	421,557
SL Green Realty Corp.	2,000	201,860

		884,597

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Index 500 Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Regional Malls — 0.3%
GGP, Inc.	12,500	$292,375
Simon Property Group, Inc.	6,551	1,125,069
The Macerich Co.	2,500	164,200

		1,581,644

Storage & Warehousing — 0.2%
Extra Space Storage, Inc.	2,800	244,860
Public Storage	3,216	672,144

		917,004

Strip Centers — 0.1%
Federal Realty Investment Trust	1,600	212,496
Kimco Realty Corp.	9,564	173,586
Regency Centers Corp.	3,199	221,307

		607,389

Telecommunications — 0.1%
Equinix, Inc.	1,635	741,015

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $9,805,065)		13,765,026

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 0.0%
U.S. Treasury Bills¤ 0.053%, 02/01/18 (Cost $119,885)	120	119,873

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,810,647)	1,810,647	1,810,647

TOTAL INVESTMENTS — 100.2% (Cost $231,602,694)		$486,942,608

Other Assets & Liabilities — (0.2)%		(1,192,782)

TOTAL NET ASSETS — 100.0%		$485,749,826

†	See Security Valuation Note.
*	Non-income producing security.
¤	Zero Coupon Bond. The interest rate disclosed represents the effective yield from the date of acquisition to maturity.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$471,247,062	$471,247,062	$—	$—
REAL ESTATE INVESTMENT TRUSTS	13,765,026	13,765,026	—	—
U.S. TREASURY OBLIGATIONS	119,873	—	119,873	—
SHORT-TERM INVESTMENTS	1,810,647	1,810,647	—	—

TOTAL INVESTMENTS	486,942,608	486,822,735	119,873	—

OTHER FINANCIAL INSTRUMENTS(1)
Futures Contracts	$37,060	$37,060	$—	$—

TOTAL ASSETS - OTHER FINANCIAL INSTRUMENTS	$37,060	$37,060	$—	$—

(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Type	Futures Contract	Expiration Date	Number of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Buy/Long	E-Mini S&P 500 Index	3/31/2018	22	50	2,676	2,943,600	$37,060	$—

							$37,060	$—

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Mid Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 98.4%
Aerospace & Defense — 1.5%
Harris Corp.	13,159	$1,863,972

Apparel — 1.3%
Burberry Group PLC	66,008	1,591,440

Auto Parts & Equipment — 3.5%
BorgWarner, Inc.	55,362	2,828,445
WABCO Holdings, Inc.*	9,610	1,379,035

		4,207,480

Banks — 4.0%
First Republic Bank	22,126	1,916,997
Northern Trust Corp.	15,441	1,542,401
Signature Bank*	9,952	1,366,012

		4,825,410

Building Materials — 1.4%
Fortune Brands Home & Security, Inc.	24,358	1,667,062

Chemicals — 1.5%
Axalta Coating Systems Ltd.*	57,018	1,845,102

Commercial Services — 7.8%
Allegion PLC	17,313	1,377,422
CoStar Group, Inc.*	11,954	3,549,740
MarketAxess Holdings, Inc.	6,641	1,339,822
Square, Inc., Class A*	40,422	1,401,431
TransUnion*	33,192	1,824,232

		9,492,647

Distribution & Wholesale — 3.6%
Fastenal Co.	80,771	4,417,366

Diversified Financial Services — 3.4%
CME Group, Inc.	20,834	3,042,806
Oaktree Capital Group LLC	25,550	1,075,655

		4,118,461

Electronics — 2.1%
Trimble, Inc.*	62,427	2,537,033

Food — 5.7%
Blue Buffalo Pet Products, Inc.*	51,995	1,704,916
Snyder’s-Lance, Inc.	8,759	438,651
Sprouts Farmers Market, Inc.*	75,968	1,849,821
The Hain Celestial Group, Inc.*	38,924	1,649,988
The Hershey Co.	11,208	1,272,220

		6,915,596

Healthcare Products — 7.8%
ABIOMED, Inc.*	6,484	1,215,166
Align Technology, Inc.*	6,497	1,443,568
DENTSPLY SIRONA, Inc.	9,220	606,953
Edwards Lifesciences Corp.*	21,828	2,460,234
Intuitive Surgical, Inc.	10,358	3,780,049

		9,505,970

Healthcare Services — 1.5%
Laboratory Corp. of America Holdings*	11,345	1,809,641

	Number of Shares	Value†

Household Products & Wares — 1.1%
The Scotts Miracle-Gro Co.	12,458	$1,332,881

Internet — 5.9%
GrubHub, Inc.*	43,025	3,089,195
MercadoLibre, Inc.	9,490	2,986,124
Pandora Media, Inc.*	232,959	1,122,862

		7,198,181

Leisure Time — 4.3%
Norwegian Cruise Line Holdings Ltd.*	31,550	1,680,038
Polaris Industries, Inc.	28,779	3,568,308

		5,248,346

Machinery — Diversified — 3.1%
IDEX Corp.	17,224	2,273,051
Wabtec Corp.	17,517	1,426,410

		3,699,461

Miscellaneous Manufacturing — 1.4%
A.O. Smith Corp.	27,430	1,680,910

Oil & Gas — 2.4%
Cabot Oil & Gas Corp.	51,808	1,481,709
Cimarex Energy Co.	11,968	1,460,215

		2,941,924

Pharmaceuticals — 6.5%
ACADIA Pharmaceuticals, Inc.*	46,515	1,400,567
BioMarin Pharmaceutical, Inc.*	20,172	1,798,737
Jazz Pharmaceuticals PLC*	8,312	1,119,211
Zoetis, Inc.	49,548	3,569,438

		7,887,953

Retail — 12.1%
Chipotle Mexican Grill, Inc.*	5,106	1,475,787
Duluth Holdings, Inc., Class B*	21,785	388,862
Dunkin’ Brands Group, Inc.	40,991	2,642,690
Lululemon Athletica, Inc.*	32,685	2,568,714
Tiffany & Co.	27,882	2,898,334
Tractor Supply Co.	45,263	3,383,409
Williams-Sonoma, Inc.	25,514	1,319,074

		14,676,870

Semiconductors — 3.3%
Maxim Integrated Products, Inc.	33,521	1,752,478
Microchip Technology, Inc.	25,305	2,223,803

		3,976,281

Software — 8.4%
Electronic Arts, Inc.*	27,654	2,905,329
Guidewire Software, Inc.*	23,220	1,724,317
Red Hat, Inc.*	17,636	2,118,084
ServiceNow, Inc.*	19,943	2,600,368
Tyler Technologies, Inc.*	4,619	817,794

		10,165,892

Telecommunications — 1.4%
Arista Networks, Inc.*	7,169	1,688,873

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Mid Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Transportation — 3.4%
Expeditors International of Washington, Inc.	40,346	$2,609,983
Kansas City Southern	13,747	1,446,459

		4,056,442

TOTAL COMMON STOCKS (Cost $91,865,993)		119,351,194

PURCHASED OPTIONS — 0.0%	Number of Contracts
Call Options — 0.0%
TOTAL PURCHASED OPTIONS (See open purchased options schedule) (Cost $18,842)	93	10,343

SHORT-TERM INVESTMENTS — 1.8%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,115,534)	2,115,534	2,115,534

TOTAL INVESTMENTS — 100.2% (Cost $94,000,369)		$121,477,071

Other Assets & Liabilities — (0.2)%		(188,584)

TOTAL NET ASSETS — 100.0%		$121,288,487

WRITTEN OPTIONS — 0.0%
Put Options — 0.0%
TOTAL WRITTEN OPTIONS (See open written options schedule) (Premiums $(13,827))	(70)	(20,224)

†	See Security Valuation Note.
*	Non-income producing security.

LLC — Limited Liability Company.

PLC — Public Limited Company.

Country Weightings as of 12/31/2017††
United States	91%
Argentina	3
Canada	2
Ireland	2
Bermuda	1
United Kingdom	1

Total	100%

††%	of total investments as of December 31, 2017

Summary of inputs used to value the Fund’s investments as of 12/31/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Aerospace & Defense	$1,863,972	$1,863,972	$—	$—
Apparel	1,591,440	—	1,591,440	—
Auto Parts & Equipment	4,207,480	4,207,480	—	—
Banks	4,825,410	4,825,410	—	—
Building Materials	1,667,062	1,667,062	—	—
Chemicals	1,845,102	1,845,102	—	—
Commercial Services	9,492,647	9,492,647	—	—
Distribution & Wholesale	4,417,366	4,417,366	—	—
Diversified Financial Services	4,118,461	4,118,461	—	—
Electronics	2,537,033	2,537,033	—	—
Food	6,915,596	6,915,596	—	—
Healthcare Products	9,505,970	9,505,970	—	—
Healthcare Services	1,809,641	1,809,641	—	—
Household Products & Wares	1,332,881	1,332,881	—	—
Internet	7,198,181	7,198,181	—	—
Leisure Time	5,248,346	5,248,346	—	—
Machinery - Diversified	3,699,461	3,699,461	—	—
Miscellaneous Manufacturing	1,680,910	1,680,910	—	—
Oil & Gas	2,941,924	2,941,924	—	—
Pharmaceuticals	7,887,953	7,887,953	—	—
Retail	14,676,870	14,676,870	—	—
Semiconductors	3,976,281	3,976,281	—	—
Software	10,165,892	10,165,892	—	—
Telecommunications	1,688,873	1,688,873	—	—
Transportation	4,056,442	4,056,442	—	—

TOTAL COMMON STOCKS	119,351,194	117,759,754	1,591,440	—

PURCHASED OPTIONS	10,343	10,343	—	—
SHORT-TERM INVESTMENTS	2,115,534	2,115,534	—	—

TOTAL INVESTMENTS	$121,477,071	$119,885,631	$1,591,440	$—

LIABILITIES TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
WRITTEN OPTIONS	$(20,224)	$(20,224)	$—	$—

Total Liabilities	$(20,224)	$(20,224)	$—	$—

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Mid Cap Growth Fund

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Open Purchased Options

Call Options - 0.01%

Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
CRI	42	$493,500	$117.50	1/19/2018	$10,037
Kansas City Southern	51	612,000	120	1/19/2018	306

Total Purchased Options					$10,343

Open Written Options

Put Options - 0.00%

Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
CRI	19	$194,750	$102.50	1/19/2018	$(176)
Kansas City Southern	51	548,250	107.50	1/19/2018	(20,048)

Total Written Options					$(20,224)

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Mid Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 92.5%
Aerospace & Defense — 9.5%
AerCap Holdings N.V.*	119,000	$6,260,590
General Dynamics Corp.	29,350	5,971,258
Orbital ATK, Inc.	20,100	2,643,150
Spirit AeroSystems Holdings, Inc., Class A	25,700	2,242,325

		17,117,323

Airlines — 2.4%
American Airlines Group, Inc.	84,700	4,406,941

Banks — 8.3%
BankUnited, Inc.	115,200	4,690,944
BB&T Corp.	52,200	2,595,384
Comerica, Inc.	52,600	4,566,206
State Street Corp.	32,700	3,191,847

		15,044,381

Building Materials — 2.5%
Johnson Controls International PLC	119,829	4,566,683

Chemicals — 3.3%
Ashland Global Holdings, Inc.	33,900	2,413,680
Valvoline, Inc.	138,866	3,479,982

		5,893,662

Computers — 6.7%
Conduent, Inc.*	168,600	2,724,576
Teradata Corp.*	110,200	4,238,292
Western Digital Corp.	65,523	5,211,044

		12,173,912

Electric — 5.2%
AES Corp.	325,100	3,520,833
Edison International	46,100	2,915,364
Flex Ltd.*	161,300	2,901,787

		9,337,984

Electronics — 1.1%
Itron, Inc.*	29,100	1,984,620

Entertainment — 2.4%
Lions Gate Entertainment Corp., Class A*	39,100	1,321,971
Lions Gate Entertainment Corp., Class B*	39,100	1,241,034
SeaWorld Entertainment, Inc.*	125,400	1,701,678

		4,264,683

Environmental Control — 2.4%
Covanta Holding Corp.	254,500	4,301,050

Food — 3.2%
The Hain Celestial Group, Inc.*	49,100	2,081,349
TreeHouse Foods, Inc.*	75,800	3,749,068

		5,830,417

Gas — 2.5%
CenterPoint Energy, Inc.	160,000	4,537,600

Healthcare Products — 3.3%
Zimmer Biomet Holdings, Inc.	49,900	6,021,433

	Number of Shares	Value†

Healthcare Services — 4.5%
Envision Healthcare Corp.*	138,400	$4,783,104
Molina Healthcare, Inc.*	43,900	3,366,252

		8,149,356

Home Furnishings — 1.9%
Whirlpool Corp.	20,300	3,423,392

Lodging — 0.8%
Wyndham Worldwide Corp.	13,200	1,529,484

Media — 3.4%
CBS Corp., Class B	61,400	3,622,600
MSG Networks, Inc., Class A*	124,800	2,527,200

		6,149,800

Miscellaneous Manufacturing — 3.1%
Hexcel Corp.	29,800	1,843,130
Valmont Industries, Inc.	22,600	3,748,210

		5,591,340

Oil & Gas — 2.4%
Cabot Oil & Gas Corp.	148,400	4,244,240

Pharmaceuticals — 3.5%
Perrigo Co. PLC	49,100	4,279,556
Teva Pharmaceutical Industries Ltd. ADR	107,400	2,035,230

		6,314,786

Pipelines — 3.5%
ONEOK, Inc.	67,000	3,581,150
The Williams Cos., Inc.	89,700	2,734,953

		6,316,103

Retail — 5.2%
Best Buy Co., Inc.	63,400	4,340,998
Macy’s, Inc.	129,900	3,272,181
Party City Holdco, Inc.*	130,600	1,821,870

		9,435,049

Semiconductors — 4.2%
ON Semiconductor Corp.*	259,700	5,438,118
Skyworks Solutions, Inc.	22,800	2,164,860

		7,602,978

Software — 4.8%
Check Point Software Technologies Ltd.*	49,200	5,098,104
Nuance Communications, Inc.*	213,788	3,495,434

		8,593,538

Telecommunications — 2.4%
Amdocs Ltd.	27,200	1,781,056
Ciena Corp.*	120,900	2,530,437

		4,311,493

TOTAL COMMON STOCKS (Cost $129,611,453)		167,142,248

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Mid Cap Value Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — 4.8%
Apartments — 1.4%
Invitation Homes, Inc.	110,429	$2,602,811

Building & Real Estate — 2.0%
Starwood Property Trust, Inc.	165,900	3,541,965

Diversified — 1.4%
CoreCivic, Inc.	112,500	2,531,250

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $7,322,390)		8,676,026

RIGHTS — 0.0%
Food — 0.0%
Safeway Casa Ley CVR, 01/30/19*~	47,300	0
Safeway PDC CVR, 01/30/17*~	47,300	0

TOTAL RIGHTS (Cost $49,509)		0

SHORT-TERM INVESTMENTS — 1.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,953,039)	2,953,039	2,953,039

TOTAL INVESTMENTS — 98.9% (Cost $139,936,391)		$178,771,313

Other Assets & Liabilities — 1.1%		1,924,843

TOTAL NET ASSETS — 100.0%		$180,696,156

†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2017 is 0.

ADR — American Depository Receipt.

CVR — Contingent Valued Rights.

PLC — Public Limited Company.

Country Weightings as of 12/31/2017††
United States	86%
Ireland	5
Israel	4
Netherlands	3
Singapore	2

Total	100%

††%	of total investments as of December 31, 2017

Summary of inputs used to value the Fund’s investments as of 12/31/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$167,142,248	$167,142,248	$—	$—
REAL ESTATE INVESTMENT TRUSTS	8,676,026	8,676,026	—	—
RIGHTS	—	—	—	—
SHORT-TERM INVESTMENTS	2,953,039	2,953,039	—	—

TOTAL INVESTMENTS	$178,771,313	$178,771,313	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Mid Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — 90.2%
Auto Manufacturers — 1.5%
Honda Motor Co. Ltd. ADR	29,423	$1,002,736
PACCAR, Inc.	6,257	444,747

		1,447,483

Auto Parts & Equipment — 0.3%
Aptiv PLC	2,932	248,722

Banks — 10.4%
Bank of Hawaii Corp.	8,772	751,760
BB&T Corp.	34,288	1,704,799
Comerica, Inc.	3,140	272,583
Commerce Bancshares, Inc.	16,068	897,237
M&T Bank Corp.	7,442	1,272,508
Northern Trust Corp.	25,645	2,561,679
SunTrust Banks, Inc.	13,052	843,029
The PNC Financial Services Group, Inc.	4,800	692,592
UMB Financial Corp.	4,637	333,493
Westamerica Bancorporation	16,672	992,818

		10,322,498

Beverages — 0.9%
Dr. Pepper Snapple Group, Inc.	9,448	917,023

Building Materials — 2.6%
Johnson Controls International PLC	67,142	2,558,782

Diversified Financial Services — 3.8%
Ameriprise Financial, Inc.	8,127	1,377,283
Invesco Ltd.	49,801	1,819,728
T. Rowe Price Group, Inc.	4,958	520,243

		3,717,254

Electric — 5.1%
Ameren Corp.	8,245	486,373
Edison International	11,514	728,145
Eversource Energy	7,139	451,042
NorthWestern Corp.	16,562	988,751
PG&E Corp.	5,984	268,263
Pinnacle West Capital Corp.	8,498	723,860
Xcel Energy, Inc.	30,205	1,453,162

		5,099,596

Electrical Components & Equipment — 3.0%
Emerson Electric Co.	20,401	1,421,745
Hubbell, Inc.	11,508	1,557,493

		2,979,238

Electronics — 2.4%
Keysight Technologies, Inc.*	28,551	1,187,722
Koninklijke Philips N.V.	4,635	175,011
TE Connectivity Ltd.	10,434	991,647

		2,354,380

Environmental Control — 0.7%
Republic Services, Inc.	10,965	741,344

Food — 9.7%
Conagra Brands, Inc.	48,234	1,816,975
General Mills, Inc.	26,197	1,553,220

	Number of Shares	Value†

Food — (continued)
Kellogg Co.	19,078	$1,296,922
Mondelez International, Inc., Class A	36,994	1,583,343
Orkla ASA	98,650	1,045,403
Sysco Corp.	23,105	1,403,167
The J.M. Smucker Co.	6,939	862,101

		9,561,131

Gas — 1.3%
Atmos Energy Corp.	6,945	596,506
Spire, Inc.	9,865	741,355

		1,337,861

Healthcare Products — 3.7%
Henry Schein, Inc.*	7,038	491,816
STERIS PLC	8,711	761,951
Zimmer Biomet Holdings, Inc.	20,312	2,451,049

		3,704,816

Healthcare Services — 3.1%
HCA Healthcare, Inc.	12,102	1,063,040
LifePoint Health, Inc.*	22,822	1,136,535
Quest Diagnostics, Inc.	8,423	829,581

		3,029,156

Home Builders — 0.8%
PulteGroup, Inc.	22,370	743,802

Insurance — 5.5%
Aflac, Inc.	6,781	595,236
Arthur J Gallagher & Co.	10,258	649,126
Brown & Brown, Inc.	9,116	469,110
Chubb Ltd.	10,342	1,511,277
ProAssurance Corp.	7,474	427,139
Reinsurance Group of America, Inc.	4,753	741,135
The Travelers Cos, Inc.	2,048	277,791
Torchmark Corp.	3,816	346,149
Unum Group	7,517	412,608

		5,429,571

Machinery — Diversified — 0.7%
Cummins, Inc.	4,096	723,517

Miscellaneous Manufacturing — 3.3%
Eaton Corp. PLC	12,056	952,545
Ingersoll-Rand PLC	10,347	922,849
Parker-Hannifin Corp.	1,472	293,782
Textron, Inc.	19,911	1,126,763

		3,295,939

Oil & Gas — 9.9%
Anadarko Petroleum Corp.	19,109	1,025,007
Cimarex Energy Co.	4,608	562,222
Devon Energy Corp.	22,599	935,599
EQT Corp.	22,979	1,307,965
Helmerich & Payne, Inc.	11,088	716,728
Imperial Oil Ltd.	53,153	1,658,864
Marathon Petroleum Corp.	12,637	833,789

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Mid Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — (continued)
Noble Energy, Inc.	46,217	$1,346,763
Occidental Petroleum Corp.	19,321	1,423,185

		9,810,122

Oil & Gas Services — 3.3%
Baker Hughes a GE Co.	40,790	1,290,596
Halliburton Co.	12,853	628,126
National Oilwell Varco, Inc.	36,796	1,325,392

		3,244,114

Packaging and Containers — 4.8%
Bemis Co., Inc.	14,302	683,493
Graphic Packaging Holding Co.	83,656	1,292,485
Sonoco Products Co.	18,518	984,046
WestRock Co.	27,670	1,749,021

		4,709,045

Pharmaceuticals — 3.1%
Cardinal Health, Inc.	21,037	1,288,937
Express Scripts Holding Co.*	12,784	954,198
McKesson Corp.	5,587	871,292

		3,114,427

Pipelines — 0.5%
Spectra Energy Partners LP	13,754	543,833

Retail — 3.0%
Advance Auto Parts, Inc.	10,910	1,087,618
MSC Industrial Direct Co., Inc.,Class A	11,085	1,071,476
Target Corp.	12,144	792,396

		2,951,490

Savings & Loans — 0.8%
Capitol Federal Financial, Inc.	59,787	801,744

Semiconductors — 4.2%
Applied Materials, Inc.	21,968	1,123,004
Lam Research Corp.	3,544	652,344
Maxim Integrated Products, Inc.	26,560	1,388,557
Teradyne, Inc.	23,276	974,566

		4,138,471

Telecommunications — 0.2%
CenturyLink, Inc.	14,279	238,174

Transportation — 1.6%
Heartland Express, Inc.	42,692	996,431
Norfolk Southern Corp.	3,753	543,810

		1,540,241

TOTAL COMMON STOCKS (Cost $77,069,346)		89,303,774

REAL ESTATE INVESTMENT TRUSTS — 5.4%
Diversified — 3.2%
American Tower Corp.	6,487	925,500
Weyerhaeuser Co.	62,155	2,191,585

		3,117,085

	Number of Shares	Value†

Hotels & Resorts — 0.6%
MGM Growth Properties LLC, Class A	21,508	$626,958

Office Property — 1.6%
Boston Properties, Inc.	4,414	573,953
Empire State Realty Trust, Inc., Class A	16,047	329,445
Piedmont Office Realty Trust, Inc., Class A	37,107	727,668

		1,631,066

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,707,686)		5,375,109

EXCHANGE TRADED FUNDS — 2.0%
Investment Companies — 2.0%
iShares Russell Mid-Cap Value Index Fund (Cost $1,858,167)	21,825	1,945,699

SHORT-TERM INVESTMENTS — 2.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,591,030)	2,591,030	2,591,030

TOTAL INVESTMENTS — 100.2% (Cost $86,226,229)		$99,215,612

Other Assets & Liabilities — (0.2)%		(204,540)

TOTAL NET ASSETS — 100.0%		$99,011,072

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

LLC — Limited Liability Company.

LP — Limited Partnership.

PLC — Public Limited Company.

Country Weightings as of 12/31/2017††
United States	90%
Ireland	3
Canada	2
Switzerland	2
Japan	1
Norway	1
United Kingdom	1

Total	100%

††%	of total investments as of December 31, 2017

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Mid Core Value Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Auto Manufacturers	$1,447,483	$1,447,483	$—	$—
Auto Parts & Equipment	248,722	248,722	—	—
Banks	10,322,498	10,322,498	—	—
Beverages	917,023	917,023	—	—
Building Materials	2,558,782	2,558,782	—	—
Diversified Financial Services	3,717,254	3,717,254	—	—
Electric	5,099,596	5,099,596	—	—
Electrical Components & Equipment	2,979,238	2,979,238	—	—
Electronics	2,354,380	2,179,369	175,011	—
Environmental Control	741,344	741,344	—	—
Food	9,561,131	8,515,728	1,045,403	—
Gas	1,337,861	1,337,861	—	—
Healthcare Products	3,704,816	3,704,816	—	—
Healthcare Services	3,029,156	3,029,156	—	—
Home Builders	743,802	743,802	—	—
Insurance	5,429,571	5,429,571	—	—
Machinery - Diversified	723,517	723,517	—	—
Miscellaneous Manufacturing	3,295,939	3,295,939	—	—
Oil & Gas	9,810,122	9,810,122	—	—
Oil & Gas Services	3,244,114	3,244,114	—	—
Packaging and Containers	4,709,045	4,709,045	—	—
Pharmaceuticals	3,114,427	3,114,427	—	—
Pipelines	543,833	543,833	—	—
Retail	2,951,490	2,951,490	—	—
Savings & Loans	801,744	801,744	—	—
Semiconductors	4,138,471	4,138,471	—	—
Telecommunications	238,174	238,174	—	—
Transportation	1,540,241	1,540,241	—	—

TOTAL COMMON STOCKS	89,303,774	88,083,360	1,220,414	—

ASSETS TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
REAL ESTATE INVESTMENT TRUSTS	$5,375,109	$5,375,109	$—	$—

EXCHANGE TRADED FUNDS	1,945,699	1,945,699	—	—

SHORT-TERM INVESTMENTS	2,591,030	2,591,030	—	—

TOTAL INVESTMENTS	99,215,612	97,995,198	1,220,414	—

OTHER FINANCIAL INSTRUMENTS(1)
Forward Foreign Currency Contracts	$1,089	$—	$1,089	$—

TOTAL ASSETS - OTHER FINANCIAL INSTRUMENTS	$1,089	$—	$1,089	$—

LIABILITIES TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
OTHER FINANCIAL INSTRUMENTS(1)
Forward Foreign Currency Contracts	$(52,281)	$—	$(52,281)	$—

TOTAL LIABILITIES — OTHER FINANCIAL INSTRUMENTS	$(52,281)	$—	$(52,281)	$—

(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Open forward foreign currency contracts held by Mid Core Value Fund at December 31, 2017 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain	Unrealized Foreign Exchange Loss
Sell	Canadian Dollar	Morgan Stanley	03/29/2018	(1,737,974)	1.25553	$(1,352,529)	$(1,384,256)	$—	$(31,727)
Sell	Euro	UBS	03/29/2018	(128,140)	0.82884	(151,803)	(154,602)	—	(2,799)
Sell	Japanese Yen	Credit Suisse	03/30/2018	(67,922,375)	112.13125	(606,829)	(605,740)	1,089	—
Sell	Norwegian Krone	JP Morgan Chase	03/28/2018	(7,259,613)	8.19020	(868,624)	(886,379)	—	(17,755)

	Total							$1,089	$(52,281)

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

SMID Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 95.7%
Aerospace & Defense — 1.8%
HEICO Corp.	3,546	$334,565
L3 Technologies, Inc.	4,298	850,359

		1,184,924

Apparel — 0.6%
Skechers U.S.A., Inc., Class A*	10,337	391,152

Banks — 2.4%
Eagle Bancorp, Inc.*	11,190	647,901
First Republic Bank	10,626	920,637

		1,568,538

Beverages — 1.4%
MGP Ingredients, Inc.	11,796	906,876

Biotechnology — 3.8%
Acceleron Pharma, Inc.*	9,569	406,108
Alder Biopharmaceuticals, Inc.*	25,413	290,979
Exelixis, Inc.*	26,064	792,346
Seattle Genetics, Inc.*	10,806	578,121
Ultragenyx Pharmaceutical, Inc.*	8,112	376,234

		2,443,788

Building Materials — 2.2%
Fortune Brands Home & Security, Inc.	12,055	825,044
Summit Materials, Inc., Class A*	19,979	628,140

		1,453,184

Chemicals — 4.3%
Ashland Global Holdings, Inc.	11,803	840,374
RPM International, Inc.	14,489	759,513
Valvoline, Inc.	46,764	1,171,906

		2,771,793

Commercial Services — 6.8%
Bright Horizons Family Solutions, Inc.*	11,617	1,091,998
Gartner, Inc.*	6,294	775,106
Global Payments, Inc.	10,088	1,011,221
Healthcare Services Group, Inc.	16,939	893,024
Total System Services, Inc.	8,314	657,555

		4,428,904

Computers — 1.1%
Electronics For Imaging, Inc.*	16,340	482,520
Kornit Digital Ltd.*	13,678	220,900

		703,420

Diversified Financial Services — 5.6%
Affiliated Managers Group, Inc.	5,465	1,121,691
Evercore, Inc., Class A	3,730	335,700
Lazard Ltd., Class A	28,280	1,484,700
SLM Corp.*	62,855	710,262

		3,652,353

Electrical Components & Equipment — 1.5%
Hubbell, Inc.	7,413	1,003,275

Electronics — 5.2%
Badger Meter, Inc.	14,624	699,027

	Number of Shares	Value†

Electronics — (continued)
Coherent, Inc.*	1,341	$378,457
Mettler-Toledo International, Inc.*	760	470,835
PerkinElmer, Inc.	9,065	662,833
Sensata Technologies Holding NV*	22,158	1,132,496

		3,343,648

Entertainment — 1.4%
Vail Resorts, Inc.	4,187	889,612

Food — 1.0%
Blue Buffalo Pet Products, Inc.*	20,372	667,998

Healthcare Products — 5.6%
ABIOMED, Inc.*	5,347	1,002,081
ICU Medical, Inc.*	2,962	639,792
IDEXX Laboratories, Inc.*	2,490	389,386
Nevro Corp.*	9,931	685,636
The Cooper Cos., Inc.	1,894	412,665
West Pharmaceutical Services, Inc.	4,986	491,969

		3,621,529

Healthcare Services — 1.9%
Acadia Healthcare Co., Inc.*	13,381	436,622
WellCare Health Plans, Inc.*	3,917	787,748

		1,224,370

Home Builders — 0.4%
M/I Homes, Inc.*	7,454	256,418

Household Products & Wares — 1.7%
Avery Dennison Corp.	9,862	1,132,749

Internet — 2.1%
GoDaddy, Inc., Class A*	22,640	1,138,339
Wix.com Ltd.*	3,378	194,404

		1,332,743

Lodging — 0.5%
Choice Hotels International, Inc.	4,215	327,084

Machinery — Diversified — 9.2%
Cognex Corp.	8,146	498,209
Graco, Inc.	8,427	381,069
IDEX Corp.	5,790	764,106
Tennant Co.	8,376	608,516
The Gorman-Rupp Co.	13,282	414,531
The Middleby Corp.*	13,271	1,790,922
Welbilt, Inc.*	16,239	381,779
Xylem, Inc.	15,983	1,090,041

		5,929,173

Miscellaneous Manufacturing — 1.7%
John Bean Technologies Corp.	9,816	1,087,613

Oil & Gas — 1.9%
Diamondback Energy, Inc.*	9,777	1,234,346

Pharmaceuticals — 7.1%
ACADIA Pharmaceuticals, Inc.*	16,090	484,470
Agios Pharmaceuticals, Inc.*	8,376	478,856

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

SMID Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Alkermes PLC*	19,157	$1,048,463
Galapagos NV ADR*	2,447	229,431
Neogen Corp.*	4,897	402,582
Neurocrine Biosciences, Inc.*	8,656	671,619
PRA Health Sciences, Inc.*	6,435	586,035
Sarepta Therapeutics, Inc.*	3,210	178,604
TESARO, Inc.*	6,156	510,148

		4,590,208

Real Estate — 0.8%
HFF, Inc., Class A	10,543	512,812

Retail — 8.1%
Burlington Stores, Inc.*	7,315	899,965
Dunkin’ Brands Group, Inc.	21,982	1,417,180
Five Below, Inc.*	12,022	797,299
PVH Corp.	6,001	823,397
Shake Shack, Inc., Class A*	4,820	208,224
Ulta Beauty, Inc.*	1,258	281,364
Wingstop, Inc.	20,287	790,787

		5,218,216

Semiconductors — 3.8%
Advanced Micro Devices, Inc.*	24,146	248,221
Cavium, Inc.*	6,895	578,008
Monolithic Power Systems, Inc.	6,375	716,295
Qorvo, Inc.*	4,300	286,380
Xilinx, Inc.	9,547	643,658

		2,472,562

Software — 11.8%
athenahealth, Inc.*	3,380	449,675
Black Knight Inc.*	20,115	888,077
InterXion Holding NV*	17,518	1,032,336
MSCI, Inc.	6,673	844,402
Proofpoint, Inc.*	4,649	412,878
Red Hat, Inc.*	3,442	413,384
ServiceNow, Inc.*	4,698	612,572
Splunk, Inc.*	11,477	950,755
Tableau Software, Inc., Class A*	2,361	163,381
Take-Two Interactive Software, Inc.*	3,927	431,106
The Ultimate Software Group, Inc.*	3,613	788,465
Tyler Technologies, Inc.*	3,646	645,524

		7,632,555

TOTAL COMMON STOCKS (Cost $51,978,607)		61,981,843

REAL ESTATE INVESTMENT TRUSTS — 0.7%
Diversified — 0.7%
SBA Communications Corp.* (Cost $291,183)	2,929	478,481

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 4.0%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,572,349)	2,572,349	$2,572,349

TOTAL INVESTMENTS — 100.4% (Cost $54,842,139)		$65,032,673

Other Assets & Liabilities — (0.4)%		(249,652)

TOTAL NET ASSETS — 100.0%		$64,783,021

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

Country Weightings as of 12/31/2017††
United States	93%
Bermuda	2
Ireland	2
Netherlands	2
Israel	1

Total	100%

††%	of total investments as of December 31, 2017

Summary of inputs used to value the Fund’s investments as of 12/31/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$61,981,843	$61,981,843	$—	$—
REAL ESTATE INVESTMENT TRUSTS	478,481	478,481	—	—
SHORT-TERM INVESTMENTS	2,572,349	2,572,349	—	—

TOTAL INVESTMENTS	$65,032,673	$65,032,673	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

SMID Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 94.1%
Aerospace & Defense — 0.6%
Esterline Technologies Corp.*	6,800	$507,960

Airlines — 2.0%
Hawaiian Holdings, Inc.	11,660	464,651
SkyWest, Inc.	22,730	1,206,963

		1,671,614

Apparel — 1.7%
Crocs, Inc.*	59,450	751,448
Deckers Outdoor Corp.*	8,270	663,667

		1,415,115

Auto Manufacturers — 1.2%
Oshkosh Corp.	11,600	1,054,324

Auto Parts & Equipment — 3.8%
Cooper-Standard Holding, Inc.*	8,453	1,035,492
Dana, Inc.	35,580	1,138,916
Lear Corp.	3,283	579,975
Tenneco, Inc.	8,220	481,199

		3,235,582

Banks — 11.6%
Associated Banc-Corp.	40,180	1,020,572
BankUnited, Inc.	18,700	761,464
Comerica, Inc.	14,555	1,263,519
Fulton Financial Corp.	44,700	800,130
Huntington Bancshares, Inc.	84,710	1,233,378
Synovus Financial Corp.	17,900	858,126
Texas Capital Bancshares, Inc.*	9,670	859,663
Umpqua Holdings Corp.	31,770	660,816
Webster Financial Corp.	18,298	1,027,616
Zions Bancorporation	27,710	1,408,499

		9,893,783

Beverages — 1.0%
Cott Corp.	49,001	816,357

Chemicals — 0.7%
Ingevity Corp.*	4,829	340,300
Orion Engineered Carbons SA	11,280	288,768

		629,068

Commercial Services — 4.6%
ABM Industries, Inc.	12,450	469,614
Booz Allen Hamilton Holding Corp.	30,005	1,144,090
Quanta Services, Inc.*	29,461	1,152,220
Sotheby’s*	22,495	1,160,742

		3,926,666

Computers — 4.5%
Convergys Corp.	25,443	597,911
Genpact Ltd.	37,150	1,179,141
NCR Corp.*	32,196	1,094,342
VeriFone Systems, Inc.*	53,450	946,599

		3,817,993

	Number of Shares	Value†

Diversified Financial Services — 0.5%
OneMain Holdings, Inc.*	18,160	$471,978

Electric — 3.5%
Alliant Energy Corp.	19,804	843,849
Black Hills Corp.	9,208	553,493
PNM Resources, Inc.	19,920	805,764
Portland General Electric Co.	17,540	799,473

		3,002,579

Electrical Components & Equipment — 1.2%
EnerSys	14,957	1,041,456

Electronics — 1.1%
Avnet, Inc.	23,060	913,637

Engineering & Construction — 2.7%
AECOM*	24,744	919,240
Granite Construction, Inc.	12,420	787,801
Tutor Perini Corp.*	24,650	624,877

		2,331,918

Food — 0.8%
Ingredion, Inc.	4,700	657,060

Gas — 0.5%
Southwest Gas Holdings, Inc.	5,420	436,202

Hand & Machine Tools — 1.1%
Regal Beloit Corp.	11,960	916,136

Healthcare Services — 4.3%
ICON PLC*	9,780	1,096,827
LifePoint Health, Inc.*	17,550	873,990
Molina Healthcare, Inc.*	11,070	848,847
WellCare Health Plans, Inc.*	4,117	827,970

		3,647,634

Home Builders — 2.6%
CalAtlantic Group, Inc.	27,010	1,523,094
PulteGroup, Inc.	20,200	671,650

		2,194,744

Insurance — 8.8%
American Financial Group, Inc.	11,264	1,222,595
Essent Group Ltd.*	18,634	809,088
Everest Re Group Ltd.	1,950	431,457
First American Financial Corp.	14,740	826,030
Old Republic International Corp.	41,910	896,036
Reinsurance Group of America, Inc.	9,970	1,554,622
Selective Insurance Group, Inc.	13,190	774,253
The Hanover Insurance Group, Inc.	4,480	484,198
Validus Holdings Ltd.	10,390	487,499

		7,485,778

Internet — 1.2%
CDW Corp.	14,390	999,961

Machinery — Construction & Mining — 1.1%
Terex Corp.	19,290	930,164

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

SMID Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Machinery — Diversified — 1.1%
SPX FLOW, Inc.*	20,390	$969,545

Media — 1.3%
Houghton Mifflin Harcourt Co.*	52,670	489,831
Scholastic Corp.	14,840	595,232

		1,085,063

Mining — 1.6%
Alcoa Corp.*	25,560	1,376,917

Miscellaneous Manufacturing — 1.3%
Trinseo SA	15,630	1,134,738

Office Furnishings — 1.0%
Steelcase, Inc., Class A	55,402	842,110

Oil & Gas — 3.5%
Helmerich & Payne, Inc.	7,920	511,949
Oasis Petroleum, Inc.*	76,700	645,047
QEP Resources, Inc.*	96,820	926,567
SM Energy Co.	41,370	913,450

		2,997,013

Oil & Gas Services — 5.9%
Helix Energy Solutions Group, Inc.*	31,070	234,268
HollyFrontier Corp.	24,970	1,278,963
MRC Global, Inc.*	47,070	796,424
Oil States International, Inc.*	27,470	777,401
RPC, Inc.	46,560	1,188,677
SRC Energy, Inc.*	89,450	763,009

		5,038,742

Packaging and Containers — 1.2%
Graphic Packaging Holding Co.	67,230	1,038,703

Retail — 5.3%
Bloomin’ Brands, Inc.	46,300	988,042
Brinker International, Inc.	18,145	704,752
Burlington Stores, Inc.*	4,595	565,323
Caleres, Inc.	17,548	587,507
Signet Jewelers Ltd.	9,620	544,011
The Michaels Cos, Inc.*	45,510	1,100,887

		4,490,522

Semiconductors — 2.8%
Cypress Semiconductor Corp.	58,760	895,502
Integrated Device Technology, Inc.*	9,390	279,165
Mellanox Technologies Ltd.*	11,140	720,758
Qorvo, Inc.*	7,314	487,112

		2,382,537

Software — 1.1%
Verint Systems, Inc.*	23,205	971,129

Telecommunications — 3.5%
Amdocs Ltd.	13,065	855,496
Anixter International, Inc.*	10,340	785,840
Finisar Corp.*	27,210	553,724

	Number of Shares	Value†

Telecommunications — (continued)
Infinera Corp.*	55,190	$349,353
NETGEAR, Inc.*	7,895	463,831

		3,008,244

Transportation — 3.4%
Atlas Air Worldwide Holdings, Inc.*	12,230	717,290
Ryder System, Inc.	12,930	1,088,318
Werner Enterprises, Inc.	28,840	1,114,666

		2,920,274

TOTAL COMMON STOCKS (Cost $62,502,811)		80,253,246

REAL ESTATE INVESTMENT TRUSTS — 4.8%
Apartments — 1.6%
American Campus Communities, Inc.	14,670	601,910
Education Realty Trust, Inc.	21,170	739,257

		1,341,167

Diversified — 1.0%
STAG lndustrial, Inc.	31,110	850,236

Industrial — 1.2%
Gramercy Property Trust	38,552	1,027,796

Office Property — 1.0%
Empire State Realty Trust, Inc., Class A	42,273	867,865

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,191,987)		4,087,064

SHORT-TERM INVESTMENTS — 1.8%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,563,764)	1,563,764	1,563,764

TOTAL INVESTMENTS — 100.7% (Cost $68,258,562)		$85,904,074

Other Assets & Liabilities — (0.7)%		(581,062)

TOTAL NET ASSETS — 100.0%		$85,323,012

†	See Security Valuation Note.
*	Non-income producing security.

PLC — Public Limited Company.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

SMID Cap Value Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$80,253,246	$80,253,246	$—	$—
REAL ESTATE INVESTMENT TRUSTS	4,087,064	4,087,064	—	—
SHORT-TERM INVESTMENTS	1,563,764	1,563,764	—	—

TOTAL INVESTMENTS	$85,904,074	$85,904,074	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Small Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 96.4%
Advertising — 0.4%
Yext, Inc.*	37,298	$448,695

Aerospace & Defense — 2.2%
HEICO Corp., Class A	28,844	2,280,118

Apparel — 0.9%
Carter’s, Inc.	7,850	922,297

Auto Parts & Equipment — 0.8%
Visteon Corp.*	6,129	766,983

Banks — 2.0%
Kearny Financial Corp.	43,187	624,052
SVB Financial Group*	3,107	726,324
Texas Capital Bancshares, Inc.*	8,368	743,915

		2,094,291

Biotechnology — 3.4%
AnaptysBio, Inc.*	5,616	565,643
Insmed, Inc.*	17,673	551,044
Ligand Pharmaceuticals, Inc.*	6,020	824,319
NeoGenomics, Inc.*	68,084	603,224
Puma Biotechnology, Inc.*	7,703	761,442
Spark Therapeutics, Inc.*	4,122	211,953

		3,517,625

Building Materials — 1.5%
Summit Materials, Inc., Class A	29,017	912,294
Trex Co., Inc.*	6,130	664,431

		1,576,725

Chemicals — 3.4%
CSW Industrials, Inc.*	23,710	1,089,475
H.B. Fuller Co.	15,362	827,551
Sensient Technologies Corp.	21,568	1,577,699

		3,494,725

Commercial Services — 10.7%
CoStar Group, Inc.*	3,464	1,028,635
Euronet Worldwide, Inc.*	19,098	1,609,389
Gartner, Inc.*	6,983	859,956
Healthcare Services Group, Inc.	11,066	583,400
HealthEquity, Inc.*	11,758	548,628
K12, Inc.*	29,498	469,018
LendingTree, Inc.*	898	305,724
MarketAxess Holdings, Inc.	4,665	941,164
MAXIMUS, Inc.	12,112	866,977
Rollins, Inc.	9,525	443,198
ServiceMaster Global Holdings, Inc.*	43,520	2,231,270
WEX, Inc.*	7,347	1,037,617

		10,924,976

Computers — 1.7%
Jack Henry & Associates, Inc.	11,276	1,318,841
Kornit Digital Ltd.*	24,576	396,902

		1,715,743

Diversified Financial Services — 3.4%
Financial Engines, Inc.	28,372	859,671

	Number of Shares	Value†

Diversified Financial Services — (continued)
LPL Financial Holdings, Inc.	25,933	$1,481,812
SLM Corp.*	56,560	639,128
WisdomTree Investments, Inc.	38,160	478,908

		3,459,519

Electrical Components & Equipment — 2.6%
Belden, Inc.	23,770	1,834,331
EnerSys	11,813	822,539

		2,656,870

Electronics — 2.7%
CTS Corp.	33,276	856,857
National Instruments Corp.	14,557	606,008
OSI Systems, Inc.*	8,027	516,778
Sensata Technologies Holding NV*	14,877	760,364

		2,740,007

Entertainment — 2.5%
AMC Entertainment Holdings, Inc., Class A	44,054	665,215
Cedar Fair LP	19,532	1,269,385
Manchester United PLC, Class A	32,130	636,174

		2,570,774

Environmental Control — 0.5%
Clean Harbors, Inc.*	8,927	483,843

Forest Products & Paper — 0.7%
Neenah, Inc.	7,572	686,402

Hand & Machine Tools — 0.9%
Kennametal, Inc.	19,059	922,646

Healthcare Products — 6.7%
AngioDynamics, Inc.*	45,750	760,822
Bio-Techne Corp.	8,013	1,038,084
Glaukos Corp.*	17,212	441,488
Globus Medical, Inc., Class A*	21,007	863,388
ICU Medical, Inc.*	4,417	954,072
Merit Medical Systems, Inc.*	14,104	609,293
Nevro Corp.*	6,772	467,539
STERIS PLC	19,602	1,714,587

		6,849,273

Healthcare Services — 2.2%
Catalent, Inc.*	44,448	1,825,924
U.S. Physical Therapy, Inc.	5,171	373,346

		2,199,270

Home Furnishings — 0.2%
Roku, Inc.*	4,387	227,159

Hotels & Resorts — 0.5%
Playa Hotels & Resorts NV*	48,349	521,686

Household Products & Wares — 1.0%
Ontex Group NV	30,563	1,011,200

Insurance — 0.8%
RLI Corp.	14,112	856,034

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Small Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Internet — 2.5%
ChannelAdvisor Corp.*	27,144	$244,296
MakeMyTrip Ltd.*	19,157	571,836
The Trade Desk Inc., Class A*	11,358	519,401
Zendesk, Inc.*	16,395	554,807
Zillow Group, Inc., Class A*	16,070	654,692

		2,545,032

Machinery — Diversified — 1.6%
Nordson Corp.	6,471	947,354
Wabtec Corp.	8,414	685,152

		1,632,506

Metal Fabricate/Hardware — 1.3%
Rexnord Corp.*	50,782	1,321,348

Miscellaneous Manufacturing — 3.7%
Hillenbrand, Inc.	26,509	1,184,952
ITT, Inc.	18,637	994,657
Proto Labs, Inc.*	6,079	626,137
Standex International Corp.	9,708	988,760

		3,794,506

Pharmaceuticals — 6.7%
ACADIA Pharmaceuticals, Inc.*	19,663	592,053
Amicus Therapeutics, Inc.*	31,480	452,997
DBV Technologies SA ADR*	13,870	341,202
Diplomat Pharmacy, Inc.*	19,795	397,286
Eagle Pharmaceuticals, Inc.*	12,880	688,049
FibroGen, Inc.*	10,345	490,353
GW Pharmaceuticals PLC ADR*	4,370	576,884
Heron Therapeutics, Inc.*	26,886	486,637
Ironwood Pharmaceuticals, Inc.*	41,173	617,183
Knight Therapeutics, Inc.*	66,568	440,080
Neurocrine Biosciences, Inc.*	9,227	715,923
Prestige Brands Holdings, Inc.*	19,245	854,670
Teligent, Inc.*	53,370	193,733

		6,847,050

Publishing / Newspapers — 1.0%
Cimpress NV*	8,436	1,011,308

Real Estate — 1.0%
Jones Lang LaSalle, Inc.	4,721	703,098
The St. Joe Co.*	19,337	349,033

		1,052,131

Retail — 4.3%
Biglari Holdings, Inc.*	2,592	1,074,125
Casey’s General Stores, Inc.	4,588	513,581
Dunkin’ Brands Group, Inc.	11,852	764,098
Sally Beauty Holdings, Inc.*	43,979	825,046
Texas Roadhouse, Inc.	12,600	663,768
Williams-Sonoma, Inc.	11,422	590,517

		4,431,135

	Number of Shares	Value†

Semiconductors — 2.8%
ON Semiconductor Corp.*	100,947	$2,113,830
Xperi Corp.	28,596	697,743

		2,811,573

Software — 15.5%
ACI Worldwide, Inc.*	20,126	456,256
athenahealth, Inc.*	6,714	893,231
Blackbaud, Inc.	22,288	2,105,993
Broadridge Financial Solutions, Inc.	26,558	2,405,624
Cadence Design Systems, Inc.*	45,715	1,911,801
Callidus Software, Inc.*	29,388	841,966
Cision Ltd.*	72,494	860,504
Envestnet, Inc.*	22,207	1,107,019
Guidewire Software, Inc.*	9,689	719,505
Instructure, Inc.*	18,047	597,356
RealPage, Inc.*	20,827	922,636
SS&C Technologies Holdings, Inc.	54,256	2,196,283
The Descartes Systems Group, Inc.*	31,248	888,467

		15,906,641

Telecommunications — 2.8%
Nice Ltd. ADR	26,828	2,465,761
Switch, Inc., Class A	22,051	401,108

		2,866,869

Transportation — 1.5%
Landstar System, Inc.	4,055	422,126
Old Dominion Freight Line, Inc.	8,670	1,140,538

		1,562,664

TOTAL COMMON STOCKS (Cost $69,093,369)		98,709,624

REAL ESTATE INVESTMENT TRUSTS — 0.9%
Diversified — 0.9%
Lamar Advertising Co., Class A (Cost $708,804)	12,840	953,242

RIGHTS — 0.1%
Pharmaceuticals — 0.1%
Dyax Corp. CVR*~, (Cost $0)	36,639	93,429

SHORT-TERM INVESTMENTS — 2.7%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,706,479)	2,706,479	2,706,479

TOTAL INVESTMENTS — 100.1% (Cost $72,508,652)		$102,462,774

Other Assets & Liabilities — (0.1)%		(82,902)

TOTAL NET ASSETS — 100.0%		$102,379,872

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Small Cap Growth Fund

~	Fair valued security. The total market value of fair valued securities at December 31, 2017 is $93,429.
†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

CVR — Contingent Valued Rights.

LP — Limited Partnership.

PLC — Public Limited Company.

Country Weightings as of 12/31/2017††
United States	90%
Israel	3
United Kingdom	3
Belgium	1
Canada	1
India	1
Netherlands	1

Total	100%

††%	of total investments as of December 31, 2017

Summary of inputs used to value the Fund’s investments as of 12/31/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$98,709,624	$98,709,624	$—	$—
REAL ESTATE INVESTMENT TRUSTS	953,242	953,242	—	—
RIGHTS	93,429	—	93,429	—
SHORT-TERM INVESTMENTS	2,706,479	2,706,479	—	—

TOTAL INVESTMENTS	$102,462,774	$102,369,345	$93,429	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period.

An amount of $907,357 was transferred from Level 2 into Level 1 at 12/31/17 as a result of using quoted prices in active market for such foreign securities. The Fund did not have any transfers in and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 89.8%
Aerospace & Defense — 2.0%
Curtiss-Wright Corp.	6,078	$740,604
Esterline Technologies Corp.*	5,195	388,067
Kaman Corp.	15,586	917,080
KLX, Inc.*	25,526	1,742,149
Moog, Inc., Class A*	17,734	1,540,198

		5,328,098

Airlines — 0.6%
SkyWest, Inc.	28,013	1,487,490

Apparel — 0.8%
Columbia Sportswear Co.	6,800	488,784
G-III Apparel Group Ltd.*	7,334	270,551
Steven Madden Ltd.*	11,320	528,644
Wolverine World Wide, Inc.	21,562	687,397

		1,975,376

Auto Parts & Equipment — 1.2%
American Axle & Manufacturing Holdings, Inc.*	53,149	905,128
Dana, Inc.	60,975	1,951,810
Standard Motor Products, Inc.	6,863	308,217

		3,165,155

Banks — 18.3%
Ameris Bancorp	23,716	1,143,111
BancorpSouth Bank	36,893	1,160,285
Banner Corp.	33,359	1,838,748
Boston Private Financial Holdings, Inc.	59,995	926,923
Bryn Mawr Bank Corp.	8,635	381,667
CenterState Bank Corp.	57,737	1,485,573
CoBiz Financial, Inc.	44,854	896,631
Columbia Banking System, Inc.	49,055	2,130,949
Community Bank System, Inc.	25,364	1,363,315
ConnectOne Bancorp, Inc.	34,959	900,194
CVB Financial Corp.	84,380	1,987,993
First Financial Bankshares, Inc.	35,307	1,590,580
First Merchants Corp.	38,339	1,612,538
First Midwest Bancorp, Inc.	51,331	1,232,457
Glacier Bancorp, Inc.	45,310	1,784,761
Great Western Bancorp, Inc.	47,011	1,871,038
Guaranty Bancorp	20,451	565,470
Heritage Financial Corp.	24,011	739,539
Home BancShares, Inc.	51,994	1,208,860
Independent Bank Corp.	21,126	1,475,651
Independent Bank Group, Inc.	23,753	1,605,703
Lakeland Financial Corp.	21,581	1,046,463
LegacyTexas Financial Group, Inc.	51,715	2,182,890
MB Financial, Inc.	47,160	2,099,563
National Commerce Corp.*	9,110	366,678
Pinnacle Financial Partners, Inc.	39,062	2,589,811
Prosperity Bancshares, Inc.	15,837	1,109,699
Renasant Corp.	41,867	1,711,942
Sandy Spring Bancorp, Inc.	15,417	601,571
South State Corp.	22,046	1,921,309
State Bank Financial Corp.	30,597	913,014

	Number of Shares	Value†

Banks — (continued)
Texas Capital Bancshares, Inc.*	24,143	$2,146,313
The First of Long Island Corp.	17,513	499,120
Towne Bank	11,972	368,139
TriCo Bancshares	16,644	630,142
Webster Financial Corp.	35,492	1,993,231

		48,081,871

Biotechnology — 0.3%
Emergent BioSolutions, Inc.*	16,117	748,957

Building Materials — 1.8%
Eagle Materials, Inc.	17,633	1,997,819
Gibraltar Industries, Inc.*	15,042	496,386
Patrick Industries, Inc.*	10,072	699,500
Summit Materials, Inc., Class A*	24,666	775,499
US Concrete, Inc.*	10,206	853,732

		4,822,936

Chemicals — 1.9%
Olin Corp.	47,361	1,685,105
Quaker Chemical Corp.	5,713	861,463
Tronox Ltd., Class A	22,761	466,828
Univar, Inc.*	52,392	1,622,056
Venator Materials PLC*	16,142	357,061

		4,992,513

Commercial Services — 3.1%
Aaron’s, Inc.	28,903	1,151,785
ABM Industries, Inc.	43,747	1,650,137
Adtalem Global Education, Inc.*	3,348	140,783
AMN Healthcare Services, Inc.*	18,018	887,387
Hertz Global Holdings, Inc.*	10,327	228,227
HMS Holdings Corp.*	40,793	691,441
James River Group Holdings Ltd.	22,986	919,670
Live Nation Entertainment, Inc.*	33,599	1,430,309
On Assignment, Inc.*	17,090	1,098,374

		8,198,113

Computers — 1.7%
CACI International, Inc., Class A*	8,853	1,171,695
Convergys Corp.	26,103	613,421
Mercury Systems, Inc.*	21,078	1,082,355
NetScout Systems, Inc.*	48,503	1,476,916

		4,344,387

Distribution & Wholesale — 1.4%
Beacon Roofing Supply, Inc.*	49,538	3,158,543
H&E Equipment Services, Inc.	15,674	637,148

		3,795,691

Diversified Financial Services — 1.3%
OM Asset Management PLC	60,666	1,016,156
Stifel Financial Corp.	32,761	1,951,245
Virtu Financial, Inc., Class A	21,851	399,873

		3,367,274

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electric — 3.5%
Black Hills Corp.	45,303	$2,723,163
IDACORP, Inc.	21,607	1,974,016
PNM Resources, Inc.	49,663	2,008,868
Portland General Electric Co.	54,916	2,503,071

		9,209,118

Electronics — 1.8%
CTS Corp.	35,877	923,833
II-VI, Inc.*	24,754	1,162,200
Tech Data Corp.*	14,954	1,465,043
Watts Water Technologies, Inc.	15,750	1,196,213

		4,747,289

Engineering & Construction — 1.4%
EMCOR Group, Inc.	14,250	1,164,938
Granite Construction, Inc.	12,922	819,642
TopBuild Corp.*	23,142	1,752,775

		3,737,355

Entertainment — 1.7%
Eldorado Resorts, Inc.*	28,722	952,134
Marriott Vacations Worldwide Corp.	9,521	1,287,335
Penn National Gaming, Inc.*	32,490	1,017,912
Red Rock Resorts, Inc., Class A	24,822	837,494
Vail Resorts, Inc.	1,738	369,273

		4,464,148

Environmental Control — 0.6%
Advanced Disposal Services, Inc.*	33,414	799,931
U.S. Ecology, Inc.	12,951	660,501

		1,460,432

Food — 1.4%
B&G Foods, Inc.	15,423	542,118
Hostess Brands, Inc.*	54,045	800,406
Simply Good Foods Co.*	131,698	1,878,014
United Natural Foods, Inc.*	10,152	500,189

		3,720,727

Gas — 1.5%
Chesapeake Utilities Corp.	8,249	647,959
New Jersey Resources Corp.	41,613	1,672,843
South Jersey Industries, Inc.	53,489	1,670,461

		3,991,263

Healthcare Products — 2.3%
CONMED Corp.	23,877	1,217,011
Halyard Health, Inc.*	33,637	1,553,357
ICU Medical, Inc.*	4,042	873,072
Integra LifeSciences Holdings Corp.*	21,012	1,005,634
Quidel Corp.*	19,805	858,547
Wright Medical Group NV*	25,821	573,226

		6,080,847

Healthcare Services — 0.7%
Acadia Healthcare Co., Inc.*	26,663	870,014
Almost Family, Inc.*	9,001	498,205

	Number of Shares	Value†

Healthcare Services — (continued)
Kindred Healthcare, Inc.	37,565	$364,381

		1,732,600

Home Builders — 1.6%
Foundation Building Materials, Inc.*	44,926	664,456
KB Home	12,673	404,902
Meritage Homes Corp.*	11,129	569,805
Taylor Morrison Home Corp., Class A*	39,735	972,315
William Lyon Homes, Class A*	15,849	460,889
Winnebago Industries, Inc.	19,560	1,087,536

		4,159,903

Insurance — 5.0%
AMERISAFE, Inc.	12,994	800,430
CNO Financial Group, Inc.	95,799	2,365,277
Enstar Group Ltd.*	5,371	1,078,228
Kinsale Capital Group, Inc.	22,160	997,200
MGIC Investment Corp.*	175,960	2,482,796
Primerica, Inc.	13,058	1,326,040
ProAssurance Corp.	20,001	1,143,057
RLI Corp.	18,770	1,138,588
Selective Insurance Group, Inc.	29,238	1,716,271

		13,047,887

Internet — 0.4%
Chegg, Inc.*	59,930	978,058

Investment Companies — 0.1%
Golub Capital BDC, Inc.	14,881	270,834

Iron & Steel — 1.2%
Allegheny Technologies, Inc.*	23,114	557,972
Carpenter Technology Corp.	18,075	921,644
Cleveland-Cliffs, Inc.*	20,383	146,961
Commercial Metals Co.	58,180	1,240,398
Ryerson Holding Corp.*	22,319	232,118

		3,099,093

Lodging — 2.1%
Boyd Gaming Corp.	41,592	1,457,800
Extended Stay America, Inc.	58,726	1,115,794
Hilton Grand Vacations, Inc.*	65,672	2,754,940
ILG, Inc.	6,270	178,570

		5,507,104

Machinery — Construction & Mining — 0.5%
Terex Corp.	28,107	1,355,320

Machinery — Diversified — 0.3%
Tennant Co.	10,775	782,804

Media — 0.9%
Gray Television, Inc.*	25,395	425,366
Nexstar Media Group, Inc., Class A	20,799	1,626,482
WideOpenWest, Inc.*	27,210	287,610

		2,339,458

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Metal Fabricate/Hardware — 2.3%
CIRCOR International, Inc.	23,490	$1,143,493
Mueller Water Products, Inc., Class A	78,667	985,698
RBC Bearings, Inc.*	6,985	882,904
Rexnord Corp.*	75,267	1,958,447
TriMas Corp.*	44,613	1,193,398

		6,163,940

Mining — 0.4%
Century Aluminum Co.*	20,507	402,757
Kaiser Aluminum Corp.	6,909	738,227

		1,140,984

Miscellaneous Manufacturing — 1.2%
Federal Signal Corp.	59,605	1,197,465
ITT, Inc.	27,725	1,479,683
Trinseo SA	5,664	411,206

		3,088,354

Oil & Gas — 4.5%
Callon Petroleum Co.*	164,971	2,004,398
Centennial Resource Development, Inc., Class A*	32,134	636,253
CNX Resources Corp.*	51,515	753,664
Delek US Holdings, Inc.	22,732	794,256
Jagged Peak Energy, Inc.*	43,475	686,036
Matador Resources Co.*	24,017	747,649
PDC Energy, Inc.*	32,770	1,688,966
RSP Permian, Inc.*	63,375	2,578,095
WPX Energy, Inc.*	135,775	1,910,354

		11,799,671

Oil & Gas Services — 1.4%
C&J Energy Services, Inc.*	40,174	1,344,624
Ncs Multistage Holdings, Inc.*	20,068	295,802
SRC Energy, Inc.*	168,427	1,436,682
Transocean Ltd.*	63,954	683,029

		3,760,137

Packaging and Containers — 0.7%
Berry Global Group, Inc.*	23,068	1,353,400
KapStone Paper and Packaging Corp.	18,129	411,347

		1,764,747

Pharmaceuticals — 0.3%
Impax Laboratories, Inc.*	32,422	539,826
Prestige Brands Holdings, Inc.*	4,890	217,165

		756,991

Real Estate — 1.0%
Granite Point Mortgage Trust, Inc.	74,289	1,317,887
Kennedy-Wilson Holdings, Inc.	73,409	1,273,646

		2,591,533

Retail — 2.9%
American Eagle Outfitters, Inc.	39,913	750,364
Burlington Stores, Inc.*	22,806	2,805,822
Caleres, Inc.	9,953	333,226

	Number of Shares	Value†

Retail — (continued)
Del Taco Restaurants, Inc.*	57,211	$693,397
Guess?, Inc.	4,867	82,155
Lithia Motors, Inc., Class A	13,007	1,477,465
National Vision Holdings, Inc.*	2,162	87,799
Office Depot, Inc.	96,742	342,467
The Children’s Place, Inc.	7,907	1,149,283

		7,721,978

Savings & Loans — 2.3%
Brookline Bancorp, Inc.	50,866	798,596
Flushing Financial Corp.	28,331	779,102
OceanFirst Financial Corp.	38,023	998,104
Provident Financial Services, Inc.	40,049	1,080,121
Washington Federal, Inc.	45,255	1,549,984
WSFS Financial Corp.	19,363	926,520

		6,132,427

Semiconductors — 1.8%
Cree, Inc.*	40,398	1,500,382
Entegris, Inc.	46,742	1,423,294
Lattice Semiconductor Corp.*	99,489	575,046
Semtech Corp.*	36,814	1,259,039

		4,757,761

Software — 3.6%
Allscripts Healthcare Solutions, Inc.*	102,996	1,498,592
Bottomline Technologies, Inc.*	20,931	725,887
CommVault Systems, Inc.*	30,251	1,588,178
Cornerstone OnDemand, Inc.*	33,900	1,197,687
Monotype Imaging Holdings, Inc.	17,733	427,365
SYNNEX Corp.	15,234	2,071,062
Verint Systems, Inc.*	48,004	2,008,967

		9,517,738

Storage & Warehousing — 0.3%
Mobile Mini, Inc.	24,729	853,150

Telecommunications — 1.7%
Anixter International, Inc.*	19,766	1,502,216
Extreme Networks, Inc.*	37,677	471,716
Finisar Corp.*	29,935	609,177
Knowles Corp.*	31,354	459,650
Viavi Solutions, Inc.*	152,443	1,332,352

		4,375,111

Transportation — 4.0%
Air Transport Services Group, Inc.*	41,788	966,974
ArcBest Corp.	14,475	517,481
Forward Air Corp.	10,781	619,261
Golar LNG Ltd.	71,163	2,121,369
Knight-Swift Transportation Holdings, Inc.	38,698	1,691,877
Marten Transport Ltd.	30,469	618,521
Saia, Inc.*	16,467	1,165,040
XPO Logistics, Inc.*	31,592	2,893,511

		10,594,034

TOTAL COMMON STOCKS (Cost $182,146,348)		236,010,657

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Small Cap Value Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — 8.9%
Building & Real Estate — 1.1%
Blackstone Mortgage Trust, Inc., Class A	51,923	$1,670,882
PennyMac Mortgage Investment Trust	73,509	1,181,290

		2,852,172

Diversified — 0.4%
PS Business Parks, Inc.	8,343	1,043,626

Healthcare — 0.7%
National Health Investors, Inc.	24,274	1,829,774

Hotels & Resorts — 2.6%
Chesapeake Lodging Trust	90,190	2,443,247
Pebblebrook Hotel Trust	92,406	3,434,731
RLJ Lodging Trust	45,886	1,008,116

		6,886,094

Industrial — 0.8%
CyrusOne, Inc.	36,298	2,160,820

Office Property — 1.2%
Columbia Property Trust, Inc.	91,579	2,101,738
Hudson Pacific Properties, Inc.	32,354	1,108,125

		3,209,863

Real Estate Investment Trusts — 0.2%
Two Harbors Investment Corp.	36,189	588,433

Storage & Warehousing — 1.0%
Life Storage, Inc.	27,506	2,449,959

Strip Centers — 0.9%
Acadia Realty Trust	81,342	2,225,517

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $20,594,262)		23,246,258

EXCHANGE TRADED FUNDS — 0.8%
iShares Russell 2000 Value ETF (Cost $1,999,929)	16,339	2,054,629

SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,064,637)	1,064,637	1,064,637

TOTAL INVESTMENTS — 99.9% (Cost $205,805,176)		$262,376,181

Other Assets & Liabilities — 0.1%		351,939

TOTAL NET ASSETS — 100.0%		$262,728,120

†	See Security Valuation Note.
*	Non-income producing security.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$236,010,657	$236,010,657	$—	$—
REAL ESTATE INVESTMENT TRUSTS	23,246,258	23,246,258	—	—
EXCHANGE TRADED FUNDS	2,054,629	2,054,629	—	—
SHORT-TERM INVESTMENTS	1,064,637	1,064,637	—	—

TOTAL INVESTMENTS	$262,376,181	$262,376,181	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — 91.0%
Advertising — 0.0%
MDC Partners, Inc., Class A*	1,800	$17,550
Yext, Inc.*	500	6,015

		23,565

Aerospace & Defense — 1.1%
AAR Corp.	1,269	49,859
Aerojet Rocketdyne Holdings, Inc.*	2,440	76,128
Aerovironment, Inc.*	718	40,323
Astronics Corp.*	779	32,305
Cubic Corp.	969	57,123
Curtiss-Wright Corp.	1,651	201,174
Ducommun, Inc.*	400	11,380
Esterline Technologies Corp.*	1,040	77,688
Kaman Corp.	1,048	61,664
KLX, Inc.*	2,000	136,500
Kratos Defense & Security Solutions, Inc.*	2,422	25,649
Moog, Inc., Class A*	1,191	103,438
National Presto Industries, Inc.	146	14,520
Triumph Group, Inc.	2,000	54,400

		942,151

Agriculture — 0.3%
Alico, Inc.	151	4,454
Cadiz, Inc.*	800	11,400
Limoneira Co.	600	13,440
Tejon Ranch Co.*	825	17,127
The Andersons, Inc.	1,132	35,262
Universal Corp.	955	50,137
Vector Group Ltd.	3,799	85,022

		216,842

Airlines — 0.3%
Allegiant Travel Co.	501	77,530
Hawaiian Holdings, Inc.	2,026	80,736
SkyWest, Inc.	1,981	105,191

		263,457

Apparel — 0.7%
Columbia Sportswear Co.	1,122	80,650
Crocs, Inc.*	2,900	36,656
Deckers Outdoor Corp.*	1,200	96,300
Delta Apparel, Inc.*	300	6,060
G-III Apparel Group Ltd.*	1,708	63,008
Iconix Brand Group, Inc.*	1,842	2,376
Oxford Industries, Inc.	608	45,716
Perry Ellis International, Inc.*	414	10,367
Sequential Brands Group, Inc.*	1,740	3,097
Steven Madden Ltd.*	2,349	109,698
Superior Uniform Group, Inc.	500	13,355
Unifi, Inc.*	660	23,674
Weyco Group, Inc.	200	5,944
Wolverine World Wide, Inc.	3,582	114,194

		611,095

Auto Manufacturers — 0.2%
Navistar International Corp.*	1,800	77,184
REV Group, Inc.	1,000	32,530
Wabash National Corp.	2,300	49,910

		159,624

	Number of Shares	Value†

Auto Parts & Equipment — 1.2%
American Axle & Manufacturing Holdings, Inc.*	3,416	$58,175
Commercial Vehicle Group, Inc.*	1,000	10,690
Cooper Tire & Rubber Co.	2,049	72,432
Cooper-Standard Holding, Inc.*	700	85,750
Dana, Inc.	5,496	175,927
Dorman Products, Inc.*	1,092	66,765
Douglas Dynamics, Inc.	900	34,020
Gentherm, Inc.*	1,468	46,609
Horizon Global Corp.*	718	10,066
Meritor, Inc.*	3,045	71,436
Miller Industries, Inc.	443	11,429
Modine Manufacturing Co.*	2,077	41,955
Motorcar Parts of America, Inc.*	700	17,493
Spartan Motors, Inc.	1,500	23,625
Standard Motor Products, Inc.	900	40,419
Superior Industries International, Inc.	1,119	16,617
Tenneco, Inc.	2,100	122,934
Titan International, Inc.	1,913	24,640
Tower International, Inc.	800	24,440

		955,422

Banks — 9.2%
1st Source Corp.	688	34,022
Access National Corp.	399	11,108
ACNB Corp.	300	8,865
Allegiance Bancshares, Inc.*	500	18,825
American National Bankshares, Inc.	400	15,320
Ameris Bancorp	1,447	69,745
Ames National Corp.	299	8,327
Arrow Financial Corp.	400	13,580
Atlantic Capital Bancshares, Inc.*	800	14,080
BancFirst Corp.	620	31,713
Banco Latinoamericano de Comercio Exterior S.A.	1,110	29,859
BancorpSouth Bank	3,249	102,181
Bank of Commerce Holdings	900	10,350
Bank of Marin Bancorp	290	19,720
Bank of NT Butterfield & Son Ltd.	2,100	76,209
Bankwell Financial Group, Inc.	300	10,302
Banner Corp.	1,200	66,144
Bar Harbor Bankshares	597	16,125
Blue Hills Bancorp, Inc.	1,100	22,110
Boston Private Financial Holdings, Inc.	3,358	51,881
Bridge Bancorp, Inc.	707	24,745
Bryn Mawr Bank Corp.	732	32,354
C&F Financial Corp.	200	11,600
Cadence BanCorp*	300	8,136
Camden National Corp.	539	22,708
Capital City Bank Group, Inc.	269	6,171
Capstar Financial Holdings, Inc.*	500	10,385
Carolina Financial Corp.	800	29,720
Cass Information Systems, Inc.	499	29,047
Cathay General Bancorp	2,950	124,401
CenterState Bank Corp.	1,932	49,710
Central Pacific Financial Corp.	1,100	32,813

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Central Valley Community Bancorp	400	$8,072
Century Bancorp, Inc., Class A	69	5,399
Chemical Financial Corp.	2,700	144,369
Chemung Financial Corp.	200	9,620
Citizens & Northern Corp.	356	8,544
City Holding Co.	548	36,974
Civista Bancshares, Inc.	400	8,800
CNB Financial Corp.	474	12,438
CoBiz Financial, Inc.	1,500	29,985
Codorus Valley Bancorp, Inc.	441	12,141
Columbia Banking System, Inc.	2,768	120,242
Community Bank System, Inc.	1,837	98,739
Community Financial Corp.	100	3,830
Community Trust Bancorp, Inc.	483	22,749
ConnectOne Bancorp, Inc.	1,060	27,295
County Bancorp, Inc.	300	8,928
Customers Bancorp, Inc.*	980	25,470
CVB Financial Corp.	3,992	94,051
Eagle Bancorp, Inc.*	1,173	67,917
Enterprise Bancorp, Inc.	313	10,658
Enterprise Financial Services Corp.	782	35,307
Equity Bancshares, Inc., Class A*	300	10,623
Evans Bancorp, Inc.	200	8,380
Farmers & Merchants Bancorp, Inc.	400	16,320
Farmers Capital Bank Corp.	300	11,550
Farmers National Banc Corp.	1,100	16,225
FB Financial Corp.*	500	20,995
Fidelity Southern Corp.	907	19,773
Financial Institutions, Inc.	440	13,684
First Bancorp	1,124	39,688
First BanCorp Puerto Rico*	6,400	32,640
First Bancorp, Inc.	434	11,818
First Bancshares, Inc.	300	10,260
First Busey Corp.	1,413	42,305
First Business Financial Services, Inc.	400	8,848
First Citizens BancShares, Inc., Class A	278	112,034
First Commonwealth Financial Corp.	3,721	53,285
First Community Bancshares, Inc.	626	17,985
First Connecticut Bancorp, Inc.	659	17,233
First Financial Bancorp	2,505	66,007
First Financial Bankshares, Inc.	2,452	110,463
First Financial Corp.	480	21,768
First Foundation, Inc.*	1,200	22,248
First Internet Bancorp	300	11,445
First Interstate BancSystem, Inc., Class A	987	39,529
First Merchants Corp.	1,538	64,688
First Mid-Illinois Bancshares, Inc.	300	11,562
First Midwest Bancorp, Inc.	4,014	96,376
First Northwest Bancorp*	500	8,150
FNB Bancorp.	300	10,947
Franklin Financial Network, Inc.*	400	13,640
Fulton Financial Corp.	6,403	114,614
German American Bancorp, Inc.	738	26,074
Glacier Bancorp, Inc.	3,021	118,997
Great Southern Bancorp, Inc.	471	24,327

	Number of Shares	Value†

Banks — (continued)
Great Western Bancorp, Inc.	2,300	$91,540
Green Bancorp, Inc.*	700	14,210
Guaranty Bancorp	700	19,355
Hancock Holding Co.	3,272	161,964
Hanmi Financial Corp.	1,213	36,815
HarborOne Bancorp, Inc.*	600	11,496
Heartland Financial USA, Inc.	917	49,197
Heritage Commerce Corp.	1,200	18,384
Heritage Financial Corp.	1,130	34,804
Home BancShares, Inc.	5,835	135,664
Hope Bancorp, Inc.	5,067	92,473
Horizon Bancorp	900	25,020
Howard Bancorp, Inc.*	500	11,000
IBERIABANK Corp.	1,946	150,815
Independent Bank Corp.	800	17,880
Independent Bank Corp.	1,071	74,809
Independent Bank Group, Inc.	700	47,320
International Bancshares Corp.	2,125	84,362
Investar Holding Corp.	300	7,230
Kearny Financial Corp.	3,176	45,893
Lakeland Bancorp, Inc.	1,711	32,937
Lakeland Financial Corp.	891	43,205
LCNB Corp.	400	8,180
LegacyTexas Financial Group, Inc.	1,866	78,764
Live Oak Bancshares, Inc.	900	21,465
Macatawa Bank Corp.	1,300	13,000
MainSource Financial Group, Inc.	921	33,441
MB Financial, Inc.	3,084	137,300
MBT Financial Corp.	900	9,540
Mercantile Bank Corp.	700	24,759
Midland States Bancorp, Inc.	600	19,488
MidSouth Bancorp, Inc.	700	9,275
MidWestOne Financial Group, Inc.	400	13,412
National Bankshares, Inc.	319	14,499
National Commerce Corp.*	400	16,100
NBT Bancorp, Inc.	1,669	61,419
Nicolet Bankshares, Inc.*	300	16,422
Northeast Bancorp	300	6,945
Northrim BanCorp, Inc.	300	10,155
Norwood Financial Corp.	300	9,900
OFG Bancorp	1,810	17,014
Old Line Bancshares, Inc.	400	11,776
Old National Bancorp	4,961	86,569
Old Second Bancorp, Inc.	800	10,920
Opus Bank*	700	19,110
Orrstown Financial Services, Inc.	400	10,100
Pacific Mercantile Bancorp*	800	7,000
Paragon Commercial Corp.*	200	10,642
Park National Corp.	524	54,496
PCSB Financial Corp.*	700	13,335
Peapack Gladstone Financial Corp.	636	22,273
Penns Woods Bancorp, Inc.	268	12,483
People’s Utah Bancorp	600	18,180
Peoples Bancorp, Inc.	572	18,659
Peoples Financial Services Corp.	300	13,974
Preferred Bank	500	29,390

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Premier Financial Bancorp, Inc.	440	$8,835
QCR Holdings, Inc.	400	17,140
Reliant Bancorp, Inc.	400	10,256
Renasant Corp.	1,635	66,855
Republic Bancorp, Inc., Class A	387	14,714
Republic First Bancorp, Inc.*	1,700	14,365
S&T Bancorp, Inc.	1,259	50,121
Sandy Spring Bancorp, Inc.	985	38,435
Seacoast Banking Corp of Florida*	1,540	38,823
ServisFirst Bancshares, Inc.	1,800	74,700
Shore Bancshares, Inc.	600	10,020
Sierra Bancorp	312	8,287
Simmons First National Corp., Class A	1,448	82,681
SmartFinancial, Inc.*	400	8,680
South State Corp.	1,380	120,267
Southern First Bancshares, Inc.*	300	12,375
Southern National Bancorp of Virginia, Inc.	600	9,618
Southside Bancshares, Inc.	971	32,703
State Bank Financial Corp.	1,500	44,760
Stock Yards Bancorp, Inc.	767	28,916
Summit Financial Group, Inc.	400	10,528
Sun Bancorp, Inc.	520	12,636
Sunshine Bancorp, Inc.*	300	6,882
Texas Capital Bancshares, Inc.*	1,873	166,510
The Bancorp, Inc.*	1,512	14,939
The First of Long Island Corp.	889	25,336
Tompkins Financial Corp.	558	45,393
Towne Bank	2,232	68,634
TriCo Bancshares	804	30,439
TriState Capital Holdings, Inc.*	1,000	23,000
Triumph Bancorp., Inc.*	500	15,750
TrustCo Bank Corp.	3,252	29,918
Trustmark Corp.	2,630	83,792
UMB Financial Corp.	1,781	128,089
Umpqua Holdings Corp.	8,501	176,821
Union Bankshares Corp.	1,628	58,885
Union Bankshares Inc/Morrisville VT	100	5,295
United Bankshares, Inc.	3,856	133,996
United Community Banks, Inc.	2,678	75,359
Univest Corp. of Pennsylvania	1,087	30,490
Valley National Bancorp	10,035	112,593
Veritex Holdings, Inc.*	600	16,554
Walker & Dunlop, Inc.*	1,100	52,250
Washington Trust Bancorp, Inc.	570	30,352
WashingtonFirst Bankshares Inc.*	420	14,389
WesBanco, Inc.	1,623	65,975
West Bancorporation, Inc.	778	19,567
Westamerica Bancorporation	973	57,942
Western New England Bancorp, Inc.	1,000	10,900
Wintrust Financial Corp.	2,142	176,437
Xenith Bankshares, Inc.*	300	10,149

		7,496,974

Beverages — 0.3%
Coca-Cola Bottling Co. Consolidated	174	37,455
Craft Brew Alliance, Inc.*	700	13,440

	Number of Shares	Value†

Beverages — (continued)
Farmer Brothers Co.*	204	$6,559
MGP Ingredients, Inc.	500	38,440
National Beverage Corp.	442	43,068
Primo Water Corp.*	1,000	12,570
The Boston Beer Co., Inc., Class A*	327	62,490

		214,022

Biotechnology — 4.1%
Abeona Therapeutics, Inc.*	900	14,265
Acceleron Pharma, Inc.*	1,100	46,684
Achillion Pharmaceuticals, Inc.*	4,300	12,384
Acorda Therapeutics, Inc.*	1,731	37,130
Aduro Biotech, Inc.*	1,500	11,250
Advaxis, Inc.*	1,000	2,840
Agenus, Inc.*	3,200	10,432
Alder Biopharmaceuticals, Inc.*	1,900	21,755
AMAG Pharmaceuticals, Inc.*	1,456	19,292
AnaptysBio, Inc.*	700	70,504
Anavex Life Sciences Corp.*	2,000	6,440
ANI Pharmaceuticals, Inc.*	300	19,335
Ardelyx, Inc.*	1,400	9,240
Arena Pharmaceuticals, Inc.*	1,450	49,256
Assembly Biosciences, Inc.*	500	22,625
Asterias Biotherapeutics, Inc.*	1,300	2,925
Atara Biotherapeutics, Inc.*	1,000	18,100
Athersys, Inc.*	3,600	6,516
Audentes Therapeutics, Inc.*	600	18,750
Bellicum Pharmaceuticals, Inc.*	900	7,569
BioCryst Pharmaceuticals, Inc.*	2,900	14,239
Biohaven Pharmaceutical Holding Co. Ltd.*	400	10,792
BioTime, Inc.*	3,100	6,665
Bluebird Bio, Inc.*	1,800	320,580
Blueprint Medicines Corp.*	1,500	113,115
Calyxt, Inc.*	300	6,609
Cambrex Corp.*	1,267	60,816
Celldex Therapeutics, Inc.*	3,644	10,349
Clearside Biomedical, Inc.*	500	3,500
Coherus Biosciences, Inc.*	1,300	11,440
Corium International, Inc.*	900	8,649
Curis, Inc.*	3,600	2,520
Cytokinetics, Inc.*	1,400	11,410
CytomX Therapeutics, Inc.*	900	18,999
Dermira, Inc.*	1,500	41,715
Dynavax Technologies Corp.*	2,320	43,384
Edge Therapeutics, Inc.*	800	7,496
Editas Medicine, Inc.*	1,300	39,949
Emergent BioSolutions, Inc.*	1,258	58,459
Enzo Biochem, Inc.*	1,800	14,670
Epizyme, Inc.*	1,600	20,080
Exact Sciences Corp.*	4,500	236,430
Fate Therapeutics, Inc.*	2,000	12,220
Five Prime Therapeutics, Inc.*	1,100	24,112
Fortress Biotech, Inc.*	500	1,995
Foundation Medicine, Inc.*	518	35,328
Genocea Biosciences, Inc.*	1,800	2,088

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Biotechnology — (continued)
Geron Corp.*	6,550	$11,790
Halozyme Therapeutics, Inc.*	4,489	90,947
Idera Pharmaceuticals, Inc.*	5,700	12,027
ImmunoGen, Inc.*	3,263	20,916
Immunomedics, Inc.*	3,936	63,606
Innoviva, Inc.*	2,800	39,732
Inovio Pharmaceuticals, Inc.*	2,500	10,325
Insmed, Inc.*	2,800	87,304
Intellia Therapeutics, Inc.*	300	5,766
Iovance Biotherapeutics, Inc.*	2,500	20,000
Karyopharm Therapeutics, Inc.*	800	7,680
Kura Oncology, Inc.*	700	10,710
Lexicon Pharmaceuticals, Inc.*	1,760	17,389
Ligand Pharmaceuticals, Inc.*	744	101,876
Loxo Oncology, Inc.*	800	67,344
MacroGenics, Inc.*	1,300	24,700
Merrimack Pharmaceuticals, Inc.	450	4,613
Momenta Pharmaceuticals, Inc.*	2,682	37,414
Myriad Genetics, Inc.*	2,500	85,862
NeoGenomics, Inc.*	1,700	15,062
NewLink Genetics Corp.*	700	5,677
Novavax, Inc.*	10,129	12,560
Novelion Therapeutics, Inc.*	1,000	3,120
Omeros Corp.*	1,400	27,202
Organovo Holdings, Inc.*	4,900	6,566
Otonomy, Inc.*	1,100	6,105
Pacific Biosciences of California, Inc.*	3,200	8,448
Paratek Pharmaceuticals, Inc.*	900	16,110
PDL BioPharma, Inc.*	6,217	17,035
Pieris Pharmaceuticals, Inc.*	1,300	9,815
Prothena Corp. PLC*	1,400	52,486
PTC Therapeutics, Inc.*	1,200	20,016
Puma Biotechnology, Inc.*	1,100	108,735
REGENXBIO, Inc.*	1,100	36,575
Repligen Corp.*	1,300	47,164
Retrophin, Inc.*	1,500	31,605
Rigel Pharmaceuticals, Inc.*	6,090	23,629
RTI Surgical, Inc.*	2,035	8,343
Sage Therapeutics, Inc.*	1,500	247,065
Sangamo Therapeutics, Inc.*	3,203	52,529
Selecta Biosciences, Inc.*	300	2,943
Spark Therapeutics, Inc.*	1,000	51,420
Spectrum Pharmaceuticals, Inc.*	3,014	57,115
Stemline Therapeutics, Inc.*	1,000	15,600
The Medicines Co.*	2,592	70,865
Theravance Biopharma, Inc.*	1,500	41,835
Ultragenyx Pharmaceutical, Inc.*	1,500	69,570
Veracyte Inc.*	800	5,224
Versartis, Inc.*	1,200	2,640
WaVe Life Sciences Ltd.*	400	14,040
XBiotech, Inc.*	800	3,152
ZIOPHARM Oncology, Inc.*	4,627	19,156

		3,374,309

	Number of Shares	Value†

Building Materials — 1.8%
AAON, Inc.	1,585	$58,170
Apogee Enterprises, Inc.	1,043	47,696
Armstrong Flooring, Inc.*	1,000	16,920
Boise Cascade Co.	1,400	55,860
Builders FirstSource, Inc.*	3,473	75,677
Caesarstone Ltd.*	1,000	22,000
Comfort Systems USA, Inc.	1,327	57,924
Continental Building Products, Inc.*	1,500	42,225
Forterra, Inc.*	900	9,990
Gibraltar Industries, Inc.*	1,201	39,633
Griffon Corp.	1,256	25,560
JELD-WEN Holding, Inc.*	2,600	102,362
Louisiana-Pacific Corp.	5,594	146,898
LSI Industries, Inc.	1,314	9,040
Masonite International Corp.*	1,100	81,565
NCI Building Systems, Inc.*	1,264	24,395
Patrick Industries, Inc.*	975	67,714
PGT Innovations, Inc.*	1,700	28,645
Ply Gem Holdings, Inc.*	1,000	18,500
Quanex Building Products Corp.	1,425	33,345
Simpson Manufacturing Co., Inc.	1,585	90,995
Summit Materials, Inc., Class A*	4,106	129,083
Trex Co., Inc.*	1,162	125,949
Universal Forest Products, Inc.	2,349	88,369
US Concrete, Inc.*	600	50,190

		1,448,705

Chemicals — 1.9%
A. Schulman, Inc.	1,188	44,253
Aceto Corp.	1,042	10,764
AdvanSix, Inc.*	1,200	50,484
AgroFresh Solutions, Inc.*	1,400	10,360
American Vanguard Corp.	1,078	21,183
Balchem Corp.	1,205	97,123
Codexis, Inc.*	1,600	13,360
CSW Industrials, Inc.*	600	27,570
Ferro Corp.*	3,238	76,384
GCP Applied Technologies, Inc.*	2,700	86,130
H.B. Fuller Co.	1,980	106,662
Hawkins, Inc.	449	15,805
Ingevity Corp.*	1,600	112,752
Innophos Holdings, Inc.	796	37,197
Innospec, Inc.	900	63,540
Intrepid Potash, Inc.*	3,700	17,612
KMG Chemicals, Inc.	300	19,824
Kraton Corp.*	1,241	59,779
Kronos Worldwide, Inc.	900	23,193
Landec Corp.*	1,218	15,347
Minerals Technologies, Inc.	1,328	91,433
Oil-Dri Corp of America	97	4,025
OMNOVA Solutions, Inc.*	1,268	12,680
PolyOne Corp.	3,155	137,242
PQ Group Holdings, Inc.*	1,100	18,095
Quaker Chemical Corp.	511	77,054

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Chemicals — (continued)
Rayonier Advanced Materials, Inc.	1,900	$38,855
Sensient Technologies Corp.	1,658	121,283
Stepan Co.	808	63,808
Tronox Ltd., Class A	3,400	69,734

		1,543,531

Coal — 0.3%
Arch Coal, Inc.	800	74,528
Cloud Peak Energy, Inc.*	2,900	12,905
Peabody Energy Corp.*	2,400	94,488
SunCoke Energy, Inc.*	2,341	28,069
Warrior Met Coal, Inc.	700	17,605
Westmoreland Coal Co.*	600	726

		228,321

Commercial Services — 4.7%
Aaron’s, Inc.	2,500	99,625
ABM Industries, Inc.	2,139	80,683
Acacia Research Corp.*	1,880	7,614
Adtalem Global Education, Inc.*	2,400	100,920
Alarm.com Holdings, Inc.*	800	30,200
American Public Education, Inc.*	755	18,913
AMN Healthcare Services, Inc.*	1,809	89,093
ARC Document Solutions, Inc.*	1,436	3,662
Ascent Capital Group, Inc., Class A*	531	6,101
Avis Budget Group, Inc.*	2,900	127,252
B. Riley Financial, Inc.	500	9,050
Barrett Business Services, Inc.	342	22,056
Bridgepoint Education, Inc.*	480	3,984
Capella Education Co.	407	31,502
Cardtronics PLC, Class A*	1,763	32,651
Care.com, Inc.*	400	7,216
Career Education Corp.*	2,300	27,784
Carriage Services, Inc.	600	15,426
CBIZ, Inc.*	2,140	33,063
Collectors Universe, Inc.	400	11,456
CorVel Corp.*	362	19,150
Cotiviti Holdings, Inc.*	1,400	45,094
CPI Card Group, Inc.	160	587
CRA International, Inc.	274	12,316
Cross Country Healthcare, Inc.*	1,084	13,832
Deluxe Corp.	1,807	138,850
Emerald Expositions Events, Inc.	600	12,204
Ennis, Inc.	858	17,803
Everi Holdings, Inc.*	2,500	18,850
EVERTEC, Inc.	2,139	29,197
ExlService Holdings, Inc.*	1,300	78,455
Forrester Research, Inc.	375	16,575
Franklin Covey Co.*	197	4,088
FTI Consulting, Inc.*	1,556	66,846
Grand Canyon Education, Inc.*	1,756	157,215
Great Lakes Dredge & Dock Corp.*	2,751	14,855
Green Dot Corp., Class A*	1,800	108,468
Healthcare Services Group, Inc.	2,680	141,290
HealthEquity, Inc.*	1,900	88,654

	Number of Shares	Value†

Commercial Services — (continued)
Heidrick & Struggles International, Inc.	669	$16,424
Herc Holdings, Inc.*	900	56,349
Hertz Global Holdings, Inc.*	2,100	46,410
HMS Holdings Corp.*	3,015	51,104
Huron Consulting Group, Inc.*	828	33,493
ICF International, Inc.*	748	39,270
Information Services Group, Inc.*	1,600	6,672
Insperity, Inc.	1,448	83,043
James River Group Holdings Ltd.	900	36,009
K12, Inc.*	1,152	18,317
Kelly Services, Inc., Class A	1,014	27,652
Kforce, Inc.	1,086	27,421
Korn/Ferry International	1,990	82,346
Laureate Education, Inc.*	1,300	17,628
LendingTree, Inc.*	300	102,135
Liberty Tax, Inc.	200	2,200
LSC Communications, Inc.	1,300	19,695
Matthews International Corp., Class A	1,205	63,624
MAXIMUS, Inc.	2,488	178,091
McGrath RentCorp	953	44,772
Medifast, Inc.	331	23,107
MoneyGram International, Inc.*	1,078	14,208
Monro Inc	1,237	70,447
Multi-Color Corp.	567	42,440
National Research Corp., Class A	187	6,975
Navigant Consulting, Inc.*	1,984	38,509
On Assignment, Inc.*	1,952	125,455
Paylocity Holding Corp.*	900	42,444
Quad/Graphics, Inc.	1,300	29,380
Rent-A-Center, Inc.	1,953	21,678
Resources Connection, Inc.	922	14,245
RPX Corp.	1,700	22,848
RR Donnelley & Sons Co.	2,700	25,110
SEACOR Marine Holdings Inc.*	603	7,055
ServiceSource International, Inc.*	2,400	7,416
Sotheby’s*	1,441	74,356
SP Plus Corp.*	693	25,710
Strayer Education, Inc.	400	35,832
Team, Inc.*	1,183	17,627
TeleTech Holdings, Inc.	507	20,407
The Brink’s Co.	1,710	134,577
The Hackett Group, Inc.	1,116	17,532
The Providence Service Corp.*	400	23,736
Travelport Worldwide Ltd.	4,700	61,429
TriNet Group, Inc.*	1,600	70,944
TrueBlue, Inc.*	1,576	43,340
Vectrus, Inc.*	300	9,255
Viad Corp.	771	42,713
Weight Watchers International, Inc.*	1,100	48,708
Willdan Group, Inc.*	300	7,182

		3,819,900

Computers — 2.4%
3D Systems Corp.*	4,400	38,016
A10 Networks, Inc.*	2,000	15,440

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Computers — (continued)
Agilysys, Inc.*	376	$4,617
Barracuda Networks, Inc.*	1,000	27,500
CACI International, Inc., Class A*	950	125,732
Carbonite, Inc.*	800	20,080
Convergys Corp.	3,583	84,200
Cray, Inc.*	1,599	38,696
Diebold Nixdorf, Inc.	2,900	47,415
Digimarc Corp.*	300	10,845
DMC Global, Inc.	700	17,535
Electronics For Imaging, Inc.*	1,824	53,863
Engility Holdings, Inc.*	700	19,859
EPAM Systems, Inc.*	1,900	204,117
Immersion Corp.*	842	5,945
Insight Enterprises, Inc.*	1,343	51,423
LivePerson, Inc.*	1,925	22,138
Lumentum Holdings, Inc.*	2,300	112,470
Maxwell Technologies, Inc.*	1,500	8,640
Mercury Systems, Inc.*	1,836	94,279
Mitek Systems, Inc.*	1,400	12,530
MTS Systems Corp.	660	35,442
NetScout Systems, Inc.*	3,265	99,419
Nutanix, Inc.*	4,100	144,648
Presidio, Inc.*	700	13,419
Pure Storage, Inc., Class A*	3,600	57,096
Qualys, Inc.*	1,100	65,285
Quantum Corp.*	1,100	6,193
Radisys Corp.*	1,700	1,709
Science Applications International Corp.	1,700	130,169
Silver Spring Networks, Inc.*	1,500	24,360
Stratasys Ltd.*	1,800	35,928
Super Micro Computer, Inc.*	1,471	30,781
Sykes Enterprises, Inc.*	1,536	48,307
Syntel, Inc.*	1,360	31,266
The Key W Holding Corp.*	2,200	12,914
Unisys Corp.*	2,224	18,126
USA Technologies, Inc.*	1,800	17,550
Varonis Systems, Inc.*	700	33,985
VeriFone Systems, Inc.*	4,400	77,924
Virtusa Corp.*	1,089	48,003
Vocera Communications, Inc.*	1,100	33,242

		1,981,106

Cosmetics & Personal Care — 0.1%
elf Beauty, Inc.*	800	17,848
Inter Parfums, Inc.	624	27,113
Revlon, Inc., Class A*	570	12,426

		57,387

Distribution & Wholesale — 0.7%
Beacon Roofing Supply, Inc.*	2,581	164,565
Castle Brands, Inc.*	5,500	6,710
Core-Mark Holding Co., Inc.	1,764	55,707
Essendant, Inc.	1,519	14,081
Fossil Group, Inc.*	1,700	13,209
H&E Equipment Services, Inc.	1,159	47,113
Huttig Building Products Inc.*	1,500	9,975

	Number of Shares	Value†

Distribution & Wholesale — (continued)
Nexeo Solutions, Inc.*	1,000	$9,100
Owens & Minor, Inc.	2,276	42,971
ScanSource, Inc.*	981	35,120
SiteOne Landscape Supply, Inc.*	1,300	99,710
Titan Machinery, Inc.*	523	11,072
Triton International Ltd.*	1,693	63,403
Veritiv Corp.*	500	14,450

		587,186

Diversified Financial Services — 2.3%
Aircastle Ltd.	1,976	46,219
Altisource Portfolio Solutions SA*	500	14,000
Artisan Partners Asset Management, Inc., Class A	1,700	67,150
Associated Capital Group, Inc., Class A	262	8,934
Blackhawk Network Holdings, Inc.*	2,100	74,865
Cohen & Steers, Inc.	817	38,636
Cowen Group Inc., Class A*	947	12,926
Diamond Hill Investment Group, Inc.	107	22,113
Ellie Mae, Inc.*	1,300	116,220
Encore Capital Group, Inc.*	997	41,974
Enova International, Inc.*	1,029	15,641
Evercore, Inc., Class A	1,522	136,980
Federal Agricultural Mortgage Corp., Class C	300	23,472
Financial Engines, Inc.	2,300	69,690
GAIN Capital Holdings, Inc.	1,800	18,000
GAMCO Investors, Inc., Class A	262	7,768
Granite Point Mortgage Trust, Inc.	1,600	28,384
Greenhill & Co., Inc.	1,100	21,450
Hamilton Lane, Inc., Class A	500	17,695
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,700	40,902
Houlihan Lokey, Inc.	900	40,887
Impac Mortgage Holdings, Inc.*	500	5,080
INTL. FCStone, Inc.*	593	25,220
Investment Technology Group, Inc.	1,300	25,025
Ladder Capital Corp. REIT	2,747	37,442
Ladenburg Thalmann Financial Services, Inc.	4,000	12,640
LendingClub Corp.*	12,100	49,973
Marlin Business Services Corp.	200	4,480
Moelis & Co., Class A	1,200	58,200
Nationstar Mortgage Holdings, Inc.*	1,300	24,050
Nelnet, Inc., Class A	799	43,769
Ocwen Financial Corp.*	3,800	11,894
OM Asset Management PLC	3,000	50,250
On Deck Capital, Inc.*	2,200	12,628
Oppenheimer Holdings, Inc., Class A	238	6,378
PennyMac Financial Service, Class A*	500	11,175
PHH Corp.*	1,989	20,487
Piper Jaffray Cos.	587	50,629
PJT Partners, Inc., Class A	800	36,480
PRA Group, Inc.*	1,848	61,354
Pzena Investment Management, Inc., Class A	830	8,856
R1 RCM, Inc.*	3,900	17,199
Regional Management Corp.*	300	7,893

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Diversified Financial Services — (continued)
Stifel Financial Corp.	2,506	$149,257
Teton Advisors, Inc., Class B~	2	0
TPG RE Finance Trust, Inc.	400	7,620
Virtu Financial, Inc., Class A	1,100	20,130
Virtus Investment Partners, Inc.	240	27,612
Waddell & Reed Financial, Inc., Class A	3,200	71,488
WageWorks, Inc.*	1,500	93,000
Westwood Holdings Group, Inc.	311	20,591
WisdomTree Investments, Inc.	4,400	55,220
World Acceptance Corp.*	262	21,149

		1,911,075

Electric — 1.8%
ALLETE, Inc.	1,951	145,076
Ameresco, Inc., Class A*	1,100	9,460
Atlantic Power Corp.*	4,127	9,699
Avista Corp.	2,439	125,584
Black Hills Corp.	2,048	123,105
Dynegy, Inc.*	4,300	50,955
El Paso Electric Co.	1,577	87,287
Genie Energy Ltd., Class B*	800	3,488
IDACORP, Inc.	1,901	173,675
MGE Energy, Inc.	1,342	84,680
NorthWestern Corp.	1,880	112,236
NRG Yield, Inc., Class A	1,500	28,275
NRG Yield, Inc., Class C	2,500	47,250
Ormat Technologies, Inc.	1,500	95,940
Otter Tail Corp.	1,592	70,764
PNM Resources, Inc.	3,110	125,800
Portland General Electric Co.	3,456	157,525
Spark Energy, Inc., Class A	400	4,960
Unitil Corp.	463	21,122

		1,476,881

Electrical Components & Equipment — 1.1%
Advanced Energy Industries, Inc.*	1,493	100,748
Belden, Inc.	1,555	119,999
Encore Wire Corp.	771	37,509
Energous Corp.*	700	13,615
EnerSys	1,723	119,973
Generac Holdings, Inc.*	2,349	116,322
General Cable Corp.	1,900	56,240
Graham Corp.	466	9,753
Insteel Industries, Inc.	691	19,569
Littelfuse, Inc.	878	173,686
Novanta, Inc.*	1,300	65,000
Powell Industries, Inc.	429	12,291
SunPower Corp.*	2,300	19,389
Vicor Corp.*	422	8,820

		872,914

Electronics — 2.2%
Allied Motion Technologies, Inc.	400	13,236
Applied Optoelectronics, Inc.*	700	26,474
AVX Corp.	1,600	27,680
Badger Meter, Inc.	1,118	53,440

	Number of Shares	Value†

Electronics — (continued)
Bel Fuse, Inc., Class B	269	$6,772
Benchmark Electronics, Inc.*	1,813	52,758
Brady Corp., Class A	1,857	70,380
Control4 Corp.*	1,000	29,760
CTS Corp.	1,263	32,522
CyberOptics Corp.*	400	6,000
Electro Scientific Industries, Inc.*	1,300	27,859
ESCO Technologies, Inc.	1,034	62,299
FARO Technologies, Inc.*	620	29,140
Fitbit, Inc.*	6,800	38,828
Fluidigm Corp.*	1,100	6,479
GoPro, Inc., Class A*	3,700	28,009
II-VI, Inc.*	2,356	110,614
IMAX Corp.*	2,100	48,615
Iteris, Inc.*	1,200	8,364
Itron, Inc.*	1,300	88,660
KEMET Corp.*	1,800	27,108
Kimball Electronics, Inc.*	933	17,027
Mesa Laboratories, Inc.	100	12,430
Methode Electronics, Inc.	1,460	58,546
MicroVision, Inc.*	2,900	4,727
NVE Corp.	209	17,974
OSI Systems, Inc.*	657	42,298
Park Electrochemical Corp.	833	16,369
Plexus Corp.*	1,303	79,118
Rogers Corp.*	660	106,867
Sanmina Corp.*	2,926	96,558
Sparton Corp.*	400	9,224
Stoneridge, Inc.*	1,073	24,529
Tech Data Corp.*	1,318	129,125
TTM Technologies, Inc.*	3,629	56,866
Vishay Intertechnology, Inc.	5,100	105,825
Vishay Precision Group, Inc.*	300	7,545
Watts Water Technologies, Inc.	1,117	84,836
Woodward, Inc.	2,001	153,157
ZAGG, Inc.*	900	16,605

		1,834,623

Energy-Alternate Sources — 0.3%
Clean Energy Fuels Corp.*	6,800	13,804
FutureFuel Corp.	1,100	15,499
Green Plains, Inc.	1,467	24,719
Pacific Ethanol, Inc.*	900	4,095
Pattern Energy Group, Inc.	2,600	55,874
Plug Power, Inc.*	6,800	16,048
Renewable Energy Group, Inc.*	1,600	18,880
REX American Resources Corp.*	192	15,896
Sunrun, Inc.*	2,700	15,930
TerraForm Power, Inc., Class A	1,879	22,473
TPI Composites, Inc.*	400	8,184
Vivint Solar, Inc.*	800	3,240

		214,642

Engineering & Construction — 1.4%
Aegion Corp.*	1,255	31,915
Argan, Inc.	536	24,120

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Engineering & Construction — (continued)
Chicago Bridge & Iron Co. NV	3,900	$62,946
Dycom Industries, Inc.*	1,153	128,479
EMCOR Group, Inc.	2,263	185,000
Exponent, Inc.	940	66,834
Granite Construction, Inc.	1,544	97,936
Hill International, Inc.*	1,500	8,175
IES Holdings, Inc.*	400	6,900
KBR, Inc.	5,200	103,116
Layne Christensen Co.*	700	8,785
MasTec, Inc.*	2,564	125,508
McDermott International, Inc.*	11,100	73,038
Mistras Group, Inc.*	800	18,776
MYR Group, Inc.*	683	24,403
NV5 Global, Inc.*	300	16,245
Orion Group Holdings, Inc.*	1,137	8,903
Sterling Construction Co., Inc.*	1,000	16,280
TopBuild Corp.*	1,400	106,036
Tutor Perini Corp.*	1,397	35,414
VSE Corp.	308	14,916

		1,163,725

Entertainment — 1.0%
AMC Entertainment Holdings, Inc., Class A	2,155	32,540
Churchill Downs, Inc.	520	121,004
Eldorado Resorts, Inc.*	1,800	59,670
Eros International PLC*	1,200	11,580
Golden Entertainment, Inc.*	500	16,325
International Speedway Corp., Class A	858	34,191
Marriott Vacations Worldwide Corp.	800	108,168
National CineMedia, Inc.	2,374	16,286
Penn National Gaming, Inc.*	3,200	100,256
Pinnacle Entertainment, Inc.*	1,982	64,871
RCI Hospitality Holdings, Inc.	400	11,192
Reading International, Inc., Class A*	700	11,690
Red Rock Resorts, Inc., Class A	2,700	91,098
Scientific Games Corp., Class A*	2,100	107,730
SeaWorld Entertainment, Inc.*	2,700	36,639
Speedway Motorsports, Inc.	316	5,963

		829,203

Environmental Control — 0.8%
Advanced Disposal Services, Inc.*	1,700	40,698
Advanced Emissions Solutions, Inc.	800	7,728
Aqua Metals, Inc.*	600	1,278
AquaVenture Holdings Ltd.*	400	6,208
Calgon Carbon Corp.	1,762	37,531
Casella Waste Systems, Inc., Class A*	1,500	34,530
CECO Environmental Corp.	1,309	6,715
Covanta Holding Corp.	4,600	77,740
Darling Ingredients, Inc.*	6,267	113,621
Energy Recovery, Inc.*	1,500	13,125
Evoqua Water Technologies Corp.*	1,200	28,452
Heritage-Crystal Clean, Inc.*	600	13,050
Hudson Technologies, Inc.*	1,400	8,498
MSA Safety, Inc.	1,321	102,404

	Number of Shares	Value†

Environmental Control — (continued)
Tetra Tech, Inc.	2,164	$104,196
U.S. Ecology, Inc.	842	42,942

		638,716

Food — 1.5%
Amplify Snack Brands, Inc.*	900	10,809
B&G Foods, Inc.	2,572	90,406
Cal-Maine Foods, Inc.*	1,246	55,385
Calavo Growers, Inc.	651	54,944
Dean Foods Co.	3,700	42,772
Fresh Del Monte Produce, Inc.	1,316	62,734
Hostess Brands, Inc.*	3,100	45,911
Ingles Markets, Inc., Class A	604	20,898
J&J Snack Foods Corp.	596	90,491
John B Sanfilippo & Son, Inc.	300	18,975
Lancaster Colony Corp.	733	94,711
Lifeway Foods, Inc.*	87	696
Nutrisystem, Inc.	1,080	56,808
Performance Food Group Co.*	3,300	109,230
Sanderson Farms, Inc.	734	101,864
Seneca Foods Corp., Class A*	211	6,488
Smart & Final Stores, Inc.*	1,100	9,405
Snyder’s-Lance, Inc.	3,212	160,857
SpartanNash Co.	1,530	40,820
SUPERVALU, Inc.*	1,471	31,774
The Chefs’ Warehouse, Inc.*	750	15,375
Tootsie Roll Industries, Inc.	679	24,716
United Natural Foods, Inc.*	1,900	93,613
Village Super Market, Inc., Class A	268	6,145
Weis Markets, Inc.	366	15,149

		1,260,976

Forest Products & Paper — 0.3%
Clearwater Paper Corp.*	678	30,781
Deltic Timber Corp.	392	35,888
Neenah, Inc.	674	61,098
Orchids Paper Products Co.	400	5,120
P.H. Glatfelter Co.	1,659	35,569
Schweitzer-Mauduit International, Inc.	1,176	53,343
Verso Corp., Class A*	1,700	29,869

		251,668

Gas — 1.2%
Chesapeake Utilities Corp.	635	49,879
New Jersey Resources Corp.	3,364	135,233
Northwest Natural Gas Co.	1,050	62,633
ONE Gas, Inc.	2,000	146,520
RGC Resources, Inc.	400	10,832
South Jersey Industries, Inc.	3,080	96,188
Southwest Gas Holdings, Inc.	1,786	143,737
Spire, Inc.	1,756	131,964
WGL Holdings, Inc.	1,994	171,165

		948,151

Hand & Machine Tools — 0.3%
Franklin Electric Co., Inc.	1,670	76,653
Hardinge, Inc.	700	12,194

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Hand & Machine Tools — (continued)
Kennametal, Inc.	3,100	$150,071
Milacron Holdings Corp.*	1,800	34,452

		273,370

Healthcare — 0.1%
Syneos Health, Inc.*	2,100	91,560

Healthcare Products — 3.6%
Abaxis, Inc.	829	41,052
Accelerate Diagnostics, Inc.*	951	24,916
Accuray, Inc.*	2,738	11,773
Analogic Corp.	507	42,461
AngioDynamics, Inc.*	1,458	24,247
AtriCure, Inc.*	1,200	21,888
Atrion Corp.	53	33,422
AxoGen, Inc.*	1,200	33,960
BioTelemetry, Inc.*	1,100	32,890
Cantel Medical Corp.	1,375	141,446
Cardiovascular Systems, Inc.*	1,300	30,797
Cerus Corp.*	3,600	12,168
ConforMIS, Inc.*	1,600	3,808
CONMED Corp.	1,103	56,220
CryoLife, Inc.*	1,399	26,791
Cutera, Inc.*	500	22,675
Endologix, Inc.*	3,198	17,109
Entellus Medical, Inc.*	400	9,756
Exactech, Inc.*	509	25,170
FONAR Corp.*	200	4,870
GenMark Diagnostics, Inc.*	1,700	7,089
Genomic Health, Inc.*	709	24,248
Glaukos Corp.*	1,100	28,215
Globus Medical, Inc., Class A*	2,700	110,970
Haemonetics Corp.*	2,046	118,832
Halyard Health, Inc.*	1,800	83,124
ICU Medical, Inc.*	579	125,064
Inogen, Inc.*	600	71,448
Insulet Corp.*	2,246	154,974
Integer Holdings Corp.*	1,193	54,043
Integra LifeSciences Holdings Corp.*	2,452	117,353
Intersect ENT, Inc.*	1,100	35,640
Invacare Corp.	1,190	20,051
iRhythm Technologies, Inc.*	500	28,025
K2M Group Holdings, Inc.*	1,600	28,800
Lantheus Holdings, Inc.*	1,000	20,450
LeMaitre Vascular, Inc.	400	12,736
LivaNova PLC*	1,900	151,848
Luminex Corp.	1,653	32,564
Masimo Corp.*	1,704	144,499
Meridian Bioscience, Inc.	1,760	24,640
Merit Medical Systems, Inc.*	1,875	81,000
MiMedx Group, Inc.*	3,800	47,918
NanoString Technologies, Inc.*	600	4,482
Natus Medical, Inc.*	1,275	48,705
Nevro Corp.*	1,100	75,944
Novocure Ltd.*	2,100	42,420
NuVasive, Inc.*	2,006	117,331
NxStage Medical, Inc.*	2,584	62,610

	Number of Shares	Value†

Healthcare Products — (continued)
Ocular Therapeutix, Inc.*	700	$3,115
OraSure Technologies, Inc.*	2,201	41,511
Orthofix International NV*	671	36,704
Oxford Immunotec Global PLC*	1,000	13,970
Penumbra, Inc.*	1,100	103,510
Pulse Biosciences, Inc.*	400	9,440
Quidel Corp.*	1,051	45,561
Rockwell Medical, Inc.*	1,800	10,476
Sientra, Inc.*	500	7,030
STAAR Surgical Co.*	1,400	21,700
Surmodics, Inc.*	373	10,444
Tactile Systems Technology, Inc.*	400	11,592
Utah Medical Products, Inc.	100	8,140
Varex Imaging Corp.*	1,500	60,255
ViewRay, Inc.*	1,100	10,186
Wright Medical Group NV*	3,904	86,669

		2,972,745

Healthcare Services — 1.7%
AAC Holdings, Inc.*	200	1,800
Addus HomeCare Corp.*	400	13,920
Almost Family, Inc.*	477	26,402
Amedisys, Inc.*	1,106	58,297
American Renal Associates Holdings, Inc.*	400	6,960
Capital Senior Living Corp.*	1,036	13,976
Catalent, Inc.*	4,800	197,184
Chemed Corp.	582	141,438
Civitas Solutions, Inc.*	400	6,840
Community Health Systems, Inc.*	3,600	15,336
Genesis Healthcare, Inc.*	1,861	1,420
HealthSouth Corp.	3,736	184,596
Invitae Corp.*	1,100	9,988
Kindred Healthcare, Inc.	3,374	32,728
LHC Group, Inc.*	582	35,647
Magellan Health, Inc.*	941	90,853
Medpace Holdings, Inc.*	300	10,878
Molina Healthcare, Inc.*	1,668	127,902
Natera, Inc.*	700	6,293
National HealthCare Corp.	406	24,742
RadNet, Inc.*	1,500	15,150
Select Medical Holdings Corp.*	4,100	72,365
Surgery Partners, Inc.*	700	8,470
Teladoc, Inc.*	2,100	73,185
Tenet Healthcare Corp.*	3,200	48,512
The Ensign Group, Inc.	1,880	41,736
Tivity Health, Inc.*	1,458	53,290
Triple-S Management Corp., Class B*	891	22,141
U.S. Physical Therapy, Inc.	491	35,450

		1,377,499

Holding Companies — 0.2%
FCB Financial Holdings, Inc., Class A*	1,400	71,120
HRG Group, Inc.*	4,575	77,546
National Bank Holdings Corp., Class A	1,000	32,430
Tiptree Financial, Inc., Class A	1,100	6,545

		187,641

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Home Builders — 1.0%
Beazer Homes USA, Inc.*	1,424	$27,355
Cavco Industries, Inc.*	301	45,933
Century Communities, Inc.*	800	24,880
Foundation Building Materials, Inc.*	500	7,395
Green Brick Partners, Inc.*	1,100	12,430
Hovnanian Enterprises, Inc., Class A*	4,810	16,114
Installed Building Products, Inc.*	800	60,760
KB Home	3,200	102,240
LGI Homes, Inc.*	600	45,018
M/I Homes, Inc.*	836	28,758
MDC Holdings, Inc.	1,701	54,228
Meritage Homes Corp.*	1,490	76,288
Tailored Brands, Inc.	1,956	42,699
Taylor Morrison Home Corp., Class A*	2,800	68,516
The New Home Co., Inc.*	600	7,518
TRI Pointe Group, Inc.*	5,700	102,144
William Lyon Homes, Class A*	1,000	29,080
Winnebago Industries, Inc.	1,122	62,383

		813,739

Home Furnishings — 0.5%
American Woodmark Corp.*	569	74,112
Bassett Furniture Industries, Inc.	300	11,280
Daktronics, Inc.	1,209	11,038
Ethan Allen Interiors, Inc.	1,028	29,401
Flexsteel Industries, Inc.	200	9,356
Hamilton Beach Brands Holding Co., Class A	444	11,406
Hooker Furniture Corp.	500	21,225
iRobot Corp.*	982	75,319
Kimball International, Inc., Class B	1,244	23,226
La-Z-Boy, Inc.	1,962	61,214
Sleep Number Corp.*	1,572	59,092
Universal Electronics, Inc.*	600	28,350
VOXX International Corp.*	800	4,480

		419,499

Hotels & Resorts — 0.1%
La Quinta Holdings, Inc.*	3,100	57,226

Household Products & Wares — 0.4%
ACCO Brands Corp.*	4,393	53,595
Central Garden & Pet Co.*	500	19,460
Central Garden & Pet Co., Class A*	1,402	52,869
CSS Industries, Inc.	412	11,466
Helen of Troy Ltd.*	995	95,868
WD-40 Co.	546	64,428

		297,686

Housewares — 0.0%
Libbey, Inc.	800	6,016
Lifetime Brands, Inc.	400	6,600

		12,616

Insurance — 3.1%
Ambac Financial Group, Inc.*	1,700	27,166
American Equity Investment Life Holding Co.	3,276	100,671

	Number of Shares	Value†

Insurance — (continued)
AMERISAFE, Inc.	708	$43,613
AmTrust Financial Services, Inc.	3,300	33,231
Argo Group International Holdings Ltd.	1,159	71,452
Atlas Financial Holdings, Inc.*	400	8,220
Baldwin & Lyons, Inc., Class B	325	7,784
Blue Capital Reinsurance Holdings Ltd.	300	3,615
Citizens, Inc.*	1,466	10,775
CNO Financial Group, Inc.	6,393	157,843
Crawford & Co., Class B	638	6,138
Donegal Group, Inc., Class A	283	4,896
eHealth, Inc.*	720	12,506
EMC Insurance Group, Inc.	450	12,910
Employers Holdings, Inc.	1,282	56,921
Enstar Group Ltd.*	413	82,910
Essent Group Ltd.*	3,000	130,260
FBL Financial Group, Inc., Class A	427	29,741
Federated National Holding Co.	500	8,285
Genworth Financial, Inc., Class A*	19,200	59,712
Global Indemnity Ltd.*	383	16,094
Greenlight Capital Re Ltd., Class A*	1,128	22,673
Hallmark Financial Services, Inc.*	255	2,660
HCI Group, Inc.	300	8,970
Health Insurance Innovations, Inc.*	400	9,980
Heritage Insurance Holdings, Inc.	800	14,416
Hilltop Holdings, Inc.	2,783	70,493
Horace Mann Educators Corp.	1,480	65,268
Independence Holding Co.	100	2,745
Infinity Property & Casualty Corp.	420	44,520
Investors Title Co.	39	7,736
Kemper Corp.	1,500	103,350
Kingstone Cos, Inc.	500	9,400
Kinsale Capital Group, Inc.	600	27,000
Maiden Holdings Ltd.	2,768	18,269
MBIA, Inc.*	4,700	34,404
MGIC Investment Corp.*	14,127	199,332
National General Holdings Corp.	2,000	39,280
National Western Life Group, Inc., Class A	95	31,447
NI Holdings, Inc.*	600	10,188
NMI Holdings, Inc., Class A*	2,100	35,700
Primerica, Inc.	1,700	172,635
Radian Group, Inc.	8,403	173,186
RLI Corp.	1,522	92,325
Safety Insurance Group, Inc.	582	46,793
Selective Insurance Group, Inc.	2,175	127,672
State Auto Financial Corp.	476	13,861
Stewart Information Services Corp.	908	38,408
The Navigators Group, Inc.	790	38,473
Third Point Reinsurance Ltd.*	3,700	54,205
Trupanion, Inc.*	900	26,343
United Fire Group, Inc.	880	40,110
United Insurance Holdings Corp.	800	13,800
Universal Insurance Holdings, Inc.	1,251	34,215
WMIH Corp.*	8,700	7,387

		2,521,987

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Internet — 2.4%
1-800-Flowers.com, Inc., Class A*	737	$7,886
Bazaarvoice, Inc.*	3,500	19,075
Blucora, Inc.*	1,496	33,062
Boingo Wireless, Inc.*	1,300	29,250
Box, Inc., Class A*	3,100	65,472
Brightcove, Inc.*	1,200	8,520
Cars.com, Inc.*	2,800	80,752
Carvana Co.*	600	11,472
ChannelAdvisor Corp.*	900	8,100
Chegg, Inc.*	3,600	58,752
Cogent Communications Holdings, Inc.	1,619	73,341
DHI Group, Inc.*	1,863	3,540
Endurance International Group Holdings, Inc.*	2,100	17,640
ePlus, Inc.*	490	36,848
Etsy, Inc.*	4,300	87,935
FTD Cos., Inc.*	818	5,881
Global Eagle Entertainment, Inc.*	1,500	3,435
Groupon, Inc.*	13,300	67,830
GrubHub, Inc.*	3,246	233,063
HealthStream, Inc.*	900	20,844
Imperva, Inc.*	1,300	51,610
Internap Corp.*	775	12,175
Limelight Networks, Inc.*	3,372	14,871
Liquidity Services, Inc.*	1,035	5,020
Meet Group, Inc.*	1,900	5,358
New Media Investment Group, Inc.	1,700	28,526
NIC, Inc.	2,629	43,641
Okta, Inc.*	400	10,244
Overstock.com, Inc.*	571	36,487
Perficient, Inc.*	1,245	23,742
Q2 Holdings, Inc.*	1,100	40,535
QuinStreet, Inc.*	1,815	15,210
Quotient Technology, Inc.*	2,700	31,725
Rapid7, Inc.*	800	14,928
RealNetworks, Inc.*	515	1,761
Reis, Inc.	400	8,260
RingCentral, Inc., Class A*	2,400	116,160
Safeguard Scientifics, Inc.*	850	9,520
Shutterfly, Inc.*	1,290	64,177
Shutterstock, Inc.*	800	34,424
Stamps.com, Inc.*	662	124,456
TechTarget, Inc.*	500	6,960
The Rubicon Project, Inc.*	1,200	2,244
The Trade Desk Inc., Class A*	900	41,157
TrueCar, Inc.*	2,300	25,760
Tucows, Inc.*	400	28,020
VASCO Data Security International, Inc.*	1,028	14,289
VirnetX Holding Corp.*	1,583	5,857
Web.com Group, Inc.*	1,500	32,700
XO Group, Inc.*	859	15,857
Yelp, Inc.*	3,000	125,880
Zendesk, Inc.*	3,800	128,592
Zix Corp.*	1,848	8,094

		2,000,938

	Number of Shares	Value†

Investment Companies — 0.1%
Arlington Asset Investment Corp., Class A	900	$10,602
Cannae Holdings, Inc.*	2,400	40,872

		51,474

Iron & Steel — 0.6%
AK Steel Holding Corp.*	12,000	67,920
Allegheny Technologies, Inc.*	4,800	115,872
Carpenter Technology Corp.	1,800	91,782
Cleveland-Cliffs, Inc.*	11,200	80,752
Commercial Metals Co.	4,500	95,940
Ryerson Holding Corp.*	800	8,320
Schnitzer Steel Industries, Inc., Class A	900	30,150
TimkenSteel Corp.*	1,400	21,266

		512,002

Leisure Time — 0.7%
Acushnet Holdings Corp.	1,100	23,188
Callaway Golf Co.	3,546	49,396
Camping World Holdings Inc., Class A	1,200	53,676
Drive Shack, Inc.	2,400	13,272
Escalade, Inc.	600	7,380
Fox Factory Holding Corp.*	1,400	54,390
Johnson Outdoors, Inc., Class A	200	12,418
LCI Industries	891	115,830
Liberty TripAdvisor Holdings, Inc., Class A*	2,900	27,332
Lindblad Expeditions Holdings Inc.*	700	6,853
Malibu Boats, Inc., Class A*	600	17,838
Marine Products Corp.	88	1,121
MCBC Holdings, Inc.*	500	11,110
Nautilus, Inc.*	1,300	17,355
Planet Fitness, Inc., Class A*	3,300	114,279
Vista Outdoor, Inc.*	2,200	32,054

		557,492

Lodging — 0.5%
Belmond Ltd., Class A*	3,445	42,201
Boyd Gaming Corp.	3,066	107,463
Caesars Entertainment Corp.*	5,087	64,350
Century Casinos, Inc.*	1,100	10,043
ILG, Inc.	4,116	117,224
Monarch Casino & Resort, Inc.*	485	21,738
Red Lion Hotels Corp.*	800	7,880
The Marcus Corp.	633	17,313

		388,212

Machinery — Construction & Mining — 0.1%
Astec Industries, Inc.	798	46,683
Babcock & Wilcox Enterprises, Inc.*	1,900	10,792
Hyster-Yale Materials Handling, Inc.	344	29,295

		86,770

Machinery — Diversified — 0.9%
Alamo Group, Inc.	317	35,780
Albany International Corp., Class A	1,132	69,561
Altra Industrial Motion Corp.	1,003	50,551
Applied Industrial Technologies, Inc.	1,482	100,924
Briggs & Stratton Corp.	1,636	41,505

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Machinery — Diversified — (continued)
Chart Industries, Inc.*	1,177	$55,154
Columbus McKinnon Corp.	685	27,386
DXP Enterprises, Inc.*	522	15,436
Gencor Industries, Inc.*	500	8,275
Hurco Cos., Inc.	200	8,440
Ichor Holdings Ltd.*	600	14,760
Intevac, Inc.*	800	5,480
Kadant, Inc.	399	40,060
Lindsay Corp.	353	31,135
Manitowoc Co., Inc.*	1,325	52,126
NACCO Industries, Inc., Class A	122	4,593
SPX FLOW, Inc.*	1,500	71,325
Tennant Co.	736	53,470
The ExOne Co.*	500	4,200
The Gorman-Rupp Co.	751	23,439
Twin Disc, Inc.*	400	10,628

		724,228

Media — 1.3%
Central European Media Enterprises Ltd., Class A*	3,100	14,415
Daily Journal Corp.*	41	9,439
Entercom Communications Corp., Class A	4,800	51,840
Entravision Communications Corp., Class A	2,800	20,020
Gannett Co., Inc.	4,800	55,632
Gray Television, Inc.*	2,600	43,550
Hemisphere Media Group, Inc.*	900	10,395
Houghton Mifflin Harcourt Co.*	3,900	36,270
Liberty Media Corp. - Liberty Braves, Class A*	500	11,025
Liberty Media Corp. - Liberty Braves, Class C*	1,300	28,886
Meredith Corp.	1,500	99,075
MSG Networks, Inc., Class A*	2,300	46,575
Nexstar Media Group, Inc., Class A	1,749	136,772
Saga Communications, Inc., Class A	133	5,380
Scholastic Corp.	1,156	46,367
Sinclair Broadcast Group, Inc., Class A	2,717	102,838
The E.W. Scripps Co., Class A*	2,329	36,402
The New York Times Co., Class A	4,821	89,189
Time, Inc.	3,800	70,110
TiVo Corp.	4,623	72,119
tronc, Inc.*	700	12,313
WideOpenWest, Inc.*	800	8,456
World Wrestling Entertainment, Inc., Class A	1,314	40,182

		1,047,250

Metal Fabricate/Hardware — 0.9%
Advanced Drainage Systems, Inc.	1,200	28,620
Ampco-Pittsburgh Corp.*	500	6,200
Atkore International Group, Inc.*	1,300	27,885
CIRCOR International, Inc.	635	30,912
Global Brass & Copper Holdings, Inc.	700	23,170
Haynes International, Inc.	564	18,076
L.B. Foster Co., Class A*	500	13,575
Lawson Products, Inc.*	400	9,900
Mueller Industries, Inc.	2,188	77,521
Mueller Water Products, Inc., Class A	6,192	77,586

	Number of Shares	Value†

Metal Fabricate/Hardware — (continued)
NN, Inc.	1,000	$27,600
Northwest Pipe Co.*	600	11,484
Olympic Steel, Inc.	231	4,964
Omega Flex, Inc.	59	4,213
RBC Bearings, Inc.*	859	108,578
Rexnord Corp.*	4,100	106,682
Sun Hydraulics Corp.	859	55,569
The Eastern Co.	300	7,845
TriMas Corp.*	1,795	48,016
Worthington Industries, Inc.	1,784	78,603

		766,999

Mining — 0.7%
Century Aluminum Co.*	1,754	34,449
Coeur Mining, Inc.*	6,928	51,960
Compass Minerals International, Inc.	1,300	93,925
Fairmount Santrol Holdings, Inc.*	6,100	31,903
Ferroglobe Representation & Warranty Insurance Trust Units*~	2,414	0
Gold Resource Corp.	2,400	10,560
Hecla Mining Co.	15,517	61,602
Kaiser Aluminum Corp.	616	65,820
Klondex Mines Ltd.*	6,900	18,009
Materion Corp.	857	41,650
Ring Energy, Inc.*	1,600	22,240
Smart Sand, Inc.*	700	6,062
United States Lime & Minerals, Inc.	29	2,236
Uranium Energy Corp.*	5,300	9,381
US Silica Holdings, Inc.	3,100	100,936

		550,733

Miscellaneous Manufacturing — 1.7%
Actuant Corp., Class A	2,406	60,872
American Outdoor Brands Corp.*	2,179	27,978
American Railcar Industries, Inc.	300	12,492
AZZ, Inc.	976	49,874
Barnes Group, Inc.	1,965	124,326
Chase Corp.	300	36,150
Core Molding Technologies, Inc.	300	6,510
EnPro Industries, Inc.	817	76,398
Fabrinet*	1,300	37,310
Federal Signal Corp.	2,343	47,071
FreightCar America, Inc.	570	9,736
GP Strategies Corp.*	400	9,280
Harsco Corp.*	3,200	59,680
Hillenbrand, Inc.	2,374	106,118
John Bean Technologies Corp.	1,229	136,173
Koppers Holdings, Inc.*	820	41,738
LSB Industries, Inc.*	749	6,561
Lydall, Inc.*	600	30,450
Movado Group, Inc.	460	14,812
Myers Industries, Inc.	625	12,187
NL Industries, Inc.*	90	1,282
Park-Ohio Holdings Corp.	400	18,380
Proto Labs, Inc.*	1,000	103,000
Raven Industries, Inc.	1,346	46,235

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — (continued)
SPX Corp.*	1,700	$53,363
Standex International Corp.	500	50,925
Sturm Ruger & Co., Inc.	719	40,156
Tredegar Corp.	1,061	20,371
Trinseo SA	1,700	123,420

		1,362,848

Office & Business Equipment — 0.0%
Eastman Kodak Co.*	800	2,480

Office Furnishings — 0.4%
Herman Miller, Inc.	2,232	89,392
HNI Corp.	1,743	67,228
Interface, Inc.	2,395	60,234
Knoll, Inc.	1,953	44,997
Steelcase, Inc., Class A	3,531	53,671

		315,522

Oil & Gas — 1.7%
Abraxas Petroleum Corp.*	4,100	10,086
Adams Resources & Energy, Inc.	100	4,350
Bill Barrett Corp.*	2,025	10,388
Bonanza Creek Energy, Inc.*	800	22,072
California Resources Corp.*	1,400	27,216
Callon Petroleum Co.*	7,400	89,910
Carrizo Oil & Gas, Inc.*	2,965	63,095
Cobalt International Energy, Inc.*	1	1
Contango Oil & Gas Co.*	703	3,311
CVR Energy, Inc.	700	26,068
Delek US Holdings, Inc.	2,979	104,086
Denbury Resources, Inc.*	14,400	31,824
Diamond Offshore Drilling, Inc.*	2,500	46,475
Earthstone Energy, Inc., Class A*	700	7,441
Eclipse Resources Corp.*	1,400	3,360
Energy XXI Gulf Coast, Inc.*	1,200	6,888
Ensco PLC, Class A	16,700	98,697
EP Energy Corp., Class A*	1,800	4,248
Evolution Petroleum Corp.	1,200	8,220
Gastar Exploration, Inc.*	10,700	11,235
Halcon Resources Corp.*	4,900	37,093
Isramco, Inc.*	21	2,198
Jagged Peak Energy, Inc.*	2,200	34,716
Jones Energy, Inc., Class A*	3,262	3,588
Lilis Energy, Inc.*	1,700	8,687
Matador Resources Co.*	3,500	108,955
Midstates Petroleum Co. Inc.*	400	6,632
Nabors Industries Ltd.	952	6,502
Noble Corp. PLC*	9,500	42,940
Oasis Petroleum, Inc.*	9,000	75,690
Panhandle Oil and Gas, Inc., Class A	634	13,029
Par Pacific Holdings, Inc.*	1,318	25,411
Parker Drilling Co.*	5,217	5,217
PDC Energy, Inc.*	2,412	124,315
Penn Virginia Corp.*	600	23,466
Resolute Energy Corp.*	800	25,176
Rowan Cos PLC, Class A*	4,600	72,036

	Number of Shares	Value†

Oil & Gas — (continued)
Sanchez Energy Corp.*	2,700	$14,337
SandRidge Energy, Inc.*	1,400	29,498
SilverBow Resources, Inc.*	300	8,916
Stone Energy Corp.*	800	25,728
Trecora Resources*	1,000	13,500
Ultra Petroleum Corp.*	7,600	68,856
Unit Corp.*	2,100	46,200
W&T Offshore, Inc.*	1,643	5,438
WildHorse Resource Development Corp.*	1,100	20,251

		1,427,346

Oil & Gas Services — 1.1%
Archrock, Inc.	2,600	27,300
Basic Energy Services, Inc.*	700	16,429
C&J Energy Services, Inc.*	1,800	60,246
CARBO Ceramics, Inc.*	800	8,144
Dril-Quip, Inc.*	1,500	71,550
Exterran Corp.*	1,300	40,872
Flotek Industries, Inc.*	2,000	9,320
Forum Energy Technologies, Inc.*	2,700	41,985
Frank’s International N.V.	1,900	12,635
Geospace Technologies Corp.*	476	6,174
Helix Energy Solutions Group, Inc.*	5,401	40,724
Independence Contract Drilling, Inc.*	1,100	4,378
Keane Group, Inc.*	1,500	28,515
Key Energy Services, Inc.*	400	4,716
Mammoth Energy Services, Inc.*	500	9,815
Matrix Service Co.*	987	17,569
MRC Global, Inc.*	3,400	57,528
Natural Gas Services Group, Inc.*	594	15,563
Ncs Multistage Holdings, Inc.*	400	5,896
Newpark Resources, Inc.*	3,512	30,203
NOW, Inc.*	4,300	47,429
Oil States International, Inc.*	2,100	59,430
Pioneer Energy Services Corp.*	2,650	8,082
ProPetro Holding Corp.*	2,200	44,352
SEACOR Holdings, Inc.*	600	27,732
Select Energy Services, Inc., Class A*	1,000	18,240
Solaris Oilfield Infrastructure, Inc., Class A*	500	10,705
SRC Energy, Inc.*	9,000	76,770
Superior Energy Services, Inc.*	6,000	57,780
TETRA Technologies, Inc.*	5,379	22,968
Thermon Group Holdings, Inc.*	1,100	26,037
Willbros Group, Inc.*	2,600	3,692

		912,779

Packaging and Containers — 0.2%
Greif, Inc., Class A	1,000	60,580
Greif, Inc., Class B	200	13,870
KapStone Paper and Packaging Corp.	3,240	73,516
UFP Technologies, Inc.*	300	8,340

		156,306

Pharmaceuticals — 3.9%
Achaogen, Inc.*	1,100	11,814
Aclaris Therapeutics, Inc.*	800	19,728

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Adamas Pharmaceuticals, Inc.*	700	$23,723
Aerie Pharmaceuticals, Inc.*	1,200	71,700
Aimmune Therapeutics, Inc.*	1,400	52,948
Akcea Therapeutics, Inc.*	600	10,416
Akebia Therapeutics, Inc.*	1,700	25,279
Amicus Therapeutics, Inc.*	6,300	90,657
Amphastar Pharmaceuticals, Inc.*	1,400	26,936
Anika Therapeutics, Inc.*	500	26,955
Antares Pharma, Inc.*	5,600	11,144
Aratana Therapeutics, Inc.*	900	4,734
Array BioPharma, Inc.*	6,248	79,975
Avexis, Inc.*	900	99,603
Axovant Sciences Ltd.*	1,200	6,324
BioScrip, Inc.*	4,411	12,836
BioSpecifics Technologies Corp.*	200	8,666
Calithera Biosciences, Inc.*	1,200	10,020
Cara Therapeutics, Inc.*	800	9,792
Catalyst Pharmaceuticals, Inc.*	2,800	10,948
ChemoCentryx, Inc.*	1,000	5,950
Chimerix, Inc.*	1,700	7,871
Clovis Oncology, Inc.*	1,700	115,600
Collegium Pharmaceutical, Inc.*	1,000	18,460
Concert Pharmaceuticals, Inc.*	500	12,935
Corbus Pharmaceuticals Holdings Inc.*	1,700	12,070
Corcept Therapeutics, Inc.*	3,600	65,016
Depomed, Inc.*	2,283	18,378
Diplomat Pharmacy, Inc.*	1,900	38,133
Durect Corp.*	3,500	3,226
Eagle Pharmaceuticals, Inc.*	300	16,026
Enanta Pharmaceuticals, Inc.*	600	35,208
Esperion Therapeutics, Inc.*	600	39,504
FibroGen, Inc.*	2,500	118,500
Flexion Therapeutics, Inc.*	1,200	30,048
G1 Therapeutics, Inc.*	300	5,952
Global Blood Therapeutics, Inc.*	1,400	55,090
Heron Therapeutics, Inc.*	1,900	34,390
Heska Corp.*	200	16,042
Horizon Pharma PLC*	6,500	94,900
Ignyta, Inc.*	1,600	42,720
Immune Design Corp.*	400	1,560
Impax Laboratories, Inc.*	2,837	47,236
Insys Therapeutics, Inc.*	800	7,696
Intra-Cellular Therapies, Inc.*	1,400	20,272
Ironwood Pharmaceuticals, Inc.*	5,161	77,363
Jounce Therapeutics, Inc.*	400	5,100
Kala Pharmaceuticals, Inc.*	300	5,547
Keryx Biopharmaceuticals, Inc.*	3,500	16,275
Kindred Biosciences, Inc.*	1,400	13,230
La Jolla Pharmaceutical Co.*	700	22,526
Lannett Co., Inc.*	997	23,130
Madrigal Pharmaceuticals, Inc.*	200	18,358
MannKind Corp.*	1	2
MediciNova, Inc.*	1,400	9,058
Melinta Therapeutics, Inc.*	360	5,688
Minerva Neurosciences, Inc.*	800	4,840
MyoKardia, Inc.*	700	29,470

	Number of Shares	Value†

Pharmaceuticals — (continued)
NantKwest, Inc.*	800	$3,592
Natural Grocers by Vitamin Cottage, Inc.*	400	3,572
Natural Health Trends Corp.	300	4,557
Nature’s Sunshine Products, Inc.*	200	2,310
Nektar Therapeutics*	5,733	342,375
Neogen Corp.*	1,402	115,259
Neos Therapeutics, Inc.*	400	4,080
Pacira Pharmaceuticals, Inc.*	1,600	73,040
Phibro Animal Health Corp., Class A	700	23,450
Portola Pharmaceuticals, Inc.*	2,100	102,228
PRA Health Sciences, Inc.*	1,900	173,033
Prestige Brands Holdings, Inc.*	2,072	92,018
Progenics Pharmaceuticals, Inc.*	2,601	15,476
Protagonist Therapeutics, Inc.*	400	8,320
Ra Pharmaceuticals, Inc.*	500	4,250
Radius Health, Inc.*	1,500	47,655
Reata Pharmaceuticals, Inc., Class A*	300	8,496
Revance Therapeutics, Inc.*	700	25,025
Sarepta Therapeutics, Inc.*	2,300	127,972
Seres Therapeutics, Inc.*	800	8,112
Sucampo Pharmaceuticals, Inc., Class A*	871	15,635
Supernus Pharmaceuticals, Inc.*	1,800	71,730
Synergy Pharmaceuticals, Inc.*	7,600	16,948
Syros Pharmaceuticals, Inc.*	500	4,865
Teligent, Inc.*	1,800	6,534
Tetraphase Pharmaceuticals, Inc.*	1,200	7,560
TG Therapeutics, Inc.*	2,000	16,400
TherapeuticsMD, Inc.*	5,900	35,636
Trevena, Inc.*	2,000	3,200
USANA Health Sciences, Inc.*	448	33,174
Vanda Pharmaceuticals, Inc.*	1,441	21,903
Voyager Therapeutics, Inc.*	300	4,980
Xencor, Inc.*	1,300	28,496
Zogenix, Inc.*	1,175	47,059
Zynerba Pharmaceuticals, Inc.*	400	5,008

		3,211,516

Pipelines — 0.2%
Primoris Services Corp.	1,490	40,513
SemGroup Corp., Class A	2,500	75,500
Tellurian, Inc.*	2,200	21,428

		137,441

Publishing / Newspapers — 0.1%
Cimpress NV*	1,000	119,880

Real Estate — 0.6%
Alexander & Baldwin, Inc.	1,800	49,932
AV Homes, Inc.*	595	9,907
Community Healthcare Trust, Inc.	600	16,860
Consolidated-Tomoka Land Co.	124	7,874
Farmland Partners, Inc.	1,400	12,152
Forestar Group, Inc.*	160	3,520
Four Corners Property Trust, Inc.	2,500	64,250
FRP Holdings, Inc.*	169	7,478
HFF, Inc., Class A	1,500	72,960
Kennedy-Wilson Holdings, Inc.	4,581	79,480

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Real Estate — (continued)
KKR Real Estate Finance Trust Inc.	400	$8,004
Marcus & Millichap, Inc.*	500	16,305
RE/MAX Holdings, Inc., Class A	700	33,950
Redfin Corp.*	400	12,528
Safety Income and Growth, Inc.	400	7,040
Stratus Properties, Inc.	300	8,910
The RMR Group, Inc., Class A	267	15,833
The St. Joe Co.*	1,800	32,490
Trinity Place Holdings, Inc.*	900	6,255

		465,728

Retail — 4.5%
Abercrombie & Fitch Co., Class A	2,800	48,804
America’s Car-Mart, Inc.*	227	10,136
American Eagle Outfitters, Inc.	6,300	118,440
Asbury Automotive Group, Inc.*	649	41,536
Ascena Retail Group, Inc.*	6,713	15,776
At Home Group, Inc.*	100	3,039
Barnes & Noble Education, Inc.*	1,737	14,313
Barnes & Noble, Inc.	2,600	17,420
Big 5 Sporting Goods Corp.	581	4,416
Big Lots, Inc.	1,700	95,455
Biglari Holdings, Inc.*	40	16,576
BJ’s Restaurants, Inc.	920	33,488
Bloomin’ Brands, Inc.	3,500	74,690
BMC Stock Holdings, Inc.*	2,300	58,190
Bob Evans Farms, Inc.	742	58,484
Bojangles’, Inc.*	500	5,900
Boot Barn Holdings, Inc.*	400	6,644
Brinker International, Inc.	1,900	73,796
Buffalo Wild Wings, Inc.*	647	101,158
Build-A-Bear Workshop, Inc.*	700	6,440
Caleres, Inc.	1,654	55,376
Carrols Restaurant Group, Inc.*	1,113	13,523
Chico’s FAS, Inc.	5,300	46,746
Chuy’s Holdings, Inc.*	600	16,830
Citi Trends, Inc.	503	13,309
Conn’s, Inc.*	704	25,027
Cracker Barrel Old Country Store, Inc.	724	115,036
Dave & Buster’s Entertainment, Inc.*	1,600	88,272
Del Frisco’s Restaurant Group, Inc.*	1,000	15,250
Del Taco Restaurants, Inc.*	1,100	13,332
Denny’s Corp.*	2,752	36,436
Dillard’s, Inc., Class A	600	36,030
DineEquity, Inc.	671	34,040
DSW, Inc.	2,500	53,525
Duluth Holdings, Inc., Class B*	500	8,925
El Pollo Loco Holdings, Inc. *	900	8,910
Express, Inc.*	3,154	32,013
EZCORP, Inc., Class A*	1,766	21,545
Fiesta Restaurant Group, Inc.*	1,013	19,247
FirstCash, Inc.	1,839	124,041
Five Below, Inc.*	2,100	139,272
Francesca’s Holdings Corp.*	1,658	12,120
Fred’s, Inc., Class A	1,431	5,796
Freshpet, Inc.*	700	13,265

	Number of Shares	Value†

Retail — (continued)
Genesco, Inc.*	795	$25,837
GMS, Inc.*	900	33,876
GNC Holdings, Inc., Class A	2,800	10,332
Group 1 Automotive, Inc.	807	57,273
Guess?, Inc.	2,400	40,512
Haverty Furniture Cos., Inc.	750	16,987
Hibbett Sports, Inc.*	955	19,482
HSN, Inc.*	1,279	51,608
J. Alexander’s Holding, Inc.*	483	4,685
J. Jill, Inc.*	800	6,240
J.C. Penney Co., Inc.*	12,100	38,236
Jack in the Box, Inc.	1,114	109,295
Kirkland’s, Inc.*	827	9,895
Lands’ End, Inc.*	700	13,685
Lithia Motors, Inc., Class A	894	101,549
Lumber Liquidators Holdings, Inc.*	1,033	32,426
MarineMax, Inc.*	1,000	18,900
Nathan’s Famous, Inc.	100	7,550
National Vision Holdings, Inc.*	700	28,427
Noodles & Co.*	300	1,575
Office Depot, Inc.	19,900	70,446
Ollie’s Bargain Outlet Holdings, Inc. *	1,900	101,175
Papa John’s International, Inc.	1,010	56,671
Party City Holdco, Inc.*	1,200	16,740
PC Connection, Inc.	565	14,809
PetIQ, Inc.*	400	8,736
PetMed Express, Inc.	713	32,441
Pier 1 Imports, Inc.	3,644	15,086
PMC, Inc.*	400	3,960
Potbelly Corp.*	1,000	12,300
PriceSmart, Inc.	831	71,549
Red Robin Gourmet Burgers, Inc.*	520	29,328
Regis Corp.*	1,332	20,460
RH*	800	68,968
Rush Enterprises, Inc., Class A*	1,135	57,669
Rush Enterprises, Inc., Class B*	300	14,463
Ruth’s Hospitality Group, Inc.	1,195	25,872
Sears Holding Corp.*	500	1,790
Shake Shack, Inc., Class A*	900	38,880
Shoe Carnival, Inc.	458	12,252
Sonic Automotive, Inc., Class A	1,134	20,922
Sonic Corp.	1,532	42,099
Sportsman’s Warehouse Holdings, Inc.*	600	3,966
Systemax, Inc.	262	8,717
Texas Roadhouse, Inc.	2,570	135,388
The Buckle, Inc.	1,049	24,914
The Cato Corp., Class A	1,104	17,576
The Cheesecake Factory, Inc.	1,716	82,677
The Children’s Place, Inc.	694	100,873
The Container Store Group, Inc.*	600	2,844
The Finish Line, Inc., Class A	1,793	26,052
The Habit Restaurants, Inc., Class A*	1,000	9,550
Tile Shop Holdings, Inc.	1,300	12,480
Tilly’s, Inc., Class A	400	5,904
Vera Bradley, Inc.*	800	9,744
Vitamin Shoppe, Inc.*	1,000	4,400

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Wingstop, Inc.	1,100	$42,878
Winmark Corp.	100	12,940
Zoe’s Kitchen, Inc.*	700	11,704
Zumiez, Inc.*	703	14,640

		3,644,800

Savings & Loans — 2.0%
Banc of California, Inc.	1,700	35,105
Bank Mutual Corp.	1,632	17,381
BankFinancial Corp.	609	9,342
Bear State Financial, Inc.	800	8,184
Beneficial Bancorp, Inc.	2,773	45,616
Berkshire Hills Bancorp, Inc.	1,502	54,973
BofI Holding, Inc.*	2,400	71,760
Brookline Bancorp, Inc.	2,922	45,875
BSB Bancorp, Inc.*	300	8,775
Capitol Federal Financial, Inc.	5,100	68,391
Charter Financial Corp.	700	12,278
Clifton Bancorp, Inc.	646	11,047
Community Bankers Trust Corp.*	1,300	10,595
Dime Community Bancshares, Inc.	1,230	25,769
Entegra Financial Corp.*	400	11,700
ESSA Bancorp, Inc.	500	7,835
First Defiance Financial Corp.	300	15,591
First Financial Northwest, Inc.	100	1,551
Flagstar Bancorp, Inc.*	800	29,936
Flushing Financial Corp.	1,138	31,295
Hingham Institution for Savings	100	20,700
Home Bancorp, Inc.	300	12,966
HomeStreet, Inc.*	1,000	28,950
HomeTrust Bancshares, Inc.*	500	12,875
Investors Bancorp, Inc.	10,155	140,951
Malvern Bancorp, Inc.*	400	10,480
Meridian Bancorp, Inc.	1,874	38,604
Meta Financial Group, Inc.	300	27,795
MutualFirst Financial, Inc.	300	11,565
Northfield Bancorp, Inc.	1,793	30,625
Northwest Bancshares, Inc.	3,775	63,156
OceanFirst Financial Corp.	1,227	32,209
Oritani Financial Corp.	1,718	28,175
Pacific Premier Bancorp, Inc.*	1,516	60,640
Provident Financial Holdings, Inc.	300	5,520
Provident Financial Services, Inc.	2,403	64,809
Riverview Bancorp, Inc.	1,100	9,537
SI Financial Group, Inc.	500	7,350
Southern Missouri Bancorp, Inc.	300	11,277
Sterling Bancorp, Inc.	8,352	205,459
Territorial Bancorp, Inc.	243	7,501
Timberland Bancorp, Inc.	300	7,965
United Community Financial Corp.	1,700	15,521
United Financial Bancorp, Inc.	2,131	37,591
Washington Federal, Inc.	3,400	116,450
Waterstone Financial, Inc.	1,000	17,050
WSFS Financial Corp.	1,071	51,247

		1,599,967

	Number of Shares	Value†

Semiconductors — 2.9%
Alpha & Omega Semiconductor Ltd.*	900	$14,724
Ambarella, Inc.*	1,300	76,375
Amkor Technology, Inc.*	4,011	40,311
Axcelis Technologies, Inc.*	1,025	29,417
AXT, Inc.*	1,500	13,050
Brooks Automation, Inc.	2,677	63,846
Cabot Microelectronics Corp.	961	90,411
CEVA, Inc.*	871	40,197
Cirrus Logic, Inc.*	2,481	128,665
Cohu, Inc.	904	19,843
Cree, Inc.*	3,800	141,132
Diodes, Inc.*	1,399	40,109
DSP Group, Inc.*	557	6,962
EMCORE Corp.*	1,200	7,740
Entegris, Inc.	5,370	163,516
FormFactor, Inc.*	2,629	41,144
Gerber Scientific, Inc. Escrow Shares*~	500	0
Impinj, Inc.*	700	15,771
Inphi Corp.*	1,600	58,560
Integrated Device Technology, Inc.*	5,093	151,415
IXYS Corp.*	766	18,346
Kopin Corp.*	1,507	4,822
Lattice Semiconductor Corp.*	4,924	28,461
MACOM Technology Solutions Holdings, Inc.*	1,622	52,780
MaxLinear, Inc., Class A*	2,243	59,260
MKS Instruments, Inc.	2,096	198,072
Monolithic Power Systems, Inc.	1,488	167,192
Nanometrics, Inc.*	900	22,428
Photronics, Inc.*	2,692	22,949
Pixelworks, Inc.*	1,700	10,761
Power Integrations, Inc.	1,095	80,537
Rambus, Inc.*	4,423	62,895
Rudolph Technologies, Inc.*	1,054	25,191
Semtech Corp.*	2,509	85,808
Sigma Designs, Inc.*	1,200	8,340
Silicon Laboratories, Inc.*	1,600	141,280
SMART Global Holdings, Inc.*	800	26,960
Synaptics, Inc.*	1,416	56,555
Ultra Clean Holdings, Inc.*	1,300	30,017
Veeco Instruments, Inc.*	1,654	24,562
Xcerra Corp.*	2,466	24,142
Xperi Corp.	1,823	44,481

		2,339,027

Software — 4.6%
2U, Inc.*	1,700	109,667
ACI Worldwide, Inc.*	4,527	102,627
Actua Corp.*	1,028	16,037
Acxiom Corp.*	2,967	81,771
Allscripts Healthcare Solutions, Inc.*	7,100	103,305
Alteryx, Inc., Class A*	500	12,635
Amber Road, Inc.*	600	4,404
American Software, Inc., Class A	1,193	13,875
Appfolio, Inc., Class A*	300	12,450
Apptio, Inc., Class A*	700	16,464

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
Aspen Technology, Inc.*	2,853	$188,869
Avid Technology, Inc.*	1,100	5,929
Benefitfocus, Inc.*	600	16,200
Blackbaud, Inc.	1,850	174,806
Blackline, Inc.*	600	19,680
Bottomline Technologies, Inc.*	1,545	53,581
BroadSoft, Inc.*	1,161	63,739
Callidus Software, Inc.*	2,400	68,760
Castlight Health, Inc., Class B*	1,200	4,500
Cloudera, Inc.*	3,700	61,124
CommerceHub, Inc.*	500	10,995
CommerceHub, Inc.*	1,100	22,649
CommVault Systems, Inc.*	1,548	81,270
Computer Programs & Systems, Inc.	447	13,432
Cornerstone OnDemand, Inc.*	2,000	70,660
Coupa Software, Inc.*	1,200	37,464
CSG Systems International, Inc.	1,281	56,133
Digi International, Inc.*	1,157	11,049
Donnelley Financial Solutions, Inc.*	1,000	19,490
Ebix, Inc.	936	74,178
Envestnet, Inc.*	1,713	85,393
Everbridge, Inc.*	500	14,860
Evolent Health, Inc., Class A*	2,000	24,600
Fair Isaac Corp.	1,188	182,002
Five9, Inc.*	2,000	49,760
Glu Mobile, Inc.*	4,000	14,560
Hortonworks, Inc.*	1,700	34,187
HubSpot, Inc.*	1,300	114,920
InnerWorkings, Inc.*	1,724	17,292
Inovalon Holdings, Inc.*	2,500	37,500
Instructure, Inc.*	800	26,480
ManTech International Corp., Class A	1,039	52,147
Medidata Solutions, Inc.*	2,188	138,654
MicroStrategy, Inc., Class A*	375	49,238
MINDBODY, Inc., Class A*	1,700	51,765
MobileIron, Inc.*	2,700	10,530
Model N, Inc.*	1,100	17,325
Monotype Imaging Holdings, Inc.	1,599	38,536
MuleSoft, Inc.*	1,000	23,260
New Relic, Inc.*	1,100	63,547
Omnicell, Inc.*	1,435	69,597
Park City Group, Inc.*	700	6,685
Paycom Software, Inc.*	1,900	152,627
PDF Solutions, Inc.*	1,200	18,840
pdvWireless, Inc.*	300	9,630
Pegasystems, Inc.	1,460	68,839
Progress Software Corp.	1,726	73,476
Proofpoint, Inc.*	1,700	150,977
PROS Holdings, Inc.*	917	24,255
QAD, Inc., Class A	392	15,229
Quality Systems, Inc.*	2,204	29,930
RealPage, Inc.*	2,200	97,460
Ribbon Communications, Inc.*	1,843	14,246
Rosetta Stone, Inc.*	1,000	12,470
Simulations Plus, Inc.	600	9,660
SPS Commerce, Inc.*	700	34,013

	Number of Shares	Value†

Software — (continued)
Synchronoss Technologies, Inc.*	1,646	$14,715
SYNNEX Corp.	1,094	148,729
Tabula Rasa HealthCare, Inc.*	400	11,220
Twilio, Inc.*	2,400	56,640
Upland Software, Inc.*	300	6,498
Verint Systems, Inc.*	2,395	100,231
Workiva, Inc.*	900	19,260

		3,719,526

Storage & Warehousing — 0.1%
Mobile Mini, Inc.	1,777	61,307
Wesco Aircraft Holdings, Inc.*	2,240	16,576

		77,883

Telecommunications — 2.4%
8X8, Inc.*	3,400	47,940
Acacia Communications, Inc.*	700	25,361
ADTRAN, Inc.	1,905	36,862
Aerohive Networks, Inc.*	1,300	7,579
Anixter International, Inc.*	1,134	86,184
ATN International, Inc.	449	24,812
CalAmp Corp.*	1,400	30,002
Calix, Inc.*	1,487	8,848
Ciena Corp.*	5,500	115,115
Cincinnati Bell, Inc.*	1,557	32,463
Clearfield, Inc.*	400	4,900
Comtech Telecommunications Corp.	652	14,422
Consolidated Communications Holdings, Inc.	2,571	31,341
Extreme Networks, Inc.*	4,147	51,920
Finisar Corp.*	4,221	85,897
Frontier Communications Corp.	3,073	20,774
General Communication, Inc., Class A*	886	34,572
Globalstar, Inc.*	14,900	19,519
Gogo, Inc.*	2,200	24,816
GTT Communications, Inc.*	1,100	51,645
Harmonic, Inc.*	2,870	12,054
Hawaiian Telcom Holdco, Inc.*	200	6,172
HC2 Holdings, Inc.*	700	4,165
IDT Corp., Class B*	800	8,480
Infinera Corp.*	5,194	32,878
Intelsat SA*	1,200	4,068
InterDigital, Inc.	1,294	98,538
Iridium Communications, Inc.*	3,500	41,300
j2 Global, Inc.	1,774	133,103
Knowles Corp.*	3,452	50,606
KVH Industries, Inc.*	354	3,664
Loral Space & Communications, Inc.*	546	24,051
NeoPhotonics Corp.*	1,300	8,554
NETGEAR, Inc.*	1,229	72,204
Oclaro, Inc.*	6,500	43,810
Ooma, Inc.*	900	10,755
ORBCOMM, Inc.*	2,700	27,486
Plantronics, Inc.	1,167	58,794
Preformed Line Products Co.	45	3,197
Quantenna Communications, Inc.*	800	9,760
RigNet, Inc.*	500	7,475
Shenandoah Telecommunications Co.	1,718	58,068

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Small Cap Index Fund

	Number of Shares	Value†
COMMON STO CKS — (continued)
Telecommunications — (continued)
Spok Holdings, Inc.	612	$9,578
Straight Path Communications, Inc., Class B*	355	64,535
Telenav, Inc.*	1,000	5,500
Ubiquiti Networks, Inc.*	900	63,918
ViaSat, Inc.*	2,062	154,341
Viavi Solutions, Inc.*	8,800	76,912
Vonage Holdings Corp.*	7,500	76,275
Windstream Holdings, Inc.	6,785	12,552

		1,937,765

Textiles — 0.1%
Culp, Inc.	500	16,750
UniFirst Corp.	577	95,147

		111,897

Transportation — 1.5%
Air Transport Services Group, Inc.*	2,085	48,247
ArcBest Corp.	995	35,571
Ardmore Shipping Corp.*	800	6,400
Atlas Air Worldwide Holdings, Inc.*	848	49,735
Bristow Group, Inc.	1,350	18,184
CAI International, Inc.*	660	18,691
Costamare, Inc.	1,200	6,924
Covenant Transportation Group, Inc., Class A*	400	11,492
Daseke, Inc.*	800	11,432
DHT Holdings, Inc.	3,900	14,001
Dorian LPG Ltd.*	1,033	8,491
Eagle Bulk Shipping, Inc.*	1,500	6,720
Echo Global Logistics, Inc.*	1,000	28,000
Era Group, Inc.*	800	8,600
Forward Air Corp.	1,196	68,698
Frontline Ltd.	2,800	12,852
GasLog Ltd.	1,700	37,825
Gener8 Maritime, Inc.*	900	5,958
Golar LNG Ltd.	3,800	113,278
Heartland Express, Inc.	1,967	45,910
Hub Group, Inc., Class A*	1,243	59,540
International Seaways, Inc.*	1,133	20,915
Knight-Swift Transportation Holdings, Inc.	4,680	204,610
Marten Transport Ltd.	1,451	29,455
Matson, Inc.	1,600	47,744
Navios Maritime Acquisition Corp.	3,700	4,107
Nordic American Tankers Ltd.	3,567	8,775
Overseas Shipholding Group, Inc., Class A*	1,600	4,384
PHI, Inc.*	593	6,861
Radiant Logistics, Inc.*	1,000	4,600
Roadrunner Transportation Systems, Inc.*	1,000	7,710
Saia, Inc.*	961	67,991
Schneider National, Inc., Class B	1,300	37,128
Scorpio Bulkers, Inc.	2,600	19,240
Scorpio Tankers, Inc.	7,100	21,655
Ship Finance International Ltd.	2,284	35,402
Teekay Corp.	1,900	17,708
Teekay Tankers Ltd., Class A	9,293	13,010
Universal Logistics Holdings, Inc.	100	2,375

	Number of Shares	Value†

Transportation — (continued)
Werner Enterprises, Inc.	1,752	$67,715
YRC Worldwide, Inc.*	1,300	18,694

		1,256,628

Trucking and Leasing — 0.2%
GATX Corp.	1,500	93,240
Textainer Group Holdings Ltd.*	812	17,458
The Greenbrier Cos., Inc.	1,047	55,805

		166,503

Water — 0.4%
American States Water Co.	1,424	82,464
Artesian Resources Corp., Class A	313	12,069
California Water Service Group	1,866	84,623
Connecticut Water Service, Inc.	419	24,055
Consolidated Water Co. Ltd.	800	10,080
Middlesex Water Co.	531	21,192
PICO Holdings, Inc.*	792	10,138
SJW Group	688	43,915
The York Water Co.	597	20,238

		308,774

TOTAL COMMON STOCKS (Cost $50,474,549)		74,312,453

REAL ESTATE INVESTMENT TRUSTS — 6.7%
Apartments — 0.2%
Bluerock Residential Growth REIT, Inc.	600	6,066
Education Realty Trust, Inc.	2,901	101,303
Independence Realty Trust, Inc.	2,692	27,162
Preferred Apartment Communities, Inc., Class A	1,400	28,350

		162,881

Building & Real Estate — 0.7%
Agree Realty Corp.	996	51,234
Altisource Residential Corp.	2,200	26,092
Anworth Mortgage Asset Corp.	3,731	20,297
Apollo Commercial Real Estate Finance, Inc.	3,756	69,298
Ares Commercial Real Estate Corp.	1,000	12,900
Capstead Mortgage Corp.	3,475	30,059
CYS Investments, Inc.	5,856	47,024
Dynex Capital, Inc.	2,307	16,172
Getty Realty Corp.	1,169	31,750
Invesco Mortgage Capital, Inc.	4,407	78,577
iStar, Inc.*	2,718	30,713
New York Mortgage Trust, Inc.	4,700	28,999
PennyMac Mortgage Investment Trust	2,692	43,260
Redwood Trust, Inc.	2,777	41,155
Resource Capital Corp.	1,175	11,010
Select Income REIT	2,400	60,312

		598,852

Diversified — 0.8%
AG Mortgage Investment Trust, Inc.	1,188	22,584
Armada Hoffler Properties, Inc.	1,400	21,742

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Small Cap Index Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Diversified — (continued)
CatchMark Timber Trust, Inc., Class A	1,300	$17,069
Clipper Realty, Inc.	600	5,994
CorEnergy Infrastructure Trust, Inc.	500	19,100
Cousins Properties, Inc.	15,570	144,023
NexPoint Residential Trust, Inc.	600	16,764
NorthStar Realty Europe Corp.	2,100	28,203
PS Business Parks, Inc.	765	95,694
STAG lndustrial, Inc.	3,300	90,189
The GEO Group, Inc.	4,752	112,147
Tier REIT, Inc.	2,000	40,780
UMH Properties, Inc.	968	14,423
Whitestone REIT	1,400	20,174

		648,886

Diversified Financial Services — 0.1%
ARMOUR Residential REIT, Inc.	1,375	35,365
Cherry Hill Mortgage Investment Corp.	500	8,995
Great Ajax Corp.	600	8,292
Orchid Island Capital, Inc.	1,200	11,136
Owens Realty Mortgage, Inc.	500	8,005
RAIT Financial Trust	3,606	1,352
Sutherland Asset Management Corp.	700	10,605
Western Asset Mortgage Capital Corp.	1,597	15,890

		99,640

Forest Products & Paper — 0.1%
Potlatch Corp.	1,578	78,742

Healthcare — 0.9%
CareTrust REIT, Inc.	2,795	46,844
Global Medical REIT, Inc.	900	7,380
Healthcare Realty Trust, Inc.	4,572	146,853
LTC Properties, Inc.	1,517	66,065
MedEquities Realty Trust, Inc.	1,100	12,342
National Health Investors, Inc.	1,557	117,367
New Senior Investment Group, Inc.	2,700	20,412
Physicians Realty Trust	6,900	124,131
Quality Care Properties, Inc.*	3,700	51,097
Sabra Health Care REIT, Inc.	6,793	127,505
Universal Health Realty Income Trust	520	39,057

		759,053

Hotels & Resorts — 1.1%
Ashford Hospitality Prime, Inc.	987	9,603
Ashford Hospitality Trust, Inc.	3,020	20,325
Chatham Lodging Trust	1,400	31,864
Chesapeake Lodging Trust	2,389	64,718
DiamondRock Hospitality Co.	7,723	87,193
Hersha Hospitality Trust	1,517	26,396
LaSalle Hotel Properties	4,417	123,985
Pebblebrook Hotel Trust	2,609	96,976
RLJ Lodging Trust	6,480	142,366
Ryman Hospitality Properties, Inc.	1,712	118,162
Summit Hotel Properties, Inc.	4,000	60,920
Sunstone Hotel Investors, Inc.	8,747	144,588

		927,096

	Number of Shares	Value†

Industrial — 0.9%
EastGroup Properties, Inc.	1,275	$112,684
First Industrial Realty Trust, Inc.	4,429	139,381
Gramercy Property Trust	5,739	153,002
InfraREIT, Inc.*	1,700	31,586
Monmouth Real Estate Investment Corp., Class A	2,649	47,152
QTS Realty Trust, Inc., Class A	1,743	94,401
Rexford Industrial Realty, Inc.	2,600	75,816
Terreno Realty Corp.	1,875	65,738

		719,760

Mixed Industrial/Office — 0.4%
Axon Enterprise, Inc.*	2,011	53,291
Gladstone Commercial Corp.	1,052	22,155
Investors Real Estate Trust	4,618	26,230
Lexington Realty Trust	8,515	82,170
One Liberty Properties, Inc.	503	13,038
Washington Real Estate Investment Trust	3,006	93,547

		290,431

Office Property — 0.4%
American Assets Trust, Inc.	1,600	61,184
City Office REIT, Inc.	900	11,709
Easterly Government Properties, Inc.	1,300	27,742
Franklin Street Properties Corp.	4,045	43,443
Government Properties Income Trust	3,644	67,560
Mack-Cali Realty Corp.	3,500	75,460

		287,098

Real Estate — 0.2%
Global Net Lease, Inc.	2,633	54,187
Xenia Hotels & Resorts, Inc.	4,200	90,678

		144,865

Regional Malls — 0.2%
CBL & Associates Properties, Inc.	6,900	39,054
MTGE Investment Corp.	1,743	32,246
Pennsylvania Real Estate Investment Trust	2,715	32,281
Washington Prime Group, Inc.	7,000	49,840

		153,421

Storage & Warehousing — 0.1%
Jernigan Capital, Inc.	400	7,604
National Storage Affiliates Trust	1,800	49,068

		56,672

Strip Centers — 0.6%
Acadia Realty Trust	3,120	85,363
Alexander’s, Inc.	86	34,043
Cedar Realty Trust, Inc.	2,826	17,182
Kite Realty Group Trust	3,251	63,720
Ramco-Gershenson Properties Trust	3,141	46,267
Retail Opportunity Investments Corp.	4,300	85,785
Saul Centers, Inc.	351	21,674
Seritage Growth Properties	1,000	40,460

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Small Cap Index Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Strip Centers — (continued)
Urban Edge Properties	3,800	$96,862
Urstadt Biddle Properties, Inc., Class A	1,216	26,436

		517,792

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,617,524)		5,445,189

RIGHTS — 0.0%
Chelsea Therapeutics International Ltd. CVR*~	1,600	0
Cubist Pharmaceuticals, Inc.*~	1,200	0
Durata Therapeutics CVR Shares*~	500	0
Dyax Corp. CVR*~	5,620	14,331
Media General CVR*~	4,400	440
Newstar Financial, Inc.*~	1,300	702
Tobira Therapeutic, Inc. CVR*~	400	4,708

TOTAL RIGHTS (Cost $1,452)		20,181

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 0.1%¤
U.S. Treasury Bills
0.053%, 02/01/18	74	73,922
1.425%, 06/07/18	$3	2,981

TOTAL U.S. TREASURY OBLIGATIONS (Cost $76,914)		76,903

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 2.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,808,091)	1,808,091	1,808,091

TOTAL INVESTMENTS — 100.0% (Cost $56,978,530)		$81,662,817

Other Assets & Liabilities — 0.0%		(24,691)

TOTAL NET ASSETS — 100.0%		$81,638,126

~	Fair valued security. The total market value of fair valued securities at December 31, 2017 is $20,181.
†	See Security Valuation Note.

*	Non-income producing security.
¤	Zero Coupon Bond. The interest rate disclosed represents the effective yield from the date of acquisition to maturity.

CVR — Contingent Valued Rights.

PLC — Public Limited Company.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 12/31/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$74,312,453	$74,312,453	$—	$—
REAL ESTATE INVESTMENT TRUSTS	5,445,189	5,445,189	—	—
U.S. TREASURY OBLIGATIONS	76,903	—	76,903	—
RIGHTS	20,181	—	20,181	—
SHORT-TERM INVESTMENTS	1,808,091	1,808,091	—	—

TOTAL INVESTMENTS	$81,662,817	$81,565,733	$97,084	$—

OTHER FINANCIAL INSTRUMENTS(1)
Futures Contracts	$31,598	$31,598	$—	$—

TOTAL ASSETS - OTHER FINANCIAL INSTRUMENTS	$31,598	$31,598	$—	$—

(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Future Contracts:

Type	Futures Contract	Expiration Date	Number of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Buy/Long	Russell 2000 Mini Index	3/31/2018	25	50	1,537	1,921,250	$31,598	$—

							$31,598	$—

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — 98.4%
Australia — 6.8%
AGL Energy Ltd.	5,276	$99,980
Alumina Ltd.	15,918	29,998
Amcor Ltd.	9,071	108,692
AMP Ltd.	21,837	88,145
APA Group	8,753	56,758
Aristocrat Leisure Ltd.	4,196	77,266
ASX Ltd.	1,401	59,805
Aurizon Holdings Ltd.	15,495	59,706
AusNet Services	11,455	16,098
Australia & New Zealand Banking Group Ltd.	22,734	507,174
Bank of Queensland Ltd.	3,336	32,997
Bendigo & Adelaide Bank Ltd.	4,040	36,661
BHP Billiton Ltd.	24,764	568,852
BlueScope Steel Ltd.	4,455	53,061
Boral Ltd.	8,109	49,090
Brambles Ltd.	12,161	95,307
Caltex Australia Ltd.	2,100	55,632
Challenger Ltd/Australia	4,465	48,693
CIMIC Group Ltd.	829	33,156
Coca-Cola Amatil Ltd.	4,963	32,879
Cochlear Ltd.	418	55,720
Commonwealth Bank of Australia	13,353	833,341
Computershare Ltd.	3,381	42,836
Crown Resorts Ltd.	2,801	28,392
CSL Ltd.	3,491	383,639
Dexus	7,850	59,570
Domino’s Pizza Enterprises Ltd.	473	17,192
Flight Centre Travel Group Ltd.	439	15,132
Fortescue Metals Group Ltd.	11,253	42,585
Goodman Group	13,411	87,875
Harvey Norman Holdings Ltd.	3,235	10,491
Healthscope Ltd.	13,599	22,230
Incitec Pivot Ltd.	13,612	41,245
Insurance Australia Group Ltd.	19,230	108,308
LendLease Group	4,333	55,087
Macquarie Group Ltd.	2,525	195,296
Medibank Pvt. Ltd.	21,209	54,313
Mirvac Group	26,971	49,325
National Australia Bank Ltd.	20,651	474,254
Newcrest Mining Ltd.	5,921	105,406
Oil Search Ltd.	10,741	65,033
Orica Ltd.	2,861	40,223
Origin Energy Ltd.*	14,077	103,117
QBE Insurance Group Ltd.	10,872	90,243
Ramsay Health Care Ltd.	1,058	57,774
REA Group Ltd.	400	23,851
Rio Tinto Ltd.	3,268	192,142
Santos Ltd.*	12,884	54,535
Scentre Group	41,172	134,302
SEEK Ltd.	2,700	39,927
Sonic Healthcare Ltd.	2,847	50,629
South32 Ltd.	16,770	45,907
South32 Ltd.	24,967	67,674
Stockland	18,731	65,340
Suncorp Group Ltd.	9,789	105,508

	Number of Shares	Value†

Australia — (continued)
Sydney Airport	8,538	$46,849
Tabcorp Holdings Ltd.	13,929	60,433
Telstra Corp. Ltd.	33,844	95,672
The GPT Group	13,907	55,320
The GPT Group, In Specie*~	16,419	0
TPG Telecom Ltd.	2,232	11,421
Transurban Group	16,980	164,333
Treasury Wine Estates Ltd.	5,948	73,808
Vicinity Centres	25,092	53,147
Wesfarmers Ltd.	8,823	305,081
Westfield Corp.	15,906	117,517
Westpac Banking Corp.	25,909	630,199
Woodside Petroleum Ltd.	6,074	156,272
Woolworths Ltd.	9,878	209,871

		7,908,315

Austria — 0.3%
Andritz AG	564	31,825
Erste Group Bank AG*	2,258	97,851
OMV AG	1,135	71,816
Raiffeisen Bank International AG*	1,156	41,888
voestalpine AG	888	53,016

		296,396

Belgium — 1.1%
Ageas	1,453	70,978
Anheuser-Busch InBev N.V.*	5,882	656,673
Colruyt S.A.	365	18,988
Groupe Bruxelles Lambert S.A.	667	71,956
KBC Groep N.V.	1,908	162,587
Proximus SADP	1,133	37,175
Solvay S.A.	600	83,422
Telenet Group Holding N.V.*	377	26,264
UCB S.A.	1,013	80,324
Umicore SA	1,476	69,887

		1,278,254

Bermuda — 0.1%
Jardine Strategic Holdings Ltd.	1,700	67,286

China — 0.1%
Minth Group Ltd.	6,000	36,081
Sands China Ltd.	19,200	98,827
Yangzijiang Shipbuilding Holdings Ltd.	19,000	20,834

		155,742

Denmark — 1.8%
A.P. Moller - Maersk A/S, B Shares	51	88,892
A.P. Moller - Maersk A/S, A Shares	31	51,647
Carlsberg A/S, B Shares	840	100,748
Chr Hansen Holding AS	775	72,658
Coloplast A/S, Class B	905	71,948
Danske Bank A/S	5,740	223,412
DSV A/S	1,517	119,366
Genmab AS*	448	74,297
H Lundbeck A/S	500	25,356
ISS A/S	1,307	50,601

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Denmark — (continued)
Novo Nordisk A/S, B Shares	14,391	$773,307
Novozymes A/S, B Shares	1,690	96,478
Orsted AS144A @	1,454	79,256
Pandora A/S	825	89,676
TDC A/S	6,200	38,085
Tryg A/S	965	24,140
Vestas Wind Systems A/S	1,658	114,568
William Demant Holding A/S*	935	26,117

		2,120,552

Finland — 0.9%
Elisa OYJ	1,000	39,223
Fortum OYJ	3,489	69,052
Kone OYJ, B Shares	2,641	141,829
Metso OYJ	784	26,746
Neste OYJ	918	58,762
Nokia OYJ	44,789	209,269
Nokian Renkaat OYJ	902	40,909
Orion OYJ, B Shares	750	27,964
Sampo OYJ, A Shares	3,451	189,398
Stora Enso OYJ, R Shares	4,323	68,488
UPM-Kymmene OYJ	4,158	129,084
Wartsila OYJ Abp	1,184	74,725

		1,075,449

France — 9.8%
Accor S.A.	1,399	72,020
Aeroports de Paris	215	40,882
Air Liquide S.A.	3,296	414,353
Alstom S.E.	1,201	49,783
Amundi SA144A @	462	39,129
Arkema S.A.	503	61,288
AtoS S.A.	702	102,064
AXA S.A.	15,035	445,535
BioMerieux	318	28,472
BNP Paribas S.A.	8,663	644,427
Bollore S.A.	7,035	38,163
Bollore SA*	40	218
Bouygues S.A.	1,571	81,515
Bureau Veritas S.A.	1,943	53,069
Capgemini S.E.	1,222	144,736
Carrefour S.A.	4,611	99,415
Casino Guichard Perrachon S.A.	468	28,375
Cie de Saint-Gobain	3,857	212,274
Cie Generale des Etablissements Michelin, B Shares	1,336	191,121
CNP Assurances	1,195	27,565
Credit Agricole S.A.	8,891	146,808
Danone S.A.	4,610	386,275
Dassault Aviation S.A.	18	27,988
Dassault Systemes S.A.	994	105,542
Edenred	1,781	51,560
Eiffage S.A.	572	62,600
Electricite de France S.A.	4,320	54,010
Engie SA	14,037	241,317
Essilor International S.A.	1,632	224,794

	Number of Shares	Value†

France — (continued)
Eurazeo S.A.	378	$34,921
Eutelsat Communications S.A.	1,342	31,071
Faurecia	580	45,202
Fonciere Des Regions	278	31,472
Gecina S.A.	357	65,919
Groupe Eurotunnel S.E.	3,742	48,131
Hermes International	247	132,138
ICADE	313	30,769
Iliad S.A.	205	49,121
Imerys S.A.	213	20,058
Ingenico Group S.A.	444	47,419
Ipsen S.A.	293	34,873
JCDecaux S.A.	510	20,512
Kering	572	269,255
Klepierre	1,645	72,305
L’Oreal S.A.	1,937	429,201
Lagardere S.C.A.	948	30,359
Legrand S.A.	2,075	159,523
LVMH Moet Hennessy Louis Vuitton S.E.	2,155	632,502
Natixis	7,282	57,517
Orange S.A.	15,519	268,956
Pernod Ricard S.A.	1,645	260,164
Peugeot S.A.	4,031	81,874
Publicis Groupe S.A.	1,534	103,985
Remy Cointreau S.A.	157	21,753
Renault S.A.	1,380	138,521
Rexel S.A.	2,198	39,799
Safran S.A.	2,564	264,465
Sanofi S.A.	8,782	756,058
Schneider Electric S.E.*	4,336	367,607
SCOR S.E.	1,349	54,221
SEB S.A.	179	33,135
Societe BIC S.A.	246	27,034
Societe Generale S.A.	5,913	304,847
Sodexo S.A.	698	93,573
Suez Environment Co.	2,717	47,731
Teleperformance	442	63,272
Thales S.A.	777	83,620
TOTAL S.A.	18,253	1,007,562
Ubisoft Entertainment SA*	482	37,033
Unibail-Rodamco S.E.	772	194,275
Valeo SA	1,888	140,638
Veolia Environment S.A.	3,504	89,349
Vinci S.A.	3,835	391,520
Vivendi S.A.	8,154	218,849
Wendel S.A.	185	32,056
Zodiac Aerospace	1,735	51,860

		11,491,323

Germany — 9.1%
adidas AG	1,472	294,384
Allianz S.E.	3,441	787,463
Axel Springer S.E.	327	25,499
BASF S.E.	7,114	779,916
Bayer AG	6,383	793,170
Bayerische Motoren Werke AG	2,582	267,707

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Germany — (continued)
Beiersdorf AG	792	$92,848
Brenntag AG	1,140	71,869
Commerzbank AG*	8,245	122,993
Continental AG	852	229,085
Covestro AG144A @	870	89,581
Daimler AG	7,379	623,970
Deutsche Annington Immobilien S.E.	3,623	179,509
Deutsche Bank AG	15,849	299,767
Deutsche Boerse AG	1,516	175,470
Deutsche Lufthansa AG	1,991	73,117
Deutsche Post AG	7,461	354,647
Deutsche Telekom AG	25,368	448,415
Deutsche Wohnen S.E.	2,770	120,818
Drillisch AG	408	33,651
E.ON S.E.	17,190	186,273
Evonik Industries AG	1,096	41,165
Fraport AG Frankfurt Airport Services Worldwide	272	29,876
Fresenius Medical Care AG & Co. KGaA	1,701	178,621
Fresenius S.E. & Co. KGaA	3,201	248,947
GEA Group AG	1,522	72,819
Hannover Rueck S.E.	474	59,470
HeidelbergCement AG	1,153	124,322
Henkel AG & Co. KGaA	823	98,552
Hochtief AG	160	28,257
Hugo Boss AG	454	38,525
Infineon Technologies AG	8,762	238,625
Innogy S.E.144A @	1,102	43,129
K+S AG	1,330	33,021
KION Group AG	553	47,603
LANXESS AG	691	54,775
Linde AG*	1,451	338,881
MAN S.E.	297	33,986
Merck KGaA	1,016	109,054
METRO AG*	1,566	31,193
MTU Aero Engines AG	398	71,120
Muenchener Ruckversicherungs AG	1,188	256,548
OSRAM Licht AG	667	59,725
ProSiebenSat.1 Media AG	1,773	60,859
RWE AG*	3,801	77,352
SAP S.E.	7,586	848,684
Siemens AG	5,917	819,252
Symrise AG	883	75,707
Telefonica Deutschland Holding AG	5,808	29,067
Thyssenkrupp AG	3,349	96,570
TUI AG	3,650	75,618
Uniper S.E.	1,539	48,011
United Internet AG	908	62,217
Volkswagen AG	247	49,847
Wirecard AG	897	99,694
Zalando SE*144A @	869	45,820

		10,677,064

Hong Kong — 3.2%
AIA Group Ltd.	93,400	794,427
ASM Pacific Technology Ltd.	1,700	23,584

	Number of Shares	Value†

Hong Kong — (continued)
Bank of East Asia Ltd.	8,329	$36,021
BOC Hong Kong Holdings Ltd.	28,000	141,506
CK Asset Holdings Ltd.	19,670	171,467
CK Hutchison Holdings Ltd.	21,128	264,740
CK Infrastructure Holdings Ltd.	5,000	42,906
CLP Holdings Ltd.	12,500	127,914
First Pacific Co., Ltd.	15,750	10,706
Galaxy Entertainment Group Ltd.	18,000	143,708
Hang Lung Group Ltd.	7,000	25,737
Hang Lung Properties Ltd.	14,000	34,104
Hang Seng Bank Ltd.	5,900	146,373
Henderson Land Development Co., Ltd.	9,828	64,619
HK Electric Investments & HK Electric Investments Ltd.144A @	20,777	19,014
HKT Trust & HKT Ltd.	30,240	38,551
Hong Kong & China Gas Co., Ltd.	65,410	128,092
Hong Kong Exchanges & Clearing Ltd.	8,965	274,224
Hongkong Land Holdings Ltd.	9,000	63,304
Hysan Development Co., Ltd.	5,140	27,270
Kerry Properties Ltd.	3,509	15,763
Kingston Financial Group Ltd.	32,000	30,660
Li & Fung Ltd.	50,000	27,398
Link REIT	16,676	154,283
Melco Resorts & Entertainment Ltd. ADR	1,967	57,122
MGM China Holdings Ltd.	8,400	25,349
MTR Corp., Ltd.	11,599	67,890
New World Development Co., Ltd.	45,236	67,799
NWS Holdings Ltd.	14,013	25,235
PCCW Ltd.	33,068	19,192
Power Assets Holdings Ltd.	10,500	88,504
Shangri-La Asia Ltd.	6,666	15,096
Sino Land Co., Ltd.	22,142	39,172
SJM Holdings Ltd.	17,000	15,190
Sun Hung Kai Properties Ltd.	11,161	185,820
Swire Pacific Ltd., A Shares	4,000	37,009
Swire Properties Ltd.	9,336	30,081
Techtronic Industries Co.	11,000	71,560
The Wharf Holdings Ltd.	9,000	31,036
WH Group Ltd.144A @	63,823	71,931
Wharf Real Estate Investment Co. Ltd.*	9,000	59,901
Wheelock & Co., Ltd.	7,000	49,898
Yue Yuen Industrial Holdings Ltd.	7,000	27,484

		3,791,640

Ireland — 1.1%
AIB Group PLC	6,225	41,080
Anglo Irish Bank Corp. PLC*~	3,146	0
Bank of Ireland Group PLC*	7,345	62,527
CRH PLC	6,591	237,215
DCC PLC	683	68,735
Experian PLC	7,293	160,757
James Hardie Industries PLC	3,086	54,199
Kerry Group PLC, A Shares	1,177	132,043
Paddy Power Betfair PLC	632	75,224
Ryanair Holdings PLC ADR*	257	26,777
Shire PLC	7,072	366,478

		1,225,035

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Israel — 0.5%
Azrieli Group	283	$15,815
Bank Hapoalim BM	8,292	60,895
Bank Leumi Le-Israel BM	11,337	68,240
Bezeq The Israeli Telecommunication Corp., Ltd.	15,011	22,691
Check Point Software Technologies Ltd.*	1,012	104,863
Elbit Systems Ltd.	186	24,846
Frutarom Industries Ltd.	303	28,394
Israel Chemicals Ltd.	3,410	13,808
Mizrahi Tefahot Bank Ltd.	783	14,423
NICE Systems Ltd.	400	36,551
Teva Pharmaceutical Industries Ltd.	7,232	136,774

		527,300

Italy — 2.0%
Assicurazioni Generali SpA	9,446	171,931
Atlantia SpA	3,533	111,382
Davide Campari-Milano SpA	4,464	34,492
Enel SpA	63,275	389,094
Eni SpA	19,544	323,412
Ferrari N.V.	959	100,484
Intesa Sanpaolo SpA	103,608	343,756
Intesa Sanpaolo SpA, RSP	8,795	28,039
Leonardo SpA	3,179	37,777
Luxottica Group SpA	1,314	80,637
Mediobanca SpA	4,539	51,430
Poste Italiane Spa144A @	4,029	30,334
Prysmian SpA	1,608	52,397
Recordati SpA	813	36,129
Snam SpA	17,702	86,695
Telecom Italia SpA*	90,713	78,339
Telecom Italia SpA, RSP	52,300	37,099
Terna Rete Elettrica Nasionale SpA	11,628	67,594
UniCredit SpA*	15,572	290,483
UnipolSai Assicurazioni SpA	8,602	20,065

		2,371,569

Japan — 23.8%
ABC-Mart, Inc.	200	11,464
Acom Co., Ltd.*	3,200	13,445
Aeon Co., Ltd.	4,700	79,278
AEON Financial Service Co., Ltd.	700	16,269
Aeon Mall Co., Ltd.	710	13,867
Air Water, Inc.	1,000	21,051
Aisin Seiki Co., Ltd.	1,400	78,432
Ajinomoto Co., Inc.	4,000	75,257
Alfresa Holdings Corp.	1,600	37,476
Alps Electric Co., Ltd.	1,400	39,824
Amada Holdings Co., Ltd.	3,000	40,731
ANA Holdings, Ltd.	800	33,373
Aozora Bank Ltd.	1,000	38,802
Asahi Glass Co., Ltd.	1,600	69,159
Asahi Group Holdings Ltd.	2,900	143,897
Asahi Kasei Corp.	10,000	128,694
Asics Corp.	1,000	15,895

	Number of Shares	Value†

Japan — (continued)
Astellas Pharma, Inc.	16,000	$203,252
Bandai Namco Holdings, Inc.	1,500	48,960
Benesse Holdings, Inc.	700	24,629
Bridgestone Corp.	5,000	231,411
Brother Industries Ltd.	1,800	44,243
Calbee, Inc.	600	19,499
Canon, Inc.	8,300	309,242
Casio Computer Co., Ltd.	1,500	21,524
Central Japan Railway Co.	1,100	196,857
Chubu Electric Power Co., Inc.	5,100	63,259
Chugai Pharmaceutical Co., Ltd.	1,800	91,996
Coca-Cola Bottlers Japan, Inc.	1,000	36,489
Concordia Financial Group Ltd.	10,300	61,949
Credit Saison Co., Ltd.	1,000	18,159
Cyberdyne, Inc.*	1,000	17,191
Dai Nippon Printing Co., Ltd.	2,000	44,527
Daicel Corp.	2,000	22,697
Daifuku Co. Ltd.	800	43,465
Daiichi Sankyo Co., Ltd.	4,200	109,209
Daikin Industries Ltd.	1,900	224,510
Daito Trust Construction Co., Ltd.	500	101,866
Daiwa House Industry Co., Ltd.	4,500	172,563
Daiwa House REIT Investment Corp.	11	26,130
Daiwa Securities Group, Inc.	13,000	81,335
DeNA Co., Ltd.	800	16,470
Denso Corp.	3,700	221,662
Dentsu, Inc.	1,700	71,885
Disco Corp.	200	44,328
Don Quijote Holdings Co., Ltd.	800	41,704
East Japan Railway Co.	2,600	253,547
Eisai Co., Ltd.	2,000	113,619
Electric Power Development Co., Ltd.	1,000	26,900
FamilyMart Co., Ltd.	700	49,027
FANUC Corp.	1,500	359,845
Fast Retailing Co., Ltd.	400	159,045
Fuji Electric Co., Ltd.	4,000	30,049
FUJIFILM Holdings Corp.	3,300	134,656
Fujitsu Ltd.	15,000	106,343
Fukuoka Financial Group, Inc.	6,000	33,574
Hakuhodo DY Holdings, Inc.	1,500	19,444
Hamamatsu Photonics K.K.	1,000	33,541
Hankyu Hanshin Holdings, Inc.	1,800	72,303
Hikari Tsushin, Inc.	200	28,715
Hino Motors Ltd.	2,000	25,833
Hirose Electric Co., Ltd.	210	30,661
Hisamitsu Pharmaceutical Co., Inc.	400	24,166
Hitachi Chemical Co., Ltd.	800	20,485
Hitachi Construction Machinery Co., Ltd.	1,000	36,242
Hitachi High-Technologies Corp.	500	21,015
Hitachi Ltd.	38,000	294,812
Hitachi Metals Ltd.	2,000	28,605
Honda Motor Co., Ltd.	13,400	457,309
Hoshizaki Electric Co., Ltd.	400	35,438
Hoya Corp.	3,000	149,410
Hulic Co., Ltd.	2,500	28,033

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Idemitsu Kosan Co., Ltd.	900	$36,050
IHI Corp.	1,200	39,800
Iida Group Holdings Co., Ltd.	1,000	18,823
Inpex Corp.	7,200	89,611
Isetan Mitsukoshi Holdings Ltd.	2,500	30,937
Isuzu Motors Ltd.	4,500	75,138
ITOCHU Corp.	11,600	216,242
J. Front Retailing Co., Ltd.	2,000	37,584
Japan Airlines Co., Ltd.	1,000	39,070
Japan Airport Terminal Co., Ltd.	300	11,107
Japan Exchange Group, Inc.	4,000	69,401
Japan Post Bank Co., Ltd.	3,000	38,963
Japan Post Holdings Co., Ltd.	12,300	140,883
Japan Prime Realty Investment Corp.	6	19,064
Japan Real Estate Investment Corp.	10	47,482
Japan Retail Fund Investment Corp.	20	36,660
Japan Tobacco, Inc.	8,600	276,947
JFE Holdings, Inc.	3,800	90,810
JGC Corp.	1,600	30,911
JSR Corp.	1,500	29,466
JTEKT Corp.	1,500	25,701
JXTG Holdings, Inc.	24,090	154,810
Kajima Corp.	7,000	67,255
Kakaku.com, Inc.	1,100	18,569
Kamigumi Co., Ltd.	1,000	22,099
Kaneka Corp.	2,000	18,229
Kansai Paint Co., Ltd.	1,400	36,329
Kao Corp.	3,900	263,521
Kawasaki Heavy Industries Ltd.	1,000	34,985
KDDI Corp.	13,900	345,270
Keihan Holdings Co., Ltd.	600	17,652
Keikyu Corp.	2,000	38,376
Keio Corp.	1,000	43,925
Keisei Electric Railway Co., Ltd.	1,000	32,107
Keyence Corp.	782	436,850
Kikkoman Corp.	1,000	40,440
Kintetsu Group Holdings Co., Ltd.	1,300	49,751
Kirin Holdings Co., Ltd.	6,800	171,370
Kobe Steel Ltd.*	2,600	23,995
Koito Manufacturing Co., Ltd.	800	56,011
Komatsu Ltd.	7,300	263,820
Konami Corp.	700	38,495
Konica Minolta, Inc.	4,000	38,380
Kose Corp.	200	31,165
Kubota Corp.	8,200	160,387
Kuraray Co., Ltd.	2,600	48,953
Kurita Water Industries Ltd.	800	25,937
Kyocera Corp.	2,400	156,689
Kyowa Hakko Kirin Co., Ltd.	2,000	38,503
Kyushu Electric Power Co., Inc.	2,900	30,376
Kyushu Financial Group, Inc.	3,000	18,082
Kyushu Railway Co.	1,200	37,143
Lawson, Inc.	400	26,581
LINE Corp.*	300	12,251
Lion Corp.	2,000	37,804

	Number of Shares	Value†

Japan — (continued)
LIXIL Group Corp.	2,100	$56,736
M3, Inc.	1,700	59,592
Mabuchi Motor Co., Ltd.	400	21,622
Makita Corp.	1,600	67,100
Marubeni Corp.	13,000	93,986
Marui Group Co., Ltd.	1,500	27,420
Maruichi Steel Tube Ltd.	300	8,766
Mazda Motor Corp.	4,500	60,135
McDonald’s Holdings Co., Japan Ltd.	400	17,578
Mebuki Financial Group, Inc.	7,020	29,656
Medipal Holdings Corp.	1,100	21,476
MEIJI Holdings Co., Ltd.	900	76,598
MINEBEA MITSUMI, Inc.	3,000	62,571
MISUMI Group, Inc.	2,200	63,871
Mitsubishi Chemical Holdings Corp.	10,800	118,173
Mitsubishi Corp.	11,800	325,371
Mitsubishi Electric Corp.	15,000	248,589
Mitsubishi Estate Co., Ltd.	9,700	168,421
Mitsubishi Gas Chemical Co., Inc.	1,500	42,952
Mitsubishi Heavy Industries Ltd.	2,400	89,482
Mitsubishi Materials Corp.	900	31,937
Mitsubishi Motors Corp.	5,200	37,409
Mitsubishi Tanabe Pharma Corp.	1,900	39,159
Mitsubishi UFJ Financial Group, Inc.	91,300	664,478
Mitsubishi UFJ Lease & Finance Co., Ltd.	3,500	20,773
Mitsui & Co., Ltd.	13,300	215,772
Mitsui Chemicals, Inc.	1,400	44,894
Mitsui Fudosan Co., Ltd.	7,000	156,558
Mitsui OSK Lines Ltd.	1,000	33,234
Mixi, Inc.	300	13,436
Mizuho Financial Group, Inc.	186,280	336,811
MS&AD Insurance Group Holdings, Inc.	3,690	124,465
Murata Manufacturing Co., Ltd.	1,500	200,832
Nabtesco Corp.	900	34,391
Nagoya Railroad Co., Ltd.	1,400	35,257
NEC Corp.	2,100	56,568
Nexon Co., Ltd.*	1,500	43,500
NGK Insulators Ltd.	2,000	37,674
NGK Spark Plug Co., Ltd.	1,400	33,932
NH Foods Ltd.	1,000	24,359
Nidec Corp.	1,800	252,031
Nikon Corp.	2,900	58,357
Nintendo Co., Ltd.	900	324,087
Nippon Building Fund, Inc.	10	48,902
Nippon Electric Glass Co., Ltd.	700	26,643
Nippon Express Co., Ltd.	600	39,844
Nippon Paint Holdings Co., Ltd.	1,300	41,075
Nippon Prologis REIT, Inc.*	15	31,694
Nippon Steel & Sumitomo Metal Corp.	5,917	151,175
Nippon Telegraph & Telephone Corp.	5,400	253,876
Nippon Yusen K.K.*	1,300	31,631
Nissan Chemical Industries Ltd.	1,000	39,835
Nissan Motor Co., Ltd.	18,100	180,205
Nisshin Seifun Group, Inc.	1,815	36,633
Nissin Foods Holdings Co., Ltd.	500	36,454

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Nitori Holdings Co., Ltd.	600	$85,395
Nitto Denko Corp.	1,300	114,983
NOK Corp.	700	16,289
Nomura Holdings, Inc.	28,500	167,060
Nomura Real Estate Holdings, Inc.	1,000	22,342
Nomura Real Estate Master Fund, Inc.*	28	34,765
Nomura Research Institute Ltd.	910	42,239
NSK Ltd.	3,000	47,001
NTT Data Corp.	5,000	59,319
NTT DOCOMO, Inc.	10,600	250,626
Obayashi Corp.	5,000	60,401
Obic Co., Ltd.	500	36,724
Odakyu Electric Railway Co., Ltd.	2,500	53,417
Oji Holdings Corp.	6,000	39,845
Olympus Corp.	2,200	84,161
Omron Corp.	1,500	89,218
Ono Pharmaceutical Co., Ltd.	3,100	72,111
Oracle Corp. Japan	300	24,828
Oriental Land Co., Ltd.	1,700	154,665
ORIX Corp.	10,200	171,981
Osaka Gas Co., Ltd.	2,900	55,765
Otsuka Corp.	400	30,634
Otsuka Holdings Co., Ltd.	2,900	127,186
Panasonic Corp.	17,100	249,556
Park24 Co., Ltd.	800	19,152
Persol Holdings Co. Ltd.	1,400	35,051
Pola Orbis Holdings, Inc.	800	28,033
Rakuten, Inc.*	7,300	66,727
Recruit Holdings Co., Ltd.	8,700	216,021
Renesas Electronics Corp.*	3,900	45,230
Resona Holdings, Inc.	17,800	106,066
Ricoh Co., Ltd.	5,000	46,334
Rinnai Corp.	300	27,143
Rohm Co., Ltd.	700	77,113
Ryohin Keikaku Co., Ltd.	200	62,258
Sankyo Co., Ltd.	400	12,579
Santen Pharmaceutical Co., Ltd.	3,000	46,981
SBI Holdings, Inc.	1,710	35,629
Secom Co., Ltd.	1,600	120,709
Sega Sammy Holdings, Inc.	1,200	14,894
Seibu Holdings, Inc.	1,600	30,228
Seiko Epson Corp.	2,200	51,791
Sekisui Chemical Co., Ltd.	3,000	60,061
Sekisui House Ltd.	4,600	82,978
Seven & I Holdings Co., Ltd.	5,900	244,416
Seven Bank Ltd.	5,300	18,100
Sharp Corp/Japan*	1,200	41,075
Shimadzu Corp.	2,000	45,373
Shimamura Co., Ltd.	200	21,972
Shimano, Inc.	600	84,335
Shimizu Corp.	4,000	41,256
Shin-Etsu Chemical Co., Ltd.	3,000	303,969
Shinsei Bank Ltd.	1,400	24,126
Shionogi & Co., Ltd.	2,300	124,280
Shiseido Co., Ltd.	3,000	144,555

	Number of Shares	Value†

Japan — (continued)
Showa Shell Sekiyu K.K.	1,000	$13,532
SMC Corp.	400	164,154
SoftBank Corp.	6,400	506,692
Sohgo Security Services Co., Ltd.	500	27,175
Sompo Holdings, Inc.	2,625	101,327
Sony Corp.	9,800	439,852
Sony Financial Holdings, Inc.	1,200	21,208
Stanley Electric Co., Ltd.	1,000	40,463
Start Today Co., Ltd.	1,500	45,530
Subaru Corp.	4,700	149,027
SUMCO Corp.	1,800	45,696
Sumitomo Chemical Co., Ltd.	12,000	85,868
Sumitomo Corp.	9,400	159,441
Sumitomo Dainippon Pharma Co., Ltd.	1,400	20,724
Sumitomo Electric Industries Ltd.	5,900	99,458
Sumitomo Heavy Industries Ltd.	1,000	42,136
Sumitomo Metal Mining Co., Ltd.	2,000	91,501
Sumitomo Mitsui Financial Group, Inc.	10,400	448,287
Sumitomo Mitsui Trust Holdings, Inc.	2,543	100,616
Sumitomo Realty & Development Co., Ltd.	3,000	98,457
Sumitomo Rubber Industries Ltd.	1,200	22,240
Sundrug Co., Ltd.	600	27,832
Suntory Beverage & Food Ltd.	1,000	44,470
Suruga Bank Ltd.	1,300	27,797
Suzuken Co., Ltd.	440	18,065
Suzuki Motor Corp.	2,600	150,497
Sysmex Corp.	1,200	94,225
T&D Holdings, Inc.	4,300	73,360
Taiheiyo Cement Corp.	800	34,443
Taisei Corp.	1,600	79,569
Taisho Pharmaceutical Holdings Co., Ltd.	300	23,896
Taiyo Nippon Sanso Corp.	1,000	13,954
Takashimaya Co., Ltd.	2,000	21,022
Takeda Pharmaceutical Co., Ltd.	5,500	311,397
TDK Corp.	1,000	79,471
Teijin Ltd.	1,200	26,664
Terumo Corp.	2,500	118,274
The Bank of Kyoto Ltd.	400	20,773
The Chiba Bank Ltd.	5,000	41,464
The Chugoku Electric Power Co., Inc.	2,100	22,544
The Dai-ichi Life Insurance Co., Ltd.	8,500	174,693
The Hachijuni Bank Ltd.	3,200	18,286
The Kansai Electric Power Co., Inc.	5,400	66,042
The Shizuoka Bank Ltd.	4,000	41,176
The Yokohama Rubber Co., Ltd.	1,000	24,426
THK Co., Ltd.	1,000	37,380
Tobu Railway Co., Ltd.	1,400	45,183
Toho Co., Ltd.	900	31,153
Toho Gas Co., Ltd.	600	16,427
Tohoku Electric Power Co., Inc.	3,500	44,684
Tokio Marine Holdings, Inc.	5,200	236,512
Tokyo Electric Power Co., Inc.*	12,200	48,149
Tokyo Electron Ltd.	1,200	216,467
Tokyo Gas Co., Ltd.	3,000	68,545
Tokyo Tatemono Co., Ltd.	1,500	20,217

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Tokyu Corp.	4,000	$63,760
Tokyu Fudosan Holdings Corp.	4,000	28,867
Toppan Printing Co., Ltd.	4,000	36,132
Toray Industries, Inc.	11,000	103,535
Toshiba Corp.*	50,000	140,065
Tosoh Corp.	2,300	51,888
TOTO Ltd.	1,000	58,884
Toyo Seikan Group Holdings Ltd.	1,000	16,052
Toyo Suisan Kaisha Ltd.	600	25,614
Toyoda Gosei Co., Ltd.	400	10,149
Toyota Industries Corp.	1,200	76,919
Toyota Motor Corp.	19,968	1,272,561
Toyota Tsusho Corp.	1,600	64,277
Trend Micro, Inc.*	900	50,943
Tsuruha Holdings, Inc.	300	40,749
Unicharm Corp.	3,000	77,901
United Urban Investment Corp.	27	38,844
USS Co., Ltd.	1,500	31,720
West Japan Railway Co.	1,300	94,840
Yahoo Japan Corp.	10,400	47,648
Yakult Honsha Co., Ltd.	700	52,819
Yamada Denki Co., Ltd.	5,300	29,189
Yamaguchi Financial Group, Inc.	2,000	23,703
Yamaha Corp.	1,200	44,264
Yamaha Motor Co., Ltd.	2,100	68,792
Yamato Holdings Co., Ltd.	2,800	56,211
Yamazaki Baking Co., Ltd.	1,000	19,471
Yaskawa Electric Corp.	2,000	87,630
Yokogawa Electric Corp.	2,000	38,185

		27,838,277

Jersey — 0.1%
Randgold Resources Ltd.	746	74,074

Luxembourg — 0.3%
ArcelorMittal*	5,168	167,666
Eurofins Scientific S.E.	87	52,880
Millicom International Cellular S.A.	489	33,025
RTL Group S.A.	294	23,601
SES S.A.	2,712	42,284
Tenaris S.A.	3,987	63,282

		382,738

Macau — 0.0%
Wynn Macau Ltd.	12,400	39,202

Netherlands — 5.9%
ABN AMRO Group N.V.144A @	2,936	94,659
Aegon N.V.	13,389	85,073
AerCap Holdings N.V.*	1,113	58,555
Airbus S.E.	4,473	444,556
Akzo Nobel N.V.	1,963	172,243
Altice N.V. Class A*	3,728	39,093
ASML Holding N.V.	2,984	518,792
Boskalis Westminster	708	26,680
CNH Industrial N.V.	7,476	100,018
EXOR N.V.	848	51,984

	Number of Shares	Value†

Netherlands — (continued)
Heineken Holdings N.V.	885	$87,500
Heineken N.V.	1,992	207,660
ING Groep N.V.	30,088	552,316
Koninklijke Ahold Delhaize N.V.	9,999	219,807
Koninklijke DSM N.V.	1,417	135,357
Koninklijke KPN N.V.	25,935	90,546
Koninklijke Philips N.V.	7,260	274,127
Koninklijke Vopak N.V.	584	25,582
NN Group N.V.	2,397	103,679
NXP Semiconductors N.V.*	2,696	315,675
QIAGEN N.V.*	1,662	51,839
Randstad Holding N.V.	923	56,634
RELX N.V.	7,544	173,394
Royal Dutch Shell PLC, A Shares	34,658	1,156,992
Royal Dutch Shell PLC, B Shares	28,911	973,548
Unilever N.V.	12,617	710,373
Wolters Kluwer N.V.	2,305	120,158

		6,846,840

New Zealand — 0.2%
Auckland International Airport Ltd.	7,767	35,653
Fisher & Paykel Healthcare Corp. Ltd.	4,362	44,255
Fletcher Building Ltd.	4,795	25,827
Mercury NZ Ltd.	4,163	9,943
Meridian Energy Ltd.	7,526	15,609
Ryman Healthcare Ltd.	2,831	21,221
Spark New Zealand Ltd.	14,196	36,520

		189,028

Norway — 0.6%
DNB ASA	7,620	141,057
Gjensidige Forsikring ASA	1,418	26,747
Marine Harvest ASA*	2,950	49,887
Norsk Hydro ASA	10,203	77,347
Orkla ASA	6,430	68,139
Schibsted ASA	698	18,554
Statoil ASA	8,944	191,477
Telenor ASA	5,795	124,052
Yara International ASA	1,259	57,806

		755,066

Portugal — 0.2%
Banco Espirito Santo S.A.*~	27,017	0
EDP - Energias de Portugal S.A.	18,562	64,253
Galp Energia SGPS, S.A.	3,702	68,016
Jeronimo Martins SGPS, S.A.	2,107	40,919

		173,188

Singapore — 1.4%
Ascendas Real Estate Investment Trust	19,362	39,296
CapitaLand Commercial Trust Ltd.	18,656	26,872
CapitaLand Ltd.	18,600	48,931
CapitaLand Mall Trust	21,700	34,523
City Developments Ltd.	3,000	27,900
ComfortDelGro Corp. Ltd.	20,000	29,550
DBS Group Holdings Ltd.	13,810	255,434

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Singapore — (continued)
Genting Singapore PLC	46,800	$45,707
Global Logistic Properties Ltd.	20,800	52,410
Golden Agri-Resources Ltd.	65,000	17,945
Hutchison Port Holdings Trust	35,100	14,531
Jardine Cycle & Carriage Ltd.	611	18,546
Jardine Matheson Holdings Ltd.	1,600	97,076
Keppel Corp. Ltd.	11,600	63,478
Oversea-Chinese Banking Corp. Ltd.	24,550	226,799
SATS Ltd.	5,300	20,578
Sembcorp Industries Ltd.	9,000	20,330
Singapore Airlines Ltd.	4,000	31,859
Singapore Exchange Ltd.	6,000	33,317
Singapore Press Holdings Ltd.	12,400	24,532
Singapore Technologies Engineering Ltd.	12,000	29,195
Singapore Telecommunications Ltd.	63,200	168,499
StarHub Ltd.	5,000	10,640
Suntec Real Estate Investment Trust	16,000	25,659
United Overseas Bank Ltd.	10,337	203,773
UOL Group Ltd.	4,307	28,488
Wilmar International Ltd.	12,500	28,806

		1,624,674

South Africa — 0.1%
Mediclinic International PLC	2,866	25,082
Mondi PLC	2,860	74,328

		99,410

Spain — 3.1%
Abertis Infraestructuras S.A.	5,393	119,992
ACS Actividades de Construccion y Servicios S.A.	1,874	73,205
Aena SME S.A.144A @	527	106,654
Amadeus IT Holding S.A.	3,314	238,483
Banco Bilbao Vizcaya Argentaria S.A.	51,599	438,498
Banco de Sabadell S.A.	40,310	79,912
Banco Santander S.A.	124,687	817,475
Bankia S.A.	6,559	31,306
Bankinter S.A.	4,820	45,596
CaixaBank	28,028	130,297
Enagas S.A.	1,740	49,763
Endesa S.A.	2,463	52,678
Ferrovial S.A.	3,838	87,096
Gas Natural SDG S.A.	2,914	67,251
Grifols S.A.	2,111	61,723
Iberdrola S.A.	44,752	346,437
Industria de Diseno Textil S.A.	8,378	291,317
Mapfre S.A.	8,177	26,229
Red Electrica Corp. S.A.	3,066	68,823
Repsol S.A.	9,624	169,925
Siemens Gamesa Renewable Energy S.A.	1,855	25,401
Telefonica S.A.	35,081	341,609

		3,669,670

Sweden — 2.6%
Alfa Laval AB	2,088	49,388
Assa Abloy AB	7,608	157,725

	Number of Shares	Value†

Sweden — (continued)
Atlas Copco AB, A Shares	2,942	$112,758
Atlas Copco AB, B Shares	5,275	227,648
Boliden AB	1,973	67,472
Electrolux AB, B Shares	1,720	55,376
Essity AB, Class B	4,611	131,035
Getinge AB, B Shares	1,654	23,984
Hennes & Mauritz AB, B Shares	7,521	155,563
Hexagon AB, B Shares	2,081	104,392
Husqvarna AB, B Shares	2,834	26,964
ICA Gruppen AB	521	18,927
Industrivarden AB, C Shares	1,227	30,267
Investor AB, B Shares	3,449	157,301
Kinnevik AB	1,832	61,905
L E Lundbergforetagen AB	301	22,485
Lundin Petroleum AB*	1,488	34,062
Nordea Bank AB	23,722	287,225
Sandvik AB	8,817	154,339
Securitas AB, B Shares	2,230	38,896
Skandinaviska Enskilda Banken AB, A Shares	11,725	137,680
Skanska AB, B Shares	2,417	50,082
SKF AB, B Shares	2,667	59,250
Svenska Handelsbanken AB	11,598	158,499
Swedbank AB, A Shares	6,908	166,654
Swedish Match AB	1,496	58,930
Tele2 AB, B Shares	2,792	34,314
Telefonaktiebolaget LM Ericsson, B Shares	23,294	153,734
Telia Co AB	20,054	89,388
Volvo AB, B Shares	11,928	222,122

		3,048,365

Switzerland — 8.6%
ABB Ltd.	14,109	377,900
Adecco S.A.*	1,232	94,150
Baloise Holding AG	370	57,515
Barry Callebaut AG*	17	35,435
Chocoladefabriken Lindt & Spruengli AG	1	72,366
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	7	42,742
Cie Financiere Richemont S.A.	4,079	369,426
Clariant AG*	1,776	49,626
Coca-Cola HBC AG*	1,371	44,774
Credit Suisse Group AG*	18,971	338,361
Dufry AG*	255	37,852
EMS-Chemie Holding AG	65	43,366
Ferguson PLC	1,932	138,648
Geberit AG	291	128,088
Givaudan S.A.	71	164,005
Glencore PLC	94,445	494,321
Julius Baer Group Ltd.*	1,680	102,735
Kuehne + Nagel International AG	402	71,122
LafargeHolcim Ltd.*	3,541	199,436
Lonza Group AG*	591	159,396
Nestle S.A.	23,825	2,048,384
Novartis AG	17,028	1,432,949
Pargesa Holding S.A.	272	23,559

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Switzerland — (continued)
Partners Group Holding AG	130	$89,075
Roche Holding AG	5,378	1,359,856
Schindler Holding AG	145	32,789
Schindler Holding AG, Participation Certificates	304	69,917
SGS S.A.	43	112,103
Sika AG	16	126,944
Sonova Holding AG	389	60,758
STMicroelectronics N.V.	4,919	107,303
Straumann Holding AG	74	52,203
Swiss Life Holding AG*	251	88,722
Swiss Prime Site AG*	512	47,296
Swiss Re AG	2,504	234,176
Swisscom AG	202	107,415
The Swatch Group AG	234	95,280
The Swatch Group AG, Registered Shares	366	27,916
UBS Group AG	28,484	523,330
Vifor Pharma AG	381	48,776
Zurich Insurance Group AG	1,179	358,467

		10,068,482

United Kingdom — 14.7%
3i Group PLC	7,597	93,527
Admiral Group PLC	1,518	40,944
Anglo American PLC	10,404	216,392
Antofagasta PLC	3,403	45,927
Ashtead Group PLC	3,679	98,676
Associated British Foods PLC	2,750	104,596
AstraZeneca PLC	9,770	674,183
Auto Trader Group PLC144A @	7,720	36,694
Aviva PLC	30,574	208,524
Babcock International Group PLC	1,759	16,737
BAE Systems PLC	25,041	193,475
Barclays PLC	133,569	365,627
Barratt Developments PLC	7,726	67,397
Berkeley Group Holdings PLC	1,009	57,075
BHP Billiton PLC	16,204	327,650
BP PLC	151,727	1,064,406
British American Tobacco PLC	14,773	998,635
British American Tobacco PLC ADR	2,842	190,386
BT Group PLC	66,205	242,660
Bunzl PLC	2,529	70,661
Burberry Group PLC	3,173	76,500
Capita PLC	4,936	26,670
Carnival PLC	1,402	92,245
Centrica PLC	42,920	79,563
Cobham PLC*	17,778	30,249
Coca-Cola European Partners PLC	1,676	66,813
Compass Group PLC	12,345	266,185
ConvaTec Group PLC144A @	9,109	25,116
Croda International PLC	923	55,022
Diageo PLC	19,432	712,266
Direct Line Insurance Group PLC	9,937	51,134
easyJet PLC	1,334	26,368
Fiat Chrysler Automobiles N.V.	8,353	149,128

	Number of Shares	Value†

United Kingdom — (continued)
Fresnillo PLC	1,565	$30,070
G4S PLC	12,521	45,064
GKN PLC	13,828	59,465
GlaxoSmithKline PLC	38,059	673,993
Hammerson PLC	6,716	49,550
Hargreaves Lansdown PLC	1,892	45,949
HSBC Holdings PLC	154,766	1,598,431
IMI PLC	1,958	35,177
Imperial Brands PLC	7,400	315,644
InterContinental Hotels Group PLC	1,350	85,866
International Consolidated Airlines Group S.A. (London Main Market Exchange)	1,308	11,455
International Consolidated Airlines Group S.A. (Spanish Stock Exchange)	3,606	31,250
Intertek Group PLC	1,257	87,906
Investec PLC	4,543	32,711
ITV PLC	27,237	60,861
J. Sainsbury PLC	12,992	42,306
John Wood Group PLC	5,233	45,787
Johnson Matthey PLC	1,520	62,986
Kingfisher PLC	16,836	76,874
Land Securities Group PLC	5,975	81,181
Legal & General Group PLC	47,123	173,487
Lloyds Banking Group PLC	555,934	509,781
London Stock Exchange Group PLC	2,429	124,235
Marks & Spencer Group PLC	12,979	55,065
Meggitt PLC	5,739	37,265
Merlin Entertainments PLC144A @	5,527	27,077
Micro Focus International PLC*	3,425	116,404
National Grid PLC	26,530	312,749
Next PLC	1,131	68,933
Old Mutual PLC	38,468	120,339
Pearson PLC	6,696	66,330
Persimmon PLC	2,313	85,505
Prudential PLC	19,972	511,488
Reckitt Benckiser Group PLC	5,174	482,699
RELX PLC	8,480	198,840
Rio Tinto PLC	9,558	501,389
Rolls-Royce Holdings PLC*	12,875	146,939
Rolls-Royce Holdings PLC*~	592,250	800
Royal Bank of Scotland Group PLC*	26,113	97,918
Royal Mail PLC	7,054	43,097
RSA Insurance Group PLC	7,501	63,938
Schroders PLC	960	45,443
Segro PLC	8,187	64,804
Severn Trent PLC	1,743	50,788
Sky PLC*	7,899	107,800
Smith & Nephew PLC	7,021	121,485
Smiths Group PLC	2,951	59,225
SSE PLC	7,494	133,226
St James’s Place PLC	4,100	67,732
Standard Chartered PLC*	25,573	268,556
Standard Life Aberdeen PLC	20,768	122,157
Taylor Wimpey PLC	25,341	70,504
Tesco PLC	64,072	181,268

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
United Kingdom — (continued)
The British Land Co. PLC	7,994	$74,451
The Sage Group PLC	8,870	95,357
The Weir Group PLC	1,744	49,989
Travis Perkins PLC	2,061	43,604
Unilever PLC	9,667	536,190
United Utilities Group PLC	5,606	62,721
Vodafone Group PLC	205,463	649,466
W.M. Morrison Supermarkets PLC	17,966	53,341
Whitbread PLC	1,474	79,605
Worldpay Group PLC144A @	15,559	89,287
WPP PLC	10,082	182,138

		17,197,372

TOTAL COMMON STOCKS (Cost $83,933,571)		114,992,311

PREFERRED STOCKS — 0.6%
Germany — 0.6%
Bayerische Motoren Werke AG	477	42,565
Fuchs Petrolub S.E.	598	31,664
Henkel AG & Co. KGaA	1,385	182,896
Porsche Automobil Holding S.E.	1,203	100,535
Schaeffler AG	1,280	22,585
Volkswagen AG	1,443	286,627

TOTAL PREFERRED STOCKS (Cost $422,269)		666,872

RIGHTS — 0.0%
Spain — 0.0%
Repsol SA* (Cost $4,389)	9,624	4,376

SHORT-TERM INVESTMENTS — 0.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $276,464)	276,464	276,464

TOTAL INVESTMENTS — 99.2% (Cost $84,636,693)		$115,940,023

Other Assets & Liabilities — 0.8%		990,390

TOTAL NET ASSETS — 100.0%		$116,930,413

†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2017 is $800.
144A @	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.

PLC — Public Limited Company.

ADR — American Depository Receipt.

REIT — Real Estate Investment Trust.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value		Value†
Advertising	0.3%		$397,964
Aerospace & Defense	1.2%		1,326,576
Agriculture	1.6%		1,887,293
Airlines	0.2%		273,269
Apparel	1.1%		1,217,428
Auto Manufacturers	3.5%		4,041,767
Auto Parts & Equipment	1.5%		1,679,594
Banks	13.4%		15,408,944
Beverages	2.3%		2,695,756
Biotechnology	0.5%		554,414
Building & Real Estate	0.2%		223,406
Building Materials	1.4%		1,648,328
Building-Maintenance Service	—%	+	50,601
Chemicals	4.0%		4,582,084
Commercial Services	2.0%		2,247,926
Computers	0.6%		712,818
Cosmetics & Personal Care	1.7%		1,946,436
Distribution & Wholesale	1.1%		1,259,681
Diversified	—%	+	39,296
Diversified Financial Services	2.1%		2,410,131
Diversified Operations	0.2%		222,760
Electric	2.1%		2,456,412
Electrical Components & Equipment	1.3%		1,547,474
Electronics	1.7%		1,929,002
Energy-Alternate Sources	0.2%		257,677
Engineering & Construction	1.6%		1,828,584
Entertainment	0.4%		411,320
Environmental Control	—%	+	25,937
Food	4.6%		5,266,779
Food Service	0.1%		93,573
Forest Products & Paper	0.3%		311,745
Gas	1.1%		1,279,203
Hand & Machine Tools	0.6%		671,616
Healthcare Products	1.1%		1,311,027
Healthcare Services	0.4%		488,748
Holding Companies	0.3%		375,560
Home Builders	0.3%		391,500
Home Furnishings	0.7%		854,432
Hotels & Resorts	0.2%		185,975
Household Products & Wares	0.6%		635,249
Industrial	0.1%		146,939
Insurance	5.6%		6,414,237
Internet	0.5%		554,754
Investment Companies	0.3%		344,201
Iron & Steel	0.6%		707,483
Leisure Time	0.3%		395,280
Lodging	0.5%		526,141
Machinery - Construction & Mining	0.6%		640,468
Machinery - Diversified	1.2%		1,431,393
Media	0.8%		969,889
Metal Fabricate/Hardware	0.4%		399,895
Mining	2.6%		3,008,282

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Developed International Index Fund

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value		Value†
Miscellaneous Manufacturing	1.2%		$1,353,321
Mixed Industrial/Office	0.3%		360,521
Office & Business Equipment	0.4%		407,367
Oil & Gas	5.2%		5,963,092
Packaging and Containers	0.1%		124,744
Pharmaceuticals	7.0%		8,021,293
Pipelines	0.1%		56,758
Private Equity	0.1%		59,901
Real Estate	1.7%		1,993,373
Real Estate Investment Trusts	1.1%		1,317,177
Real Estate Management Services	0.2%		179,509
Retail	2.7%		3,084,121
Semiconductors	1.4%		1,588,485
Shipbuilding	—%	+	20,834
Software	1.5%		1,695,428
Telecommunications	4.3%		4,981,308
Textiles	0.2%		179,152
Toys, Games & Hobbies	0.3%		373,047
Transportation	1.9%		2,201,517
Venture Capital	0.1%		93,527
Water	0.2%		250,589

	100.0%		$114,992,311

+	Rounded

Summary of inputs used to value the Fund’s investments as of 12/31/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Australia	$7,908,315	$45,907	$7,862,408	$—
Austria	296,396	41,888	254,508	—
Belgium	1,278,254	—	1,278,254	—
Bermuda	67,286	67,286	—	—
China	155,742	—	155,742	—
Denmark	2,120,552	74,297	2,046,255	—
Finland	1,075,449	115,634	959,815	—
France	11,491,323	241,835	11,249,488	—
Germany	10,677,064	386,892	10,290,172	—
Hong Kong	3,791,640	329,772	3,461,868	—
Ireland	1,225,035	337,651	887,384	—
Israel	527,300	127,554	399,746	—
Italy	2,371,569	—	2,371,569	—
Japan	27,838,277	189,057	27,649,220	—
Jersey	74,074	—	74,074	—
Luxembourg	382,738	33,025	349,713	—
Macau	39,202	—	39,202	—

ASSETS TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS (continued)
Netherlands	$6,846,840	$374,230	$6,472,610	$—
New Zealand	189,028	46,463	142,565	—
Norway	755,066	—	755,066	—
Portugal	173,188	64,253	108,935	—
Singapore	1,624,674	52,410	1,572,264	—
South Africa	99,410	—	99,410	—
Spain	3,669,670	—	3,669,670	—
Sweden	3,048,365	—	3,048,365	—
Switzerland	10,068,482	103,500	9,964,982	—
United Kingdom	17,197,372	789,561	16,407,811	—

TOTAL COMMON STOCKS	114,992,311	3,421,215	111,571,096	—

PREFERRED STOCKS	666,872	—	666,872	—

RIGHTS	4,376	—	4,376	—
SHORT-TERM INVESTMENTS	276,464	276,464	—	—

TOTAL INVESTMENTS	$115,940,023	$3,697,679	$112,242,344	—

OTHER FINANCIAL INSTRUMENTS(1)
Futures Contracts	$34,163	$34,163	$—	$—

TOTAL ASSETS - OTHER FINANCIAL INSTRUMENTS	$34,163	$34,163	$—	$—

(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period.

An amount of $38,292 was transferred from Level 1 into Level 2 at 12/31/17 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets.

The Fund did not have any transfers in and transfers out of Level 3 fair value hierarchy during the reporting period.

An amount of $1,723,223 was transferred from Level 2 into Level 1 at 12/31/17 as a result of using quoted prices in active market for such foreign securities.

The accompanying notes are an integral part of these financial statements.

Futures Contracts:

Type	Futures Contract	Expiration Date	Number of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Buy/Long	E-Mini MSCI EAFE Index	3/31/2018	14	50	2,046	1,432,200	$34,163	$—

							$34,163	$—

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

International Equity Fund

	Number of Shares	Value†
COMMON STOCKS — 96.0%
Australia — 1.0%
CSL Ltd.	34,394	$3,779,686

Belgium — 2.6%
Anheuser-Busch InBev N.V.*	87,286	9,744,706

Brazil — 1.0%
Ambev S.A. ADR	603,669	3,899,702

Canada — 7.3%
Alimentation Couche-Tard, Inc., Class B	228,663	11,931,588
Canadian National Railway Co.	90,410	7,455,049
Constellation Software, Inc.	13,051	7,911,792

		27,298,429

China — 4.2%
Alibaba Group Holding Ltd. ADR*	63,456	10,941,718
Tencent Holdings Ltd.	91,459	4,733,731

		15,675,449

France — 7.2%
Essilor International S.A.	36,635	5,046,147
L’Oreal S.A.	18,067	4,003,290
LVMH Moet Hennessy Louis Vuitton S.E.	17,315	5,082,031
Sodexo S.A.	29,516	3,956,863
Teleperformance	31,428	4,498,902
Unibail-Rodamco S.E.	18,174	4,573,510

		27,160,743

Germany — 3.3%
HeidelbergCement AG	34,541	3,724,387
SAP S.E.	77,968	8,722,673

		12,447,060

India — 7.5%
HDFC Bank Ltd.~	519,493	15,246,595
Housing Development Finance Corp. Ltd.	479,050	12,828,312

		28,074,907

Ireland — 8.5%
Accenture PLC, Class A	47,432	7,261,365
AIB Group PLC	1,230,514	8,120,353
DCC PLC	60,563	6,094,875
Paddy Power Betfair PLC	89,829	10,691,875

		32,168,468

Israel — 1.4%
Check Point Software Technologies Ltd.*	50,713	5,254,881

Japan — 5.2%
Daito Trust Construction Co., Ltd.	32,161	6,552,198
Keyence Corp.	6,600	3,686,967
Shimano, Inc.	41,200	5,791,015
Unicharm Corp.	137,000	3,557,493

		19,587,673

Mexico — 0.9%
Fomento Economico Mexicano S.A.B. de C.V. ADR	36,037	3,383,874

	Number of Shares	Value†

Netherlands — 5.6%
RELX N.V.	352,349	$8,098,516
Unilever N.V.	231,073	13,010,064

		21,108,580

South Africa — 1.8%
Naspers Ltd., N Shares	24,248	6,717,989

Spain — 5.2%
Aena SME S.A.144A @	41,093	8,316,353
Grifols S.A.	192,038	5,614,987
Industria de Diseno Textil S.A.	157,291	5,469,273

		19,400,613

Switzerland — 5.9%
Nestle S.A.	126,329	10,861,295
Roche Holding AG	27,695	7,002,830
UBS Group AG	237,330	4,360,407

		22,224,532

Taiwan — 2.1%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	198,892	7,886,068

United Kingdom — 13.4%
Aptiv PLC	43,431	3,684,252
British American Tobacco PLC	247,350	16,720,525
Diageo PLC	197,959	7,256,045
Domino’s Pizza Group PLC	1,486,396	6,922,947
Reckitt Benckiser Group PLC	127,837	11,926,333
Rentokil Initial PLC	876,659	3,755,743

		50,265,845

United States — 11.9%
Mastercard, Inc., Class A	79,736	12,068,841
Philip Morris International, Inc.	108,808	11,495,565
The Priceline Group, Inc.*	7,406	12,869,703
Visa, Inc., Class A	73,316	8,359,490

		44,793,599

TOTAL COMMON STOCKS (Cost $268,971,969)		360,872,804

SHORT-TERM INVESTMENTS — 4.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $15,359,229)	15,359,229	15,359,229

TOTAL INVESTMENTS — 100.1% (Cost $284,331,198)		$376,232,033

Other Assets & Liabilities — (0.1)%		(410,966)

TOTAL NET ASSETS — 100.0%		$375,821,067

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

International Equity Fund

144A @	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Agriculture	7.8%	$28,216,090
Apparel	1.4%	5,082,031
Auto Parts & Equipment	1.0%	3,684,252
Banks	7.7%	27,727,355
Beverages	6.7%	24,284,327
Biotechnology	1.0%	3,779,686
Building Materials	1.0%	3,724,387
Commercial Services	4.4%	15,824,584
Computers	3.3%	11,760,267
Cosmetics & Personal Care	5.7%	20,570,847
Diversified Financial Services	5.9%	21,187,802
Electronics	1.0%	3,686,967
Engineering & Construction	2.3%	8,316,353
Entertainment	3.0%	10,691,875
Food	3.0%	10,861,295
Food Service	1.1%	3,956,863
Healthcare Products	1.4%	5,046,147
Household Products & Wares	3.3%	11,926,333
Internet	7.9%	28,545,152
Leisure Time	1.6%	5,791,015
Media	4.1%	14,816,505
Oil & Gas	1.7%	6,094,875
Pharmaceuticals	3.5%	12,617,817
Real Estate	1.8%	6,552,198
Real Estate Investment Trusts	1.3%	4,573,510
Retail	6.7%	24,323,808
Semiconductors	2.2%	7,886,068
Software	6.1%	21,889,346
Transportation	2.1%	7,455,049

	100.0%	$360,872,804

Summary of inputs used to value the Fund’s investments as of 12/31/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Australia	$3,779,686	$—	$3,779,686	$—
Belgium	9,744,706	—	9,744,706	—
Brazil	3,899,702	3,899,702	—	—
Canada	27,298,429	27,298,429	—	—
China	15,675,449	10,941,718	4,733,731	—
France	27,160,743	—	27,160,743	—
Germany	12,447,060	—	12,447,060	—
India	28,074,907	—	28,074,907	—
Ireland	32,168,468	26,073,593	6,094,875	—
Israel	5,254,881	5,254,881	—	—
Japan	19,587,673	—	19,587,673	—
Mexico	3,383,874	3,383,874	—	—
Netherlands	21,108,580	—	21,108,580	—
South Africa	6,717,989	—	6,717,989	—
Spain	19,400,613	—	19,400,613	—
Switzerland	22,224,532	—	22,224,532	—
Taiwan	7,886,068	7,886,068	—	—
United Kingdom	50,265,845	3,684,252	46,581,593	—
United States	44,793,599	44,793,599	—	—

TOTAL COMMON STOCKS	360,872,804	133,216,116	227,656,688	—

SHORT-TERM INVESTMENTS	15,359,229	15,359,229	—	—

TOTAL INVESTMENTS	$376,232,033	$148,575,345	$227,656,688	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period.

An amount of $9,789,119 was transferred from Level 1 into Level 2 at 12/31/17 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets.

The Fund did not have any transfers in and transfers out of Level 3 fair value hierarchy during the reporting period.

An amount of $5,435,917 was transferred from Level 2 into Level 1 at 12/31/17 as a result of using quoted prices in active market for such foreign securities.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — 94.3%
Argentina — 3.2%
Banco Macro S.A. ADR	10,914	$1,264,714
Grupo Financiero Galicia S.A. ADR	22,176	1,460,290
MercadoLibre, Inc.	9,949	3,130,552

		5,855,556

Austria — 0.9%
Erste Group Bank AG	39,137	1,696,020

Brazil — 3.4%
B3 SA - Brasil Bolsa Balcao	217,462	1,493,408
BRF S.A.*	121,829	1,344,229
Lojas Renner S.A.	193,709	2,072,513
Petroleo Brasileiro S.A.*	270,574	1,379,339

		6,289,489

Chile — 1.2%
Banco Santander Chile	5,048,395	395,324
Banco Santander Chile ADR	6,348	198,502
S.A.C.I. Falabella	169,045	1,685,038

		2,278,864

China — 18.9%
AAC Technologies Holdings, Inc.	22,000	389,366
Alibaba Group Holding Ltd. ADR*	30,247	5,215,490
Bank of China Ltd., Class H	7,072,000	3,463,415
China Construction Bank Corp., Class H	3,365,930	3,098,516
China Pacific Insurance Group Co. Ltd., Class H	453,800	2,171,696
Ctrip.com International Ltd. ADR*	3,453	152,277
JD.com, Inc. ADR*	34,489	1,428,534
NetEase, Inc. ADR	2,115	729,823
New Oriental Education & Technology Group, Inc. ADR	12,559	1,180,546
PetroChina Co. Ltd., Class H	978,000	680,050
Shenzhou International Group Holdings Ltd.	130,000	1,235,620
Sogou, Inc. ADR*	43,717	505,806
TAL Education Group ADR	41,572	1,235,104
Tencent Holdings Ltd.	258,300	13,369,080

		34,855,323

Czech Republic — 0.8%
Komercni Banka, A.S.	36,393	1,561,532

Egypt — 0.6%
Commercial International Bank Egypt S.A.E	237,914	1,035,412

Germany — 0.7%
adidas AG	6,431	1,286,130

Hong Kong — 3.9%
AIA Group Ltd.	230,200	1,958,000
China Mengniu Dairy Co. Ltd.*	289,000	858,485
China Mobile Ltd.	88,000	889,860
China Overseas Land & Investment Ltd.	120,000	385,186
China Unicom Hong Kong Ltd.*	488,000	659,769
CSPC Pharmaceutical Group Ltd.	522,000	1,051,633
Sino Biopharmaceutical Ltd.	752,000	1,329,468

		7,132,401

	Number of Shares	Value†

Hungary — 1.2%
OTP Bank PLC	53,065	$2,191,639

India — 8.9%
Ashok Leyland Ltd.	999,758	1,862,850
Bharat Petroleum Corp. Ltd.	247,265	2,004,185
Housing Development Finance Corp. Ltd.	57,338	1,535,434
ICICI Bank Ltd.	168,764	827,124
ICICI Bank Ltd. ADR	59,800	581,854
IndusInd Bank Ltd.	72,912	1,881,175
Marico Ltd.	419,495	2,115,999
Maruti Suzuki India Ltd.	14,906	2,269,728
Shree Cement Ltd.	5,457	1,545,298
Zee Entertainment Enterprises Ltd.	196,555	1,789,472

		16,413,119

Indonesia — 4.9%
Astra International Tbk PT	2,446,600	1,494,458
Bank Mandiri Persero Tbk PT	3,132,600	1,844,652
Bumi Serpong Damai Tbk PT	5,564,500	697,229
Semen Indonesia Persero Tbk PT	1,738,700	1,268,703
Telekomunikasi Indonesia Persero Tbk PT	4,789,900	1,567,703
Unilever Indonesia Tbk PT	360,000	1,483,250
XL Axiata Tbk PT*	2,884,175	629,236

		8,985,231

Malaysia — 4.2%
Genting Malaysia Bhd	1,259,200	1,751,741
IHH Healthcare Bhd	1,210,100	1,751,691
Malayan Banking Bhd	612,901	1,483,269
Malaysia Airports Holdings Bhd	516,400	1,121,610
Sime Darby Bhd	681,800	371,875
Sime Darby Plantation Bhd*	681,800	1,010,823
Sime Darby Property Bhd*	681,800	299,877

		7,790,886

Mexico — 3.0%
Alsea S.A.B.de C.V.	230,087	752,895
Fomento Economico Mexicano S.A.B. de C.V. ADR	21,270	1,997,253
Grupo Financiero Banorte S.A.B. de C.V., Series O	516,812	2,836,848

		5,586,996

Pakistan — 0.5%
Lucky Cement Ltd.	3,250	15,239
United Bank Ltd.	488,300	829,857

		845,096

Panama — 0.7%
Copa Holdings S.A., Class A	9,785	1,311,777

Peru — 1.5%
Credicorp Ltd.	13,195	2,737,039

Philippines — 3.0%
Ayala Corp.	43,520	884,680
Ayala Land, Inc.	917,400	818,408
Metropolitan Bank & Trust Co.	1,045,533	2,121,208
SM Investments Corp.	88,690	1,758,876

		5,583,172

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Poland — 4.9%
Bank Zachodni WBK S.A.	14,225	$1,616,582
CCC S.A.	20,270	1,657,547
LPP S.A.	534	1,366,851
Powszechna Kasa Oszczednosci Bank Polski S.A.*	173,734	2,205,598
Powszechny Zaklad Ubezpieczen SA	183,466	2,219,145

		9,065,723

Portugal — 0.5%
Jeronimo Martins SGPS, S.A.	45,986	893,060

Russia — 5.0%
Gazprom PJSC ADR	306,242	1,346,208
Gazprom PJSC ADR	27,132	119,652
Mail.Ru Group Ltd. GDR*	23,300	658,225
MMC Norilsk Nickel PJSC ADR	41,644	777,069
MMC Norilsk Nickel PJSC ADR	54,943	1,038,972
Sberbank of Russia PJSC ADR	162,926	2,746,206
X5 Retail Group N.V. GDR*	35,785	1,351,599
Yandex NV, Class A*	35,522	1,163,346

		9,201,277

South Africa — 4.2%
AVI Ltd.	177,904	1,589,741
Capitec Bank Holdings Ltd.	19,584	1,737,923
Clicks Group Ltd.	74,841	1,095,652
Discovery Ltd.	71,940	1,081,716
Imperial Holdings Ltd.	32,901	695,245
Naspers Ltd., N Shares	5,239	1,451,482
Standard Bank Group Ltd.	6,887	108,439

		7,760,198

South Korea — 9.0%
CJ Corp.	7,009	1,186,697
Coway Co. Ltd.	10,308	939,360
Hanssem Co. Ltd.	3,712	623,397
Hugel, Inc*	2,194	1,142,617
Hyundai Development Co.	22,827	821,287
Hyundai Motor Co.	8,709	1,267,478
Korea Aerospace Industries Ltd.	21,925	971,639
Korea Electric Power Corp.*	32,712	1,162,794
Mando Corp.	3,974	1,145,576
NAVER Corp.	2,536	2,060,195
Samsung Electronics Co. Ltd.	2,242	5,326,793

		16,647,833

Switzerland — 0.3%
DKSH Holding AG	5,699	498,563

Taiwan — 7.6%
Advanced Semiconductor Engineering, Inc.	533,516	682,917
Advantech Co. Ltd.	71,497	505,190
Delta Electronics, Inc.	225,242	1,082,145
Hon Hai Precision Industry Co. Ltd.	309,140	982,938
Largan Precision Co. Ltd.	9,000	1,208,083
MediaTek, Inc.	85,000	835,533
Nanya Technology Corp.	275,000	699,986

	Number of Shares	Value†

Taiwan — (continued)
Nien Made Enterprise Co. Ltd	102,000	$1,086,634
President Chain Store Corp.	66,000	628,564
Taiwan Semiconductor Manufacturing Co. Ltd.	815,769	6,246,404

		13,958,394

United States — 1.3%
Samsonite International S.A.	528,900	2,430,292

TOTAL COMMON STOCKS (Cost $124,537,108)		173,891,022

PREFERRED STOCKS — 5.1%
Brazil — 3.9%
Banco Bradesco S.A.	268,654	2,741,533
Itau Unibanco Holding S.A.	234,311	3,007,736
Petroleo Brasileiro S.A.*	310,779	1,508,409

		7,257,678

South Korea — 1.2%
Samsung Electronics Co. Ltd.	1,133	2,206,418

TOTAL PREFERRED STOCKS (Cost $7,491,510)		9,464,096

SHORT-TERM INVESTMENTS — 1.8%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $3,250,343)	3,250,343	3,250,343

TOTAL INVESTMENTS — 101.2% (Cost $135,278,961)		$186,605,461

Other Assets & Liabilities — (1.2)%		(2,248,958)

TOTAL NET ASSETS — 100.0%		$184,356,503

†	See Security Valuation Note.
*	Non-income producing security.

GDR — Global Depository Receipt.

ADR — American Depository Receipt.

PLC — Public Limited Company.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Emerging Markets Equity Fund

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.3%	$498,563
Aerospace & Defense	0.6%	971,639
Agriculture	0.6%	1,010,823
Airlines	0.7%	1,311,777
Apparel	2.2%	3,888,601
Auto Manufacturers	3.1%	5,400,056
Auto Parts & Equipment	0.7%	1,145,576
Banks	22.0%	38,185,215
Beverages	1.1%	1,997,253
Biotechnology	0.7%	1,142,617
Building Materials	2.2%	3,915,874
Commercial Services	1.4%	2,415,650
Computers	0.3%	505,190
Diversified Financial Services	2.7%	4,766,765
Electric	0.7%	1,162,794
Electrical Components & Equipment	0.6%	1,082,145
Electronics	0.8%	1,372,304
Engineering & Construction	1.1%	1,942,897
Food	2.6%	4,447,373
Healthcare Services	1.0%	1,751,691
Holding Companies	2.2%	3,843,558
Home Furnishings	0.9%	1,562,757
Household Products & Wares	3.5%	6,029,541
Insurance	4.3%	7,430,557
Internet	15.9%	27,683,505
Lodging	1.0%	1,751,741
Media	1.9%	3,240,954
Mining	1.0%	1,816,041
Miscellaneous Manufacturing	0.7%	1,208,083
Oil & Gas	3.2%	5,529,434
Pharmaceuticals	1.4%	2,381,101
Real Estate	1.8%	3,085,380
Retail	6.4%	11,145,543
Semiconductors	7.9%	13,791,633
Software	0.4%	729,823
Telecommunications	2.1%	3,746,568

	100.0%	$173,891,022

Summary of inputs used to value the Fund’s investments as of 12/31/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Argentina	$5,855,556	$5,855,556	$—	$—
Austria	1,696,020	—	1,696,020	—
Brazil	6,289,489	6,289,489	—	—
Chile	2,278,864	2,278,864	—	—
China	34,349,517	9,941,774	24,407,743	—
Czech Republic	1,561,532	—	1,561,532	—
Egypt	1,035,412	—	1,035,412	—
Germany	1,286,130	—	1,286,130	—
Hong Kong	7,132,401	—	7,132,401	—
Hungary	2,191,639	—	2,191,639	—
India	16,413,119	2,127,152	14,285,967	—
Indonesia	8,985,231	4,078,418	4,906,813	—
Malaysia	6,480,186	2,873,351	3,606,835	—
Mexico	5,586,996	5,586,996	—	—
Morocco	1,310,700	1,310,700	—	—
Pakistan	845,096	15,239	829,857	—
Panama	1,311,777	1,311,777	—	—
Peru	2,737,039	2,737,039	—	—
Philippines	5,583,172	1,758,876	3,824,296	—
Poland	9,065,723	1,366,851	7,698,872	—
Portugal	893,060	—	893,060	—
Russia	9,201,277	4,331,794	4,869,483	—
Saudi Arabia	108,439	—	108,439	—
South Africa	6,570,043	4,423,316	2,146,727	—
South Korea	16,647,833	—	16,647,833	—
Switzerland	1,004,368	505,805	498,563	—
Taiwan	13,958,394	—	13,958,394	—
United States	3,512,009	2,430,293	1,081,716	—

TOTAL COMMON STOCKS	173,891,022	59,223,290	114,667,732	—

PREFERRED STOCKS	9,464,096	7,257,678	2,206,418	—
SHORT-TERM INVESTMENTS	3,250,343	3,250,343	—	—

TOTAL INVESTMENTS	$186,605,461	$69,731,311	$116,874,150	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period.

An amount of $8,624,363 was transferred from Level 2 into Level 1 at 12/31/17 as a result of using quoted prices in active market for such foreign securities. The Fund did not have any transfers in and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Real Estate Securities Fund

	Number of Shares	Value†
COMMON STOCKS — 2.4%
Entertainment — 1.2%
Red Rock Resorts, Inc., Class A	46,836	$1,580,247

Lodging — 1.2%
Hilton Worldwide Holdings, Inc.	21,210	1,693,830

TOTAL COMMON STOCKS (Cost $2,022,160)		3,274,077

REAL ESTATE INVESTMENT TRUSTS — 96.2%
Apartments — 18.9%
American Campus Communities, Inc.	21,235	871,272
Apartment Investment & Management Co., Class A	96,804	4,231,303
Camden Property Trust	29,816	2,744,861
Equity Residential	75,271	4,800,032
Essex Property Trust, Inc.	17,891	4,318,351
Invitation Homes, Inc.	87,464	2,061,526
UDR, Inc.	183,652	7,074,275

		26,101,620

Building & Real Estate — 0.8%
Agree Realty Corp.	21,566	1,109,355

Diversified — 15.2%
Cousins Properties, Inc.	282,427	2,612,450
Crown Castle International Corp.	45,135	5,010,436
Digital Realty Trust, Inc.	54,002	6,150,828
EPR Properties	30,804	2,016,430
Gaming and Leisure Properties, Inc.	50,357	1,863,209
Lamar Advertising Co., Class A	22,585	1,676,710
The GEO Group, Inc.	71,121	1,678,456

		21,008,519

Healthcare — 6.5%
HCP, Inc.	23,603	615,566
Healthcare Trust of America, Inc., Class A	144,749	4,348,260
Omega Healthcare Investors, Inc.	25,103	691,337
Physicians Realty Trust	76,353	1,373,590
Sabra Health Care REIT, Inc.	35,878	673,430
Welltower, Inc.	20,642	1,316,340

		9,018,523

Hotels & Resorts — 5.9%
Apple Hospitality REIT, Inc.	85,376	1,674,223
Host Hotels & Resorts, Inc.	171,455	3,403,382
Park Hotels & Resorts, Inc.	36,704	1,055,240
RLJ Lodging Trust	89,411	1,964,360

		8,097,205

Industrial — 6.8%
CyrusOne, Inc.	26,845	1,598,083
Gramercy Property Trust	63,351	1,688,937
Prologis, Inc.	93,219	6,013,558

		9,300,578

Manufactured Homes — 3.8%
Equity LifeStyle Properties, Inc.	17,390	1,548,058
Sun Communities, Inc.	39,968	3,708,231

		5,256,289

	Number of Shares	Value†

Office Property — 12.9%
Alexandria Real Estate Equities, Inc.	8,714	$1,137,961
Boston Properties, Inc.	28,866	3,753,446
Corporate Office Properties Trust	18,041	526,797
Douglas Emmett, Inc.	82,741	3,397,346
Empire State Realty Trust, Inc., Class A	93,515	1,919,863
Highwoods Properties, Inc.	13,989	712,180
Hudson Pacific Properties, Inc.	61,732	2,114,321
Kilroy Realty Corp.	56,066	4,185,327
SL Green Realty Corp.	986	99,517

		17,846,758

Regional Malls — 7.6%
GGP, Inc.	141,351	3,306,200
Simon Property Group, Inc.	41,429	7,115,016

		10,421,216

Storage & Warehousing — 6.6%
Extra Space Storage, Inc.	66,260	5,794,437
Life Storage, Inc.	36,454	3,246,958

		9,041,395

Strip Centers — 5.9%
DDR Corp.	13,457	120,575
Regency Centers Corp.	41,091	2,842,675
Urban Edge Properties	84,660	2,157,983
Weingarten Realty Investors	92,435	3,038,339

		8,159,572

Telecommunications — 5.3%
Equinix, Inc.	16,169	7,328,114

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $120,817,037)		132,689,144

SHORT-TERM INVESTMENTS — 0.7%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $947,971)	947,971	947,971

TOTAL INVESTMENTS — 99.3% (Cost $123,787,167)		$136,911,192

Other Assets & Liabilities — 0.7%		930,934

TOTAL NET ASSETS — 100.0%		$137,842,126

†	See Security Valuation Note.
*	Non-income producing security.

REIT — Real Estate Investment Trust.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Real Estate Securities Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$3,274,077	$3,274,077	$—	$—
REAL ESTATE INVESTMENT TRUSTS	132,689,144	132,689,144	—	—
SHORT-TERM INVESTMENTS	947,971	947,971	—	—

TOTAL INVESTMENTS	$136,911,192	$136,911,192	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Aggressive Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 55.7%
Penn Series Flexibly Managed Fund*	42,806	$2,239,159
Penn Series Index 500 Fund*	136,513	2,985,546
Penn Series Large Cap Growth Fund*	125,937	2,239,159
Penn Series Large Cap Value Fund*	157,632	4,478,319
Penn Series Large Core Value Fund*	400,422	7,463,864
Penn Series Large Growth Stock Fund*	18,438	746,386
Penn Series Mid Cap Growth Fund*	78,733	1,492,773
Penn Series Mid Cap Value Fund*	140,035	3,731,932
Penn Series Mid Core Value Fund*	155,109	3,731,932
Penn Series Real Estate Securities Fund*	104,292	2,239,159
Penn Series Small Cap Growth Fund*	57,710	2,239,159
Penn Series Small Cap Index Fund*	32,650	746,387
Penn Series Small Cap Value Fund*	60,338	2,239,159
Penn Series SMID Cap Growth Fund*	56,587	1,492,773
Penn Series SMID Cap Value Fund*	133,761	3,731,932

TOTAL AFFILIATED EQUITY FUNDS (Cost $29,124,281)		41,797,639

AFFILIATED FIXED INCOME FUNDS — 8.9%
Penn Series High Yield Bond Fund*	113,260	1,492,773
Penn Series Limited Maturity Bond Fund*	246,943	2,985,546
Penn Series Quality Bond Fund*	152,635	2,240,685

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $6,518,034)		6,719,004

AFFILIATED INTERNATIONAL EQUITY FUNDS — 34.8%
Penn Series Developed International Index Fund*	524,885	7,463,864
Penn Series Emerging Markets Equity Fund*	594,946	8,210,251
Penn Series International Equity Fund*	345,321	10,449,410

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $19,293,064)		26,123,525

SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $294,616)	294,616	294,616

TOTAL INVESTMENTS — 99.8% (Cost $55,229,995)		$74,934,784

Other Assets & Liabilities — 0.2%		144,404

TOTAL NET ASSETS — 100.0%		$75,079,188

*	Non-income producing security.
†	See Security Valuation Note.

Summary of inputs used to value the Fund’s investments as of 12/31/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$41,797,639	$41,797,639	$—	$—
AFFILIATED FIXED INCOME FUNDS	6,719,004	6,719,004	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	26,123,525	26,123,525	—	—
SHORT-TERM INVESTMENTS	294,616	294,616	—	—

TOTAL INVESTMENTS	$74,934,784	$74,934,784	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Moderately Aggressive Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 54.8%
Penn Series Flexibly Managed Fund*	304,767	$15,942,362
Penn Series Index 500 Fund*	485,974	10,628,242
Penn Series Large Cap Growth Fund*	448,323	7,971,181
Penn Series Large Cap Value Fund*	561,153	15,942,362
Penn Series Large Core Value Fund*	1,425,462	26,570,604
Penn Series Large Growth Stock Fund*	65,639	2,657,060
Penn Series Mid Cap Growth Fund*	280,281	5,314,121
Penn Series Mid Cap Value Fund*	398,808	10,628,242
Penn Series Mid Core Value Fund*	441,739	10,628,242
Penn Series Real Estate Securities Fund*	371,271	7,971,181
Penn Series Small Cap Growth Fund*	136,962	5,314,121
Penn Series Small Cap Index Fund*	232,464	5,314,121
Penn Series Small Cap Value Fund*	214,799	7,971,181
Penn Series SMID Cap Growth Fund*	100,723	2,657,060
Penn Series SMID Cap Value Fund*	380,941	10,628,242

TOTAL AFFILIATED EQUITY FUNDS (Cost $92,273,642)		146,138,322

AFFILIATED FIXED INCOME FUNDS — 17.9%
Penn Series High Yield Bond Fund*	403,196	5,314,121
Penn Series Limited Maturity Bond Fund*	1,758,187	21,256,483
Penn Series Quality Bond Fund*	1,448,976	21,270,973

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $44,587,264)		47,841,577

AFFILIATED INTERNATIONAL EQUITY FUNDS — 26.9%
Penn Series Developed International Index Fund*	1,307,976	18,599,423
Penn Series Emerging Markets Equity Fund*	1,540,325	21,256,483
Penn Series International Equity Fund*	1,053,692	31,884,725

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $50,449,927)		71,740,631

SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,033,518)	1,033,518	1,033,518

TOTAL INVESTMENTS — 100.0% (Cost $188,344,351)		$266,754,048

Other Assets & Liabilities — 0.0%		(55,353)

TOTAL NET ASSETS — 100.0%		$266,698,695

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$146,138,322	$146,138,322	$—	$—
AFFILIATED FIXED INCOME FUNDS	47,841,577	47,841,577	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	71,740,631	71,740,631	—	—
SHORT-TERM INVESTMENTS	1,033,518	1,033,518	—	—

TOTAL INVESTMENTS	$266,754,048	$266,754,048	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Moderate Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 43.0%
Penn Series Flexibly Managed Fund*	392,789	$20,546,801
Penn Series Index 500 Fund*	469,749	10,273,401
Penn Series Large Cap Growth Fund*	385,204	6,848,934
Penn Series Large Cap Value Fund*	361,612	10,273,400
Penn Series Large Core Value Fund*	1,286,012	23,971,268
Penn Series Large Growth Stock Fund*	84,597	3,424,467
Penn Series Mid Cap Growth Fund*	361,231	6,848,934
Penn Series Mid Cap Value Fund*	385,493	10,273,400
Penn Series Mid Core Value Fund*	711,651	17,122,334
Penn Series Real Estate Securities Fund*	319,000	6,848,934
Penn Series Small Cap Growth Fund*	88,259	3,424,467
Penn Series Small Cap Index Fund*	299,603	6,848,934
Penn Series Small Cap Value Fund*	276,836	10,273,400
Penn Series SMID Cap Growth Fund*	129,813	3,424,467
Penn Series SMID Cap Value Fund*	245,482	6,848,934

TOTAL AFFILIATED EQUITY FUNDS (Cost $90,309,503)		147,252,075

AFFILIATED FIXED INCOME FUNDS — 38.0%
Penn Series High Yield Bond Fund*	779,469	10,273,401
Penn Series Limited Maturity Bond Fund*	3,398,975	41,093,602
Penn Series Quality Bond Fund*	5,368,966	78,816,427

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $117,664,587)		130,183,430

AFFILIATED INTERNATIONAL EQUITY FUNDS — 19.0%
Penn Series Developed International Index Fund*	1,204,102	17,122,334
Penn Series Emerging Markets Equity Fund*	1,240,749	17,122,334
Penn Series International Equity Fund*	1,018,513	30,820,202

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $42,708,004)		65,064,870

SHORT-TERM INVESTMENTS — 0.0%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $53,970)	53,970	53,970

TOTAL INVESTMENTS — 100.0% (Cost $250,736,064)		$342,554,345

Other Assets & Liabilities — 0.0%		101,730

TOTAL NET ASSETS — 100.0%		$342,656,075

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$147,252,075	$147,252,075	$—	$—
AFFILIATED FIXED INCOME FUNDS	130,183,430	130,183,430	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	65,064,870	65,064,870	—	—
SHORT-TERM INVESTMENTS	53,970	53,970	—	—

TOTAL INVESTMENTS	$342,554,345	$342,554,345	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Moderately Conservative Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 31.7%
Penn Series Flexibly Managed Fund*	149,217	$7,805,532
Penn Series Index 500 Fund*	89,226	1,951,383
Penn Series Large Cap Growth Fund*	109,752	1,951,383
Penn Series Large Cap Value Fund*	103,030	2,927,074
Penn Series Large Core Value Fund*	366,408	6,829,840
Penn Series Mid Cap Value Fund*	73,223	1,951,383
Penn Series Mid Core Value Fund*	81,105	1,951,383
Penn Series Real Estate Securities Fund*	90,889	1,951,383
Penn Series Small Cap Index Fund*	42,681	975,691
Penn Series Small Cap Value Fund*	52,584	1,951,383
Penn Series SMID Cap Value Fund*	34,971	975,691

TOTAL AFFILIATED EQUITY FUNDS (Cost $20,698,081)		31,222,126

AFFILIATED FIXED INCOME FUNDS — 56.6%
Penn Series High Yield Bond Fund*	222,085	2,927,074
Penn Series Limited Maturity Bond Fund*	1,775,452	21,465,211
Penn Series Quality Bond Fund*	2,128,298	31,243,409

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $49,914,031)		55,635,694

AFFILIATED INTERNATIONAL EQUITY FUNDS — 10.9%
Penn Series Developed International Index Fund*	205,842	2,927,074
Penn Series Emerging Markets Equity Fund*	141,405	1,951,383
Penn Series International Equity Fund*	193,462	5,854,149

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $7,331,853)		10,732,606

SHORT-TERM INVESTMENTS — 0.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $873,226)	873,226	873,226

TOTAL INVESTMENTS — 100.1% (Cost $78,817,191)		$98,463,652

Other Assets & Liabilities — (0.1)%		(49,281)

TOTAL NET ASSETS — 100.0%		$98,414,371

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$31,222,126	$31,222,126	$—	$—
AFFILIATED FIXED INCOME FUNDS	55,635,694	55,635,694	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	10,732,606	10,732,606	—	—
SHORT-TERM INVESTMENTS	873,226	873,226	—	—

TOTAL INVESTMENTS	$98,463,652	$98,463,652	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2017

Conservative Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 18.8%
Penn Series Flexibly Managed Fund*	88,555	$4,632,308
Penn Series Index 500 Fund*	26,476	579,038
Penn Series Large Cap Value Fund*	20,382	579,039
Penn Series Large Core Value Fund*	155,321	2,895,192
Penn Series Mid Cap Value Fund*	21,728	579,038
Penn Series Mid Core Value Fund*	48,133	1,158,077
Penn Series Real Estate Securities Fund*	26,970	579,038

TOTAL AFFILIATED EQUITY FUNDS (Cost $8,310,600)		11,001,730

AFFILIATED FIXED INCOME FUNDS — 76.0%
Penn Series High Yield Bond Fund*	131,799	1,737,116
Penn Series Limited Maturity Bond Fund*	1,532,608	18,529,230
Penn Series Quality Bond Fund*	1,657,779	24,336,192

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $40,626,311)		44,602,538

AFFILIATED INTERNATIONAL EQUITY FUNDS — 3.9%
Penn Series Developed International Index Fund*	81,440	1,158,077
Penn Series International Equity Fund*	38,271	1,158,077

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $1,858,250)		2,316,154

SHORT-TERM INVESTMENTS — 1.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $736,112)	736,112	736,112

TOTAL INVESTMENTS — 100.0% (Cost $51,531,273)		$58,656,534

Other Assets & Liabilities — 0.0%		2,956

TOTAL NET ASSETS — 100.0%		$58,659,490

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2017 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$11,001,730	$11,001,730	$—	$—
AFFILIATED FIXED INCOME FUNDS	44,602,538	44,602,538	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	2,316,154	2,316,154	—	—
SHORT-TERM INVESTMENTS	736,112	736,112	—	—

TOTAL INVESTMENTS	$58,656,534	$58,656,534	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2017

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund

ASSETS
Investments at value	$83,516,706	$204,542,674	$510,435,566	$168,779,091
Foreign currency, at value	—	—	—	8,639
Cash	—	—	—	9,849
Initial margin held by broker for open futures	—	115,604	—	—
Interest, dividends and reclaims receivable	174,103	1,429,685	3,609,692	2,722,290
Receivable for investment securities sold	8,000,000	—	3,088,450	245,579
Receivable for capital stock sold	—	23,388,457	1,153,361	515,669
Net unrealized appreciation of forward foreign currency contracts	—	—	—	12,660
Futures variation margin receivable	—	17,500	34,609	—
Other assets	3,181	5,876	15,591	5,132

Total Assets	91,693,990	229,499,796	518,337,269	172,298,909

LIABILITIES
Payable for investment securities purchased	—	—	15,035,938	523,218
Payable for capital stock redeemed	—	122,593	17,266,211	46,163
Future variation margin payable	—	1,875	—	—
Payable to investment adviser (See Note 3)	75,311	80,640	188,491	81,335
Payable to the administrator (See Note 3)	7,300	15,811	38,397	13,024
Net unrealized depreciation of forward foreign currency contracts	—	—	—	58,405
Other liabilities	44,876	94,680	210,036	109,970

Total Liabilities	127,487	315,599	32,739,073	832,115

NET ASSETS	$91,566,503	$229,184,197	$485,598,196	$171,466,794

Investments at cost	83,516,706	205,330,125	506,190,846	164,804,597
Foreign currency, at cost	—	—	—	8,588

COMPONENTS OF NET ASSETS:
Paid-in Capital	$91,566,513	$230,725,132	$481,424,471	$175,136,816
Undistributed net investment income (loss)	—	—	—	(14,179)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(10)	(630,704)	(253,495)	(7,585,677)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	—	(910,231)	4,427,220	3,929,834

NET ASSETS	$91,566,503	$229,184,197	$485,598,196	$171,466,794

Shares outstanding, $0.10 par value, 500 million shares authorized	91,550,240

Shares outstanding, $0.10 par value, 250 million shares authorized			33,085,367	13,005,148

Shares outstanding, $0.0001 par value, 250 million shares authorized		18,961,824

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$1.00	$12.09	$14.68	$13.18

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2017

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund

ASSETS
Investments of affiliated issuers at value	$—	$84,091,534	$—	$—
Investments of unaffiliated issuers at value	3,932,992,199	162,735	307,305,972	59,105,122
Cash	65,643	—	—	500
Interest, dividends and reclaims receivable	11,775,499	—	145,941	47,768
Receivable for investment securities sold	13,478,887	1,210,853	103,775	—
Receivable for capital stock sold	341,331	122,804	72,537	—
Other assets	107,262	2,354	8,376	1,487

Total Assets	3,958,760,821	85,590,280	307,636,601	59,154,877

LIABILITIES
Call options written, at value	39,847,984	—	—	—
Payable for investment securities purchased	15,615,551	1,149,834	—	—
Payable for capital stock redeemed	1,011,898	2,084	157,686	700,026
Payable to investment adviser (See Note 3)	2,307,227	—	186,746	27,554
Payable to the administrator (See Note 3)	292,763	6,297	23,188	4,375
Other liabilities	1,388,569	28,612	137,726	34,195

Total Liabilities	60,463,992	1,186,827	505,346	766,150

NET ASSETS	$3,898,296,829	$84,403,453	$307,131,255	$58,388,727

Investments of affiliated issuers at cost	—	47,993,782	—	—
Investments of unaffiliated issuers at cost	3,407,535,592	162,735	220,683,654	44,697,603
Call options written, premiums received	(11,085,568)	—	—	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$3,409,658,961	$50,853,414	$221,389,979	$44,195,773
Undistributed net investment income (loss)	(26,835)	—	(280,191)	(50,961)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(8,018,204)	(2,547,713)	(600,413)	(163,847)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	496,682,907	36,097,752	86,621,880	14,407,762

NET ASSETS	$3,898,296,829	$84,403,453	$307,131,255	$58,388,727

Shares outstanding, $0.10 par value, 250 million shares authorized	74,526,056		7,588,080

Shares outstanding, $0.0001 par value, 250 million shares authorized		4,195,916		3,283,533

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$52.31	$20.12	$40.48	$17.78

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2017

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund

ASSETS
Investments at value	$124,656,632	$201,637,563	$218,400,452	$486,942,608
Foreign currency, at value	600	—	—	—
Interest, dividends and reclaims receivable	44,271	173,345	254,941	492,587
Receivable for investment securities sold	—	—	—	687,096
Receivable for capital stock sold	5,979	34,778	52,212	4,120
Other assets	3,323	5,885	5,959	13,135

Total Assets	124,710,805	201,851,571	218,713,564	488,139,546

LIABILITIES
Payable for capital stock redeemed	84,365	419,754	2,277,968	2,093,131
Future variation margin payable	—	—	—	10,670
Payable to investment adviser (See Note 3)	63,344	113,680	122,743	53,429
Payable to the administrator (See Note 3)	9,172	14,985	16,057	36,039
Other liabilities	60,664	84,648	82,990	196,451

Total Liabilities	217,545	633,067	2,499,758	2,389,720

NET ASSETS	$124,493,260	$201,218,504	$216,213,806	$485,749,826

Investments at cost	103,870,828	151,248,857	192,376,993	231,602,694
Foreign currency, at cost	587	—	—	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$103,717,031	$152,395,065	$190,569,673	$238,388,319
Undistributed net investment income (loss)	—	(1,343,191)	(15,678)	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(9,971)	(222,076)	(363,648)	(8,015,526)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	20,786,200	50,388,706	26,023,459	255,377,033

NET ASSETS	$124,493,260	$201,218,504	$216,213,806	$485,749,826

Shares outstanding, $0.10 par value, 250 million shares authorized		7,081,870

Shares outstanding, $0.0001 par value, 250 million shares authorized	5,744,839		11,596,711	22,211,988

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$21.67	$28.41	$18.64	$21.87

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2017

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund

ASSETS
Investments at value	$121,477,071	$178,771,313	$99,215,612	$65,032,673
Cash	—	—	500	—
Interest, dividends and reclaims receivable	110,326	400,923	223,838	7,671
Receivable for investment securities sold	296,897	—	3,157,234	—
Receivable for capital stock sold	10,702	1,709,780	85,382	—
Net unrealized appreciation of forward foreign currency contracts	—	—	1,089	—
Other assets	3,268	5,096	2,773	1,703

Total Assets	121,898,264	180,887,112	102,686,428	65,042,047

LIABILITIES
Call options written, at value	20,224	—	—	—
Payable for investment securities purchased	—	—	3,118,767	47,751
Payable for capital stock redeemed	453,531	20,225	386,151	130,302
Payable to investment adviser (See Note 3)	72,330	82,795	60,585	40,853
Payable to the administrator (See Note 3)	8,983	13,315	7,398	4,793
Net unrealized depreciation of forward foreign currency contracts	—	—	52,281	—
Other liabilities	54,709	74,621	50,174	35,327

Total Liabilities	609,777	190,956	3,675,356	259,026

NET ASSETS	$121,288,487	$180,696,156	$99,011,072	$64,783,021

Investments at cost	94,000,369	139,936,391	86,226,229	54,842,139
Call options written, premiums received	(13,827)	—	—	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$94,268,912	$143,382,219	$87,104,636	$54,656,738
Undistributed net investment income (loss)	(12,283)	(756,185)	11,280	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(438,530)	(764,800)	(1,043,231)	(64,251)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	27,470,388	38,834,922	12,938,387	10,190,534

NET ASSETS	$121,288,487	$180,696,156	$99,011,072	$64,783,021

Shares outstanding, $0.0001 par value, 250 million shares authorized	6,396,121	6,781,515	4,114,817	2,455,855

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$18.96	$26.65	$24.06	$26.38

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2017

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund

ASSETS
Investments at value	$85,904,074	$102,462,774	$262,376,181	$81,662,817
Cash	—	—	—	7
Interest, dividends and reclaims receivable	90,577	25,205	507,797	113,413
Receivable for investment securities sold	—	—	243,425	—
Receivable for capital stock sold	7,738	40,437	109,558	65,414
Other assets	2,255	2,762	7,063	2,150

Total Assets	86,004,644	102,531,178	263,244,024	81,843,801

LIABILITIES
Payable for investment securities purchased	99,174	—	98,123	80,798
Payable for capital stock redeemed	476,589	31,492	124,819	26,281
Future variation margin payable	—	—	—	16,375
Payable to investment adviser (See Note 3)	60,808	63,968	159,039	20,728
Payable to the administrator (See Note 3)	6,268	7,673	19,556	6,058
Other liabilities	38,793	48,173	114,367	55,435

Total Liabilities	681,632	151,306	515,904	205,675

NET ASSETS	$85,323,012	$102,379,872	$262,728,120	$81,638,126

Investments at cost	68,258,562	72,508,652	205,805,176	56,978,530

COMPONENTS OF NET ASSETS:
Paid-in Capital	$67,750,761	$72,583,714	$206,859,791	$57,197,718
Undistributed net investment income (loss)	—	(209)	—	(24,066)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(73,261)	(158,159)	(702,676)	(251,411)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	17,645,512	29,954,526	56,571,005	24,715,885

NET ASSETS	$85,323,012	$102,379,872	$262,728,120	$81,638,126

Shares outstanding, $0.10 par value, 250 million shares authorized		2,638,801	7,079,294

Shares outstanding, $0.0001 par value, 250 million shares authorized	3,058,204			3,571,152

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$27.90	$38.80	$37.11	$22.86

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2017

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund

ASSETS
Investments at value	$115,940,023	$376,232,033	$186,605,461	$136,911,192
Foreign currency, at value	577,327	—	115,709	—
Initial margin held by broker for open futures	100,715	—	—	—
Interest, dividends and reclaims receivable	450,882	1,475,572	302,580	500,354
Receivable for investment securities sold	—	485,846	175,659	741,364
Receivable for capital stock sold	192,804	3,637	580	130,370
Futures variation margin receivable	140	—	—	—
Other assets	3,113	10,761	4,865	4,117

Total Assets	117,265,004	378,207,849	187,204,854	138,287,397

LIABILITIES
Payable for foreign currency	—	214	—	—
Payable for investment securities purchased	—	971,568	6,458	251,265
Payable for capital stock redeemed	185,077	927,380	2,401,141	38,409
Payable to investment adviser (See Note 3)	29,445	270,782	142,551	82,161
Payable to the administrator (See Note 3)	8,646	28,169	13,856	10,506
Deferred Indian capital gains tax	—	—	91,078	—
Other liabilities	111,423	188,669	193,267	62,930

Total Liabilities	334,591	2,386,782	2,848,351	445,271

NET ASSETS	$116,930,413	$375,821,067	$184,356,503	$137,842,126

Investments at cost	84,636,693	284,331,198	135,278,961	123,787,167
Foreign currency, at cost	573,923	(202)	115,717	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$87,765,046	$286,668,510	$134,510,778	$125,516,662
Undistributed net investment income (loss)	(1,272,653)	(2,607,509)	(38)	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(909,049)	(143,700)	(1,369,369)	(798,561)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	31,347,069	91,903,766	51,215,132	13,124,025

NET ASSETS	$116,930,413	$375,821,067	$184,356,503	$137,842,126

Shares outstanding, $0.10 par value, 250 million shares authorized		12,419,378

Shares outstanding, $0.0001 par value, 250 million shares authorized	8,222,854		13,363,587	6,421,275

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$14.22	$30.26	$13.80	$21.47

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2017

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$74,640,168	$265,720,530	$342,500,375	$97,590,426
Investments of unaffiliated issuers at value	294,616	1,033,518	53,970	873,226
Receivable for investment securities sold	1,198,603	6,760,887	11,953,939	4,389,824
Receivable for capital stock sold	98,710	—	—	—
Other assets	1,962	7,390	10,024	2,949

Total Assets	76,234,059	273,522,325	354,518,308	102,856,425

LIABILITIES
Payable for investment securities purchased	1,116,889	6,672,139	11,588,958	4,366,304
Payable for capital stock redeemed	1	19,247	102,555	24,772
Payable to investment adviser (See Note 3)	7,571	26,525	33,641	10,029
Payable to the administrator (See Note 3)	5,484	19,967	25,766	7,465
Other liabilities	24,926	85,752	111,313	33,484

Total Liabilities	1,154,871	6,823,630	11,862,233	4,442,054

NET ASSETS	$75,079,188	$266,698,695	$342,656,075	$98,414,371

Investments of affiliated issuers at cost	54,935,379	187,310,833	250,682,094	77,943,965
Investments of unaffiliated issuers at cost	294,616	1,033,518	53,970	873,226

COMPONENTS OF NET ASSETS:
Paid-in Capital	$55,672,232	$189,149,630	$251,811,704	$79,014,943
Undistributed net investment income (loss)	—	—	—	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(297,833)	(860,632)	(973,910)	(247,033)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	19,704,789	78,409,697	91,818,281	19,646,461

NET ASSETS	$75,079,188	$266,698,695	$342,656,075	$98,414,371

Shares outstanding, $0.0001 par value, 250 million shares authorized	3,910,097	13,564,747	19,571,350	6,205,804

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$19.20	$19.66	$17.51	$15.86

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2017

Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$57,920,422
Investments of unaffiliated issuers at value	736,112
Receivable for investment securities sold	2,593,954
Other assets	1,786

Total Assets	61,252,274

LIABILITIES
Payable for investment securities purchased	2,556,619
Payable for capital stock redeemed	4,544
Payable to investment adviser (See Note 3)	5,947
Payable to the administrator (See Note 3)	4,453
Other liabilities	21,221

Total Liabilities	2,592,784

NET ASSETS	$58,659,490

Investments of affiliated issuers at cost	50,795,161
Investments at cost	736,112

COMPONENTS OF NET ASSETS:
Paid-in Capital	$51,613,442
Undistributed net investment income (loss)	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(79,213)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	7,125,261

NET ASSETS	$58,659,490

Shares outstanding, $0.0001 par value, 250 million shares authorized	4,136,154

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$14.18

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

S tatements of Operations

For The Year Ended December 31, 2017

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
INVESTMENT INCOME:
Dividends	$40,958	$17,540	$61,112	$161,132
Interest	834,457	5,597,127	15,898,760	10,555,179
Foreign tax withheld	—	—	—	(12,207)

Total Investment Income	875,415	5,614,667	15,959,872	10,704,104

EXPENSES
Investment advisory fees (See Note 3)	335,797	961,964	2,244,018	957,982
Shareholder servicing fees (See Note 3)	91,581	188,584	457,655	153,962
Administration fees (See Note 3)	30,727	62,861	152,552	51,320
Accounting fees (See Note 3)	70,468	124,769	232,552	105,534
Director fees and expenses	5,085	10,220	24,812	8,316
Custodian fees and expenses	7,135	14,668	35,595	17,513
Pricing fees	9,567	23,971	27,709	63,277
Professional fees	8,742	23,235	58,693	24,710
Printing fees	7,710	16,381	37,322	12,791
Recaptured advisory fee (See Note 3)	268,717	—	—	—
Other expenses	34,880	42,321	83,089	84,190

Total Expenses	870,409	1,468,974	3,353,997	1,479,595
Less: Waivers and reimbursement from advisor (See Note 3)	5,100	—	—	—

Net Expenses	865,309	1,468,974	3,353,997	1,479,595

Net investment income (loss)	10,106	4,145,693	12,605,875	9,224,509

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	(10)	243,727	1,851,434	3,799,369
Net realized gain (loss) on futures contracts	—	(295,639)	170,808	—
Net realized foreign currency exchange gain (loss)	—	—	—	(393,327)
Net realized gain (loss) on forward foreign currency contracts	—	—	—	(581,989)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	—	(593,260)	8,132,297	20,104
Change in net unrealized appreciation (depreciation) of forward foreign currency contracts	—	—	—	(52,033)
Change in net unrealized appreciation (depreciation) of futures contracts	—	(107,155)	168,398	—

Net Gain (Loss) on Investment Securities and Foreign Currency	(10)	(752,327)	10,322,937	2,792,124

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,096	$3,393,366	$22,928,812	$12,016,633

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund
INVESTMENT INCOME:
Dividends	$42,069,997	$1,567	$2,595,346	$696,600
Interest	31,406,145	—	—	2,693
Foreign tax withheld	(336,036)	—	(3,783)	(15,901)

Total Investment Income	73,140,106	1,567	2,591,563	683,392

EXPENSES
Investment advisory fees (See Note 3)	26,063,355	—	2,086,548	283,955
Shareholder servicing fees (See Note 3)	3,370,150	73,067	262,926	46,466
Administration fees (See Note 3)	1,123,383	24,356	87,642	15,489
Accounting fees (See Note 3)	888,922	12,000	165,693	36,140
Director fees and expenses	179,903	3,914	13,895	2,459
Custodian fees and expenses	295,558	5,683	22,520	4,170
Pricing fees	34,683	2,708	8,386	6,795
Professional fees	412,434	8,497	31,199	5,400
Printing fees	284,279	6,144	22,197	3,684
Recaptured administration fee (See Note 3)	—	—	—	760
Other expenses	574,829	16,856	111,618	54,546

Total Expenses	33,227,496	153,225	2,812,624	459,864

Net investment income (loss)	39,912,610	(151,658)	(221,061)	223,528

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	264,534,393	6,445,348	52,300,511	3,296,050
Net realized gain (loss) on written options	6,796,201	—	—	—
Net realized foreign currency exchange gain (loss)	72,674	—	1,593	568
Change in net unrealized appreciation (depreciation) of investments and foreign currency	239,631,557	4,529,226	29,728,337	9,067,622
Change in net unrealized appreciation (depreciation) of written options	(28,857,557)	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	482,177,268	10,974,574	82,030,441	12,364,240

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$522,089,878	$10,822,916	$81,809,380	$12,587,768

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations

For The Year Ended December 31, 2017

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund

INVESTMENT INCOME:
Dividends	$797,179	$5,033,844	$4,613,994	$9,178,828
Interest	—	—	—	1,970
Foreign tax withheld	(12,180)	(20,770)	(1,268)	—

Total Investment Income	784,999	5,013,074	4,612,726	9,180,798

EXPENSES
Investment advisory fees (See Note 3)	686,484	1,351,526	1,313,046	595,901
Shareholder servicing fees (See Note 3)	102,973	182,980	177,652	413,176
Administration fees (See Note 3)	34,324	60,994	59,217	137,725
Accounting fees (See Note 3)	77,207	121,656	118,696	217,725
Director fees and expenses	5,434	9,810	9,522	22,005
Custodian fees and expenses	8,009	14,232	13,817	32,136
Pricing fees	3,536	7,167	4,086	12,371
Professional fees	12,520	21,552	15,076	48,373
Printing fees	12,516	15,736	14,546	34,966
Other expenses	44,305	39,228	46,456	117,085

Total Expenses	987,308	1,824,881	1,772,114	1,631,463

Net investment income (loss)	(202,309)	3,188,193	2,840,612	7,549,335

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	17,286,080	11,794,859	20,426,776	16,561,274
Net realized gain (loss) on futures contracts	—	—	—	628,298
Net realized foreign currency exchange gain (loss)	24,359	—	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	15,012,269	12,676,112	5,464,228	64,387,009
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	59,911

Net Gain (Loss) on Investment Securities and Foreign Currency	32,322,708	24,470,971	25,891,004	81,636,492

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$32,120,399	$27,659,164	$28,731,616	$89,185,827

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund
INVESTMENT INCOME:
Dividends	$855,782	$2,836,735	$2,410,450	$346,523
Foreign tax withheld	—	(13,204)	(27,734)	—

Total Investment Income	855,782	2,823,531	2,382,716	346,523

EXPENSES
Investment advisory fees (See Note 3)	789,645	965,506	687,583	451,816
Shareholder servicing fees (See Note 3)	101,526	157,992	85,948	54,218
Administration fees (See Note 3)	33,842	52,664	28,649	18,073
Accounting fees (See Note 3)	76,403	107,773	66,848	42,169
Director fees and expenses	5,373	8,495	4,634	2,849
Custodian fees and expenses	7,896	12,288	8,163	4,217
Pricing fees	5,566	5,006	6,293	4,458
Professional fees	12,081	19,239	10,850	6,504
Printing fees	8,495	13,434	7,358	6,656
Recaptured advisory fees (See Note 3)	—	—	—	3,213
Other expenses	41,805	32,798	65,434	36,613

Total Expenses	1,082,632	1,375,195	971,760	630,786

Net investment income (loss)	(226,850)	1,448,336	1,410,956	(284,263)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	3,025,856	19,941,327	9,955,899	5,283,529
Net realized gain (loss) on written options	88,583	—	—	—
Net realized foreign currency exchange gain (loss)	488	—	532	—
Net realized gain (loss) on forward foreign currency contracts	—	—	(112,874)	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	24,110,350	6,769,115	(663,762)	9,369,546
Change in net unrealized appreciation (depreciation) of forward foreign currency contracts	—	—	(35,789)	—
Change in net unrealized appreciation (depreciation) of written options	(6,397)	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	27,218,880	26,710,442	9,144,006	14,653,075

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$26,992,030	$28,158,778	$10,554,962	$14,368,812

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations

For The Year Ended December 31, 2017

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
INVESTMENT INCOME:
Dividends	$1,053,635	$525,406	$3,692,256	$981,653
Interest	—	—	—	655
Foreign tax withheld	(915)	(3,476)	—	(134)

Total Investment Income	1,052,720	521,930	3,692,256	982,174

EXPENSES
Investment advisory fees (See Note 3)	749,582	702,249	1,768,517	230,783
Shareholder servicing fees (See Note 3)	73,190	85,468	222,559	69,235
Administration fees (See Note 3)	24,397	28,489	74,187	23,078
Accounting fees (See Note 3)	56,926	66,399	143,644	53,849
Director fees and expenses	3,925	4,533	11,934	3,698
Custodian fees and expenses	5,693	6,648	17,310	5,385
Pricing fees	4,379	7,855	8,340	33,473
Professional fees	9,331	10,178	27,631	8,735
Printing fees	6,426	7,117	19,106	6,038
Other expenses	27,177	41,423	103,393	69,333

Total Expenses	961,026	960,359	2,396,621	503,607

Net investment income (loss)	91,694	(438,429)	1,295,635	478,567

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	9,579,598	9,317,791	26,426,481	5,566,136
Net realized gain (loss) on futures contracts	—	—	—	20,741
Net realized foreign currency exchange gain (loss)	—	(240)	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	342,825	12,011,603	1,386,810	3,819,509
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	49,903

Net Gain (Loss) on Investment Securities and Foreign Currency	9,922,423	21,329,154	27,813,291	9,456,289

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,014,117	$20,890,725	$29,108,926	$9,934,856

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund
INVESTMENT INCOME:
Dividends	$3,411,659	$6,656,985	$3,477,757	$3,922,252
Foreign tax withheld	(299,222)	(591,413)	(400,008)	—

Total Investment Income	3,112,437	6,065,572	3,077,749	3,922,252

EXPENSES
Investment advisory fees (See Note 3)	325,984	3,081,806	1,787,212	976,062
Shareholder servicing fees (See Note 3)	97,795	325,329	157,368	125,494
Administration fees (See Note 3)	32,598	108,443	52,456	41,831
Accounting fees (See Note 3)	85,191	236,886	124,912	89,719
Director fees and expenses	5,207	17,240	8,354	6,790
Custodian fees and expenses	25,740	94,400	93,715	9,761
Pricing fees	127,162	17,244	29,848	4,546
Professional fees	11,234	51,573	85,466	14,816
Printing fees	8,157	26,504	13,096	10,387
Other expenses	169,451	86,302	296,404	47,534

Total Expenses	888,519	4,045,727	2,648,831	1,326,940

Net investment income (loss)	2,223,918	2,019,845	428,918	2,595,313

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	1,440,794	43,150,541	10,678,731	4,925,259
Net realized gain (loss) on futures contracts	272,563	—	—	—
Net realized foreign currency exchange gain (loss)	19,775	(252,535)	106,172	—
Net realized gain (loss) on forward foreign currency contracts	—	—	(87,347)	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	19,482,339	52,932,877	40,252,475	2,471,183
Change in net unrealized appreciation (depreciation) of forward foreign currency contracts	—	—	(41,283)	—
Change in net unrealized appreciation (depreciation) of futures contracts	37,642	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	21,253,113	95,830,883	50,908,748	7,396,442

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$23,477,031	$97,850,728	$51,337,666	$9,991,755

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations

For The Year Ended December 31, 2017

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$2,610	$7,537	$2,441	$5,903

Total Investment Income	2,610	7,537	2,441	5,903

EXPENSES
Investment advisory fees (See Note 3)	81,275	302,617	392,796	118,296
Shareholder servicing fees (See Note 3)	60,956	231,232	305,015	88,722
Administration fees (See Note 3)	20,319	77,077	101,672	29,574
Accounting fees (See Note 3)	12,000	25,693	33,891	12,000
Director fees and expenses	3,238	12,361	16,418	4,782
Custodian fees and expenses	4,741	17,985	23,724	6,901
Pricing fees	2,648	2,820	2,798	2,652
Professional fees	7,022	26,427	35,119	10,161
Printing fees	5,067	19,224	25,512	7,362
Other expenses	15,618	39,574	52,706	19,624

Total Expenses	212,884	755,010	989,651	300,074

Net investment loss	(210,274)	(747,473)	(987,210)	(294,171)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	5,450,349	19,312,315	31,159,879	8,708,703
Change in net unrealized appreciation (depreciation) of affiliated investments and foreign currency	7,069,260	22,880,712	14,141,793	971,379

Net Gain (Loss) on Investment Securities and Foreign Currency	12,519,609	42,193,027	45,301,672	9,680,082

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,309,335	$41,445,554	$44,314,462	$9,385,911

	Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$5,325

Total Investment Income	5,325

EXPENSES
Investment advisory fees (See Note 3)	69,154
Shareholder servicing fees (See Note 3)	51,866
Administration fees (See Note 3)	17,288
Accounting fees (See Note 3)	12,000
Director fees and expenses	2,794
Custodian fees and expenses	4,034
Pricing fees	2,645
Professional fees	5,772
Printing fees	4,177
Other expenses	14,621

Total Expenses	184,351

Net investment loss	(179,026)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	3,412,357
Change in net unrealized appreciation (depreciation) of affiliated investments and foreign currency	310,904

Net Gain (Loss) on Investment Securities and Foreign Currency	3,723,261

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,544,235

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Money Market Fund		Limited Maturity Bond Fund
	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/17	Year Ended 12/31/16
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$10,106	$11,975	$4,145,693	$2,957,281
Net realized gains (loss) from investment transactions	(10)	416	243,727	285,124
Net realized gains (loss) on futures contracts	—	—	(295,639)	(21,829)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	—	—	(700,415)	1,483,330

Net Increase (Decrease) in Net Assets Resulting from Operations	10,096	12,391	3,393,366	4,703,906

Distributions from:
Net investment income	(10,174)	(12,239)	—	—

Total Distributions	(10,174)	(12,239)	—	—

Capital Share Transactions (1):
Shares issued	56,333,786	107,895,237	46,376,059	53,385,883
Shares issued in lieu of cash distributions	10,175	12,237	—	—
Shares redeemed	(88,641,989)	(117,688,374)	(31,061,044)	(37,460,344)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(32,298,028)	(9,780,900)	15,315,015	15,925,539

Total Increase (Decrease)	(32,298,106)	(9,780,748)	18,708,381	20,629,445

Net Assets:
Beginning of period	123,864,609	133,645,357	210,475,816	189,846,371

End of period	$91,566,503	$123,864,609	$229,184,197	$210,475,816

Undistributed net investment income (loss)	$—	$—	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	56,333,787	107,895,237	3,847,557	4,503,468
Shares issued in lieu of cash distributions	10,175	12,237	—	—
Shares redeemed	(88,641,989)	(117,688,374)	(2,584,211)	(3,182,229)

	(32,298,027)	(9,780,900)	1,263,346	1,321,239

	Quality Bond Fund		High Yield Bond Fund
	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/17	Year Ended 12/31/16
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$12,605,875	$13,730,140	$9,224,509	$10,324,834
Net realized gains (loss) from investment transactions	1,851,434	3,925,166	3,799,369	(3,390,303)
Net realized gains (loss) on futures contracts	170,808	(189,285)	—	—
Net realized foreign exchange gain (loss)	—	—	(393,327)	931,246
Net realized gain (loss) on forward foreign currency contracts	—	—	(581,989)	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	8,300,695	5,786,164	20,104	17,343,562
Net change in unrealized appreciation (depreciation) of forward foreign currency contracts	—	—	(52,033)	—

Net Increase (Decrease) in Net Assets Resulting from Operations	22,928,812	23,252,185	12,016,633	25,209,339

Capital Share Transactions (1):
Shares issued	41,775,075	43,315,908	10,757,345	8,988,215
Shares redeemed	(83,954,600)	(96,394,305)	(19,957,641)	(38,579,907)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(42,179,525)	(53,078,397)	(9,200,296)	(29,591,692)

Total Increase (Decrease)	(19,250,713)	(29,826,212)	2,816,337	(4,382,353)

Net Assets:
Beginning of period	504,848,909	534,675,121	168,650,457	173,032,810

End of period	$485,598,196	$504,848,909	$171,466,794	$168,650,457

Undistributed net investment income (loss)	$—	$—	$(14,179)	$(8,245)

(1) Shares Issued and Redeemed:
Shares issued	2,904,735	3,083,399	841,594	781,640
Shares redeemed	(5,803,248)	(6,850,002)	(1,560,394)	(3,370,169)

	(2,898,513)	(3,766,603)	(718,800)	(2,588,529)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Flexibly Managed Fund		Balanced Fund
	For the year ended 12/31/17	For the year ended 12/31/16	For the year ended 12/31/17	For the year ended 12/31/16
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$39,912,610	$42,096,120	$(151,658)	$(142,679)
Net realized gains (loss) from investment transactions	264,534,393	224,060,385	6,445,348	4,960,573
Net realized gains (loss) on written options	6,796,201	5,881,831	—	—
Net realized foreign exchange gain (loss)	72,674	28,276	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	239,631,557	(14,174,786)	4,529,226	1,345,462
Net change in unrealized appreciation (depreciation) of written options	(28,857,557)	1,886,611	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	522,089,878	259,778,437	10,822,916	6,163,356

Capital Share Transactions (1):
Shares issued	99,323,917	156,263,300	4,702,427	3,704,727
Shares redeemed	(217,712,470)	(243,642,624)	(8,923,131)	(8,653,462)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(118,388,553)	(87,379,324)	(4,220,704)	(4,948,735)

Total Increase (Decrease)	403,701,325	172,399,113	6,602,212	1,214,621

Net Assets:
Beginning of period	3,494,595,504	3,322,196,391	77,801,241	76,586,620

End of period	$3,898,296,829	$3,494,595,504	$84,403,453	$77,801,241

Undistributed net investment income (loss)	$(26,835)	$(46,028)	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	2,029,060	3,597,345	249,232	219,299
Shares redeemed	(4,413,141)	(5,685,780)	(473,606)	(516,038)

	(2,384,081)	(2,088,435)	(224,374)	(296,739)

	Large Growth Stock Fund		Large Cap Growth Fund
	For the year ended 12/31/17	For the year ended 12/31/16	For the year ended 12/31/17	For the year ended 12/31/16
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(221,061)	$(389,416)	$223,528	$235,847
Net realized gains (loss) from investment transactions	52,300,511	30,233,786	3,296,050	1,669,588
Net realized gains (loss) on written options	—	—	—	—
Net realized foreign exchange gain (loss)	1,593	(338)	568	(350)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	29,728,337	(29,348,440)	9,067,622	519,647
Net change in unrealized appreciation (depreciation) of written options	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	81,809,380	495,592	12,587,768	2,424,732

Capital Share Transactions (1):
Shares issued	15,281,456	14,438,781	11,365,550	3,280,094
Shares redeemed	(49,237,621)	(52,359,466)	(8,355,538)	(6,615,720)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(33,956,165)	(37,920,685)	3,010,012	(3,335,626)

Total Increase (Decrease)	47,853,215	(37,425,093)	15,597,780	(910,894)

Net Assets:
Beginning of period	259,278,040	296,703,133	42,790,947	43,701,841

End of period	$307,131,255	$259,278,040	$58,388,727	$42,790,947

Undistributed net investment income (loss)	$(280,191)	$(128,771)	$(50,961)	$(67,749)

(1) Shares Issued and Redeemed:
Shares issued	419,408	504,953	715,424	240,003
Shares redeemed	(1,360,464)	(1,843,385)	(517,075)	(493,218)

	(941,056)	(1,338,432)	198,349	(253,215)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Large Core Growth Fund		Large Cap Value Fund
	For the year ended 12/31/17	For the year ended 12/31/16	For the year ended 12/31/17	For the year ended 12/31/16
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(202,309)	$59,625	$3,188,193	$3,190,027
Net realized gains (loss) from investment transactions	17,286,080	16,581,664	11,794,859	1,629,923
Net realized gains (loss) on futures contracts	—	—	—	—
Net realized foreign exchange gain (loss)	24,359	—	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	15,012,269	(16,662,191)	12,676,112	16,852,453

Net Increase (Decrease) in Net Assets Resulting from Operations	32,120,399	(20,902)	27,659,164	21,672,403

Capital Share Transactions (1):
Shares issued	6,298,912	2,540,754	9,963,719	7,658,440
Shares redeemed	(14,946,490)	(13,179,085)	(38,956,998)	(34,470,235)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(8,647,578)	(10,638,331)	(28,993,279)	(26,811,795)

Total Increase (Decrease)	23,472,821	(10,659,233)	(1,334,115)	(5,139,392)

Net Assets:
Beginning of period	101,020,439	111,679,672	202,552,619	207,692,011

End of period	$124,493,260	$101,020,439	$201,218,504	$202,552,619

Undistributed net investment income (loss)	$—	$—	$(1,343,191)	$1,343,191

(1) Shares Issued and Redeemed:
Shares issued	341,403	161,848	383,981	342,641
Shares redeemed	(787,744)	(820,612)	(1,473,725)	(1,521,285)

	(446,341)	(658,764)	(1,089,744)	(1,178,644)

	Large Core Value Fund		Index 500 Fund
	For the year ended 12/31/17	For the year ended 12/31/16	For the year ended 12/31/17	For the year ended 12/31/16
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,840,612	$2,800,969	$7,549,335	$7,320,829
Net realized gains (loss) from investment transactions	20,426,776	6,256,195	16,561,274	16,502,967
Net realized gains (loss) on futures contracts	—	—	628,298	524,952
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	5,464,228	7,799,286	64,446,920	21,561,525

Net Increase (Decrease) in Net Assets Resulting from Operations	28,731,616	16,856,450	89,185,827	45,910,273

Capital Share Transactions (1):
Shares issued	26,532,659	7,280,222	20,174,007	16,643,357
Shares redeemed	(30,436,727)	(35,762,517)	(56,482,749)	(47,645,820)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,904,068)	(28,482,295)	(36,308,742)	(31,002,463)

Total Increase (Decrease)	24,827,548	(11,625,845)	52,877,085	14,907,810

Net Assets:
Beginning of period	191,386,258	203,012,103	432,872,741	417,964,931

End of period	$216,213,806	$191,386,258	$485,749,826	$432,872,741

Undistributed net investment income (loss)	$(15,678)	$—	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	1,559,192	489,651	1,035,341	1,006,147
Shares redeemed	(1,789,509)	(2,408,082)	(2,865,169)	(2,854,101)

	(230,317)	(1,918,431)	(1,829,828)	(1,847,954)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Mid Cap Growth Fund		Mid Cap Value Fund
	For the year ended 12/31/17	For the year ended 12/31/16	For the year ended 12/31/17	For the year ended 12/31/16
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(226,850)	$2,601	$1,448,336	$1,603,667
Net realized gains (loss) from investment transactions	3,025,856	788,798	19,941,327	(6,480,947)
Net realized gains (loss) on written options	88,583	—	—	—
Net realized foreign exchange gain (loss)	488	(755)	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	24,110,350	5,245,460	6,769,115	31,349,648
Net change in unrealized appreciation (depreciation) of written options	(6,397)	(250,706)	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	26,992,030	5,785,398	28,158,778	26,472,368

Capital Share Transactions (1):
Shares issued	5,733,644	3,288,856	7,649,254	5,678,535
Shares redeemed	(14,761,700)	(17,492,155)	(25,486,253)	(27,625,785)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(9,028,056)	(14,203,299)	(17,836,999)	(21,947,250)

Total Increase (Decrease)	17,963,974	(8,417,901)	10,321,779	4,525,118

Net Assets:
Beginning of period	103,324,513	111,742,414	170,374,377	165,849,259

End of period	$121,288,487	$103,324,513	$180,696,156	$170,374,377

Undistributed net investment income (loss)	$(12,283)	$18,817	$(756,185)	$(705,147)

(1) Shares Issued and Redeemed:
Shares issued	346,870	230,931	305,828	279,141
Shares redeemed	(874,621)	(1,279,524)	(1,032,435)	(1,335,548)

	(527,751)	(1,048,593)	(726,607)	(1,056,407)

	Mid Core Value Fund		SMID Cap Growth Fund
	For the year ended 12/31/17	For the year ended 12/31/16	For the year ended 12/31/17	For the year ended 12/31/16
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,410,956	$911,748	$(284,263)	$(268,415)
Net realized gains (loss) from investment transactions	9,955,899	3,948,831	5,283,529	7,751,884
Net realized foreign exchange gain (loss)	532	51,556	—	—
Net realized gain (loss) on forward foreign currency contracts	(112,874)	—	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(663,762)	13,343,424	9,369,546	(4,571,068)
Net change in unrealized appreciation (depreciation) of forward foreign currency contracts	(35,789)	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	10,554,962	18,255,559	14,368,812	2,912,401

Capital Share Transactions (1):
Shares issued	11,498,954	12,024,534	8,411,675	4,590,092
Shares redeemed	(19,219,418)	(24,653,453)	(10,710,035)	(10,791,533)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(7,720,464)	(12,628,919)	(2,298,360)	(6,201,441)

Total Increase (Decrease)	2,834,498	5,626,640	12,070,452	(3,289,040)

Net Assets:
Beginning of period	96,176,574	90,549,934	52,712,569	56,001,609

End of period	$99,011,072	$96,176,574	$64,783,021	$52,712,569

Undistributed net investment income (loss)	$11,280	$15,404	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	511,830	612,201	364,944	232,804
Shares redeemed	(856,692)	(1,307,471)	(458,438)	(561,189)

	(344,862)	(695,270)	(93,494)	(328,385)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	SMID Cap Value Fund		Small Cap Growth Fund
	For the year ended 12/31/17	For the year ended 12/31/16	For the year ended 12/31/17	For the year ended 12/31/16
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$91,694	$70,637	$(438,429)	$(300,673)
Net realized gains (loss) from investment transactions	9,579,598	4,409,010	9,317,791	2,291,831
Net realized foreign exchange gain (loss)	—	—	(240)	(76)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	342,825	12,324,470	12,011,603	4,581,893

Net Increase (Decrease) in Net Assets Resulting from Operations	10,014,117	16,804,117	20,890,725	6,572,975

Capital Share Transactions (1):
Shares issued	10,650,054	8,742,935	7,745,801	3,164,259
Shares redeemed	(17,372,897)	(11,474,502)	(12,214,813)	(15,444,681)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(6,722,843)	(2,731,567)	(4,469,012)	(12,280,422)

Total Increase (Decrease)	3,291,274	14,072,550	16,421,713	(5,707,447)

Net Assets:
Beginning of period	82,031,738	67,959,188	85,958,159	91,665,606

End of period	$85,323,012	$82,031,738	$102,379,872	$85,958,159

Undistributed net investment income (loss)	$—	$—	$(209)	$(86,968)

(1) Shares Issued and Redeemed:
Shares issued	419,265	406,535	222,734	109,196
Shares redeemed	(683,302)	(529,943)	(349,987)	(549,849)

	(264,037)	(123,408)	(127,253)	(440,653)

	Small Cap Value Fund		Small Cap Index Fund
	For the year ended 12/31/17	For the year ended 12/31/16	For the year ended 12/31/17	For the year ended 12/31/16
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,295,635	$1,831,886	$478,567	$466,362
Net realized gains (loss) from investment transactions	26,426,481	15,986,695	5,566,136	3,380,532
Net realized gains (loss) on futures contracts	—	—	20,741	325,405
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	1,386,810	31,747,567	3,869,412	8,817,380

Net Increase (Decrease) in Net Assets Resulting from Operations	29,108,926	49,566,148	9,934,856	12,989,679

Capital Share Transactions (1):
Shares issued	21,124,435	5,054,810	8,867,032	6,822,476
Shares redeemed	(32,473,040)	(36,791,725)	(13,518,493)	(8,937,546)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(11,348,605)	(31,736,915)	(4,651,461)	(2,115,070)

Total Increase (Decrease)	17,760,321	17,829,233	5,283,395	10,874,609

Net Assets:
Beginning of period	244,967,799	227,138,566	76,354,731	65,480,122

End of period	$262,728,120	$244,967,799	$81,638,126	$76,354,731

Undistributed net investment income (loss)	$—	$—	$(24,066)	$(27,829)

(1) Shares Issued and Redeemed:
Shares issued	620,297	181,704	419,518	384,711
Shares redeemed	(950,815)	(1,342,453)	(648,455)	(507,172)

	(330,518)	(1,160,749)	(228,937)	(122,461)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Developed International Index Fund		International Equity Fund
	For the year ended 12/31/17	For the year ended 12/31/16	For the year ended 12/31/17	For the year ended 12/31/16
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,223,918	$2,262,158	$2,019,845	$3,805,848
Net realized gains (loss) from investment transactions	1,440,794	779,667	43,150,541	23,051,022
Net realized gains (loss) on futures contracts	272,563	80,416	—	—
Net realized foreign exchange gain (loss)	19,775	(60,174)	(252,535)	(563,602)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	19,519,981	(2,564,060)	52,932,877	(44,205,314)

Net Increase (Decrease) in Net Assets Resulting from Operations	23,477,031	498,007	97,850,728	(17,912,046)

Capital Share Transactions (1):
Shares issued	10,428,887	12,937,287	17,975,173	18,147,670
Shares redeemed	(14,788,233)	(13,731,769)	(59,327,188)	(56,088,486)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(4,359,346)	(794,482)	(41,352,015)	(37,940,816)

Total Increase (Decrease)	19,117,685	(296,475)	56,498,713	(55,852,862)

Net Assets:
Beginning of period	97,812,728	98,109,203	319,322,354	375,175,216

End of period	$116,930,413	$97,812,728	$375,821,067	$319,322,354

Undistributed net investment income (loss)	$(1,272,653)	$(1,114,070)	$(2,607,509)	$(4,226,061)

(1) Shares Issued and Redeemed:
Shares issued	810,612	1,168,332	715,503	765,365
Shares redeemed	(1,150,366)	(1,224,731)	(2,194,741)	(2,348,947)

	(339,754)	(56,399)	(1,479,238)	(1,583,582)

	Emerging Markets Equity Fund		Real Estate Securities Fund
	For the year ended 12/31/17	For the year ended 12/31/16	For the year ended 12/31/17	For the year ended 12/31/16
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$428,918	$406,955	$2,595,313	$2,270,047
Net realized gains (loss) from investment transactions	10,678,731	1,427,261	4,925,259	9,790,694
Net realized gains (loss) on futures contracts	—	—	—	—
Net realized foreign exchange gain (loss)	106,172	58,140	—	—
Net realized gain (loss) on forward foreign currency contracts	(87,347)	—	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	40,252,475	5,296,025	2,471,183	(4,762,960)
Net change in net unrealized appreciation (depreciation) of forward foreign currency contracts	(41,283)	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	51,337,666	7,188,381	9,991,755	7,297,781

Capital Share Transactions (1):
Shares issued	12,952,672	18,649,725	9,350,409	10,037,020
Shares redeemed	(30,203,658)	(23,387,522)	(18,756,594)	(17,722,199)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(17,250,986)	(4,737,797)	(9,406,185)	(7,685,179)

Total Increase (Decrease)	34,086,680	2,450,584	585,570	(387,398)

Net Assets:
Beginning of period	150,269,823	147,819,239	137,256,556	137,643,954

End of period	$184,356,503	$150,269,823	$137,842,126	$137,256,556

Undistributed net investment income (loss)	$(38)	$(45,321)	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	1,120,181	1,751,213	454,052	503,750
Shares redeemed	(2,465,937)	(2,344,482)	(900,496)	(900,018)

	(1,345,756)	(593,269)	(446,444)	(396,268)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
	For the year ended 12/31/17	For the year ended 12/31/16	For the year ended 12/31/17	For the year ended 12/31/16
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(210,274)	$(194,525)	$(747,473)	$(688,836)
Net realized gains (loss) from investment transactions	5,450,349	8,487,137	19,312,315	28,718,465
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	7,069,260	(3,888,232)	22,880,712	(11,037,568)

Net Increase (Decrease) in Net Assets Resulting from Operations	12,309,335	4,404,380	41,445,554	16,992,061

Capital Share Transactions (1):
Shares issued	9,407,157	2,634,221	19,353,774	7,218,442
Shares redeemed	(8,504,700)	(6,290,278)	(24,343,783)	(32,875,188)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	902,457	(3,656,057)	(4,990,009)	(25,656,746)

Total Increase (Decrease)	13,211,792	748,323	36,455,545	(8,664,685)

Net Assets:
Beginning of period	61,867,396	61,119,073	230,243,150	238,907,835

End of period	$75,079,188	$61,867,396	$266,698,695	$230,243,150

Undistributed net investment income (loss)	$—	$—	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	526,913	174,053	1,124,486	454,177
Shares redeemed	(484,805)	(413,053)	(1,329,963)	(2,048,793)

	42,108	(239,000)	(205,477)	(1,594,616)

	Moderate Allocation Fund		Moderately Conservative Allocation Fund
	For the year ended 12/31/17	For the year ended 12/31/16	For the year ended 12/31/17	For the year ended 12/31/16
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(987,210)	$(975,571)	$(294,171)	$(300,414)
Net realized gains (loss) from investment transactions	31,159,879	30,813,199	8,708,703	9,275,405
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	14,141,793	(7,471,661)	971,379	(3,237,635)

Net Increase (Decrease) in Net Assets Resulting from Operations	44,314,462	22,365,967	9,385,911	5,737,356

Capital Share Transactions (1):
Shares issued	7,638,510	6,834,694	5,269,876	5,242,315
Shares redeemed	(41,643,668)	(39,005,594)	(13,982,773)	(15,338,851)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(34,005,158)	(32,170,900)	(8,712,897)	(10,096,536)

Total Increase (Decrease)	10,309,304	(9,804,933)	673,014	(4,359,180)

Net Assets:
Beginning of period	332,346,771	342,151,704	97,741,357	102,100,537

End of period	$342,656,075	$332,346,771	$98,414,371	$97,741,357

Undistributed net investment income (loss)	$—	$—	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	466,847	461,785	345,417	380,306
Shares redeemed	(2,534,927)	(2,651,937)	(919,573)	(1,106,599)

	(2,068,080)	(2,190,152)	(574,156)	(726,293)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Conservative Allocation Fund
	Year Ended 12/31/17	Year Ended 12/31/16
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(179,026)	$(187,429)
Net realized gains (loss) from investment transactions	3,412,357	6,183,431
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	310,904	(3,194,865)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,544,235	2,801,137

Capital Share Transactions (1):
Shares issued	8,835,685	6,385,552
Shares redeemed	(9,812,724)	(14,310,963)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(977,039)	(7,925,411)

Total Increase (Decrease)	2,567,196	(5,124,274)

Net Assets:
Beginning of period	56,092,294	61,216,568

End of period	$58,659,490	$56,092,294

Undistributed net investment income (loss)	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	641,587	490,696
Shares redeemed	(712,996)	(1,092,352)

	(71,409)	(601,656)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MONEY MARKET FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2017		2016		2015		2014		2013
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:
Net investment income (loss) [2]	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Net realized and unrealized gain (loss) on investment transactions	—		—		—		—		—

Total from investment operations	—		—		—		—		—

Less distributions:
Net investment income	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

Total distributions	—		—		—		—		—

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return [1]	0.01%		0.01%		0.01%		0.01%		0.01%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$91,567		$123,865		$133,645		$132,731		$124,881

Ratio of net expenses to average net assets [3]	0.85%		0.45%		0.23%		0.12%		0.16%

Ratio of total expenses to average net assets [4]	0.59%		0.58%		0.61%		0.57%		0.48%

Ratio of net investment income (loss) to average net assets [3]	0.01%		0.01%		0.01%		0.01%		0.01%

[1]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[3]   The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4] The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

(a)  Less than one penny per share.

LIMITED MATURITY BOND FUND For a share outstanding throughout each period
	Year Ended December 31,
	2017		2016		2015		2014		2013
Net asset value, beginning of period	$11.89		$11.59		$11.50		$11.48		$11.49

Income from investment operations:
Net investment income (loss) [2]	0.24		0.18		0.13		0.08		0.05
Net realized and unrealized gain (loss) on investment transactions	(0.04)		0.12		(0.04)		(0.06)		(0.06)

Total from investment operations	0.20		0.30		0.09		0.02		(0.01)

Net asset value, end of period	$12.09		$11.89		$11.59		$11.50		$11.48

Total return [1]	1.68%		2.59%		0.78%		0.17%		(0.09%	)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$229,184		$210,476		$189,846		$222,062		$243,667

Ratio of total expenses to average net assets	0.70%		0.70%		0.73%		0.67%		0.57%

Ratio of net investment income (loss) to average net assets	1.98%		1.55%		1.10%		0.67%		0.60%

Portfolio turnover rate	97%		105%		127%		82%		50%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

QUALITY BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$14.03	$13.45	$13.40	$12.75	$13.14

Income from investment operations:
Net investment income (loss) [2]	0.36	0.36	0.33	0.26	0.25
Net realized and unrealized gain (loss) on investment transactions	0.29	0.22	(0.28)	0.39	(0.64)

Total from investment operations	0.65	0.58	0.05	0.65	(0.39)

Net asset value, end of period	$14.68	$14.03	$13.45	$13.40	$12.75

Total return [1]	4.63%	4.31%	0.37%	5.10%	(2.97% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$485,598	$504,849	$534,675	$559,616	$546,759

Ratio of total expenses to average net assets	0.66%	0.66%	0.68%	0.64%	0.56%

Ratio of net investment income (loss) to average net assets	2.48%	2.58%	2.46%	1.95%	1.91%

Portfolio turnover rate	72%	77%	131%	135%	47%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]   The net investment income (loss) per share was calculated using the average shares outstanding method.

HIGH YIELD BOND FUND For a share outstanding throughout each period
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.29	$10.61	$10.98	$10.78	$9.99

Income (loss) from investment operations:
Net investment income (loss) [2]	0.69	0.69	0.66	0.62	0.62
Net realized and unrealized gain (loss) on investment transactions	0.20	0.99	(1.03)	(0.42)	0.17

Total from investment operations	0.89	1.68	(0.37)	0.20	0.79

Net asset value, end of period	$13.18	$12.29	$10.61	$10.98	$10.78

Total return [1]	7.42%	15.83%	(3.37% )	1.86%	7.91%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$171,467	$168,650	$173,033	$194,504	$188,788

Ratio of total expenses to average net assets	0.86%	0.86%	0.87%	0.85%	0.82%

Ratio of net investment income (loss) to average net assets	5.39%	6.03%	5.88%	5.58%	5.96%

Portfolio turnover rate	78%	81%	72%	56%	68%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

FLEXIBLY MANAGED FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2017		2016		2015		2014		2013
Net asset value, beginning of period	$45.44		$42.05		$40.04		$35.72		$29.22

Income (loss) from investment operations:
Net investment income (loss) [2]	0.53		0.54		0.46		0.45		0.34
Net realized and unrealized gain (loss) on investment transactions	6.34		2.85		1.55		3.87		6.16

Total from investment operations	6.87		3.39		2.01		4.32		6.50

Net asset value, end of period	$52.31		$45.44		$42.05		$40.04		$35.72

Total return [1]	15.12%		8.06%		5.02%		12.09%		22.25%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$3,898,297		$3,494,596		$3,322,196		$3,074,188		$2,685,504

Ratio of total expenses to average net assets	0.89%		0.89%		0.92%		0.89%		0.83%

Ratio of net investment income (loss) to average net assets	1.07%		1.24%		1.10%		1.18%		1.04%

Portfolio turnover rate	61%		66%		69%		74%		63%

[1]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]   The net investment income (loss) per share was calculated using the average shares outstanding method.

BALANCED FUND For a share outstanding throughout each period
	Year Ended December 31,
	2017		2016		2015		2014		2013
Net asset value, beginning of period	$17.60		$16.24		$16.13		$14.71		$12.60

Income (loss) from investment operations:
Net investment income (loss) [3]	(0.04)		(0.03)		(0.03)		(0.03)		(0.03)
Net realized and unrealized gain (loss) on investment transactions	2.56		1.39		0.14		1.45		2.14

Total from investment operations	2.52		1.36		0.11		1.42		2.11

Net asset value, end of period	$20.12		$17.60		$16.24		$16.13		$14.71

Total return [1]	14.32%		8.37%		0.68%		9.65%		16.75%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$84,403		$77,801		$76,587		$81,794		$78,642

Ratio of net expenses to average net assets [2,4]	0.19%		0.19%		0.21%		0.20%		0.20%

Ratio of total expenses to average net assets [2,5]	0.19%		0.19%		0.21%		0.21%		0.22%

Ratio of net investment income (loss) to average net assets [4]	(0.19%	)	(0.19%	)	(0.21%	)	(0.20%	)	(0.20%	)

Portfolio turnover rate	9%		7%		8%		8%		16%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
[3]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[4]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[5]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE GROWTH STOCK FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2017		2016		2015	2014		2013
Net asset value, beginning of period	$30.40		$30.07		$27.21	$25.11		$18.05

Income (loss) from investment operations:
Net investment income (loss) [2]	(0.03)		(0.04)		(0.09)	(0.07)		(0.04)
Net realized and unrealized gain (loss) on investment transactions	10.11		0.37		2.95	2.17		7.10

Total from investment operations	10.08		0.33		2.86	2.10		7.06

Net asset value, end of period	$40.48		$30.40		$30.07	$27.21		$25.11

Total return [1]	33.16%		1.10%		10.51%	8.36%		39.11%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$307,131		$259,278		$296,703	$280,682		$262,358

Ratio of total expenses to average net assets	0.96%		0.96%		0.98%	0.96%		0.90%

Ratio of net investment income (loss) to average net assets	(0.08%	)	(0.15%	)	(0.30% )	(0.26%	)	(0.21%	)

Portfolio turnover rate	52%		42%		37%	38%		36%

[1]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]   The net investment income (loss) per share was calculated using the average shares outstanding method.

LARGE CAP GROWTH FUND For a share outstanding throughout each period
	Year Ended December 31,
	2017		2016		2015	2014		2013
Net asset value, beginning of period	$13.87		$13.09		$13.11	$11.78		$9.57

Income (loss) from investment operations:
Net investment income (loss) [2]	0.07		0.07		0.05	0.06		0.04
Net realized and unrealized gain (loss) on investment transactions	3.84		0.71		(0.07)	1.27		2.17

Total from investment operations	3.91		0.78		(0.02)	1.33		2.21

Net asset value, end of period	$17.78		$13.87		$13.09	$13.11		$11.78

Total return [1]	28.19%		5.96%		(0.15% )	11.29%		23.09%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$58,389		$42,791		$43,702	$57,663		$54,762

Ratio of net expenses to average net assets [3]	0.89%		0.89%		0.89%	0.89%		0.90%

Ratio of total expenses to average net assets [4]	0.89%		0.89%		0.89%	0.90%		0.90%

Ratio of net investment income (loss) to average net assets [3]	0.43%		0.55%		0.39%	0.47%		0.40%

Portfolio turnover rate	28%		25%		29%	25%		107%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE CORE GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2017		2016	2015	2014		2013
Net asset value, beginning of period	$16.32		$16.30	$16.03	$14.88		$10.79

Income (loss) from investment operations:
Net investment income (loss) [2]	(0.03)		0.01	(0.03)	(0.03)		(0.01)
Net realized and unrealized gain (loss) on investment transactions	5.38		0.01	0.30	1.18		4.10

Total from investment operations	5.35		0.02	0.27	1.15		4.09

Net asset value, end of period	$21.67		$16.32	$16.30	$16.03		$14.88

Total return [1]	32.78%		0.12%	1.68%	7.73%		37.91%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$124,493		$101,020	$111,680	$125,980		$127,757

Ratio of total expenses to average net assets	0.86%		0.85%	0.87%	0.87%		0.88%

Ratio of net investment income (loss) to average net assets	(0.18%	)	0.06%	(0.20% )	(0.19%	)	(0.08%	)

Portfolio turnover rate	64%		141%	124%	83%		109%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]   The net investment income (loss) per share was calculated using the average shares outstanding method.

LARGE CAP VALUE FUND For a share outstanding throughout each period
	Year Ended December 31,
	2017		2016	2015	2014		2013
Net asset value, beginning of period	$24.79		$22.21	$23.22	$20.86		$15.66

Income (loss) from investment operations:
Net investment income (loss) [2]	0.41		0.36	0.27	0.30		0.21
Net realized and unrealized gain (loss) on investment transactions	3.21		2.22	(1.28)	2.06		4.99

Total from investment operations	3.62		2.58	(1.01)	2.36		5.20

Net asset value, end of period	$28.41		$24.79	$22.21	$23.22		$20.86

Total return [1]	14.60%		11.62%	(4.35% )	11.31%		33.21%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$201,219		$202,553	$207,692	$229,080		$217,351

Ratio of total expenses to average net assets	0.90%		0.90%	0.92%	0.90%		0.87%

Ratio of net investment income (loss) to average net assets	1.57%		1.60%	1.17%	1.38%		1.16%

Portfolio turnover rate	17%		22%	19%	22%		186%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE CORE VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$16.18	$14.77	$14.89	$13.38	$10.31

Income (loss) from investment operations:
Net investment income (loss) [3]	0.25	0.22	0.22	0.19	0.15
Net realized and unrealized gain (loss) on investment transactions	2.21	1.19	(0.34)	1.32	2.92

Total from investment operations	2.46	1.41	(0.12)	1.51	3.07

Net asset value, end of period	$18.64	$16.18	$14.77	$14.89	$13.38

Total return [1,2]	15.21%	9.55%	(0.81% )	11.29%	29.78%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$216,214	$191,386	$203,012	$192,695	$185,630

Ratio of total expenses to average net assets	0.90%	0.90%	0.92%	0.91%	0.87%

Ratio of net investment income (loss) to average net assets	1.44%	1.47%	1.47%	1.33%	1.25%

Portfolio turnover rate	106%	87%	98%	80%	59%

[1]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]   The Fund’s total return calculation includes a reimbursement by the sub-adviser. Excluding the effect of this reimbursement from the Fund’s ending net asset value per share, total return for the year ended December 31, 2013 would have been 29.58%.

[3]   The net investment income (loss) per share was calculated using the average shares outstanding method.

INDEX 500 FUND For a share outstanding throughout each period
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$18.00	$16.14	$15.98	$14.11	$10.70

Income (loss) from investment operations:
Net investment income (loss) [2]	0.33	0.29	0.27	0.24	0.21
Net realized and unrealized gain (loss) on investment transactions	3.54	1.57	(0.11)	1.63	3.20

Total from investment operations	3.87	1.86	0.16	1.87	3.41

Net asset value, end of period	$21.87	$18.00	$16.14	$15.98	$14.11

Total return [1]	21.50%	11.52%	1.00%	13.25%	31.87%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$485,750	$432,873	$417,965	$442,835	$398,537

Ratio of total expenses to average net assets	0.36%	0.36%	0.38%	0.38%	0.34%

Ratio of net investment income (loss) to average net assets	1.64%	1.75%	1.68%	1.63%	1.72%

Portfolio turnover rate	2%	3%	3%	3%	8%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MID CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2017		2016		2015		2014		2013
Net asset value, beginning of period	$14.92		$14.02		$14.88		$13.59		$9.94

Income (loss) from investment operations:
Net investment income (loss) [2]	(0.03)		—	(a)	—	(a)	(0.02)		(0.06)
Net realized and unrealized gain (loss) on investment transactions	4.07		0.90		(0.86)		1.31		3.71

Total from investment operations	4.04		0.90		(0.86)		1.29		3.65

Net asset value, end of period	$18.96		$14.92		$14.02		$14.88		$13.59

Total return [1]	27.08%		6.42%		(5.78%	)	9.49%		36.72%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$121,288		$103,325		$111,742		$128,486		$120,563

Ratio of total expenses to average net assets	0.96%		0.97%		1.00%		0.97%		0.99%

Ratio of net investment income (loss) to average net assets	(0.20%	)	0.00%		(0.02%	)	(0.14%	)	(0.49%	)

Portfolio turnover rate	25%		28%		43%		140%		80%

[1]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]   The net investment income (loss) per share was calculated using the average shares outstanding method.

(a)  Less than one penny per share.

MID CAP VALUE FUND For a share outstanding throughout each period
	Year Ended December 31,
	2017		2016		2015		2014		2013
Net asset value, beginning of period	$22.69		$19.36		$21.04		$18.51		$13.59

Income (loss) from investment operations:
Net investment income (loss) [2]	0.20		0.20		0.20		0.17		0.19
Net realized and unrealized gain (loss) on investment transactions	3.76		3.13		(1.88)		2.36		4.73

Total from investment operations	3.96		3.33		(1.68)		2.53		4.92

Net asset value, end of period	$26.65		$22.69		$19.36		$21.04		$18.51

Total return [1]	17.45%		17.20%		(7.98%	)	13.67%		36.20%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$180,696		$170,374		$165,849		$185,293		$172,994

Ratio of total expenses to average net assets	0.78%		0.78%		0.81%		0.81%		0.82%

Ratio of net investment income (loss) to average net assets	0.83%		0.97%		0.93%		0.86%		1.21%

Portfolio turnover rate	31%		33%		42%		32%		43%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MID CORE VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2017		2016		2015	2014		2013
Net asset value, beginning of period	$21.57		$17.57		$17.84	$15.33		$11.87

Income (loss) from investment operations:
Net investment income (loss) [2]	0.33		0.19		0.19	0.21		0.14
Net realized and unrealized gain (loss) on investment transactions	2.16		3.81		(0.46)	2.30		3.32

Total from investment operations	2.49		4.00		(0.27)	2.51		3.46

Net asset value, end of period	$24.06		$21.57		$17.57	$17.84		$15.33

Total return [1]	11.55%		22.77%		(1.51% )	16.37%		29.15%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$99,011		$96,177		$90,550	$90,229		$71,874

Ratio of total expenses to average net assets	1.02%		1.04%		1.07%	1.05%		1.08%

Ratio of net investment income (loss) to average net assets	1.48%		1.01%		1.06%	1.27%		0.97%

Portfolio turnover rate	45%		64%		77%	69%		166%

[1]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]   The net investment income (loss) per share was calculated using the average shares outstanding method.

SMID CAP GROWTH FUND For a share outstanding throughout each period
	Year Ended December 31,
	2017		2016		2015	2014		2013
Net asset value, beginning of period	$20.68		$19.46		$19.76	$19.64		$13.75

Income (loss) from investment operations:
Net investment income (loss) [2]	(0.11)		(0.10)		(0.15)	(0.15)		(0.10)
Net realized and unrealized gain (loss) on investment transactions	5.81		1.32		(0.15)	0.27		5.99

Total from investment operations	5.70		1.22		(0.30)	0.12		5.89

Net asset value, end of period	$26.38		$20.68		$19.46	$19.76		$19.64

Total return [1]	27.56%		6.27%		(1.52% )	0.61%		42.84%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$64,783		$52,713		$56,002	$55,602		$63,627

Ratio of net expenses to average net assets [3]	1.05%		1.05%		1.07%	1.06%		1.05%

Ratio of total expenses to average net assets [4]	1.04%		1.04%		1.07%	1.06%		1.07%

Ratio of net investment income (loss) to average net assets [3]	(0.47%	)	(0.52%	)	(0.71% )	(0.81%	)	(0.61%	)

Portfolio turnover rate	68%		160%		103%	89%		90%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

SMID CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2017		2016		2015		2014		2013
Net asset value, beginning of period	$24.69		$19.72		$20.91		$19.14		$13.87

Income (loss) from investment operations:
Net investment income (loss) [2]	0.03		0.02		—		0.05		0.07
Net realized and unrealized gain (loss) on investment transactions	3.18		4.95		(1.19)		1.72		5.20

Total from investment operations	3.21		4.97		(1.19)		1.77		5.27

Net asset value, end of period	$27.90		$24.69		$19.72		$20.91		$19.14

Total return [1]	13.00%		25.20%		(5.69%	)	9.25%		38.00%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$85,323		$82,032		$67,959		$73,906		$63,544

Ratio of net expenses to average net assets [3]	1.18%		1.21%		1.23%		1.20%		1.14%

Ratio of total expenses to average net assets [4]	1.18%		1.21%		1.23%		1.24%		1.25%

Ratio of net investment income (loss) to average net assets [3]	0.11%		0.10%		(0.02%	)	0.24%		0.41%

Portfolio turnover rate	37%		62%		48%		51%		58%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[3]   The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4] The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

SMALL CAP GROWTH FUND For a share outstanding throughout each period
	Year Ended December 31,
	2017		2016		2015		2014		2013
Net asset value, beginning of period	$31.08		$28.59		$28.47		$26.42		$19.20

Income (loss) from investment operations:
Net investment income (loss) [2]	(0.16)		(0.10)		(0.14)		(0.11)		(0.11)
Net realized and unrealized gain (loss) on investment transactions	7.88		2.59		0.26		2.16		7.33

Total from investment operations	7.72		2.49		0.12		2.05		7.22

Net asset value, end of period	$38.80		$31.08		$28.59		$28.47		$26.42

Total return [1]	24.84%		8.71%		0.42%		7.76%		37.60%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$102,380		$85,958		$91,666		$102,678		$89,539

Ratio of total expenses to average net assets	1.01%		1.02%		1.03%		1.02%		1.07%

Ratio of net investment income (loss) to average net assets	(0.46%	)	(0.35%	)	(0.48%	)	(0.42%	)	(0.50%	)

Portfolio turnover rate	25%		17%		26%		33%		143%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

SMALL CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$33.06	$26.50	$28.03	$26.16	$18.83

Income (loss) from investment operations:
Net investment income (loss) [2]	0.18	0.23	0.17	0.19	0.10
Net realized and unrealized gain (loss) on investment transactions	3.87	6.33	(1.70)	1.68	7.23

Total from investment operations	4.05	6.56	(1.53)	1.87	7.33

Net asset value, end of period	$37.11	$33.06	$26.50	$28.03	$26.16

Total return [1]	12.25%	24.75%	(5.46% )	7.15%	38.93%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$262,728	$244,968	$227,139	$246,127	$238,772

Ratio of total expenses to average net assets	0.97%	0.97%	0.99%	1.03%	1.14%

Ratio of net investment income (loss) to average net assets	0.56%	0.83%	0.62%	0.70%	0.46%

Portfolio turnover rate	59%	57%	47%	45%	59%

[1]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]   The net investment income (loss) per share was calculated using the average shares outstanding method.

SMALL CAP INDEX FUND For a share outstanding throughout each period
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$20.09	$16.69	$17.59	$16.88	$12.22

Income (loss) from investment operations:
Net investment income (loss) [2]	0.13	0.12	0.12	0.12	0.10
Net realized and unrealized gain (loss) on investment transactions	2.64	3.28	(1.02)	0.59	4.56

Total from investment operations	2.77	3.40	(0.90)	0.71	4.66

Net asset value, end of period	$22.86	$20.09	$16.69	$17.59	$16.88

Total return [1]	13.79%	20.37%	(5.12% )	4.21%	38.13%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$81,638	$76,355	$65,480	$66,658	$64,860

Ratio of net expenses to average net assets [3]	0.65%	0.66%	0.69%	0.64%	0.55%

Ratio of total expenses to average net assets [4]	0.65%	0.66%	0.69%	0.69%	0.71%

Ratio of net investment income (loss) to average net assets [3]	0.62%	0.70%	0.66%	0.72%	0.71%

Portfolio turnover rate	13%	18%	18%	20%	17%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

DEVELOPED INTERNATIONAL INDEX FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.42	$11.38	$11.54	$12.29	$10.15

Income (loss) from investment operations:
Net investment income (loss) [2]	0.27	0.26	0.24	0.30	0.28
Net realized and unrealized gain (loss) on investment transactions	2.53	(0.22)	(0.40)	(1.05)	1.86

Total from investment operations	2.80	0.04	(0.16)	(0.75)	2.14

Net asset value, end of period	$14.22	$11.42	$11.38	$11.54	$12.29

Total return [1]	24.52%	0.35%	(1.39% )	(6.10% )	21.08%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$116,930	$97,813	$98,109	$101,510	$103,233

Ratio of net expenses to average net assets [3]	0.82%	0.81%	0.83%	0.75%	0.59%

Ratio of total expenses to average net assets [4]	0.82%	0.81%	0.83%	0.82%	0.92%

Ratio of net investment income (loss) to average net assets [3]	2.05%	2.35%	2.02%	2.47%	2.50%

Portfolio turnover rate	4%	7%	2%	7%	9%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[3]   The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4] The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

INTERNATIONAL EQUITY FUND For a share outstanding throughout each period
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$22.98	$24.23	$23.39	$22.72	$21.44

Income (loss) from investment operations:
Net investment income (loss) [2]	0.15	0.26	0.28	0.27	0.24
Net realized and unrealized gain (loss) on investment transactions	7.13	(1.51)	0.56	0.40	1.04

Total from investment operations	7.28	(1.25)	0.84	0.67	1.28

Net asset value, end of period	$30.26	$22.98	$24.23	$23.39	$22.72

Total return [1]	31.68%	(5.16% )	3.59%	2.95%	5.97%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$375,821	$319,322	$375,175	$380,898	$378,189

Ratio of total expenses to average net assets	1.12%	1.12%	1.15%	1.15%	1.17%

Ratio of net investment income (loss) to average net assets	0.56%	1.10%	1.17%	1.14%	1.09%

Portfolio turnover rate	32%	34%	27%	31%	34%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

EMERGING MARKETS EQUITY FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.22	$9.66	$10.84	$11.40	$11.53

Income (loss) from investment operations:
Net investment income (loss) [2]	0.03	0.03	0.03	0.02	0.03
Net realized and unrealized gain (loss) on investment transactions	3.55	0.53	(1.21)	(0.58)	(0.16)

Total from investment operations	3.58	0.56	(1.18)	(0.56)	(0.13)

Net asset value, end of period	$13.80	$10.22	$9.66	$10.84	$11.40

Total return [1]	35.03%	5.80%	(10.89% )	(4.91% )	(1.13% )
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$184,357	$150,270	$147,819	$157,027	$163,179

Ratio of net expenses to average net assets [3]	1.51%	1.65%	1.74%	1.75%	1.68%

Ratio of total expenses to average net assets [4]	1.51%	1.65%	1.68%	1.69%	1.82%

Ratio of net investment income (loss) to average net assets [3]	0.25%	0.28%	0.24%	0.19%	0.25%

Portfolio turnover rate	41%	46%	41%	42%	48%

[1]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[3]   The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4] The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

REAL ESTATE SECURITIES FUND For a share outstanding throughout each period
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$19.99	$18.95	$18.01	$13.83	$13.41

Income (loss) from investment operations:
Net investment income (loss) [2]	0.39	0.32	0.26	0.23	0.18
Net realized and unrealized gain (loss) on investment transactions	1.09	0.72	0.68	3.95	0.24

Total from investment operations	1.48	1.04	0.94	4.18	0.42

Net asset value, end of period	$21.47	$19.99	$18.95	$18.01	$13.83

Total return [1]	7.40%	5.49%	5.22%	30.22%	3.13%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$137,842	$137,257	$137,644	$136,861	$114,290

Ratio of total expenses to average net assets	0.95%	0.95%	0.97%	0.97%	0.99%

Ratio of net investment income (loss) to average net assets	1.86%	1.65%	1.42%	1.43%	1.35%

Portfolio turnover rate	75%	81%	61%	54%	69%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2017		2016		2015	2014		2013
Net asset value, beginning of period	$15.99		$14.88		$15.12	$14.16		$11.56

Income (loss) from investment operations:
Net investment income (loss) [3]	(0.05)		(0.05)		(0.05)	(0.05)		(0.04)
Net realized and unrealized gain (loss) on investment transactions	3.26		1.16		(0.19)	1.01		2.64

Total from investment operations	3.21		1.11		(0.24)	0.96		2.60

Net asset value, end of period	$19.20		$15.99		$14.88	$15.12		$14.16

Total return [1]	20.08%		7.46%		(1.59% )	6.78%		22.49%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$75,079		$61,867		$61,119	$64,505		$56,879

Ratio of net expenses to average net assets [2,4]	0.31%		0.32%		0.34%	0.34%		0.33%

Ratio of total expenses to average net assets [2,5]	0.31%		0.32%		0.34%	0.34%		0.33%

Ratio of net investment income (loss) to average net assets [4]	(0.31%	)	(0.32%	)	(0.34% )	(0.34%	)	(0.33%	)

Portfolio turnover rate	20%		20%		24%	20%		30%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2] The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

[3]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[4]   The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[5] The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

MODERATELY AGGRESSIVE ALLOCATION FUND For a share outstanding throughout each period
	Year Ended December 31,
	2017		2016		2015	2014		2013
Net asset value, beginning of period	$16.72		$15.55		$15.73	$14.80		$12.42

Income (loss) from investment operations:
Net investment income (loss) [3]	(0.05)		(0.05)		(0.05)	(0.05)		(0.04)
Net realized and unrealized gain (loss) on investment transactions	2.99		1.22		(0.13)	0.98		2.42

Total from investment operations	2.94		1.17		(0.18)	0.93		2.38

Net asset value, end of period	$19.66		$16.72		$15.55	$15.73		$14.80

Total return [1]	17.58%		7.52%		(1.14% )	6.28%		19.16%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$266,699		$230,243		$238,908	$250,402		$231,185

Ratio of total expenses to average net assets [2]	0.29%		0.30%		0.32%	0.32%		0.31%

Ratio of net investment income (loss) to average net assets	(0.29%	)	(0.30%	)	(0.32% )	(0.32%	)	(0.31%	)

Portfolio turnover rate	16%		14%		20%	17%		23%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
[3]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MODERATE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2017		2016		2015	2014		2013
Net asset value, beginning of period	$15.36		$14.36		$14.44	$13.67		$11.98

Income (loss) from investment operations:
Net investment income (loss) [3]	(0.05)		(0.04)		(0.05)	(0.04)		(0.04)
Net realized and unrealized gain (loss) on investment transactions	2.20		1.04		(0.03)	0.81		1.73

Total from investment operations	2.15		1.00		(0.08)	0.77		1.69

Net asset value, end of period	$17.51		$15.36		$14.36	$14.44		$13.67

Total return [1]	14.00%		6.96%		(0.55% )	5.63%		14.11%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$342,656		$332,347		$342,152	$364,044		$350,164

Ratio of total expenses to average net assets [2]	0.29%		0.29%		0.32%	0.31%		0.31%

Ratio of net investment income (loss) to average net assets	(0.29%	)	(0.29%	)	(0.32% )	(0.31%	)	(0.31%	)

Portfolio turnover rate	12%		12%		17%	17%		20%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2] The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

[3]   The net investment income (loss) per share was calculated using the average shares outstanding method.

MODERATELY CONSERVATIVE ALLOCATION FUND For a share outstanding throughout each period
	Year Ended December 31,
	2017		2016		2015	2014		2013
Net asset value, beginning of period	$14.42		$13.60		$13.63	$12.98		$11.87

Income (loss) from investment operations:
Net investment income (loss) [3]	(0.05)		(0.04)		(0.05)	(0.04)		(0.04)
Net realized and unrealized gain (loss) on investment transactions	1.49		0.86		0.02	0.69		1.15

Total from investment operations	1.44		0.82		(0.03)	0.65		1.11

Net asset value, end of period	$15.86		$14.42		$13.60	$13.63		$12.98

Total return [1]	9.99%		6.03%		(0.22% )	5.01%		9.35%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$98,414		$97,741		$102,101	$107,669		$111,452

Ratio of total expenses to average net assets [2]	0.30%		0.30%		0.33%	0.32%		0.32%

Ratio of net investment income (loss) to average net assets	(0.30%	)	(0.30%	)	(0.33% )	(0.32%	)	(0.32%	)

Portfolio turnover rate	15%		15%		23%	20%		28%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
[3]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2017		2016		2015		2014		2013
Net asset value, beginning of period	$13.33		$12.73		$12.72		$12.26		$11.74

Income (loss) from investment operations:
Net investment income (loss) [3]	(0.04)		(0.04)		(0.04)		(0.04)		(0.04)
Net realized and unrealized gain (loss) on investment transactions	0.89		0.64		0.05		0.50		0.56

Total from investment operations	0.85		0.60		0.01		0.46		0.52

Net asset value, end of period	$14.18		$13.33		$12.73		$12.72		$12.26

Total return [1]	6.38%		4.71%		0.08%		3.75%		4.43%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$58,659		$56,092		$61,217		$65,183		$68,185

Ratio of total expenses to average net assets [2]	0.32%		0.31%		0.34%		0.33%		0.33%

Ratio of net investment income (loss) to average net assets	(0.31%	)	(0.31%	)	(0.34%	)	(0.33%	)	(0.33%	)

Portfolio turnover rate	23%		26%		24%		26%		38%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
[3]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2017

1 — ORGANIZATION

Penn Series Funds, Inc. (“Penn Series”) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company (“Penn Mutual”) and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual’s employee benefit plans.

Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds (each a “Fund” and collectively, the “Funds”). Penn Series also has the authority to issue shares in three additional funds, each of which would have their own investment objective and policies.

Fund of Funds (“FOFs”) – Each Penn Series FOF seeks to achieve its investment objective by investing in other Penn Series Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. Each of the following is a Penn Series FOFs: Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds.

2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material. The Funds are investment companies and follow the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic No. 946.

SECURITY VALUATION:

Money Market Fund — Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities Funds — Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Securities valued according to these evaluation methods are categorized as Level 1 in the fair value hierarchy described below. Debt and fixed income securities are valued by recognized independent third-party valuation services, employing valuation methodologies that utilize actual market transactions, broker-dealer supplied valuations, and matrix pricing. Matrix pricing for corporate bonds, floating rate notes, municipal securities and U.S. government and government agency obligations considers yield or price of bonds of comparable quality, coupon, maturity and type and, for asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities, also considers prepayment speed assumptions and attributes and performance of the underlying collateral. Securities valued according to these valuation methods are generally categorized as Level 2 in the fair value hierarchy described below. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates as of the valuation date.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2017

Options are valued at the last traded price on the market where such options are principally traded or, if there was no trade on such day, at the last bid quote. Futures contracts are valued at the last settlement price on the market where such futures contracts are principally traded. Although derivatives may be subject to netting provisions, as discussed further in Note 7, derivatives held are valued at their gross amounts.

To assess the continuing appropriateness of third party pricing service security valuations, Penn Mutual Asset Management, LLC (“PMAM” or the “Adviser”), the investment adviser to each of the Funds, or the Fund’s sub-adviser, as applicable, or the fund accounting service provider, who is subject to oversight by the Administrator, regularly monitor the prices and compare prices to alternate sources where applicable. Pricing challenges are issued for valuation differences exceeding certain tolerances or when considered not reflective of the market by the Adviser or sub-adviser, as applicable.

Securities for which market quotations are not readily available are valued at fair value prices determined using methods approved by the Penn Series Board of Directors (the “Board of Directors”). The Penn Series Valuation Committee (the “Valuation Committee”), established by and subject to oversight by the Board of Directors, monitors pricing related policies and procedures and approves all fair value determinations. The Valuation Committee consists of representatives from PMAM and Penn Mutual, the administrator to the Funds (the “Administrator”). The Valuation Committee regularly makes good faith judgments, using sources and information obtained, including recommendations and supporting rationales and inputs from the Adviser or the applicable sub-adviser, to establish and /or adjust fair valuations of securities as events occur and circumstances warrant. The information and inputs may include but are not limited to cost of the security, last sale price, private transaction trading prices, comparable publicly traded security prices, discount rates, publicly disclosed news stories and regulatory filings, estimated cash flows and yield curves. As part of its procedures, the Valuation Committee monitors the fair valued securities, considers additional news or significant developments relative to the specific security, reviews the valuations with the Adviser or respective sub-adviser on a regular basis and applies back testing procedures to valuations as applicable. Reasons for which securities may be valued in this manner include, but are not limited to, trading on an exchange for a security has been halted, suspended or has not begun, a security has been de-listed from a national exchange, trading on a security’s primary market is temporarily closed at a time when, under normal conditions, it would be open, or valuation by a third party pricing service is currently not available or is no longer available.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These securities are valued at a fair value utilizing an independent third party valuation service in accordance with procedures adopted by the Fund’s Board of Directors. The methodology and procedures followed by the valuation service consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Securities valued using such valuation service are classified as Level 2 of the fair value hierarchy as these adjustment factors are considered other observable inputs to the valuation. Values from the valuation service are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Valuation Committee. The Valuation Committee has also established a “confidence interval”, which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Valuation Committee is exceeded on a specific day, the Funds shall value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation service.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds — The valuation of each Fund’s investment in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Funds’ investments. Inputs refer broadly to the assumptions that

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2017

market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized into three broad levels as follows:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Transfers between levels 1 and 2 during the year ended December 31, 2017, if any, are shown as notes on the Schedule of Investments of the individual Fund.

Significant Level 3 items at December 31, 2017 consist of $4,768,348 of equities in the Large Growth Stock Fund which were not publicly trading. The unobservable inputs used in valuing these securities include new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies and strategic events affecting the company. Significant increases (decreases) in the valuation indicated by the new rounds of financing, valuations observed through negotiated transactions between other investors in the company or changes in the market valuation of relevant peer companies would result in directionally similar changes to the fair value. Fair value determinations are reviewed and updated on a regular basis and as information becomes available, including actual purchase and sale transactions of the issue.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of all securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Loan Agreements — Certain Funds may invest in loan agreements, also known as bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans may involve multiple loans with the same borrower under a single credit agreement (each loan, a tranche), and each tranche may have different terms and associated risks. A bank or other financial institution typically acts as the agent and administers a bank loan in accordance with the associated credit agreement. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may buy and sell bank loans in the form of either loan assignments or loan participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer. Although loan assignments continue to be administered by the agent, the buyer acquires direct rights against the borrower. In many cases, a loan assignment requires the consent of both the borrower and the agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments that the seller is entitled to receive from the borrower; however, the seller continues to hold legal title to the loan. As a result, with loan participations, the buyer generally has no right to enforce compliance with terms of the credit agreement against the borrower, and the buyer is subject to the credit risk of both the borrower and the seller. Bank loans often have extended settlement periods, during which the fund is subject to nonperformance by the counterparty.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2017

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums are accreted and amortized using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Common expenses of the Funds are allocated using methods approved by the Board of Directors, generally based on average net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds of the FOFs.

DIVIDENDS TO SHAREHOLDERS — Except for the Money Market Fund, all or a portion of each Fund’s undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2017 were deemed distributed as consent dividends to each respective Fund’s shareholders in place of regular distributions. As consent dividends, shareholders of each Fund agree to treat their share of undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2017, respectively, as dividend income and net capital gains for tax purposes. In the case of the Money Market Fund, dividends paid from undistributed net investment income and accumulated net realized gain on investments are declared daily and paid monthly.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent that these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.

The character of distributions received from Real Estate Investment Trusts (“REITs”) held by a Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from the underlying REITs based on historical data provided by the REITs.

3 — INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services

PMAM serves as investment adviser to each series of Penn Series. With the exception of the Money Market, Limited Maturity, Quality Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds, PMAM has entered into sub-advisory agreements to provide investment management services to each of the Funds.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2017

Each of the Funds pay PMAM, on a monthly basis, an advisory fee based on the average daily net assets of the Fund, at the following rates pursuant to the investment advisory agreements:

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Money Market Fund	None	0.33% of the first $200,000,000; 0.31% of the next $150,000,000; 0.29% of the next $150,000,000; 0.27% over $500,000,000.
Limited Maturity Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
Quality Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
High Yield Bond Fund	T. Rowe Price Associates, Inc	0.56% of the first $250,000,000; 0.53% over $250,000,000.
Flexibly Managed Fund	T. Rowe Price Associates, Inc	0.72% of the first $500,000,000; 0.70% of the next $2,000,000,000; 0.68% of the next $1,500,000,000; 0.65% of the next $1,000,000,000; 0.62% over $5,000,000,000.
Balanced Fund	None	None
Large Growth Stock Fund	T. Rowe Price Associates, Inc	0.72% of the first $250,000,000; 0.68% of the next $250,000,000; 0.65% over $500,000,000.
Large Cap Growth Fund	Massachusetts Financial Services Company	0.55%
Large Core Growth Fund	Wells Capital Management, Inc.	0.60%
Large Cap Value Fund	Loomis, Sayles & Company, LP	0.67% of the first $150,000,000; 0.65% over $150,000,000.
Large Core Value Fund	Eaton Vance Management	0.67% of the first $150,000,000; 0.65% of the next $250,000,000; 0.60% over $400,000,000.
Index 500 Fund	SSgA Fund Management, Inc.	0.14% of the first $150,000,000; 0.13% of the next $150,000,000; 0.12% over $300,000,000.
Mid Cap Growth Fund	Ivy Investment Management Company	0.70%
Mid Cap Value Fund	Neuberger Berman Management, Inc.	0.55% of the first $250,000,000; 0.525% of the next $250,000,000; 0.50% of the next $250,000,000; 0.475% of the next $250,000,000; 0.45% of the next $500,000,000; 0.425% over $1,500,000,000.
Mid Core Value Fund	American Century Investment Management, Inc.	0.72%
SMID Cap Growth Fund	Wells Capital Management, Inc.	0.75%
SMID Cap Value Fund*	Alliance Bernstein, LP	0.84%

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2017

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Small Cap Growth Fund	Janus Capital Management LLC	0.80% of the first $25,000,000; 0.75% of the next $25,000,000; 0.70% over $50,000,000.
Small Cap Value Fund	Goldman Sachs Asset Management, LP	0.75% of the first $50,000,000; 0.725% of the next $50,000,000; 0.70% over $100,000,000.
Small Cap Index Fund	SSgA Fund Management, Inc.	0.30%
Developed International Index Fund	SSgA Fund Management, Inc.	0.30%
International Equity Fund	Vontobel Asset Management, Inc.	0.86% of the first $227,000,000; 0.84% of the next $227,000,000; 0.82% over $454,000,000.
Emerging Markets Equity Fund**	Morgan Stanley Investment Management Inc.	0.92%
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.	0.70%
Aggressive Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderately Aggressive Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderate Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderately Conservative Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Conservative Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.

*	Prior to October 1, 2017, the SMID Cap Value Fund paid PMAM, on a monthly basis, an advisory fee of 0.95% based on the average daily net assets of the Fund.
**	Prior to June 1, 2017, the Emerging Markets Equity Fund paid PMAM, on a monthly basis, an advisory fee based on the average daily net assets of the Fund, at 1.18% for the first $2.5 billion and 1.00% thereafter.

For providing investment management services to the Funds, PMAM pays each sub-adviser, on a monthly basis, a sub-advisory fee.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2017

Administrative and Corporate, Co-Administrative and Shareholder Services

Each of the Funds pays Penn Mutual, on a quarterly basis, 0.01% of the Fund’s average daily net assets under a revised administrative and corporate services agreement and 0.09% under a shareholder servicing agreement. Each of the Funds pays PMAM, on a quarterly basis, 0.02% of the Fund’s average daily assets under a co-administrative agreement.

Fund Administration and Accounting Services

Under a fund administration and accounting agreement, BNY Mellon Investment Servicing (US), Inc. (“BNY Mellon”) serves as accounting agent for Penn Series. Each of the Funds, except the FOFs, International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund, pays BNY Mellon, on a monthly basis, an annual fee based on the average daily net assets of the Fund equal to 0.070% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. With the exception of the FOFs, International Equity Fund, Emerging Markets Equity Fund, Developed International Index Fund and Money Market Fund, the minimum annual fee each Fund must pay is $27,500. The annual accounting fee for each of the FoFs shall be an asset based fee of 0.010% of FOF’s average daily net assets, exclusive of out-of-pocket expenses. Each FOF’s minimum annual fee is $12,000. The minimum annual fee is $48,000 for each of the International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund. The Money Market Fund pays no minimum annual fee. Each of the International Equity, Emerging Markets Equity and Developed International Index Funds pays BNY Mellon, on a monthly basis, an annual 0.080% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter. In addition, each of the Funds pays BNY Mellon approximately 0.010% of the Fund’s average daily net assets for tax and regulatory administration services.

Transfer Agent Services

Under a transfer agency agreement, BNY Mellon serves as transfer agent for Penn Series.

Custodial Services

The Bank of New York Mellon, Inc., serves as custodian for Penn Series. In addition to transaction charges and out-of-pocket expenses, each of the Funds pay The Bank of New York Mellon, Inc., on a monthly basis, an annual custody fee of 0.007% for U.S. securities. The Bank of New York Mellon, Inc. serves as foreign custodian for Penn Series. There is a separate custody fee schedule for foreign securities.

Expenses and Limitations Thereon

Each Fund bears all expenses of its operations other than those incurred by PMAM and, it applicable its sub-adviser under its respective investment advisory agreement and those incurred by Penn Mutual under its administrative and corporate services agreement. PMAM and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund’s total expense ratio (excluding nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, Acquired Fund Fees and Expenses, service fees, interest, taxes, brokerage commissions, other capitalized expenses and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of a Fund’s business, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows:

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2017

Fund	Expense Limitation	Fund	Expense Limitation
Money Market	0.64%	SMID Cap Growth	1.07%
Limited Maturity Bond	0.74%	SMID Cap Value	1.26%
Quality Bond	0.73%	Small Cap Growth	1.13%
High Yield Bond	0.92%	Small Cap Value	1.02%
Flexibly Managed	0.94%	Small Cap Index	0.74%
Balanced	0.79%	Developed International Index	0.94%
Large Growth Stock	1.02%	International Equity	1.20%
Large Cap Growth	0.89%	Emerging Markets Equity	1.78%
Large Core Growth	0.90%	Real Estate Securities	1.02%
Large Cap Value	0.96%	Aggressive Allocation*	0.40%
Large Core Value	0.96%	Moderately Aggressive Allocation*	0.34%
Index 500	0.42%	Moderate Allocation*	0.34%
Mid Cap Growth	1.00%	Moderately Conservative Allocation*	0.35%
Mid Cap Value	0.83%	Conservative Allocation*	0.38%
Mid Core Value	1.11%

* For FoFs, with the exception of the Balanced Fund, the operating expense limit applies only at the Fund level and does not limit the fees indirectly incurred by the FOFs through their investments in the Underlying Funds.

Effective September 10, 2009, Penn Series, on behalf of its Money Market Fund, PMAM, and Penn Mutual, entered into an agreement whereby PMAM and Penn Mutual may temporarily and voluntarily waive fees and/or reimburse expenses in excess of their current fee waiver and expense reimbursement commitments in an effort to maintain a minimum net distribution yield for the Money Market Fund. Under the agreement, PMAM and Penn Mutual may, subject to certain minimum yield criteria, as well as a prospective three-year reimbursement period, recapture from the Money Market Fund any fees or expenses waived and/or reimbursed under this arrangement. These reimbursement payments by the Fund to PMAM and/or Penn Mutual are considered “extraordinary expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect the Fund’s future yield.

If, at the end of each month, there is no liability of PMAM and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the preceding three fiscal years have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction is eligible to be recaptured by PMAM and Penn Mutual and, if recaptured, would become payable by the Funds to PMAM and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month, as applicable. Penn Mutual and/or PMAM’s election not to recapture the amount of any reduction and reimbursement to which it is entitled in no way impairs the rights of Penn Mutual and/or PMAM to subsequently recapture such amount, provided that such amount remains eligible for recapture and would not cause the Fund to exceed its expense limit for that fee payment period.

As of December 31, 2017, the following Funds had waived and/or reimbursed administrative and corporate services fees that are subject to potential recapture by Penn Mutual through the periods stated below. If not recaptured, the waiver and/or reimbursed administrative and corporate services fees will expire according to the table below:

December 31, 2018
Money Market Fund	$75,300
Balanced Fund	—

During the year ended December 31, 2017, previously waived administrative fees were recaptured by Penn Mutual. The recaptured fees are shown as Recaptured administrative fees on the statement of operations and are as follows:

Large Cap Growth Fund	$760

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2017

As of December 31, 2017, the following Funds had waived and/or reimbursed advisory fees that are subject to potential recapture by PMAM through the periods stated below. If not recaptured, the waived and/or reimbursed advisory fees will expire according to the table below:

	December 31, 2018	December 31, 2019	December 31, 2020
Money Market Fund	$372,994	$165,367	$5,100
SMID Cap Value Fund	—	—	—
Small Cap Index Fund	—	—	—
Developed International Index Fund	—	—	—
During the year ended December 31, 2017, previously waived advisory fees were recaptured by PMAM. The recaptured fees are shown as Recaptured advisory fees on the statement of operations and are as follows:

Money Market Fund	$268,717
SMID Cap Growth	3,213

Total fees of $418,000 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the year ended December 31, 2017. Directors who are also employees of PMAM or its affiliates and officers of the Company receive no compensation from the Company for their services.

4 — RELATED PARTY TRANSACTIONS

Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at December 31, 2017 are as follows:

Money Market Fund	$7,976,606
Limited Maturity Bond Fund	33,290,820
Quality Bond Fund	14,265,175
Large Growth Stock Fund	18,026,130
Large Core Value Fund	25,932,555
Index 500 Fund	24,739,069
SMID Cap Growth Fund	4,856,463
SMID Cap Value Fund	5,186,310
Small Cap Index Fund	4,185,216
Developed International Index Fund	3,222,556
International Equity Fund	8,132,190

Certain Funds affect trades for security purchase and sale transactions through brokers that are affiliates of the Adviser or the sub-advisers. Commissions paid on those trades from the Funds for the year ended December 31, 2017 were as follows:

Large Growth Stock Fund	$44
SMID Cap Growth Fund	3,655
Small Cap Value Fund	32,229
Emerging Markets Equity Fund	7,520

The Funds may purchase securities from or sell to other funds that have a common adviser. These interfund transactions are primarily used for transactional cost purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2017

A Summary of the FoF’s total long-term and short-term purchases and sales of the shares of the underlying Funds during the period ended December 31, 2017 is as follows:

Balanced Fund	Total Value at 12/31/16	Purchases	Sales Proceeds	Realized Gain Loss	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/17	Dividend Income
Penn Series Quality Bond Fund	$31,009,450	$4,562,247	$3,364,768	$860,871	$582,567	$33,650,367	$—
Penn Series Index 500 Fund	46,514,174	2,403,154	8,007,296	5,584,477	3,946,659	50,441,167	—

	$77,523,624	$6,965,401	$11,372,064	$6,445,348	$4,529,226	$84,091,534	$—

Aggressive Allocation Fund	Total Value at 12/31/16	Purchases	Sales Proceeds	Realized Gain Loss	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/17	Dividend Income
Penn Series Quality Bond Fund	$2,459,821	$624,981	$961,342	$125,926	$(8,701)	$2,240,685	$—
Penn Series Flexibly Managed Fund	1,844,866	361,231	243,717	108,338	168,441	2,239,159	—
Penn Series Large Growth Stock Fund	1,229,910	129,345	920,746	313,636	(5,759)	746,386	—
Penn Series Large Cap Growth Fund	1,229,910	882,585	286,381	107,759	305,286	2,239,159	—
Penn Series Large Cap Value Fund	4,919,641	749,498	1,841,510	947,214	(296,523)	4,478,319	—
Penn Series Large Core Value Fund	4,919,641	2,506,037	865,807	522,574	381,419	7,463,864	—
Penn Series High Yield Bond Fund	1,229,910	331,649	162,478	9,681	84,011	1,492,773	—
Penn Series Index 500 Fund	2,459,821	390,114	392,460	274,618	253,454	2,985,546	—
Penn Series Limited Maturity Bond Fund	1,844,865	1,353,182	244,534	2,458	29,575	2,985,546	—
Penn Series Mid Cap Growth Fund	1,229,910	174,979	237,652	109,762	215,775	1,492,773	—
Penn Series Mid Cap Value Fund	3,074,776	529,577	406,195	194,890	338,884	3,731,932	—
Penn Series Mid Core Value Fund	3,074,776	691,370	406,198	236,151	135,833	3,731,932	—
Penn Series SMID Cap Growth Fund	1,229,910	174,979	239,690	137,840	189,734	1,492,773	—
Penn Series SMID Cap Value Fund	3,074,776	727,792	501,192	309,209	121,347	3,731,932	—
Penn Series Small Cap Growth Fund	1,844,866	277,424	329,739	174,969	271,639	2,239,159	—
Penn Series Small Cap Value Fund	1,844,866	439,540	286,025	180,481	60,297	2,239,159	—
Penn Series Small Cap Index Fund	614,955	135,179	91,318	64,726	22,845	746,387	—
Penn Series Developed International Index Fund	6,149,551	935,671	1,091,230	381,403	1,088,470	7,463,864	—
Penn Series International Equity Fund	8,609,372	1,266,075	2,012,711	839,936	1,746,738	10,449,410	—
Penn Series Emerging Markets Equity Fund	6,764,507	962,384	1,749,801	273,330	1,959,832	8,210,251	—
Penn Series Real Estate Securities Fund	1,844,865	495,896	243,717	135,448	6,667	2,239,159	—

	$61,495,515	$14,139,486	$13,514,443	$5,450,349	$7,069,260	$74,640,168	$—

Moderately Aggressive Allocation Fund	Total Value at 12/31/16	Purchases	Sales Proceeds	Realized Gain Loss	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/17	Dividend Income
Penn Series Limited Maturity Bond Fund	$13,751,797	$8,703,748	$1,447,295	$160,988	$87,244	$21,256,483	$—
Penn Series Quality Bond Fund	22,919,661	4,047,831	6,828,151	1,292,504	(160,872)	21,270,973	—
Penn Series High Yield Fund	4,583,932	853,438	481,840	105,446	253,145	5,314,121	—
Penn Series Flexibly Managed Fund	13,751,797	1,514,739	1,445,520	682,458	1,438,888	15,942,362	—

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2017

Moderately Aggressive Allocation Fund (continued)	Total Value at 12/31/16	Purchases	Sales Proceeds	Realized Gain Loss	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/17	Dividend Income
Penn Series Large Growth Stock Fund	$4,583,932	$343,508	$3,459,614	$1,393,086	$(203,852)	$2,657,060	$—
Penn Series Large Cap Growth Fund	4,583,932	2,878,464	1,055,753	404,539	1,159,999	7,971,181	—
Penn Series Large Cap Value Fund	18,335,729	1,787,404	6,635,615	3,594,053	(1,139,209)	15,942,362	—
Penn Series Large Core Value Fund	18,335,729	7,718,621	2,848,370	1,811,502	1,553,122	26,570,604	—
Penn Series Index 500 Fund	9,167,865	818,480	1,358,924	959,495	1,041,326	10,628,242	—
Penn Series Mid Cap Growth Fund	4,583,932	368,458	871,758	464,857	768,632	5,314,121	—
Penn Series Mid Cap Value Fund	9,167,864	843,853	1,009,631	470,430	1,155,725	10,628,242	—
Penn Series Mid Core Value Fund	9,167,864	1,360,242	1,010,085	607,818	502,403	10,628,242	—
Penn Series SMID Cap Growth Fund	2,291,966	184,229	442,441	40,455	582,851	2,657,060	—
Penn Series SMID Cap Value Fund	9,167,864	1,527,778	1,331,880	853,732	410,748	10,628,242	—
Penn Series Small Cap Growth Fund	4,583,932	380,542	784,613	416,112	718,148	5,314,121	—
Penn Series Small Cap Value Fund	6,875,898	1,116,061	911,549	595,724	295,047	7,971,181	—
Penn Series Small Cap Index Fund	4,583,932	651,267	577,278	413,079	243,121	5,314,121	—
Penn Series Developed International Index Fund	16,043,762	1,368,638	2,734,241	969,343	2,951,921	18,599,423	—
Penn Series International Equity Fund	27,503,593	2,210,747	6,363,986	2,877,524	5,656,847	31,884,725	—
Penn Series Emerging Markets Equity Fund	18,335,729	1,473,831	4,776,046	684,546	5,538,422	21,256,483	—
Penn Series Real Estate Securities Fund	6,875,898	1,276,366	722,760	514,622	27,055	7,971,181	—

	$229,196,608	$41,428,245	$47,097,350	$19,312,315	$22,880,712	$265,720,530	$—

Moderate Allocation Fund	Total Value at 12/31/16	Purchases	Sales Proceeds	Realized Gain Loss	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/17	Dividend Income
Penn Series Money Market Fund	$27	$—	$27	$—	$—	$—	$—
Penn Series Limited Maturity Bond Fund	29,829,840	14,527,506	3,764,274	364,107	136,423	41,093,602	—
Penn Series Quality Bond Fund	86,175,095	7,606,082	18,905,746	4,525,641	(584,646)	78,816,427	—
Penn Series High Yield Fund	9,943,280	859,877	1,251,108	522,493	198,859	10,273,401	—
Penn Series Flexibly Managed Fund	19,886,560	554,272	2,730,642	1,493,654	1,342,956	20,546,801	—
Penn Series Large Growth Stock Fund	6,628,853	127,633	4,935,168	3,302,132	(1,698,983)	3,424,467	—
Penn Series Large Cap Growth Fund	3,314,427	3,416,749	1,108,118	425,278	800,598	6,848,934	—
Penn Series Large Cap Value Fund	16,572,134	454,972	8,643,247	4,617,864	(2,728,323)	10,273,400	—
Penn Series Large Core Value Fund	16,572,134	7,657,013	3,243,486	1,901,938	1,083,669	23,971,268	—
Penn Series Index 500 Fund	9,943,280	241,661	1,907,709	1,242,309	753,860	10,273,401	—

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2017

Moderate Allocation Fund (continued)	Total Value at 12/31/16	Purchases	Sales Proceeds	Realized Gain Loss	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/17	Dividend Income
Penn Series Mid Cap Growth Fund	$6,628,854	$149,193	$1,573,070	$1,041,437	$602,520	$6,848,934	$—
Penn Series Mid Cap Value Fund	9,943,280	230,891	1,531,853	706,235	924,846	10,273,400	—
Penn Series Mid Core Value Fund	16,572,134	1,025,866	2,316,890	1,421,982	419,242	17,122,334	—
Penn Series SMID Cap Growth Fund	3,314,427	74,596	799,141	69,828	764,757	3,424,467	—
Penn Series SMID Cap Value Fund	6,628,853	567,870	1,179,395	723,189	108,417	6,848,934	—
Penn Series Small Cap Growth Fund	3,314,427	74,596	722,031	442,206	315,269	3,424,467	—
Penn Series Small Cap Value Fund	9,943,280	795,543	1,638,394	1,078,092	94,879	10,273,400	—
Penn Series Small Cap Index Fund	6,628,853	352,409	1,001,908	659,352	210,228	6,848,934	—
Penn Series Developed International Index Fund	16,572,133	372,982	3,575,733	1,159,663	2,593,289	17,122,334	—
Penn Series International Equity Fund	29,829,840	671,368	8,255,571	3,763,515	4,811,051	30,820,202	—
Penn Series Emerging Markets Equity Fund	16,572,134	372,982	5,030,852	1,106,931	4,101,138	17,122,334	—
Penn Series Real Estate Securities Fund	6,628,853	570,379	834,072	592,031	(108,257)	6,848,934	—

	$331,442,698	$40,704,440	$74,948,434	$31,159,879	$14,141,793	$342,500,375	$—

Moderately Conservative Allocation Fund	Total Value at 12/31/16	Purchases	Sales Proceeds	Realized Gain Loss	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/17	Dividend Income
Penn Series Money Market Fund	$8	$—	$8	$—	$—	$—	$—
Penn Series Limited Maturity Bond Fund	18,440,138	5,382,064	2,663,420	288,520	17,908	21,465,211	—
Penn Series Quality Bond Fund	33,968,676	3,016,496	7,278,033	1,781,048	(244,777)	31,243,409	—
Penn Series High Yield Fund	2,911,601	227,029	420,429	153,069	55,804	2,927,074	—
Penn Series Flexibly Managed Fund	7,764,269	389,702	1,446,267	822,138	275,690	7,805,532	—
Penn Series Large Growth Stock Fund	970,533	18,884	1,167,474	692,035	(513,979)	—	—
Penn Series Large Cap Growth Fund	970,534	1,030,275	404,433	156,095	198,912	1,951,383	—
Penn Series Large Cap Value Fund	4,852,668	196,930	2,671,145	1,459,492	(910,870)	2,927,074	—
Penn Series Large Core Value Fund	4,852,668	2,240,710	1,126,692	509,374	353,780	6,829,840	—
Penn Series Index 500 Fund	1,941,067	97,426	472,940	341,681	44,149	1,951,383	—
Penn Series Mid Cap Value Fund	970,534	1,016,951	193,526	89,498	67,926	1,951,383	—
Penn Series Mid Core Value Fund	1,941,067	132,760	335,665	208,533	4,689	1,951,383	—
Penn Series SMID Cap Value Fund	970,534	91,175	206,251	145,533	(25,300)	975,691	—
Penn Series Small Cap Value Fund	1,941,067	171,514	387,284	77,140	148,946	1,951,383	—
Penn Series Small Cap Index Fund	970,533	59,336	179,942	134,160	(8,396)	975,691	—

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2017

Moderately Conservative Allocation Fund (continued)	Total Value at 12/31/16	Purchases	Sales Proceeds	Realized Gain Loss	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/17	Dividend Income
Penn Series Developed International Index Fund	$2,911,601	$146,138	$783,422	$286,280	$366,477	$2,927,074	$—
Penn Series International Equity Fund	5,823,201	292,277	1,920,434	961,002	698,104	5,854,149	—
Penn Series Emerging Markets Equity Fund	2,911,601	146,138	2,012,402	451,298	454,748	1,951,383	—
Penn Series Real Estate Securities Fund	1,941,067	167,191	296,251	151,805	(12,430)	1,951,383	—

	$97,053,367	$14,822,995	$23,966,017	$8,708,703	$971,379	$97,590,426	$—

Conservative Allocation Fund	Total Value at 12/31/16	Purchases	Sales Proceeds	Realized Gain Loss	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/17	Dividend Income
Penn Series Money Market Fund	$19	$—	$19	$—	$—	$—	$—
Penn Series Limited Maturity Bond Fund	16,047,879	5,031,079	2,820,185	279,370	(8,912)	18,529,230	—
Penn Series Quality Bond Fund	24,901,882	4,223,412	5,933,674	1,433,736	(289,163)	24,336,192	—
Penn Series High Yield Fund	1,660,126	266,629	311,279	111,952	9,688	1,737,116	—
Penn Series Flexibly Managed Fund	4,427,001	686,445	1,122,116	569,011	71,967	4,632,308	—
Penn Series Large Cap Value Fund	1,660,126	200,069	1,446,265	354,018	(188,910)	579,039	—
Penn Series Large Core Value Fund	1,660,126	1,422,693	536,370	113,686	235,057	2,895,192	—
Penn Series Index 500 Fund	553,375	85,806	173,553	125,176	(11,766)	579,038	—
Penn Series Mid Cap Value Fund	—	579,412	373	—	—	579,038	—
Penn Series Mid Core Value Fund	1,106,750	184,150	260,007	95,232	31,952	1,158,077	—
Penn Series Developed International Index Fund	1,106,750	171,611	373,876	109,406	144,186	1,158,077	—
Penn Series International Equity Fund	1,106,751	171,611	440,808	89,260	231,263	1,158,077	—
Penn Series Emerging Markets Equity Fund	553,375	85,806	814,923	131,058	44,684	—	—
Penn Series Real Estate Securities Fund	553,375	95,827	111,476	453	40,859	579,038	—

	$55,337,535	$13,204,550	$14,344,924	$3,412,357	$310,904	$57,920,422	$—

5 — PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 2017, the Funds made the following purchases and sales of portfolio securities, other than short-term securities:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Limited Maturity Bond Fund	$26,573,896	$35,953,390	$169,681,317	$158,026,564
Quality Bond Fund	144,595,149	184,896,374	224,369,306	205,218,282
High Yield Bond Fund	—	—	127,888,612	133,892,056
Flexibly Managed Fund	93,345,553	—	1,910,750,256	2,105,174,563
Balanced Fund	—	—	6,965,401	11,372,064
Large Growth Stock Fund	—	—	149,426,127	183,821,720
Large Cap Growth Fund	—	—	18,461,913	14,116,138
Large Core Growth Fund	—	—	71,712,414	80,086,516
Large Cap Value Fund	—	—	33,267,463	54,346,949
Large Core Value Fund	—	—	206,531,143	207,578,498
Index 500 Fund	—	—	11,372,955	38,141,080

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2017

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Mid Cap Growth Fund	$—	$—	$28,146,168	$37,062,768
Mid Cap Value Fund	—	—	52,310,380	66,129,685
Mid Core Value Fund	—	—	41,817,735	50,161,426
SMID Cap Growth Fund	—	—	39,826,262	43,639,166
SMID Cap Value Fund	—	—	30,118,649	37,044,074
Small Cap Growth Fund	—	—	23,031,662	28,817,798
Small Cap Value Fund	—	—	144,938,391	153,013,013
Small Cap Index Fund	—	—	10,260,580	15,369,255
Developed International Index Fund	—	—	4,816,329	6,107,441
International Equity Fund	—	—	110,008,150	152,608,423
Emerging Markets Equity Fund	—	—	70,116,226	76,572,062
Real Estate Securities Fund	—	—	103,120,863	107,931,784
Aggressive Allocation Fund	—	—	14,139,486	13,514,443
Moderately Aggressive Allocation Fund	—	—	41,428,245	47,097,350
Moderate Allocation Fund	—	—	40,704,440	74,948,407
Moderately Conservative Allocation Fund	—	—	14,822,995	23,966,009
Conservative Allocation Fund	—	—	13,204,550	14,344,905

6 — FEDERAL INCOME TAXES

Each Fund has qualified and intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code for federal income tax purposes. As such, each Fund is required to distribute all investment company taxable income and net capital gains, if any, to its shareholders in order to avoid the imposition of entity-level federal, state, and local income taxes as well as an entity-level excise tax. Except for the Money Market Fund, to the extent any Fund had undistributed investment company taxable income and net capital gains at December 31, 2017, such undistributed investment company taxable income and net capital gains were deemed distributed as consent dividends in place of regular distributions. Accordingly, no provision has been made for federal, state, or local income and excise taxes.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law. The Act amended several tax rules impacting the Funds. Some highlights of the enacted provisions are as follows:

The Act allows for capital losses occurring in the taxable years beginning after December 22, 2010 (“post-enactment losses”) to be carried forward indefinitely. However, the Act requires any future gains to be first offset by post-enactment losses before using capital losses incurred in the taxable years beginning prior to the effective date of the Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment loss carryforwards have an increased likelihood to expire unused. Furthermore, post-enactment losses will retain their character as either long-term capital losses or short-term capital losses rather than being considered all short-term capital losses as under previous law.

The Act provides that a RIC may elect for any taxable year to treat any portion of any qualified late-year loss for such taxable year as arising on the first day of the following taxable year. The term “qualified late-year loss” means any post-October capital loss and any late-year ordinary loss.

The Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.

Reclassification of Capital Accounts:

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain or net investment income, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2017, primarily attributable to consent dividends, reclass of capital gains tax income recognized from pass-through entities, the disallowance of net operating losses, the tax treatment of Passive Foreign Investment Companies, the redesignation of

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2017

dividend distributions, the reclassification of net foreign currency exchange gains or losses and the reclassification of paydown losses were reclassed between the following accounts:

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains	Increase (Decrease) Paid-in Capital
Money Market Fund	$68	$(416)	$348
Limited Maturity Bond Fund	(4,145,693)	(88,084)	4,233,777
Quality Bond Fund	(12,605,875)	(2,211,160)	14,817,035
High Yield Bond Fund	(9,230,443)	974,614	8,255,829
Flexibly Managed Fund	(39,893,417)	(273,150,493)	313,043,910
Balanced Fund	151,658	(6,161,093)	6,009,435
Large Growth Stock Fund	69,641	(52,184,196)	52,114,555
Large Cap Growth Fund	(206,740)	(3,322,462)	3,529,202
Large Core Growth Fund	202,309	(17,317,052)	17,114,743
Large Cap Value Fund	(3,188,193)	(11,632,847)	14,821,040
Large Core Value Fund	(2,856,290)	(20,276,537)	23,132,827
Index 500 fund	(7,549,335)	(16,898,241)	24,447,576
Mid Cap Growth Fund	195,750	(3,082,814)	2,887,064
Mid Cap Value Fund	(1,499,374)	(11,568,361)	13,067,735
Mid Core Value Fund	(1,415,080)	(9,718,319)	11,133,399
SMID Cap Growth Fund	284,263	(5,303,310)	5,019,047
SMID Cap Value Fund	(91,694)	(9,511,963)	9,603,657
Small Cap Growth Fund	525,188	(9,382,272)	8,857,084
Small Cap Value Fund	(1,295,635)	(26,344,875)	27,640,510
Small Cap Index Fund	(474,804)	(5,612,462)	6,087,266
Developed International Index Fund	(2,382,501)	(92,410)	2,474,911
International Equity Fund	(401,293)	(42,875,793)	43,277,086
Emerging Markets Equity Fund	(383,725)	710,893	(327,168)
Real Estate Securities Fund	(2,595,313)	(5,422,128)	8,017,441
Aggressive Allocation Fund	210,274	(5,365,580)	5,155,306
Moderately Aggressive Allocation Fund	747,473	(19,005,808)	18,258,335
Moderate Allocation Fund	987,210	(30,932,838)	29,945,628
Moderately Conservative Allocation Fund	294,171	(8,623,767)	8,329,596
Conservative Allocation Fund	179,026	(3,390,583)	3,211,557

These reclassifications had no effect on net assets or net asset value per share.

Tax character of distributions:

The tax character of dividends and distributions declared and paid or deemed distributed during the years ended December 31, 2017 and 2016 were as follows:

	Ordinary Income and Short-Term Capital Gains		Long-Term Capital Gains		Total
	2017	2016	2017	2016	2017	2016
Money Market Fund	$10,464	$12,238	$67	$—	$10,531	$12,238
Limited Maturity Bond Fund	4,233,777	3,295,777	—	—	4,233,777	3,295,777
Quality Bond Fund	13,597,499	16,826,963	1,219,536	697,174	14,817,035	17,524,137
High Yield Bond Fund	8,255,829	10,993,015	—	—	8,255,829	10,993,015
Flexibly Managed Fund	104,915,023	51,078,542	208,128,887	217,226,096	313,043,910	268,304,638

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2017

	Ordinary Income and Short-Term Capital Gains		Long-Term Capital Gains		Total
	2017	2016	2017	2016	2017	2016
Balanced Fund	$1,606,660	$1,701,449	$7,967,890	$5,901,760	$9,574,550	$7,603,209
Large Growth Stock Fund	1,075,448	—	51,039,107	30,775,570	52,114,555	30,775,570
Large Cap Growth Fund	445,139	327,867	3,084,063	1,588,681	3,529,202	1,916,548
Large Core Growth Fund	6,153,058	141,437	10,961,685	16,228,909	17,114,743	16,370,346
Large Cap Value Fund	4,123,354	3,190,028	10,697,686	1,659,591	14,821,040	4,849,619
Large Core Value Fund	7,880,939	2,800,969	15,251,888	5,474,933	23,132,827	8,275,902
Index 500 Fund	7,860,846	7,541,297	16,586,730	16,604,259	24,447,576	24,145,556
Mid Cap Growth Fund	443,281	26,915	2,443,718	1,083,590	2,886,999	1,110,505
Mid Cap Value Fund	1,397,474	1,632,432	11,670,301	—	13,067,775	1,632,432
Mid Core Value Fund	2,651,933	1,981,801	8,481,515	3,221,749	11,133,448	5,203,550
SMID Cap Growth Fund	3,697,969	—	1,321,078	7,023,771	5,019,047	7,023,771
SMID Cap Value Fund	357,939	70,637	9,245,718	4,328,537	9,603,657	4,399,174
Small Cap Growth Fund	610,391	—	8,246,693	2,299,699	8,857,084	2,299,699
Small Cap Value Fund	7,020,337	1,962,873	20,620,173	15,784,977	27,640,510	17,747,850
Small Cap Index Fund	1,050,349	474,084	5,036,917	3,588,786	6,087,266	4,062,870
Developed International Index Fund	2,474,911	2,295,934	—	—	2,474,911	2,295,934
International Equity Fund	1,766,962	3,074,419	41,510,124	12,377,676	43,277,086	15,452,095
Emerging Markets Equity Fund	406,498	486,464	—	—	406,498	486,464
Real Estate Securities Fund	4,326,082	3,061,289	3,691,359	9,209,859	8,017,441	12,271,148
Aggressive Allocation Fund	1,092,797	630,756	9,233,911	10,100,778	10,326,708	10,731,534
Moderately Aggressive Allocation Fund	4,199,292	2,765,962	31,884,835	34,221,645	36,084,127	36,987,607
Moderate Allocation Fund	6,271,347	5,448,175	43,919,512	37,876,701	50,190,859	43,324,876
Moderately Conservative Allocation Fund	1,986,943	1,861,547	11,224,977	10,724,743	13,211,920	12,586,290
Conservative Allocation Fund	1,292,069	1,200,562	4,205,025	6,514,472	5,497,094	7,715,034

Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.

Capital loss carryforwards:

At December 31, 2017, the following Funds had capital loss carryforwards (post-enactment losses) available to offset future realized capital gains:

	Short-Term Capital Loss	Long-Term Capital Loss
Money Market Fund	$10	—
Limited Maturity Bond Fund	—	542,797
High Yield Bond Fund	3,564,927	4,011,900
Developed International Index Fund	91,181	199,956

During the year ended December 31, 2017, the following Fund utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts:

High Yield Bond Fund	$3,789,044
Mid Cap Value Fund	9,122,710
Developed International Index Fund	1,687,627
Emerging Markets Equity Fund	10,243,702

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2017

Qualified Late-Year Losses:

The following Funds elected to treat the qualified late-year losses as having occurred on January 1, 2018:

	Late-Year Ordinary Losses	Late-Year Capital Losses
Limited Maturity Fund	$—	$203,911
High Yield Bond Fund	58,264	—
Flexibly Managed Fund	10,045	—
Mid Cap Value Fund	—	764,800
Mid Core Value Fund	38,042	—
Real Estate Securities Fund	—	622,371
Developed International Index Fund	—	70,236

Tax cost of securities:

At December 31, 2017, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at December 31, 2017 were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Money Market Fund	$83,516,706	$—	$—	$—
Limited Maturity Bond Fund	205,214,121	752,521	(1,546,748)	(794,227)
Quality Bond Fund	506,444,341	6,920,772	(2,747,047)	4,173,725
High Yield Bond Fund	164,815,107	5,614,562	(1,650,578)	3,963,984
Flexibly Managed Fund	3,404,485,018	553,286,678	(64,627,481)	488,659,197
Balanced Fund	50,704,230	36,097,752	(2,547,713)	33,550,039
Large Growth Stock Fund	221,564,258	88,272,690	(2,530,976)	85,741,714
Large Cap Growth Fund	44,912,411	14,591,668	(398,957)	14,192,711
Large Core Growth Fund	103,880,799	20,971,033	(195,200)	20,775,833
Large Cap Value Fund	152,814,124	56,167,268	(7,343,829)	48,823,439
Large Core Value Fund	192,756,319	28,246,687	(2,602,554)	25,644,133
Index 500 fund	239,618,220	262,541,811	(15,180,304)	247,361,507
Mid Cap Growth Fund	94,437,355	31,908,412	(4,888,920)	27,019,492
Mid Cap Value Fund	140,692,576	42,941,943	(4,863,206)	38,078,737
Mid Core Value Fund	87,220,138	15,079,142	(3,134,860)	11,944,282
SMID Cap Growth Fund	54,906,390	11,629,455	(1,503,172)	10,126,283
SMID Cap Value Fund	68,331,823	19,476,121	(1,903,870)	17,572,251
Small Cap Growth Fund	72,667,020	32,832,019	(3,036,265)	29,795,754
Small Cap Value Fund	206,507,852	58,778,443	(2,910,114)	55,868,329
Small Cap Index Fund	57,254,007	30,461,111	(6,020,703)	24,440,408
Developed International Index Fund	86,457,022	42,262,274	(12,745,110)	29,517,164
International Equity Fund	287,082,407	97,576,926	(8,427,300)	89,149,626
Emerging Markets Equity Fund	136,648,368	53,643,172	(3,686,041)	49,957,131
Real Estate Securities Fund	123,963,357	14,987,608	(2,039,773)	12,947,835
Aggressive Allocation Fund	55,527,828	19,704,789	(297,833)	19,406,956
Moderately Aggressive Allocation Fund	189,204,983	78,409,697	(860,632)	77,549,065
Moderate Allocation Fund	251,709,974	91,818,283	(973,912)	90,844,371
Moderately Conservative Allocation Fund	79,064,224	19,646,461	(247,033)	19,399,428
Conservative Allocation Fund	51,610,486	7,125,261	(79,213)	7,046,048

The differences between book basis and tax basis appreciation are primarily due to wash sales, Passive Foreign Investment Companies, Partnership Investments, Trust Preferred Securities, real estate investment trust adjustments, and the treatment of certain corporate actions.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2017

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

7 — DERIVATIVE FINANCIAL INSTRUMENTS

The Funds may trade derivative financial instruments in the normal course of investing activities to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include purchase options, written options, forward foreign currency exchange contracts and futures contracts.

The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts — A futures contract is a standardized contract between two parties to buy or sell a specified asset at a specified future date at a price agreed today (the future price). The party agreeing to buy the underlying asset in the future assumes a long position. The price is determined by the instantaneous equilibrium between the forces of supply and demand among competing buy and sell orders on the exchange at the time of the purchase or sale of the contract.

To the extent permitted by the investment objective, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. The Index 500, Developed International Index and Small Cap Index Funds employ futures to maintain market exposure and otherwise assist in attempting to replicate the performance of their respective indices. These derivatives offer unique characteristics and risks that assist the Funds in meeting their investment objectives. The Funds typically use derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Funds through the use of futures contracts to earn “market-like” returns with the Funds’ excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Funds. By purchasing these instruments, the Funds may more effectively achieve the desired fund characteristics that assist in meeting the Funds’ investment objectives.

Futures contracts involve a number of risks, such as possible default by the counterparty to the transaction, credit risk with respect to initial and variation margins held in a brokerage account, market movement and the potential of greater loss than if these techniques had not been used by a Fund. These investments can also increase the Fund’s share price and expose the Fund to significant additional costs.

The Limited Maturity Bond, Quality Bond, Index 500, Small Cap Index and Developed International Index Funds have entered into futures contracts during the year ended December 31, 2017. Open futures contracts held by the Limited Maturity Bond, Quality Bond, Index 500, Developed International Index and Small Cap Index Funds at December 31, 2017 are listed after the Fund’s Schedule of Investments.

Options — An option establishes a contract between two parties concerning the buying or selling of an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in some specific transaction on the asset, while the seller incurs the obligation to fulfill the transaction if so requested by the buyer. The price of an option derives from the difference between the reference price and the value of the underlying asset plus a premium based on the time remaining until the expiration of the option. The Funds may buy and sell options, or write options.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operation.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2017

The Quality Bond, Flexibly Managed and Mid Cap Growth Funds received premiums for options written. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk that there may be an illiquid market where the Funds are unable to close the contract.

The total market value of written options held in the Flexibly Managed Fund and Mid Cap Growth Fund as of December 31, 2017 can be found on the Schedule of Investments.

Forward Foreign Currency Contracts — A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

The High Yield Bond and Mid Core Value Funds entered into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The Funds hedge currencies in times of base currency weakness in order to reduce the volatility of returns for the local securities which the Fund owns.

Foreign forward currency contracts involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the portfolio manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position. These investments can also increase the volatility of the Fund’s share price and expose the Fund to significant additional costs. The forward foreign currency contracts outstanding are listed after the Fund’s Schedule of Investments.

The following is a summary of the location of derivatives on the Funds’ Statements of Assets and Liabilities as of December 31, 2017:

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity contracts	Investments at value Net unrealized appreciation in value of investments, futures contracts and foreign currency related items*	Call options written, at value Net unrealized appreciation in value of investments, futures contracts and foreign currency related items*
Interest rate contracts	Net unrealized appreciation in value of investments, futures contracts and foreign currency related items*	Net unrealized appreciation in value of investments, futures contracts and foreign currency contracts*
Foreign currency contracts	Net unrealized appreciation of forward foreign currency contracts	Net unrealized depreciation of forward foreign currency contracts

* Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2017

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The following is a summary of the gross amount of each Fund’s derivative instrument holdings categorized by primary risk exposure as of December 31, 2017:

	ASSET DERIVATIVE VALUE			LIABILITY DERIVATIVE VALUE
	Equity contracts	Foreign currency contracts	Interest rate contracts	Equity contracts	Foreign currency contracts	Interest rate contracts
Limited Maturity Bond Fund	—	—	$12,844	—	—	$(135,629)
Quality Bond Fund	—	—	187,500	—	—	(5,000)
High Yield Fund	—	$12,660	—	—	$58,406	—
Flexibly Managed Fund	$4,271,346	—	—	$(39,847,984)	—	—
Index 500 Fund	37,060	—	—	—	—	—
Mid Cap Growth	10,343	—	—	(20,224)	—	—
Mid Core Value Fund	—	1,089	—	—	(52,281)	—
Small Cap Index Fund	31,598	—	—	—	—	—
Developed International Index Fund	34,163	—	—	—	—	—

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may participate in International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement” or “ISDA”) with derivative contract counterparties or enter into similar agreements covering foreign exchange contracts (“Fx Letters”). An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter (“OTC”) traded derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Also, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. An Fx Letter is also a bilateral agreement between a Fund and a counterparty and is limited to cover only foreign exchange contracts. Fx Letters typically contain netting provisions covering events of default and do not require collateral to be posted. ISDAs and Fx Letters containing netting provisions may be referred to as Master Netting Agreements (“MNA”).

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker for OTC traded derivatives or by the clearing house for exchange traded derivatives. Brokers can ask for margining in excess of the minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts and options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2017

The following table presents derivative assets and liabilities net of amounts available for offset under a MNA and, as applicable, the related collateral and potential loss exposure to each Fund as of December 31, 2017:

		Gross Amounts Presented on Statements of Assets and Liabilities
Fund and Counterparty	Form of Master Netting Agreement	Value of Assets	Value of Liabilities	Net Amount Due (to)/from Counterparty	Collateral Pledged (Received by fund	Loss Exposure, After Collateral (note less than $0)
High Yield Fund
Bank of America Merrill Lynch	Fx Letter	$9,222	$(22,105)	$(12,883)	$—	$(12,883)
Citigroup	Fx Letter	3,323	(22,761)	(19,438)	—	(19,438)
HSBC Securities	Fx Letter	115	(538)	(423)	—	(423)
JPMorgan Chase	Fx Letter	—	(13,001)	(13,001)	—	(13,001)

Total		12,660	(58,405)	(45,745)	—	(45,745)
Flexibly Managed Fund
Credit Suisse	ISDA	104,720	—	104,720	—	104,720

Total		104,720	—	104,720	—	104,720
Mid Core Value Fund
Credit Suisse	Fx Letter	1,089	—	1,089	—	1,089
JPMorgan Chase	Fx Letter	—	(17,755)	(17,755)	—	(17,755)
Morgan Stanley	Fx Letter	—	(31,727)	(31,727)	—	(31,727)
UBS	Fx Letter	—	(2,799)	(2,799)	—	(2,799)

		1,089	(52,281)	(51,192)	—	(51,192)

The following is a summary of the location of derivatives on the Funds’ Statements of Operations as of December 31, 2017:

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on options
Change in net unrealized appreciation (depreciation) of futures contracts
Change in net unrealized appreciation (depreciation) of written options
Interest rate contracts	Net realized gain (loss) on futures contracts
Change in net unrealized appreciation (depreciation) of futures contracts

Foreign currency contracts	Net realized foreign currency exchange gain (loss)
Change in net unrealized appreciation (depreciation) of investments and foreign currency related items

Portfolio	Realized Gain (Loss) on Derivatives Recognized in Income
	Equity contracts	Foreign currency contracts	Interest rate contracts
Limited Maturity Bond Fund	$—	$—	$(295,639)
Quality Bond Fund	—	—	170,808
High Yield Fund	—	(581,989)	—
Flexibly Managed Fund	8,276,517	—	—
Index 500 Fund	628,298	—	—
Mid Cap Growth Fund	157,930	—	—
Mid Core Value Fund	—	(112,874)	—
Small Cap Index Fund	20,741	—	—
Developed International Index Fund	272,563	—	—
Emerging Markets Equity Fund	—	(87,347)	—

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2017

Portfolio	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Equity contracts	Foreign currency contracts	Interest rate contracts
Limited Maturity Bond Fund	$—	$—	$(107,155)
Quality Bond Fund	—	—	168,398
High Yield Fund	—	(52,033)	—
Flexibly Managed Fund	(27,008,253)	—	—
Index 500 Fund	59,911	—	—
Mid Cap Growth Fund	(14,896)	—	—
Mid Core Value Fund	—	(35,789)	—
Small Cap Index Fund	49,903	—	—
Developed International Index Fund	37,642	—	—
Emerging Markets Equity Fund	—	(41,283)	—

The table below summarizes the average balance of derivative holdings by Fund during the six months ended December 31, 2017. The average balance of derivatives held is indicative of the trading volume of each Fund.

	Average Derivative Volume
Portfolio	Forward Foreign currency contracts (Average Cost)	Future contracts (Average Notional Value) Long	Future contracts (Average Notional Value) Short	Purchased Options (Average Notional Cost)	Written Options (Premiums Received)
Limited Maturity Bond Fund	$—	$43,301,594	$576,543	$—	$—
Quality Bond Fund	—	41,876,588	35,245,602	—	8,672
High Yield Fund	6,499,785	—	—	—	—
Flexibly Managed Fund	—	—	—	838,696	10,634,124
Index 500 Fund	—	3,801,267	—	—	—
Mid Cap Growth Fund	—	—	—	55,276	49,575
Mid Core Value Fund	2,861,983	—	—	—	—
Small Cap Index Fund	—	1,099,005	—	—	—
Developed International Index Fund	—	1,441,072	—	—	—
Emerging Markets Equity Fund	754,150	—	—	—	—

8 — CREDIT AND MARKET RISK

The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds’ ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.

The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer’s continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

The High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Mid Cap Growth, Mid Core Value, Small Cap Growth, Developed International Index, International Equity and the Emerging Markets Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2017

9 — CONTRACTUAL OBLIGATIONS

In the general course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, management of the Funds expects the risk of loss to be remote.

10 — NEW REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended in Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

11 — SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that no additional subsequent events require recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and board of directors

Penn Series Funds, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Penn Series Funds, Inc., comprised of the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Balanced Fund, Large Growth Stock Fund, Large Cap Growth Fund, Large Core Growth Fund, Large Cap Value Fund, Large Core Value Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Mid Core Value Fund, SMID Cap Growth Fund, SMID Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Small Cap Index Fund, Developed International Index Fund, International Equity Fund, Emerging Markets Equity Fund, Real Estate Securities Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, and Conservative Allocation Fund (collectively, the Funds), including the schedules of investments, as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with custodians, brokers, transfer agents, or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Penn Series Funds, Inc. investment companies since 2004.

Philadelphia, Pennsylvania

February 23, 2018

Penn Series Funds, Inc.

December 31, 2017

Tax Information (unaudited)

Each Fund reports the following amounts distributed during the year ended December 31, 2017 as capital gain dividends:

Fund	Long-Term Capital Gain
Money Market Fund	$67
Quality Bond Fund	1,219,536
Flexibly Managed Fund	208,128,887
Balanced Fund	7,967,890
Large Growth Stock Fund	51,039,107
Large Cap Growth Fund	3,084,063
Large Core Growth Fund	10,961,685
Large Cap Value Fund	10,697,686
Large Core Value Fund	15,251,888
Index 500 fund	16,586,730
Mid Cap Growth Fund	2,443,718
Mid Cap Value Fund	11,670,301
Mid Core Value Fund	8,481,515
SMID Cap Growth Fund	1,321,078
SMID Cap Value Fund	9,245,718
Small Cap Growth Fund	8,246,693
Small Cap Value Fund	20,620,173
Small Cap Index Fund	5,036,917
International Equity Fund	41,510,124
Real Estate Securities Fund	3,691,359
Aggressive Allocation Fund	9,233,911
Moderately Aggressive Allocation Fund	31,884,835
Moderate Allocation Fund	43,919,512
Moderately Conservative Allocation Fund	11,224,977
Conservative Allocation Fund	4,205,025

Each Fund reports the following percentages of ordinary income dividend paid during the year ended December 31, 2017 as being eligible for the dividends received deduction available to corporate shareholders:

Fund
Quality Bond Fund	0.24%
High Yield Bond Fund	1.09%
Flexibly Managed Fund	30.74%
Balanced Fund	50.94%
Large Growth Stock Fund	100.00%
Large Cap Growth Fund	100.00%
Large Core Growth Fund	12.97%
Large Cap Value Fund	100.00%
Large Core Value Fund	49.09%
Index 500 fund	100.00%
Mid Cap Growth Fund	100.00%
Mid Cap Value Fund	100.00%
Mid Core Value Fund	70.41%
SMID Cap Growth Fund	8.25%
SMID Cap Value Fund	100.00%
Small Cap Growth Fund	79.16%
Small Cap Value Fund	36.42%

Penn Series Funds, Inc.

December 31, 2017

Tax Information (unaudited) continued

Fund
Small Cap Index Fund	68.07%
Developed International Index Fund	0.14%
International Equity Fund	27.61%
Aggressive Allocation Fund	45.10%
Moderately Aggressive Allocation Fund	41.22%
Moderate Allocation Fund	27.74%
Moderately Conservative Allocation Fund	19.53%
Conservative Allocation Fund	10.97%

Disclosure of Portfolio Holdings

The SEC has adopted a requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. For the Penn Series Funds, Inc., this would be for the fiscal quarters ending March 31 and September 30. The Form N-Q filing is made within 60 days after the end of the quarter. Penn Series Funds, Inc. filed its most recent Form N-Q with the SEC on November 17, 2017. It is available on the SEC’s website at http://www.sec.gov. or it may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, on the Fund’s website at http://www.pennmutual.com or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for the most recent twelve-month period ended June 30, 2017 is available on the Fund’s website at http://www.pennmutual.com and on the SEC’s website at http://www.sec.gov.

Penn Series Fund Management (Unaudited)

Name and Year of Birth	Position with the Company; Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds Overseen by the Director	Other Directorships Held by Director During Past 5 Years
INDEPENDENT DIRECTORS†
Marie K. Karpinski (1949)*	Director; No set term; served since 2015.	Retired (2010 – Present).	29	None.

Joanne B. Mack (1946)*	Director; No set term; served since 2013.	Vice President – Financial Services Consulting, Trianz (2012 – 2013); Management Consultant, self-employed (2009 – 2012; 2013 – Present).	29	None.

Archie C. MacKinlay (1955)*	Director; No set term; served since 2010.	Professor of Finance, Wharton School, University of Pennsylvania (1984 – Present).	29	None.

Rebecca C. Matthias (1953)*	Director; No set term; served since 2010.	Retired (2010 – Present); President, Destination Maternity Corporation (clothing) (1982 – 2010).	29	Director, CSS Industries.
INTERESTED DIRECTORS
Eileen C. McDonnell (1962)*	Director and Chairperson of the Board; No set term; served since 2010.	Chief Executive Officer (2011 – Present), President (2010 – 2015), Chairperson of the Board (2013 – Present), Executive Vice President and Chief Marketing Officer (2008 – 2010), Penn Mutual; Director, PMAM (2010 – Present); President and Director (2010 – Present), Chairperson of the Board (2011 – Present), PIA.	29	Director, UHS of Delaware, Inc.
David B. Pudlin (1949)*	Director; No set term; served since 2009.	Chief Executive Officer, President and Attorney, Hangley Aronchick Segal Pudlin & Schiller (law firm) (1994 – Present).	29	None.

*	The address of each Director is: Penn Series Funds, Inc. 600 Dresher Road, Horsham, Pennsylvania 19044.

Name and Year of Birth	Position with the Company; Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
OFFICERS
David M. O’Malley (1974)*	President; One year; served since 2014.	Chairperson and Chief Executive Officer, PMAM (2014 – Present); President and Chief Operating Officer (2016 – Present), Chief Operating Officer (2013 – 2015), Chief Financial Officer (2010 – 2013), Executive Vice President (2009 – 2013), Penn Mutual.

Steven Viola (1975)*	Treasurer One year; served since 2015.	Assistant Treasurer (2016 – Present), Senior Fund Accounting Analyst (2016 – 2017), PMAM; Senior Accountant, Penn Mutual (2005 – 2015).

Tyler J. Thur (1984)*	Assistant Treasurer One year; served since Feb. 2017.	Controller and Treasurer, PMAM (2015 – Present); Senior Financial Analyst, Penn Mutual (2011 – 2014).

Franklin L. Best, Jr. (1945)*	Secretary; One year; served since 2012.	Secretary, PMAM (2012 – Present); Vice President & General Counsel Insurance Operations & Corporate Secretary (2011 – Present), Managing Corporate Counsel and Secretary (2004 – 2011), Penn Mutual.

Penn Series Funds Management (Unaudited)

Name and Year of Birth	Position with the Company; Term of Office and Length of Time Served	Principal Occupation During Past 5 Years

Victoria Robinson (1965)*	Chief Compliance Officer One year; served since 2014.	Chief Operating Officer, PMAM (2017 – Present); Chief Compliance & Risk Officer, Managing Director, PMAM (2008 – Present); Assistant Vice President, Penn Mutual (2010 – 2015).

Dominic Russo (1983)*	Anti-Money Laundering Officer One year; served since 2015.	Chief Compliance Officer, Insurance Products & Services (Jan. 2017 – Present); Director, Insurance & Advertising Compliance (2014 – 2016); Manager, Annuity New Business (2011 – 2014); Senior Team Leader, Annuity Services (2011); Senior Team Leader, Life Services (2008 – 2011), Penn Mutual.

*	The address of each Officer is: Penn Series Funds, Inc. 600 Dresher Road, Horsham, Pennsylvania 19044.

Additional information about the Fund’s Directors is available in the Fund’s Statement of Additional Information, which is available upon request, without charge, by calling 1-800-523-0650.

Our Noble Purpose

Since 1847, Penn Mutual has been driven by our noble purpose — to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that purchasing life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come.

© 2018 The Penn Mutual Life Insurance Company and The Penn Insurance & Annuity Company, Philadelphia, PA 19172 www.pennmutual.com

PM8408 02/18

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Ms. Rebecca C. Matthias qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Matthias is considered independent for purposes of Item 3 of Form N-CSR

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $470,500 for 2017 and $459,000 for 2016.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2017 and $0 for 2016. [This represents the review of the semi-annual financial statements.]

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2017 and $0 for 2016.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2017 and $0 for 2016.

(e)	Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1)	Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Penn Series Funds, Inc. To the extent required by applicable law, pre-approval by the Audit Committee of the Penn Series Funds, Inc. (the “Company”) Board of Directors is required for all audit and permissible non-audit services rendered to the Company and all permissible non-audit services rendered to the investment adviser to the Company, Penn Mutual Asset Management, Inc. (“PMAM”), or any other service providers controlling, controlled by or under common control with PMAM that provide ongoing services to the Company (“Related Entities”) that relate directly to the operations and financial reporting of the Company’s Funds. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for the Company may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or by the Audit Committee Chairman or other member of the Audit Committee as designated by the Audit Committee. The Policy sets forth the audit, audit-related, tax and all other services that are subject to general or specific pre-approval by the Audit Committee subject to specified expense limitations. The Policy provides that the Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor pursuant to the pre-approval provision of the Policy. Pursuant to the Policy, the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules and related guidance concerning auditor independence.

No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2017 and $0 for 2016.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The shareholder meeting voting results is included as part of the report to shareholders filed under Item 1 of this form.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto..

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Penn Series Funds, Inc.

By (Signature and Title)*	/s/ David M. O’Malley
David M. O’Malley, President (principal executive officer)

Date	3/5/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David M. O’Malley
David M. O’Malley, President (principal executive officer)

Date	3/5/18

By (Signature and Title)*	/s/ Steven Viola
Steven Viola, Treasurer (principal financial officer)

Date	3/5/18

*	Print the name and title of each signing officer under his or her signature.